THE WACHOVIA FUNDS
                             WACHOVIA EQUITY FUND
                      WACHOVIA QUANTITATIVE EQUITY FUND
                          WACHOVIA EQUITY INDEX FUND
                         WACHOVIA SPECIAL VALUES FUND
                        WACHOVIA EMERGING MARKETS FUND
                            WACHOVIA BALANCED FUND
                          WACHOVIA FIXED INCOME FUND
                    WACHOVIA SHORT-TERM FIXED INCOME FUND

                         THE WACHOVIA MUNICIPAL FUNDS
                       WACHOVIA GA MUNICIPAL BOND FUND
                       WACHOVIA NC MUNICIPAL BOND FUND
                       WACHOVIA SC MUNICIPAL BOND FUND


                            COMBINED ANNUAL REPORT
                              NOVEMBER 30, 1997



----------------------------------------------------------------------WACHOVIA
Effective July 31, 1997 The Biltmore Funds became The Wachovia Funds.


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                              PRESIDENT'S MESSAGE

Dear Shareholder:

I am pleased to present the combined Annual Report to Shareholders for The Wachovia Funds and The Wachovia Municipal Funds.

This report covers the 12-month period ended November 30, 1997, and includes commentary by portfolio management, a complete list of the funds' holdings and the funds' financial statements. The following fund-by-fund highlights cover performance activity in Class A Shares, Class B Shares, and Class Y Shares.

I urge you to read the portfolio manager commentary for additional information about your fund's performance.

THE WACHOVIA FUNDS
WACHOVIA EQUITY FUND pursues growth and income through a portfolio of blue-chip stocks issued by some of America's largest and best-known companies. In particular, the fund's manager seeks stocks issued by companies that are both undervalued and have good growth opportunities. At the end of the reporting period, the fund's more than 130 stock holdings included such well-known names as American Express, Avon, Coca-Cola, Disney, Exxon, Ford, Intel, Lilly (Eli), McDonald's, Nike, and Xerox. Fund net assets reached $199 million at the end of the reporting period.

                                                         TOTAL RETURN*       INCOME        CAPITAL GAINS
                                                         BASED ON NAV     DISTRIBUTIONS    DISTRIBUTIONS   SHARE PRICE CHANGE
Class A Shares                                                20.22%        $    0.13        $    1.86      $14.81 to $15.39
Class B Shares                                                19.27%        $    0.04        $    1.86      $14.79 to $15.35
Class Y Shares                                                20.44%        $    0.16        $    1.86      $14.81 to $15.39

WACHOVIA QUANTITATIVE EQUITY FUND pursues growth and income by investing in a portfolio of stocks issued by large, established companies across the entire industrial spectrum. On the last day of the reporting period, the portfolio included quality names like Anheuser-Busch, Bell Atlantic, Bristol-Myers Squibb, Chrysler, Coca-Cola, Dole Foods, Pepsico, Sprint, and Whirlpool. Fund net assets ended the reporting period at $224 million.

                                                         TOTAL RETURN*       INCOME        CAPITAL GAINS
                                                         BASED ON NAV     DISTRIBUTIONS    DISTRIBUTIONS   SHARE PRICE CHANGE
Class A Shares                                                29.38%        $    0.20        $    0.79      $15.67 to $19.00
Class B Shares                                                28.33%        $    0.09        $    0.79      $15.65 to $18.95
Class Y Shares                                                29.60%        $    0.23        $    0.79      $15.67 to $19.00

WACHOVIA EQUITY INDEX FUND pursues a total return that approximates that of the Standard & Poor's 500 Index ("S&P 500 Index")--a classic benchmark of stock market performance.** As a result, the fund's extensive portfolio contained a "who's who" of well-known, quality American companies. At the end of the reporting period, fund net assets totaled $298 million.

                                                         TOTAL RETURN*       INCOME        CAPITAL GAINS
                                                         BASED ON NAV     DISTRIBUTIONS    DISTRIBUTIONS   SHARE PRICE CHANGE
Class A Shares                                                27.55%        $    0.28        $    0.91      $15.98 to $18.89
Class Y Shares                                                27.91%        $    0.31        $    0.91      $15.98 to $18.91

WACHOVIA SPECIAL VALUES FUND pursues growth by investing in a diversified portfolio of small-company stocks.*** Unlike many other funds that invest in small-company stocks through a high-flying approach, this fund is managed through a highly disciplined approach. Its manager seeks stocks issued by well-capitalized, and well-run small companies that are selling at less than their estimated long-term values. At the end of the period, the fund's $122 million portfolio was invested in more than 125 stocks across 16 business sectors.

                                                         TOTAL RETURN*       INCOME        CAPITAL GAINS
                                                         BASED ON NAV     DISTRIBUTIONS    DISTRIBUTIONS   SHARE PRICE CHANGE
Class A Shares                                                33.08%        $    0.08        $    1.61      $15.67 to $18.64
Class Y Shares                                                33.29%        $    0.08        $    1.61      $15.67 to $18.67

  *Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. See total returns for the reporting period adjusted for the sales charge on page 3.

 **The S&P 500 Index is an unmanaged index comprised of common stocks in industry, transportation, and financial and public utility companies. Investments cannot be made in an index.

***Small cap stocks have historically experienced greater volatility than average.


WACHOVIA EMERGING MARKETS FUND pursues growth over the long-term by investing in stocks of foreign companies located in emerging market countries.**** The fund's managers use a unique "two-tier, equal weighting" approach to selecting stocks for the fund that offers greater diversification than most emerging market funds, with the opportunity for better protection from unexpected negative developments in any one country. At the end of the reporting period, the fund's portfolio contained stocks issued by companies from 31 countries. Fund net assets ended the reporting period at $147 million. The fund's performance reflected the negative impact of the Asian economic crisis on the emerging markets. However, while the fund's performance was not positive, shareholders were spared from the highly negative performance of the overall emerging marketplace.

                                                                         TOTAL RETURN*       INCOME
                                                                         BASED ON NAV     DISTRIBUTION    SHARE PRICE CHANGE
Class A Shares                                                               (3.82%)        $    0.11      $11.67 to $11.12
Class Y Shares                                                               (3.64%)        $    0.11      $11.67 to $11.13

WACHOVIA BALANCED FUND pursues a popular investment objective--long-term growth and current income--by investing in a quality combination of stocks (52.2%) and bonds. Bond holdings were diversified across corporate bonds (15%), mortgage-backed securities (15%), and U.S. Treasury obligations (14.4%), a repurchase agreement (4.5%), and foreign bonds (1.5%). Over the reporting period, fund net assets increased from $256 million to $306 million.

                                                         TOTAL RETURN*       INCOME        CAPITAL GAINS
                                                         BASED ON NAV     DISTRIBUTIONS    DISTRIBUTIONS   SHARE PRICE CHANGE
Class A Shares                                                15.17%        $    0.34        $    1.44      $13.30 to $13.26
Class B Shares                                                14.19%        $    0.26        $    1.44      $13.29 to $13.23
Class Y Shares                                                15.37%        $    0.37        $    1.44      $13.30 to $13.26

WACHOVIA FIXED INCOME FUND pursues a high level of total return from a diversified portfolio of income-producing securities. At the end of the period, the fund's $195 million in net assets were invested across U.S. Treasury obligations (32.9%), government agency securities (19.3%), corporate bonds (34.8%), asset-backed securities (4.8%), mutual fund shares (3.4%), a repurchase agreement (2.2%), and foreign bonds (1.6%).

                                                                        TOTAL RETURN*       INCOME
                                                                        BASED ON NAV     DISTRIBUTIONS   SHARE PRICE CHANGE
Class A Shares                                                                6.14%        $    0.56       $9.83 to $9.85
Class B Shares                                                                5.21%        $    0.48       $9.83 to $9.84
Class Y Shares                                                                6.38%        $    0.58       $9.83 to $9.85

WACHOVIA SHORT-TERM FIXED INCOME FUND pursues a high level of income from a diversified portfolio that, at the end of the reporting period, consisted primarily of corporate bonds (62.2%) and U.S. Treasury obligations (27.9%). These short-term, income-producing securities are managed to provide an income stream and cushion shareholders against volatility during periods of interest rate increases. Fund net assets totaled $98 million on the last day of the reporting period.

                                                                        TOTAL RETURN*       INCOME
                                                                        BASED ON NAV     DISTRIBUTIONS   SHARE PRICE CHANGE
Class A Shares                                                                5.10%        $    0.51       $9.79 to $9.77
Class Y Shares                                                                5.33%        $    0.53       $9.79 to $9.77

THE WACHOVIA MUNICIPAL FUNDS
WACHOVIA GEORGIA MUNICIPAL BOND FUND pursues monthly income exempt from federal regular income tax and Georgia state personal income taxes.+ The fund invests in a portfolio of bonds issued by municipalities across Georgia that are rated A or higher by nationally recognized statistical rating organizations. Total net assets reached $18 million on the last day of the reporting period.

                                                         TOTAL RETURN*       INCOME        CAPITAL GAINS
                                                         BASED ON NAV     DISTRIBUTIONS    DISTRIBUTIONS   SHARE PRICE CHANGE
Class A Shares                                                 5.41%        $    0.44        $    0.02      $11.00 to $11.11
Class Y Shares                                                 5.63%        $    0.47        $    0.02      $11.00 to $11.11

   *Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. See total returns for the reporting period adjusted for the sales charge on page 3.

****Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards. Emerging markets' economic structures may be less diverse and mature, and their political systems may be less stable than those of established markets.

  ++Income may be subject to the federal alternative minimum tax.


WACHOVIA NORTH CAROLINA MUNICIPAL BOND FUND pursues monthly income exempt from federal regular income tax and North Carolina state income tax.+ At the end of the reporting period, the fund's $55 million portfolio was invested in bonds issued by municipalities across North Carolina. All holdings are rated A or higher at the time of purchase by nationally recognized statistical rating organizations.

                                                         TOTAL RETURN*       INCOME        CAPITAL GAINS
                                                         BASED ON NAV     DISTRIBUTIONS    DISTRIBUTIONS   SHARE PRICE CHANGE
Class A Shares                                                 5.36%        $    0.43        $    0.02      $11.03 to $11.15
Class Y Shares                                                 5.57%        $    0.45        $    0.02      $11.03 to $11.15

WACHOVIA SOUTH CAROLINA MUNICIPAL BOND FUND pursues monthly income exempt from federal regular income tax and South Carolina state income taxes.+ The fund invests in a portfolio of bonds issued by municipalities of South Carolina that are rated A or higher by nationally recognized statistical rating organizations at the time of purchase. Total net assets reached $108 million at the reporting period's end.

                                                         TOTAL RETURN*       INCOME        CAPITAL GAINS
                                                         BASED ON NAV     DISTRIBUTIONS    DISTRIBUTIONS   SHARE PRICE CHANGE
Class A Shares                                                 6.01%        $    0.52        $    0.05      $11.05 to $11.12
Class Y Shares                                                 6.23%        $    0.55        $    0.05      $11.05 to $11.12

Thank you for pursing your financial goals through one or more of these funds. As we begin a new year, we renew out commitment to keep you up-to-date on your investment progress through the highest level of service.

Sincerely,

/s/ John W. McGonigle
John W. McGonigle
President
January 15, 1998

* Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

+Income may be subject to the federal alternative minimum tax.

Total returns for the reporting period adjusted for the sales charge are as follows:

Wachovia Equity Fund, Class A Shares, 14.79%; Class B Shares, 13.52% Wachovia Quantitative Equity Fund, Class A Shares, 23.55%; Class B Shares, 23.05% Wachovia Equity Index Fund, Class A Shares, 21.84% Wachovia Special Values Fund, Class A Shares, 27.08% Wachovia Emerging Markets Fund, Class A Shares, (8.14%) Wachovia Balanced Fund, Class A Shares, 9.56%; Class B Shares, 8.49% Wachovia Fixed Income Fund, Class A Shares, 1.39%; Class B Shares, (0.03%) Wachovia Short-Term Fixed Income Fund, Class A Shares, 2.48% Wachovia Georgia Municipal Bond Fund, Class A Shares, 0.65% Wachovia North Carolina Municipal Bond Fund, Class A Shares, 0.61% Wachovia South Carolina Municipal Bond Fund, Class A Shares, 1.25%

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                                    OVERVIEW

WACHOVIA EQUITY FUND SHAREHOLDER:

Although many equity markets in the world experienced problems in 1997, continued fundamental strength of U.S. companies and a good economic environment guided the U.S. equity market to another wonderful year. Despite historical valuation measures prompting some investors to decrease equity exposure, we remained close to fully invested in equities, which benefited your portfolio's returns.

While the equity market performed strongly in 1997, the breadth of the market significantly narrowed. The market was characterized by a pronounced capitalization effect, with the largest 100 companies in the S&P 500 Index (accounting for more than 65 percent of the capitalization-weighted index) significantly outperforming the rest of the market. As you may have seen in news reports, most active managers (about 90 percent) under-performed the S&P 500 Index in 1997.

The market also favored factors that are frequently associated with a "growth" investment style, including positive earnings revisions and price momentum. In retrospect, the winning strategy for 1997 was to be invested only in large-cap growth companies (regardless of their valuation level) that continued to show consistently high levels of earnings growth.

Last year's market environment was not especially favorable for our investment style that focuses on the fundamental value of a company (including earnings growth) relative to its current stock price. The objective is to avoid paying too much for a stock and to sell stocks that are over-priced. Despite last year's environment, we remain confident that our investment process is appropriate for good long-term results.

We invested in many of the larger companies in the S&P 500 Index, but we also held diversifying positions in somewhat smaller companies and sold a number of large-cap stocks because of their high valuation levels. While there were some notable success stories, a number of our stock selections fell short of expectations last year.

WACHOVIA QUANTITATIVE EQUITY FUND SHAREHOLDER:

The Wachovia Quantitative Equity Fund employs a quantitative model to discover attractively valued stocks, using a variety of factors that have historically lead to strong equity performance. Some of the factors in the model pertain to the price one pays for a company relative to various measures of value (dividends, book value, earnings, etc.). Other inputs of the model deal with a company's growth prospects (earnings growth, changes of analysts' estimates, etc.). By analyzing both growth and value characteristics within the quantitative framework, the fund seeks to do well in a wide variety of market environments.

In 1997, the large-cap portion of the market was propelled by growth factors, while the smaller-cap areas were driven by value factors. Predictors relating to growth and value factors were both fairly accurate in their respective segments of the market. The quantitative model worked well in the market environment for 1997.

WACHOVIA EQUITY INDEX FUND SHAREHOLDER:

While the equity market performed strongly in 1997, the breadth of the market significantly narrowed. The market was characterized by a pronounced capitalization effect, with the largest 100 companies in the S&P 500 Index (accounting for more than 65 percent of the capitalization-weighted index) significantly outperforming the rest of the market.

WACHOVIA SPECIAL VALUES FUND SHAREHOLDER:

Again in 1997, the overall investing environment was clearly supportive of value realization in the small-cap stock market. Domestic economic conditions remained strong enough to produce high levels of corporate profitability, but moderate enough to keep inflation tame. Domestic and international monetary conditions were ideal too, with excess liquidity finding its way into financial markets.

About 15 of our holdings were boughtout during the year, including three out of the top ten holdings (White River, Carson Pirie Scott, Guaranty National). The companies were acquired by larger firms usually at a big premium, benefitting performance.

Remaining oil service stock holdings doubled or even tripled in 1997. We trimmed positions throughout the year as stocks hit our price targets, and fully exited oil stocks prior to the November collapse of the sector.

The Asian scare has sent many technology stocks down drastically. The overall market volatility coupled with year-end tax loss selling has created more buying opportunities which should put cash to use shortly. We believe the time is ripe to pick up solid companies that will eventually turn around.


WACHOVIA EMERGING MARKETS FUND SHAREHOLDER:

Given the financial crisis which has been spreading across southeast Asia, the management team of the Wachovia Emerging Markets Fund thought that now is an appropriate time to revisit the issue of investing in emerging markets - the opportunities, the risks, and the wisdom of our strategy.

The premise behind the Wachovia Emerging Markets Fund remains the same as it was nearly three years ago when the fund was launched. Barriers around the world were falling and billions of people were entering the global economy for the first time. We hypothesized that their resources would be used more efficiently and their buying power would demand more goods and services, leading to higher rates of economic growth, particularly in the regions where this transformation was occurring.

We launched the fund knowing the possibility of surprises that can lead to dramatic upheaval was inherent in the nature of developing economies, just as in the developed world. For this reason, we purposefully created a fund that took risk into account, spreading our assets over many countries in many regions, to offer some protection from isolated shocks. The wisdom of this strategy was proven immediately upon the launch of the fund, with Mexico's devaluation of the peso. Some of our competitors had large concentrations in Mexico, while our diversified posture minimized the impact on our portfolio. That diversified structure helped us generate the second highest return among emerging markets funds in 1995.

The summer of 1997 has seen renewed turmoil, this time in Southeast Asia. First Thailand, and then the Philippines, Indonesia, and Malaysia devalued their currencies. Again, our basic structure protects our shareholders by diversifying the fund's assets around the world. Additionally, we have been actively underweighted in southeast Asia for some time now, and have recently reduced our exposure to Hong Kong due to our concerns about what is going on there. We have an underweighted exposure to the whole region, with less than a quarter of the fund's assets in Asia.

We remain confident that the growth drivers in emerging economies still exist and will lead to high rates of growth going forward. We recognize that there will be interruptions along the way, and for that reason we stay committed to our diversified fund structure. We believe the Wachovia Emerging Markets Fund strikes the proper balance between offering investors exposure to positive long-term trends and protection from short-term disturbances. These turbulent times have strengthened our conviction in our process.

WACHOVIA BALANCED FUND SHAREHOLDER:

Asset allocation strategy in the fund was consistent throughout the year, with approximately 52 percent of the fund's assets in equity securities, 44 percent in fixed income securities and 4 percent in cash.

Although many equity markets in the world experienced problems in 1997, continued fundamental strength of U.S. companies and a good economic environment guided the U.S. equity market to another wonderful year. Despite historical valuation measures prompting some investors to decrease equity exposure, we remained close to fully invested in equities, which benefited your portfolio's returns.

The bond portion of the fund benefitted from a longer duration relative to the Lehman Brothers Aggregate Bond Index ("Lehman Aggregate Bond Index")+ throughout the year. Our underweighting of mortgages also helped, as prepayments accelerated due to falling interest rates.

WACHOVIA FIXED INCOME FUND SHAREHOLDER:

The fund benefitted from a longer duration relative to the Lehman Aggregate Bond Index throughout the year. Our underweighting of mortgages also helped, as prepayments accelerated due to falling interest rates.

Late in the year, U.S. corporate yields widened drastically. Our overweighting of corporate securities detracted slightly from performance.

We believe that disinflation will prevail for the foreseeable future; disinflation coupled with moderating economic growth should benefit fixed income markets. Because bond yields should continue to move lower, we continue to hold a longer average duration relative to the market.

WACHOVIA SHORT-TERM FIXED INCOME FUND SHAREHOLDER:

The shorter end of the yield curve remained fairly range bound as federal fund rates remained stable at 5.25 percent. The fund benefitted from a longer duration relative to the index throughout the year. Our overweight strategy in corporates was relatively neutral to performance. Slight widening of corporate yields relative to Treasury securities was offset by higher yields.

 +The Lehman Aggregate Bond Index is an unmanaged index measuring both the capital price changes and income provided by the underlying universe of securities, comprised of U.S. Treasury obligations, U.S. agency obligations, foreign obligations, U.S. investment-grade corporate debt and mortgage-backed obligations. Investments cannot be made in an index.


WACHOVIA GEORGIA MUNICIPAL BOND FUND:

Emphasis on credit quality continued throughout the year because quality spreads remained very narrow. Sixty-five percent of the fund's holdings was rated AAA, and all holdings in the portfolio had a rating of A or better. We continued to keep duration approximately 10 percent longer than the Lehman Brothers State General Obligation Bond Index ("Lehman State General Obligation Bond Index").+

WACHOVIA NORTH CAROLINA MUNICIPAL BOND FUND:

Emphasis on credit quality continued throughout the year because quality spreads remained very narrow. 72 percent of the fund's holdings was rated AAA, and all holdings in the portfolio had a rating of A or better. We continued to keep duration approximately 10 percent longer than the Lehman State General Obligation Index.

WACHOVIA SOUTH CAROLINA MUNICIPAL BOND FUND:

Emphasis on credit quality continued throughout the year because quality spreads remained very narrow. 72 percent of the fund's holdings was rated AAA, and all but one holding in the portfolio had a rating of A or better. We continued to keep duration approximately 10 percent longer than the Lehman State General Obligation Index.

++The Lehman State General Obligation Bond Index is an unmanaged index comprised of all state general obligation debt issues and is compiled without regard to maturities. These bonds are rated A or better and represent a variety of coupon ranges. Index figures are total returns calculated for one-, three-, and twelve-month periods as well as year-to-date. Total returns are also calculated as of the index inception, December 31, 1979. Investments cannot be made in an index.

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                     WACHOVIA EQUITY FUND (CLASS A SHARES)
                                  (UNAUDITED)

      GROWTH OF $10,000 INVESTED IN WACHOVIA EQUITY FUND (CLASS A SHARES)

     The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Equity Fund (Class A Shares) (the "Fund") from May 7, 1993 (start of performance) to November 30, 1997 compared to the S&P 500 Index.+



                [GRAPHIC REPRESENTATION A1 OMITTED. SEE APPENDIX.]



PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 Index has been adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

 +The S&P 500 Index is an unmanaged index comprised of common stocks in industry, transportation, and financial and public utility companies. The S&P 500 Index is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.


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                     WACHOVIA EQUITY FUND (CLASS B SHARES)
                                  (UNAUDITED)

      GROWTH OF $10,000 INVESTED IN WACHOVIA EQUITY FUND (CLASS B SHARES)

     The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Equity Fund (Class B Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 1997 compared to the S&P 500 Index.+



                [GRAPHIC REPRESENTATION A2 OMITTED. SEE APPENDIX.]



PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 4.00% contingent deferred sales charge on any redemption less than two years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 Index has been adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

 +The S&P 500 Index is an unmanaged index comprised of common stocks in industry, transportation, and financial and public utility companies. The S&P 500 Index is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made to an index.


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                     WACHOVIA EQUITY FUND (CLASS Y SHARES)
                                  (UNAUDITED)

      GROWTH OF $10,000 INVESTED IN WACHOVIA EQUITY FUND (CLASS Y SHARES)

     The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Equity Fund (Class Y Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 1997 compared to the S&P 500 Index.+



                 [GRAPHIC REPRESENTATION A3 OMITTED. SEE APPENDIX.]



PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 Index has been adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

 +The S&P 500 Index is an unmanaged index comprised of common stocks in industry, transportation, and financial and public utility companies. The S&P 500 Index is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              WACHOVIA EQUITY FUND
                            PORTFOLIO OF INVESTMENTS

                               NOVEMBER 30, 1997


 Shares                                          Value
---------------------------------------------------------
Common Stocks--82.0%
             COMMERCIAL SERVICES--0.1%
      5,960  Sbarro, Inc.                    $    166,880
                                             ------------
             CONSUMER CYCLICAL--0.5%
     22,765  (b)Lear Corp.                      1,065,687
                                             ------------
             CONSUMER DURABLES--3.1%
      4,705  American Greetings Corp.,
             Class A                              172,909
     49,785  Ford Motor Co.                     2,140,755
      6,480  General Motors                       395,280
      4,800  Goodyear Tire & Rubber Co.           291,300
     37,410  Hasbro, Inc.                       1,087,228
     39,400  Newell Co.                         1,608,013
     12,094  Sherwin-Williams Co.                 345,435
      2,000  Stanley Works                         88,125
                                             ------------
             Total                              6,129,045
                                             ------------
             CONSUMER NON-DURABLES--9.0%
      3,580  Avon Products, Inc.                  206,969
     31,295  CPC International, Inc.            3,235,121
     30,563  Coca-Cola Co.                      1,910,187
      3,900  Fortune Brands, Inc.                 141,131
     14,656  Gillette Co.                       1,352,932
     20,345  Nike, Inc., Class B                  990,547
    112,331  PepsiCo, Inc.                      4,142,206
     75,286  Philip Morris Cos., Inc.           3,274,941
      9,000  Procter & Gamble Co.                 686,813
      6,455  R.J.R. Nabisco, Inc., Class A        300,964
     17,602  Sara Lee Corp.                       930,706
      5,600  Unilever N.V., ADR                   325,150
      4,500  Wrigley (Wm.), Jr. Co.               356,063
                                             ------------
             Total                             17,853,730
                                             ------------
             CONSUMER SERVICES--3.8%
     37,100  Disney (Walt) Co.                  3,522,181
     24,736  McDonald's Corp.                   1,199,696
     33,243  Service Corp. International        1,215,447
     15,725  Tribune Co.                          886,497
     22,988  (b)Tricon Global Restaurants,
             Inc.                                 777,282
                                             ------------
             Total                              7,601,103
                                             ------------
             ELECTRICAL--0.4%
     13,139  Emerson Electric Co.                 722,645
                                             ------------
Common Stocks--continued
             ELECTRONIC TECHNOLOGY--10.3%
     28,053  (b)3Com Corp.                   $  1,016,921
      1,400  (b)Applied Materials, Inc.            46,200
     47,121  Boeing Co.                         2,503,303
     46,622  (b)Cabletron Systems, Inc.         1,072,306
     36,340  (b)Cisco Systems, Inc.             3,134,325
     18,420  (b)Compaq Computer Corp.           1,150,099
     37,805  Hewlett-Packard Co.                2,308,468
     34,444  Intel Corp.                        2,673,715
     13,540  International Business
             Machines Corp.                     1,483,476
     33,051  Motorola, Inc.                     2,078,082
      1,200  Northern Telecom Ltd.                107,775
     30,635  (b)Sun Microsystems, Inc.          1,102,860
      7,765  Telefonaktiebolaget LM
             Ericsson, Class B                    313,997
     23,500  Texas Instruments, Inc.            1,157,375
      5,910  United Technologies Corp.            442,881
                                             ------------
             Total                             20,591,783
                                             ------------
             ENERGY MINERALS--3.6%
     13,585  Amoco Corp.                        1,222,650
     29,220  Exxon Corp.                        1,782,420
      2,000  Kerr-McGee Corp.                     132,625
     13,300  Mobil Corp.                          956,769
      2,090  Occidental Petroleum Corp.            62,047
     18,130  Phillips Petroleum Co.               878,172
     40,830  Royal Dutch Petroleum Co., ADR     2,151,231
                                             ------------
             Total                              7,185,914
                                             ------------
             FINANCE--13.6%
     26,924  AMBAC                              1,080,325
        800  Ace, Ltd.                             79,400
      1,666  Aegon N.V.                           141,610
      1,700  Allstate Corp.                       145,987
      8,945  American Express Co.                 705,537
     50,065  American International Group,
             Inc.                               5,047,178
     28,355  Banc One Corp.                     1,456,738
     16,487  Chase Manhattan Corp.              1,790,900
     38,144  Chubb Corp.                        2,705,840
     23,650  Citicorp                           2,836,522
     42,120  Countrywide Credit Industries,
             Inc.                               1,724,287
Common Stocks--continued
             FINANCE--CONTINUED
     33,995  Federal Home Loan Mortgage
             Corp.                           $  1,402,294
     57,705  Federal National Mortgage
             Association                        3,047,545
     14,450  KeyCorp                              974,472
      2,120  MBIA Insurance Corporation         2,019,545
      8,906  MGIC Investment Corp.                520,444
      7,750  Providian Financial Corp.            341,484
      3,640  Wells Fargo & Co.                  1,118,390
                                             ------------
             Total                             27,138,498
                                             ------------
             HEALTH SERVICES--2.4%
     23,543  Bergen Brunswig Corp., Class A     1,010,878
      9,050  Columbia/HCA Healthcare Corp.        266,975
     14,480  (b)HealthCare COMPARE Corp.          754,770
     86,707  (b)Tenet Healthcare Corp.          2,747,528
                                             ------------
             Total                              4,780,151
                                             ------------
             HEALTH TECHNOLOGY--8.6%
     31,290  Abbott Laboratories                2,033,850
     26,143  American Home Products Corp.       1,826,742
     29,425  Baxter International, Inc.         1,489,641
      8,545  Becton, Dickinson & Co.              440,602
     46,769  Bristol-Myers Squibb Co.           4,378,748
     23,304  Johnson & Johnson                  1,466,696
      9,600  Lilly (Eli) & Co.                    605,400
     43,692  Medtronic, Inc.                    2,086,293
     20,632  Merck & Co., Inc.                  1,951,014
      7,600  Pfizer, Inc.                         552,900
      1,590  Warner-Lambert Co.                   222,401
                                             ------------
             Total                             17,054,287
                                             ------------
             INDUSTRIAL SERVICES--4.0%
      5,700  Baker Hughes, Inc.                   238,687
      8,800  Halliburton Co.                      474,650
     70,903  (b)Philip Services Corp.           1,121,154
     48,594  Schlumberger Ltd.                  3,999,894
     32,156  (b)Thermo Electron Corp.           1,183,743
     28,957  (b)U.S. Filter Corp.                 908,526
                                             ------------
             Total                              7,926,654
                                             ------------
             MISCELLANEOUS--0.4%
     32,980  (b)MedPartners, Inc.                 816,255
                                             ------------
             NON-ENERGY MINERALS--0.4%
      5,225  Aluminum Co. of America              351,381
      6,480  LTV Corp.                             72,090
      1,600  Potash Corporation of
             Saskatchewan, Inc.                   125,900
Common Stocks--continued
             NON-ENERGY MINERALS--CONTINUED
      6,467  (b)UCAR International, Inc.     $    258,276
                                             ------------
             Total                                807,647
                                             ------------
             PROCESS INDUSTRIES--4.2%
     30,660  Ecolab, Inc.                       1,563,660
     11,047  Hercules, Inc.                       536,470
     34,230  Kimberly-Clark Corp.               1,782,099
      8,200  Mead Corp.                           529,413
      9,650  Millipore Corp.                      373,938
     10,500  Monsanto Co.                         458,719
      1,805  NCH, Corp.                           123,078
     50,630  Praxair, Inc.                      2,224,556
      2,801  Solutia, Inc.                         63,898
     18,158  Sonoco Products Co.                  595,809
                                             ------------
             Total                              8,251,640
                                             ------------
             PRODUCER MANUFACTURING--7.4%
      6,000  Ametek, Inc.                         142,500
     16,650  Caterpillar, Inc.                    798,159
      4,050  Cooper Industries, Inc.              209,081
        630  (b)Culligan Water Technologies        29,617
      8,900  Dover Corp.                          596,856
     18,403  (b)FMC Corp.                       1,344,569
     42,850  General Electric Co.               3,160,187
     34,841  Harsco Corp.                       1,380,575
     15,100  Honeywell, Inc.                      989,050
     31,307  Ingersoll-Rand Co.                 1,279,674
      4,450  Loews Corp.                          472,256
      6,300  Tecumseh Products Co., Class A       310,275
     27,900  Tyco International, Ltd.           1,095,075
     29,424  Xerox Corp.                        2,285,877
     13,660  York International Corp.             632,629
                                             ------------
             Total                             14,726,380
                                             ------------
             RETAIL TRADE--1.0%
      8,700  American Stores Co.                  172,369
      2,800  Circuit City Stores, Inc.             91,875
      5,250  Fingerhut Companies, Inc.            108,937
     29,270  Lowe's Cos., Inc.                  1,344,591
      9,050  (b)Toys 'R' Us, Inc.                 308,831
                                             ------------
             Total                              2,026,603
                                             ------------
             TECHNOLOGY SERVICES--3.5%
      3,360  (b)Adaptec, Inc.                     166,320
     12,030  Avnet, Inc.                          796,987
     59,910  Computer Associates
             International, Inc.                3,119,064
     19,735  Danka Business Systems, PLC,
             ADR                                  725,261


 Shares or
 Principal
  Amount                                          Value
---------------------------------------------------------
Common Stocks--continued
             TECHNOLOGY SERVICES--CONTINUED
      1,400  Electronic Data Systems Corp.   $     53,200
     13,445  (b)McAfee Associates, Inc.           615,109
      6,400  (b)Microsoft Corp.                   905,600
     19,462  (b)Oracle Corp.                      648,328
                                             ------------
             Total                              7,029,869
                                             ------------
             TELECOMMUNICATIONS--0.5%
      2,035  Bell Atlantic Corp.                  181,624
      5,950  (b)LCI International, Inc.           163,997
        650  Lucent Technologies, Inc.             52,081
      8,336  OY Nokia AB, Class A, ADR            692,930
                                             ------------
             Total                              1,090,632
                                             ------------
             TRANSPORTATION--2.2%
      3,650  Burlington Northern Santa Fe         333,975
     76,520  CSX Corp.                          4,002,952
      3,350  Illinois Central Corp.               120,809
                                             ------------
             Total                              4,457,736
                                             ------------
             UTILITIES--3.0%
      7,000  BellSouth Corp.                      383,250
      2,450  CMS Energy Corp.                      96,469
     16,220  Coastal Corp.                        949,884
      8,005  Equity Residential Properties
             Trust                                400,250
     52,745  GTE Corp.                          2,666,919
      5,900  MCI Communications Corp.             259,231
     49,330  Southern Co.                       1,183,920
                                             ------------
             Total                              5,939,923
                                             ------------
             Total Common Stocks
             (identified cost $126,845,277)   163,363,062
                                             ------------
U.S. Government Agencies--12.5%
             FEDERAL HOME LOAN BANK--
             DISCOUNT NOTES--1.2%
$ 1,250,000  Federal Home Loan Bank,
             12/10/1997                         1,248,262
    250,000  Federal Home Loan Bank,
             12/9/1997                            249,700



 Principal
  Amount                                          Value
---------------------------------------------------------
U.S. Government Agencies--continued
             FEDERAL HOME LOAN BANK--CONTINUED
$ 1,000,000  Federal Home Loan Bank,
             3/20/1998                       $    983,200
                                             ------------
             Total                              2,481,162
                                             ------------
             FEDERAL HOME LOAN MORTGAGE CORPORATION--
             DISCOUNT NOTE--1.4%
  2,750,000  Federal Home Loan Mortgage
             Corp., 12/19/1997                  2,742,327
                                             ------------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION--
             DISCOUNT NOTES--9.9%
 17,750,000  Federal National Mortgage
             Association, 12/15/1997           17,711,482
  1,000,000  Federal National Mortgage
             Association, 12/18/1997              997,360
  1,000,000  Federal National Mortgage
             Association, 3/20/1998               983,260
                                             ------------
             Total                             19,692,102
                                             ------------
             Total U.S. Government Agencies
             (identified cost $24,917,649)     24,915,591
                                             ------------
U.S. Treasury Obligations--0.6%
             U.S. TREASURY BILLS--0.6%
  1,200,000  12/18/1997                         1,197,648
     50,000  3/19/1998                             49,241
                                             ------------
             Total U.S. Treasury
             Obligations
             (identified cost $1,246,443)       1,246,889
                                             ------------
(a) Repurchase Agreement--5.4%
 10,756,863  Goldman Sachs Group, LP,
             5.50%, dated 11/28/1997, due
             12/1/1997 (at amortized cost)     10,756,863
                                             ------------
             Total Investments (identified
             cost $163,766,232)              $200,282,405
                                             ------------

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
               WACHOVIA QUANTITATIVE EQUITY FUND (CLASS A SHARES)
                                  (UNAUDITED)

GROWTH OF $10,000 INVESTED IN WACHOVIA QUANTITATIVE EQUITY FUND (CLASS A SHARES)

     The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Quantitative Equity Fund (Class A Shares) (the "Fund") from March 25, 1994 (start of performance) to November 30, 1997 compared to the S&P 500 Index.+


               [GRAPHIC REPRESENTATION A4 OMITTED. SEE APPENDIX.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 Index has been adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

 +The S&P 500 Index is an unmanaged index comprised of common stocks in industry, transportation, and financial and public utility companies. The S&P 500 Index is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
               WACHOVIA QUANTITATIVE EQUITY FUND (CLASS B SHARES)
                                  (UNAUDITED)

GROWTH OF $10,000 INVESTED IN WACHOVIA QUANTITATIVE EQUITY FUND (CLASS B SHARES)

     The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Quantitative Equity Fund (Class B Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 1997 compared to the S&P 500 Index.+

               [GRAPHIC REPRESENTATION A5 OMITTED. SEE APPENDIX.]


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 4.00% contingent deferred sales charge on any redemption less than two years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 Index has been adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

 +The S&P 500 Index is an unmanaged index comprised of common stocks in industry, transportation, and financial and public utility companies. The S&P 500 Index is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
               WACHOVIA QUANTITATIVE EQUITY FUND (CLASS Y SHARES)
                                  (UNAUDITED)

GROWTH OF $10,000 INVESTED IN WACHOVIA QUANTITATIVE EQUITY FUND (CLASS Y SHARES)

     The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Quantitative Equity Fund (Class Y Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 1997 compared to the S&P 500 Index.+

             [GRAPHIC REPRESENTATION A6 OMITTED. SEE APPENDIX.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 Index has been adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

 +The S&P 500 Index is an unmanaged index comprised of common stocks in industry, transportation, and financial and public utility companies. The S&P 500 Index is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       WACHOVIA QUANTITATIVE EQUITY FUND
                            PORTFOLIO OF INVESTMENTS

                               NOVEMBER 30, 1997

  Shares                                          Value
---------------------------------------------------------
Common Stocks--88.9%
             CAPITAL GOODS--2.7%
      5,000  General Dynamics Corp.          $    433,125
     65,000  General Electric Co.               4,793,750
     20,000  Harsco Corp.                         792,500
                                             ------------
             Total                              6,019,375
                                             ------------
             CONSUMER DURABLES--3.4%
     60,000  Arvin Industries, Inc.             2,070,000
     20,000  Chrysler Corp.                       686,250
     30,000  Deere & Co.                        1,644,375
     15,000  General Motors Corp.                 915,000
     20,000  Magna International, Inc.,
             Class A                            1,262,500
     27,000  Newell Co.                         1,101,938
                                             ------------
             Total                              7,680,063
                                             ------------
             CONSUMER NON-DURABLES--19.7%
     38,000  American Greetings Corp.,
             Class A                            1,396,500
     60,000  American Stores Co.                1,188,750
     30,000  Anheuser-Busch Cos., Inc.          1,295,625
     72,000  Bergen Brunswig Corp., Class A     3,091,500
     35,000  Bristol-Myers Squibb Co.           3,276,875
     10,000  Clorox Co.                           776,250
     40,000  Coca Cola Enterprises, Inc.        1,222,500
     20,000  ConAgra, Inc.                        718,750
     25,000  (b)Costco Cos., Inc.               1,107,812
     68,000  Dayton-Hudson Corp.                4,517,750
     20,000  Dean Foods Co.                     1,062,500
     50,000  Dole Food, Inc.                    2,468,750
     20,000  Fort James Corp.                     782,500
     35,000  Johnson & Johnson                  2,202,812
     40,000  (b)King World Productions,
             Inc.                               2,175,000
     30,000  Nordstrom, Inc.                    1,770,000
     60,000  Philip Morris Cos., Inc.           2,610,000
     35,000  Premark International, Inc.          914,375
     30,000  Procter & Gamble Co.               2,289,375
     35,000  (b)Safeway, Inc.                   2,126,250
     60,000  Schering Plough Corp.              3,761,250
     28,000  TJX Cos., Inc.                       966,000
     80,000  (b)Tenet Healthcare Corp.          2,535,000
                                             ------------
             Total                             44,256,124
                                             ------------
Common Stocks--continued
             CONSUMER SERVICES--2.9%
     40,000  (b)HFS, Inc.                    $  2,745,000
     40,000  (b)Phycor, Inc.                      985,000
     23,000  Times Mirror Co., Class A          1,365,625
     18,000  Tribune Co.                        1,014,750
      9,700  (b)Tricon Global Restaurants,
             Inc.                                 327,981
                                             ------------
             Total                              6,438,356
                                             ------------
             ELECTRONIC TECHNOLOGY--4.9%
     70,000  Harris Corp.                       3,320,625
     25,000  Intel Corp.                        1,940,625
     40,000  (b)National Semiconductor
             Corp.                              1,325,000
     60,000  (b)Quantum Corp.                   1,597,500
     15,000  (b)Storage Technology Corp.          968,438
     40,000  Texas Instruments, Inc.            1,970,000
                                             ------------
             Total                             11,122,188
                                             ------------
             ENERGY--5.6%
     28,000  British Petroleum Co. PLC, ADR     2,324,000
     43,000  Exxon Corp.                        2,623,000
     30,000  Mobil Corp.                        2,158,125
     35,000  Phillips Petroleum Co.             1,695,313
     40,000  Royal Dutch Petroleum Co., ADR     2,107,500
     30,000  Williams Cos., Inc. (The)          1,603,125
                                             ------------
             Total                             12,511,063
                                             ------------
             FINANCE--14.9%
     86,000  AMBAC                              3,450,750
      5,000  Ace, Ltd.                            496,250
     12,000  Aegon N.V.                         1,020,000
     30,000  Amsouth Bancorporation             1,561,875
     31,000  BankAmerica Corp.                  2,263,000
     20,500  CIGNA Corp.                        3,428,625
     26,000  Chase Manhattan Corp.              2,824,250
     29,000  First Union Corp.                  1,413,750
     55,000  Marsh & McLennan Cos., Inc.        4,094,062
     25,000  NationsBank Corp.                  1,501,562
     65,000  PNC Bank Corp.                     3,497,813
     10,500  PaineWebber Group, Inc.              353,063
     50,000  Reliastar Financial Corp.          1,850,000
     51,000  SouthTrust Corp.                   2,779,500
     60,000  Travelers Group, Inc.              3,030,000
                                             ------------
             Total                             33,564,500
                                             ------------
Common Stocks--continued
             FOOD PRODUCTS--1.6%
     97,000  PepsiCo, Inc.                   $  3,576,875
                                             ------------
             HEALTH TECHNOLOGY--2.1%
     19,000  Merck & Co., Inc.                  1,796,687
    110,000  Mylan Laboratories, Inc.           2,440,625
     40,000  (b)Perrigo Co.                       570,000
                                             ------------
             Total                              4,807,312
                                             ------------
             MATERIALS & SERVICES--3.8%
     55,000  Ecolab, Inc.                       2,805,000
     95,000  Ennis Business Forms, Inc.           944,062
     85,000  Lubrizol Corp.                     3,315,000
     15,000  Olin Corp.                           742,500
      8,000  Schlumberger Ltd.                    658,500
                                             ------------
             Total                              8,465,062
                                             ------------
             NON-ENERGY MINERALS--2.0%
     45,000  Vulcan Materials Co.               4,575,938
                                             ------------
             PRODUCER MANUFACTURING--4.8%
      5,000  Ball Corp.                           192,500
     25,000  Champion International Corp.       1,339,062
     15,000  Illinois Tool Works, Inc.            822,187
     82,500  Ingersoll-Rand Co.                 3,372,187
    100,000  Timken Co.                         3,543,750
      7,000  Whirlpool Corp.                      383,688
     14,000  Xerox Corp.                        1,087,625
                                             ------------
             Total                             10,740,999
                                             ------------
             TECHNOLOGY--8.0%
    115,000  Comdisco, Inc.                     3,363,750
     90,000  Compaq Computer Corp.              5,619,375
     60,000  Computer Associates
             International, Inc.                3,123,750
     20,000  International Business
             Machines Corp.                     2,191,250
     30,000  Lockheed Martin Corp.              2,926,875
     14,000  Textron, Inc.                        827,750
                                             ------------
             Total                             18,052,750
                                             ------------
             TELECOMMUNICATIONS--0.2%
      5,000  Bell Atlantic Corp.                  446,250
                                             ------------
             TRANSPORTATION--1.2%
     44,000  GATX Corp.                         2,673,000
                                             ------------


  Shares or
  Principal
   Amount                                         Value
---------------------------------------------------------
Common Stocks--continued
             UNASSIGNED--1.2%
     50,000  American General Corp.          $  2,693,750
                                             ------------
             UTILITIES--9.9%
     46,000  Ameritech Corp.                    3,544,875
     73,000  BellSouth Corp.                    3,996,750
     65,000  Coastal Corp.                      3,806,563
     60,000  DQE, Inc.                          1,991,250
     45,000  GPU, Inc.                          1,777,500
     40,000  New England Electric System        1,650,000
     17,000  Pinnacle West Capital Corp.          655,563
     36,000  SBC Communications, Inc.           2,621,250
     20,000  SCANA Corp.                          552,500
     30,000  Sprint Corp.                       1,756,875
                                             ------------
             Total                             22,353,126
                                             ------------
             Total Common Stocks
             (identified cost $126,428,915)   199,976,731
                                             ------------
U.S. Government Agencies--10.2%
$ 1,500,000  (d)Federal Home Loan Bank
             System, Discount Note,
             12/10/1997                         1,497,915
  4,750,000  (d)Federal Home Loan Mortgage
             Corp., Discount Note,
             12/16/1997                         4,738,980
  4,750,000  (d)Federal Home Loan Mortgage
             Corp., Discount Note,
             12/19/1997                         4,736,748
 10,000,000  (d)Federal National Mortgage
             Association, Discount Note,
             12/15/1997                         9,978,300
  2,000,000  (d)Federal National Mortgage
             Association, Discount Note,
             3/19/1998                          1,966,760
                                             ------------
             Total U.S. Government Agencies
             (identified cost $22,920,961)     22,918,703
                                             ------------
U.S. Treasury Obligations--0.5%
             U.S. TREASURY BILLS--0.5%
  1,000,000  (d) 12/11/1997                       998,560
     50,000  (d) 12/18/1997                        49,902
    200,000  (d) 3/19/1998                        196,964
                                             ------------
             Total U.S. Treasury
             Obligations
             (identified cost $1,245,424)       1,245,426
                                             ------------


 Principal
  Amount                                         Value
---------------------------------------------------------
(a) Repurchase Agreement--0.6%
$ 1,403,888  Goldman Sachs Group, LP,
             5.50%, dated 11/28/1997, due
             12/1/1997 (at amortized cost)   $  1,403,888
                                             ------------
             Total Investments (identified
             cost $151,999,188)              $225,544,748
                                             ------------

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  WACHOVIA EQUITY INDEX FUND (CLASS A SHARES)
                                  (UNAUDITED)

   GROWTH OF $10,000 INVESTED IN WACHOVIA EQUITY INDEX FUND (CLASS A SHARES)

     The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Equity Index Fund (Class A Shares) (the "Fund") from May 7, 1993 (start of performance) to November 30, 1997 compared to the S&P 500 Index.+

             [GRAPHIC REPRESENTATION A7 OMITTED. SEE APPENDIX.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 Index has been adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

 + The S&P 500 Index is an unmanaged index comprised of common stocks in industry, transportation, and financial and public utility companies. The S&P 500 Index is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance.
   Investments cannot be made in an index.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  WACHOVIA EQUITY INDEX FUND (CLASS Y SHARES)
                                  (UNAUDITED)

   GROWTH OF $10,000 INVESTED IN WACHOVIA EQUITY INDEX FUND (CLASS Y SHARES)

     The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Equity Index Fund (Class Y Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 1997 compared to the S&P 500 Index.+

              [GRAPHIC REPRESENTATION A8 OMITTED. SEE APPENDIX.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 Index has been adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The S&P 500 Index is an unmanaged index comprised of common stocks in industry, transportation, and financial and public utility companies. The S&P 500 Index is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           WACHOVIA EQUITY INDEX FUND
                            PORTFOLIO OF INVESTMENTS

                               NOVEMBER 30, 1997

  Shares                                            Value
----------------------------------------------------------
Common Stocks--94.7%
            BASIC MATERIALS--4.7%
     1,607  ASARCO, Inc.                     $     39,974
     4,182  Air Products & Chemicals, Inc.        320,707
     8,662  Alcan Aluminum, Ltd.                  233,333
     6,713  Allegheny Teledyne, Inc.              172,860
     6,637  Aluminum Co. of America               446,338
    21,372  Archer-Daniels-Midland Co.            456,826
     4,085  (b)Armco, Inc.                         21,702
    14,224  Barrick Gold Corp.                    235,585
     8,766  Battle Mountain Gold Co.               44,378
     2,023  Bemis Co., Inc.                        85,219
     4,297  (b)Bethlehem Steel Corp.               44,044
     2,122  Boise Cascade Corp.                    71,485
     3,660  Champion International Corp.          196,039
     3,567  Cyprus Amax Minerals                   65,321
     8,699  Dow Chemical Co.                      859,026
    43,153  Du Pont (E.I.) de Nemours & Co.     2,613,454
     2,991  Eastman Chemical Co.                  180,582
     5,318  Echo Bay Mines Ltd.                    12,298
     2,472  Ecolab, Inc.                          126,072
     5,507  Engelhard Corp.                        98,093
     1,420  (b)FMC Corp.                          103,749
     7,210  Fort James Corp.                      282,091
     7,588  Freeport-McMoRan Copper & Gold,
            Inc., Class B                         158,874
     3,491  Georgia-Pacific Corp.                 298,044
     2,063  Goodrich (B.F.) Co.                    91,803
     2,771  Grace (W.R.) & Co.                    201,590
     2,284  Great Lakes Chemical Corp.            102,494
     3,780  Hercules, Inc.                        183,566
     5,599  Homestake Mining Co.                   58,789
     6,372  Inco Ltd.                             121,466
     1,862  Inland Steel Industries, Inc.          35,611
     4,170  International Flavors &
            Fragrances, Inc.                      200,942
    11,540  International Paper Co.               547,429
     4,171  Louisiana-Pacific Corp.                84,202
     1,996  Mead Corp.                            128,867
    22,495  Monsanto Co.                          982,750
     5,344  Morton International, Inc.            182,030
     2,550  Nalco Chemical Co.                     98,972
     5,964  Newmont Mining Corp.                  179,293
     3,353  Nucor Corporation                     167,650
     6,842  PPG Industries, Inc.                  396,408
     2,305  Phelps Dodge Corp.                    152,706
     3,138  Pioneer Hi-Bred International         320,468
Common Stocks--continued
            BASIC MATERIALS--CONTINUED
     9,139  Placer Dome, Inc.                $    111,953
     1,103  Potlatch Corp.                         53,633
     6,030  Praxair, Inc.                         264,943
     2,813  Reynolds Metals Co.                   160,165
     2,351  Rohm & Haas Co.                       216,145
     3,826  Sigma-Aldrich Corp.                   138,214
     3,790  Stone Container Corp.                  47,375
     2,173  Temple-Inland, Inc.                   124,133
    10,992  USX Corp.                             376,476
     3,271  USX-U.S. Steel Group, Inc.            102,423
     2,646  Union Camp Corp.                      158,925
     4,740  Union Carbide Corp.                   209,153
     3,891  Westvaco Corp.                        126,944
     7,609  Weyerhaeuser Co.                      401,850
     4,238  Willamette Industries, Inc.           148,860
     3,690  Worthington Industries, Inc.           66,881
                                             ------------
            Total                              14,111,203
                                             ------------
            CAPITAL GOODS--8.4%
     8,381  AMP, Inc.                             364,050
     1,073  Aeroquip-Vickers, Inc.                 54,790
    21,597  Allied-Signal, Inc.                   801,789
     3,935  Avery Dennison Corp.                  164,778
     1,151  Ball Corp.                             44,313
    38,208  Boeing Co.                          2,029,779
       967  Briggs & Stratton Corp.                49,438
     8,121  Browning-Ferris Industries,
            Inc.                                  289,818
     2,844  Case Corp.                            176,328
    14,364  Caterpillar, Inc.                     688,574
     1,520  Cincinnati Milacron, Inc.              44,935
     4,661  Cooper Industries, Inc.               240,624
     8,805  Corning, Inc.                         373,662
     1,752  Crane Co.                              73,803
     4,897  Crown Cork & Seal Co., Inc.           239,035
     1,460  Cummins Engine Co., Inc.               93,987
     9,621  Deere & Co.                           527,351
     4,243  Dover Corp.                           284,546
     2,950  Eaton Corp.                           278,591
    16,922  Emerson Electric Co.                  930,710
     3,202  Fluor Corp.                           115,072
     1,551  Foster Wheeler Corp.                   47,790
     2,384  General Dynamics Corp.                206,514
   124,940  General Electric Co.                9,214,325
     1,921  General Signal Corp.                   78,401
     1,897  Grainger (W.W.), Inc.                 177,607
     1,885  Harnischfeger Industries, Inc.         71,983
Common Stocks--continued
            CAPITAL GOODS--CONTINUED
     4,866  Honeywell, Inc.                  $    318,723
     9,517  Illinois Tool Works, Inc.             521,651
     6,332  Ingersoll-Rand Co.                    258,820
     3,197  Johnson Controls, Inc.                146,463
    12,542  Laidlaw, Inc.                         163,046
     7,404  Lockheed Martin Corp.                 722,353
     2,119  McDermott International, Inc.          66,748
     1,662  Millipore Corp.                        64,402
    15,854  Minnesota Mining &
            Manufacturing Co.                   1,544,774
     3,386  Moore Corp. Ltd.                       52,695
       311  NACCO Industries, Inc., Class A        33,860
     1,720  National Service Industries,
            Inc.                                   80,517
     2,786  (b)Navistar International Corp.        61,292
     5,355  (b)Owens-Illinois, Inc.               181,401
     2,970  PACCAR, Inc.                          163,350
     4,855  Pall Corp.                            102,562
     4,262  Parker-Hannifin Corp.                 189,659
     5,506  Pitney Bowes, Inc.                    462,848
     1,665  Raychem Corp.                         157,447
     7,968  Rockwell International Corp.          388,440
     6,496  Tenneco, Inc.                         281,358
     6,296  Textron, Inc.                         372,251
     5,733  (b)Thermo Electron Corp.              211,046
     2,097  Thomas & Betts Corp.                   95,151
     2,402  Timken Co.                             85,121
    20,334  Tyco International, Ltd.              798,110
                                             ------------
            Total                              25,186,681
                                             ------------
            COMMUNICATION--0.4%
    34,421  (b)WorldCom, Inc.                   1,101,472
                                             ------------
            CONSUMER CYCLICAL--5.6%
     2,871  American Greetings Corp., Class
            A                                     105,509
     5,762  (b)AutoZone, Inc.                     172,860
     3,603  Black & Decker Corp.                  132,410
     3,790  Brunswick Corp.                       126,728
    15,629  (b)CUC International, Inc.            449,334
     1,107  Centex Corp.                           70,156
     4,035  (b)Charming Shoppes, Inc.              19,797
    25,738  Chrysler Corp.                        883,135
     3,757  Circuit City Stores, Inc.             123,277
     3,741  (b)Clear Channel
            Communications, Inc.                  253,453
     6,265  Cognizant Corp.                       268,612
     3,004  Cooper Tire & Rubber Co.               67,214
     8,110  (b)Costco Cos., Inc.                  359,374
     3,983  Dana Corp.                            186,205
     8,306  Dayton-Hudson Corp.                   551,830
Common Stocks--continued
            CONSUMER CYCLICAL--CONTINUED
     4,263  Dillards, Inc., Class A          $    155,866
     3,662  Dow Jones & Co.                       185,160
     2,406  Echlin, Inc.                           76,240
     7,980  (b)Federated Department Stores,
            Inc.                                  363,589
     1,372  Fleetwood Enterprises, Inc.            48,963
     2,796  (b)Fruit of the Loom, Inc.,
            Class A                                65,182
    10,816  Gannett Co., Inc.                     628,004
    10,231  Gap (The), Inc.                       549,277
     6,872  Genuine Parts Co.                     219,904
     5,952  Goodyear Tire & Rubber Co.            361,212
     6,058  (b)HFS, Inc.                          415,730
     2,700  Harcourt General, Inc.                147,825
     3,852  (b)Harrah's Entertainment, Inc.        77,281
     4,845  Hasbro, Inc.                          140,808
     9,542  Hilton Hotels Corp.                   296,995
    27,858  Home Depot, Inc.                    1,558,307
     4,444  (b)ITT Corp.                          337,188
     4,520  ITT Industries, Inc.                  143,510
     4,753  Interpublic Group Cos., Inc.          227,847
     1,495  Jostens, Inc.                          35,880
    18,579  (b)K Mart Corp.                       233,399
     1,483  Kaufman & Broad Homes Corp.            32,163
     3,336  Knight-Ridder, Inc.                   167,217
    10,362  Limited, Inc.                         249,336
     2,669  Liz Claiborne, Inc.                   134,117
     4,388  Loews Corp.                           465,676
     6,295  Masco Corp.                           296,652
    11,084  Mattel, Inc.                          444,053
     3,762  Maytag Corp.                          121,560
     3,774  McGraw-Hill Cos., Inc.                258,283
     1,402  Mercantile Stores Co., Inc.            90,604
     2,042  Meredith Corp.                         71,215
         1  (b)Meritor Automotive, Inc.                22
     6,823  (b)Mirage Resorts, Inc.               162,046
    11,018  Nike, Inc., Class B                   536,439
     2,947  Nordstrom, Inc.                       173,873
     2,035  Owens Corning                          74,786
     9,498  Penney (J.C.) Co., Inc.               610,246
     2,412  Pep Boys-Manny Moe & Jack              60,601
       807  Pulte Corp.                            32,734
     2,147  (b)Reebok International Ltd.           84,404
     1,392  Russell Corp.                          42,543
    14,944  Sears, Roebuck & Co.                  684,622
     9,600  Service Corp. International           351,000
     6,588  Sherwin-Williams Co.                  188,170
     3,396  Stanley Works                         149,636
     6,230  TJX Cos., Inc.                        214,935
     4,703  TRW, Inc.                             266,895
Common Stocks--continued
            CONSUMER CYCLICAL--CONTINUED
    10,886  (b)Toys 'R' Us, Inc.             $    371,485
     4,684  Tribune Co.                           264,061
     2,845  Whirlpool Corp.                       155,942
                                             ------------
            Total                              16,793,377
                                             ------------
            CONSUMER DURABLES--1.6%
     1,555  Armstrong World Industries,
            Inc.                                  107,198
    12,433  Eastman Kodak Co.                     753,751
    45,577  Ford Motor Co.                      1,959,811
    27,823  General Motors Corp.                1,697,203
     1,739  Polaroid Corp.                         73,907
     2,334  Snap-On Tools Corp.                   102,550
                                             ------------
            Total                               4,694,420
                                             ------------
            CONSUMER NON-DURABLES--7.1%
    18,767  Anheuser-Busch Cos., Inc.             810,500
     3,972  Block (H&R), Inc.                     162,852
    94,649  Coca-Cola Co.                       5,915,562
     6,505  Dun & Bradstreet Corp.                182,140
    50,782  Johnson & Johnson                   3,196,092
     6,635  Lowe's Cos., Inc.                     304,795
     4,855  Marriott Corp.                        351,684
     8,875  May Department Stores Co.             477,031
    46,092  Merck & Co., Inc.                   4,358,575
     3,659  New York Times Co., Class A           217,253
       769  Springs Industries, Inc., Class
            A                                      38,786
     3,655  Times Mirror Co., Class A             217,016
     2,799  U.S. Surgical Corp.                    73,824
     4,794  V.F. Corp.                            221,423
    86,419  Wal-Mart Stores, Inc.               3,451,359
     5,026  Wendy's International, Inc.           105,546
    24,682  Westinghouse Electric Corp.           740,460
     5,681  Winn-Dixie Stores, Inc.               229,725
     5,148  (b)Woolworth (F.W.) Co.               111,326
                                             ------------
            Total                              21,165,949
                                             ------------
            CONSUMER STAPLES--11.5%
     2,141  Alberto-Culver Co., Class B            66,772
     9,378  Albertsons, Inc.                      416,149
    10,391  American Stores Co.                   205,872
     5,052  Avon Products, Inc.                   292,069
     2,633  Brown-Forman Corp., Class B           135,270
     5,479  CPC International, Inc.               566,392
     6,563  CVS Corp.                             435,619
    17,552  Campbell Soup Co.                     982,912
     4,142  Cardinal Health, Inc.                 313,756
     3,944  Clorox Co.                            306,153
    11,294  Colgate-Palmolive Co.                 754,580
    13,312  Comcast Corp., Class A                372,736
Common Stocks--continued
            CONSUMER STAPLES--CONTINUED
    18,046  ConAgra, Inc.                    $    648,528
     1,414  Coors Adolph Co., Class B              50,904
     5,838  Darden Restaurants, Inc.               69,326
     3,145  Deluxe Corp.                          111,058
    25,763  Disney (Walt) Co.                   2,445,875
     5,583  Donnelley (R.R.) & Sons Co.           196,801
     1,443  Fleming Cos., Inc.                     23,990
     6,538  Fortune Brands, Inc.                  236,594
     6,102  General Mills, Inc.                   451,548
     2,290  Giant Foods, Inc., Class A             77,287
    21,361  Gillette Co.                        1,971,887
     1,460  Great Atlantic & Pacific Tea
            Co., Inc.                              45,077
     1,182  Harland (John H.) Co.                  24,453
    14,092  Heinz (H.J.) Co.                      705,481
     5,452  Hershey Foods Corp.                   334,616
    15,748  Kellogg Co.                           730,313
    21,243  Kimberly-Clark Corp.                1,105,964
     1,403  (b)King World Productions, Inc.        76,288
     9,707  (b)Kroger Co., Inc.                   334,285
     1,496  Longs Drug Stores Corp.                43,758
    26,255  McDonald's Corp.                    1,273,367
     6,071  Newell Co.                            247,773
    58,405  PepsiCo, Inc.                       2,153,684
    92,460  Philip Morris Cos., Inc.            4,022,010
    51,548  Procter & Gamble Co.                3,933,757
     5,242  Quaker Oats Co.                       277,826
     4,066  Ralston Purina Co.                    378,138
     4,692  Rite Aid Corp.                        308,499
     5,721  Rubbermaid, Inc.                      138,734
     2,224  Safety-Kleen Corp.                     61,716
    18,329  Sara Lee Corp.                        969,146
    14,148  Seagram Co. Ltd.                      457,157
     2,312  Super Valu Stores, Inc.                90,891
     6,655  Sysco Corp.                           296,563
    19,323  (b)Tele-Communications, Inc.,
            Class A                               442,617
    21,363  Time Warner, Inc.                   1,244,395
     5,840  (b)Tricon Global Restaurants,
            Inc.                                  197,465
     2,337  Tupperware Corp.                       55,796
     7,015  UST, Inc.                             216,588
    24,428  Unilever N.V., ADR                  1,418,351
    13,467  (b)Viacom, Inc., Class B              471,345
    18,785  Walgreen Co.                          604,642
     3,876  Whitman Corp.                         101,987
     4,435  Wrigley (Wm.), Jr. Co.                350,919
                                             ------------
            Total                              34,245,679
                                             ------------
Common Stocks--continued
            ELECTRONIC TECHNOLOGY--8.8%
    13,152  (b)3Com Corp.                    $    476,760
     5,378  (b)Advanced Micro Devices, Inc.       117,308
     3,442  (b)Andrew Corp.                        91,213
     4,859  (b)Apple Computer, Inc.                86,247
    13,912  (b)Applied Materials, Inc.            459,096
     7,588  (b)Bay Networks, Inc.                 228,114
     6,017  (b)Cabletron Systems, Inc.            138,391
     3,080  (b)Ceridian Corp.                     135,135
    25,532  (b)Cisco Systems, Inc.              2,202,135
    28,848  Compaq Computer Corp.               1,801,197
     2,944  (b)Computer Sciences Corp.            233,128
     4,481  (b)DSC Communications Corp.           101,103
     1,826  (b)Data General Corp.                  32,754
    12,623  (b)Dell Computer Corp.              1,062,699
     5,831  (b)Digital Equipment Corp.            287,177
     1,746  EG & G, Inc.                           34,265
    18,828  (b)EMC Corp. Mass                     570,724
     3,040  Harris Corp.                          144,210
    39,693  Hewlett-Packard Co.                 2,423,754
    62,315  Intel Corp.                         4,837,202
    37,483  International Business Machines
            Corp.                               4,106,731
     5,416  (b)LSI Logic Corp.                    125,922
     8,039  Micron Technology, Inc.               199,970
    22,718  Motorola, Inc.                      1,428,394
     5,540  (b)National Semiconductor Corp.       183,512
    10,005  Northern Telecom Ltd.                 898,574
     2,545  Northrop Corp.                        286,949
    13,321  (b)Novell, Inc.                       123,219
     1,671  Perkin-Elmer Corp.                    116,239
     9,019  Raytheon Co.                          504,500
     2,959  Scientific-Atlanta, Inc.               59,180
     9,332  (b)Seagate Technology, Inc.           211,720
     6,755  (b)Silicon Graphics, Inc.              88,659
    14,076  (b)Sun Microsystems, Inc.             506,736
     1,912  Tektronix, Inc.                        80,185
     6,907  (b)Tellabs, Inc.                      359,164
    14,630  Texas Instruments, Inc.               720,528
     6,672  (b)Unisys Corp.                        95,493
     8,984  United Technologies Corp.             673,239
                                             ------------
            Total                              26,231,526
                                             ------------
            ENERGY--8.0%
     3,501  Amerada-Hess Corp.                    196,056
    18,729  Amoco Corp.                         1,685,610
     2,277  Anadarko Petroleum Corp.              148,005
     3,447  Apache Corp.                          126,677
     2,849  Ashland, Inc.                         133,013
Common Stocks--continued
            ENERGY--CONTINUED
    12,242  Atlantic Richfield Co.           $    997,723
     6,439  Baker Hughes, Inc.                    269,633
     6,727  Burlington Resources, Inc.            299,351
    24,983  Chevron Corp.                       2,003,324
     6,682  Dresser Industries, Inc.              249,740
         1  (b)Ensearch Exploration, Inc.               8
    94,421  Exxon Corp.                         5,759,681
     9,674  Halliburton Co.                       521,791
       953  Helmerich & Payne, Inc.                72,488
     1,819  Kerr-McGee Corp.                      120,622
    29,990  Mobil Corp.                         2,157,406
    12,641  Occidental Petroleum Corp.            375,280
     4,023  (b)Oryx Energy Co.                    108,621
     1,801  Pennzoil Co.                          119,992
    10,053  Phillips Petroleum Co.                486,942
     3,302  (b)Rowan Companies, Inc.              112,268
    81,826  Royal Dutch Petroleum Co., ADR      4,311,207
    18,891  Schlumberger Ltd.                   1,554,965
     2,769  Sun Co., Inc.                         111,971
    20,156  Texaco, Inc.                        1,138,814
     9,684  Union Pacific Resources Group,
            Inc.                                  240,890
     9,426  Unocal Corp.                          375,273
     2,058  (b)Western Atlas, Inc.                143,160
                                             ------------
            Total                              23,820,511
                                             ------------
            FINANCE--15.4%
     6,381  AON Corp.                             337,794
     5,717  Aetna Services, Inc.                  430,919
     3,714  Ahmanson (H.F.) & Co.                 220,983
    16,603  Allstate Corp.                      1,425,783
    17,889  American Express Co.                1,410,995
     9,475  American General Corp.                510,466
    26,759  American International Group,
            Inc.                                2,697,642
    22,240  Banc One Corp.                      1,142,580
    14,481  Bank of New York Co., Inc.            778,354
    26,651  BankAmerica Corp.                   1,945,523
     5,559  BankBoston Corp.                      495,446
     3,798  Bankers Trust New York Corp.          450,300
     7,587  Barnett Banks, Inc.                   533,935
     2,029  Beneficial Corp.                      157,501
     2,824  CIGNA Corp.                           472,314
    16,160  Chase Manhattan Corp.               1,755,380
     6,581  Chubb Corp.                           466,840
    17,481  Citicorp                            2,096,627
     4,027  Comerica, Inc.                        343,050
     7,169  Conseco, Inc.                         333,807
     7,724  Corestates Financial Corp.            597,162
Common Stocks--continued
            FINANCE--CONTINUED
     4,089  Countrywide Credit Industries,
            Inc.                             $    167,393
    26,521  Federal Home Loan Mortgage
            Corp.                               1,093,991
    40,488  Federal National Mortgage
            Association                         2,138,272
     5,880  Fifth Third Bancorp                   414,505
    11,282  First Chicago NBD Corp.               882,816
    21,422  First Union Corp.                   1,044,322
     9,540  Fleet Financial Group, Inc.           630,236
     3,038  General RE Corp.                      603,043
     2,165  Golden West Financial Corp.           194,038
     5,183  Green Tree Financial Corp.            158,729
     4,502  Hartford Financial Services
            Group, Inc.                           377,042
     4,076  Household International, Inc.         513,576
     6,068  Huntington Bancshares, Inc.           206,312
     6,827  J.P. Morgan & Co., Inc.               779,558
     2,702  Jefferson-Pilot Corp.                 206,196
     8,289  KeyCorp                               558,989
     3,890  Lincoln National Corp.                277,649
     3,406  MBIA Insurance Corporation            214,152
    19,125  MBNA Corp.                            508,008
     4,355  MGIC Investment Corp.                 254,495
     6,430  Marsh & McLennan Cos., Inc.           478,633
     9,601  Mellon Bank Corp.                     544,257
    12,645  Merrill Lynch & Co., Inc.             887,521
    22,399  Morgan Stanley, Dean Witter,
            Discover & Co.                      1,216,546
     8,212  National City Corp.                   548,151
    27,168  NationsBank Corp.                   1,631,778
    28,604  Norwest Corp.                       1,070,862
    11,714  PNC Bank Corp.                        630,360
     2,751  Progressive Corp. Ohio                280,602
     3,578  Providian Financial Corp.             157,656
     2,092  Republic New York Corp.               227,505
     4,821  SAFECO Corp.                          235,626
    10,098  Schwab (Charles) Corp.                389,404
     3,200  St. Paul Cos., Inc.                   256,000
     6,128  State Street Corp.                    364,616
     7,444  SunAmerica, Inc.                      301,482
     8,160  SunTrust Banks, Inc.                  579,360
     6,670  Synovus Financial Corp.               213,023
     5,282  Torchmark Corp.                       215,572
     2,415  Transamerica Corp.                    262,178
    43,657  Travelers Group, Inc.               2,204,688
Common Stocks--continued
            FINANCE--CONTINUED
     9,339  U.S. Bancorp, Inc.               $  1,004,526
     5,325  UNUM Corp.                            252,605
     4,233  USF&G Corp.                            85,454
     6,088  Wachovia Corp.                        468,776
     9,558  Washington Mutual, Inc.               660,697
     3,355  Wells Fargo & Co.                   1,030,824
                                             ------------
            Total                              46,025,425
                                             ------------
            HEALTHCARE--7.8%
    29,362  Abbott Laboratories                 1,908,530
     2,474  Allergan, Inc.                         83,807
     3,244  (b)Alza Corp.                          86,574
    24,750  American Home Products Corp.        1,729,406
    10,118  (b)Amgen, Inc.                        517,283
     2,191  Bard (C.R.), Inc.                      65,593
     2,115  Bausch & Lomb, Inc.                    83,807
    10,665  Baxter International, Inc.            539,916
     4,662  Becton, Dickinson & Co.               240,384
     4,206  (b)Beverly Enterprises, Inc.           71,502
     4,245  Biomet, Inc.                          101,349
     7,409  (b)Boston Scientific Corp.            334,794
    38,036  Bristol-Myers Squibb Co.            3,561,120
    24,956  Columbia/HCA Healthcare Corp.         736,202
     5,655  Guidant Corp.                         363,334
     7,540  HBO & Co.                             338,357
    13,106  (b)HEALTHSOUTH Corp.                  344,032
     6,247  (b)Humana, Inc.                       138,605
    42,452  Lilly (Eli) & Co.                   2,677,129
     2,800  Mallinckrodt, Inc.                    103,600
     2,428  Manor Care, Inc.                       85,587
    17,845  Medtronic, Inc.                       852,099
    49,326  Pfizer, Inc.                        3,588,466
    19,374  Pharmacia & Upjohn, Inc.              653,872
    27,958  Schering Plough Corp.               1,752,617
     3,504  (b)St. Jude Medical, Inc.             103,806
    11,556  (b)Tenet Healthcare Corp.             366,181
     7,158  United Healthcare Corp.               372,663
    10,355  Warner-Lambert Co.                  1,448,406
                                             ------------
            Total                              23,249,021
                                             ------------
            RAILROAD TRANSPORTATION--0.1%
    14,385  Norfolk Southern Corp.                457,623
                                             ------------
            TECHNOLOGY SERVICES--6.1%
    61,988  AT&T Corp.                          3,463,579
Common Stocks--continued
            TECHNOLOGY SERVICES--CONTINUED
     2,781  Adobe System, Inc.               $    116,802
    19,222  (b)Airtouch Communications,
            Inc.                                  754,463
     1,828  Autodesk, Inc.                         70,264
    11,174  Automatic Data Processing, Inc.       628,538
    20,832  Computer Associates
            International, Inc.                 1,084,566
     5,758  Equifax, Inc.                         196,492
    16,931  First Data Corp.                      479,359
     5,069  Ikon Office Solutions, Inc.           154,288
     3,194  (b)KLA-Tencor Corp.                   123,768
    26,401  MCI Communications Corp.            1,159,994
    45,728  (b)Microsoft Corp.                  6,470,512
     5,622  (b)NextLevel Systems, Inc.             74,492
    37,391  (b)Oracle Corp.                     1,245,588
     4,861  (b)Parametric Technology Corp.        245,784
       952  Shared Medical Systems Corp.           60,928
     4,044  Tandy Corp.                           173,892
    23,140  (b)U.S. West Media Group              614,656
     2,058  (b)UNOVA, Inc.                         34,729
    12,407  Xerox Corp.                           963,869
                                             ------------
            Total                              18,116,563
                                             ------------
            TRANSPORTATION--1.0%
     3,508  (b)AMR Corp.                          425,126
     5,936  Burlington Northern Santa Fe          543,144
     8,313  CSX Corp.                             434,874
     1,486  Caliber System, Inc.                   79,408
     2,804  Delta Air Lines, Inc.                 312,471
     4,388  (b)Federal Express Corp.              294,270
     2,967  Ryder Systems, Inc.                   107,739
     8,357  Southwest Airlines Co.                204,212
     3,001  (b)USAirways Group, Inc.              165,430
     9,428  Union Pacific Corp.                   565,680
                                             ------------
            Total                               3,132,354
                                             ------------
            UTILITIES--8.2%
     7,131  Alltel Corp.                          283,457
     7,219  American Electric Power Co.,
            Inc.                                  357,792
    20,984  Ameritech Corp.                     1,617,080
     5,635  Baltimore Gas & Electric Co.          172,924
    29,621  Bell Atlantic Corp.                 2,643,674
    37,831  BellSouth Corp.                     2,071,247
     5,775  Carolina Power & Light Co.            215,841
     8,099  Central & SouthWest Corp.             202,475
     6,017  Cinergy Corp.                         214,356
     4,045  Coastal Corp.                         236,885
     2,113  Columbia Gas System, Inc.             153,721



  Shares or
  Principal
   Amount                                         Value
----------------------------------------------------------
Common Stocks--continued
            UTILITIES--CONTINUED
     8,969  Consolidated Edison Co.          $    338,580
     3,639  Consolidated Natural Gas Co.          219,705
     5,537  DTE Energy Co.                        181,683
     7,090  Dominion Resources, Inc.              275,624
    13,732  Duke Energy Corp.                     714,064
       777  Eastern Enterprises                    31,274
    15,148  Edison International                  406,156
    11,677  Enron Corp.                           452,484
     9,207  Entergy Corp.                         239,382
     6,949  FPL Group, Inc.                       388,710
     8,772  (b)FirstEnergy Corp.                  236,844
     6,264  Frontier Corp.                        153,468
     4,608  GPU, Inc.                             182,016
    36,488  GTE Corp.                           1,844,925
    10,886  Houston Industries, Inc.              257,862
    24,487  Lucent Technologies, Inc.           1,962,021
     1,854  NICOR, Inc.                            74,624
     5,511  Niagara Mohawk Power Corp.             52,699
     2,816  Northern States Power Co.             154,528
     1,068  Oneok, Inc.                            39,917
    16,731  P G & E Corp.                         472,651
     6,301  P P & L Resources, Inc.               148,074
     3,179  Pacific Enterprises                   112,457
    11,302  Pacificorp                            263,478
     8,492  Peco Energy Co.                       206,462
     1,338  Peoples Energy Corp.                   49,004
     8,851  Public Service Enterprises
            Group, Inc.                           258,339
    34,876  SBC Communications, Inc.            2,539,409
     3,272  Sonat, Inc.                           142,537
    26,134  Southern Co.                          627,216
    16,425  Sprint Corp.                          961,889
     9,176  Texas Utilities Co.                   367,040
    18,291  U.S. West, Inc.                       826,525
     8,253  Unicom Corp.                          240,369
     3,897  Union Electric Co.                    155,149
    17,303  Waste Management, Inc.                426,086
     6,066  Williams Cos., Inc. (The)             324,152
                                             ------------
            Total                              24,496,855
                                             ------------
            Total Common Stocks
            (identified cost $150,950,458)    282,828,659
                                             ------------
U.S. Government Agencies--4.8%
$7,000,000  (d)Federal Home Loan Mortgage
            Corp., 12/16/1997                   6,983,760
 1,000,000  (d)Federal Home Loan Mortgage
            Corp., 12/19/1997                     997,210


Principal
  Amount                                        Value
---------------------------------------------------------
U.S. Government Agencies--continued
$6,500,000  (d)Federal National Mortgage
            Association, 12/15/1997          $  6,485,895
                                             ------------
            Total U.S. Government Agencies
            (identified cost $14,467,955)      14,466,865
                                             ------------
U.S. Treasury Obligations--0.5%
            U.S. TREASURY BILL--0.5%
 1,650,000  (d)12/18/1997 (identified cost
            $1,646,139)                         1,646,766
                                             ------------
(a) Repurchase Agreement--0.4%
$1,065,607  Goldman Sachs Group, LP, 5.50%,
            dated 11/28/1997, due 12/1/1997
            (at amortized cost)              $  1,065,607
                                             ------------
            Total Investments
            (identified cost $168,130,159)   $300,007,897
                                             ------------

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                 WACHOVIA SPECIAL VALUES FUND (CLASS A SHARES)
                                  (UNAUDITED)

  GROWTH OF $10,000 INVESTED IN WACHOVIA SPECIAL VALUES FUND (CLASS A SHARES)

     The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Special Values Fund (Class A Shares) (the "Fund") from May 7, 1993 (start of performance) to November 30, 1997 compared to the Russell 2000 Small Stock Index ("Russell 2000 Index").+

             [GRAPHIC REPRESENTATION A9 OMITTED. SEE APPENDIX.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

  *Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 2000 Index has been adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The Russell 2000 Index is an unmanaged capitalization-weighted index consisting of 2,000 small capitalization common stocks. The Russell 2000 Index is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                 WACHOVIA SPECIAL VALUES FUND (CLASS Y SHARES)
                                  (UNAUDITED)

  GROWTH OF $10,000 INVESTED IN WACHOVIA SPECIAL VALUES FUND (CLASS Y SHARES)

     The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Special Values Fund (Class Y Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 1997 compared to the Russell 2000 Index.+

           [GRAPHIC REPRESENTATION A10 OMITTED. SEE APPENDIX.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 2000 Index has been adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The Russell 2000 Index is an unmanaged capitalization-weighted index consisting of 2,000 small capitalization common stocks. The Russell 2000 Index is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                          WACHOVIA SPECIAL VALUES FUND
                            PORTFOLIO OF INVESTMENTS

                               NOVEMBER 30, 1997


  Shares                                         Value
---------------------------------------------------------
Common Stocks--80.8%
             BASIC MATERIALS--0.5%
     33,600  Consolidated Tomoka Co.         $    630,000
                                             ------------
             CAPITAL GOODS--3.7%
    150,000  (b)Ansaldo Signal NV                 679,688
     12,000  Franklin Electronics, Inc.           689,250
     30,000  Greif Brothers Corp., Class A        990,000
     72,000  (b)Harding Lawson Associates
             Group                                702,000
     42,800  Twin Disc, Inc.                    1,385,650
                                             ------------
             Total                              4,446,588
                                             ------------
             COMMERCIAL SERVICES--1.2%
      4,000  Grey Advertising, Inc.             1,420,000
                                             ------------
             CONSUMER CYCLICAL--1.3%
    100,000  Johns Manville Corp.               1,093,750
     15,790  Primex Technologies, Inc.            528,965
                                             ------------
             Total                              1,622,715
                                             ------------
             CONSUMER DURABLES--4.1%
     16,000  Allen Organ Co., Class B             682,000
     29,000  Boston Acoustics, Inc.               768,500
     67,900  Intermet Corp.                     1,256,150
     25,000  National Presto Industries,
             Inc.                                 979,688
     45,000  Stanhome, Inc.                     1,158,750
     27,800  (b)Tyler Corp.                       142,475
                                             ------------
             Total                              4,987,563
                                             ------------
             CONSUMER NON-DURABLES--9.1%
     60,000  (b)Anacomp, Inc.                     937,500
     63,000  (b)Buckhead America Corp.            519,750
     51,000  CPI Corp.                            949,875
      7,000  (b)Carson Pirie Scott & Co.          361,375
    200,000  Cordiant Plc, ADR                  1,300,000
     21,000  (b)Craig Corp.                       401,625
     40,000  (b)Department 56, Inc.             1,167,500
     30,000  Eskimo Pie Corp.                     321,625
    115,000  (b)Host Marriott Services
             Corp.                              1,689,062
     30,000  (b)M & F Worldwide Corp.             288,750
    130,000  (b)Oneita Industries, Inc.            44,688
     12,000  Plenum Publishing Corp.              576,750
     40,000  Price Enterprises, Inc.              720,000
    110,000  (b)Spaghetti Warehouse, Inc.         770,000
     11,000  Velcro Industries N.V.             1,045,000
                                             ------------
             Total                             11,093,500
                                             ------------
Common Stocks--continued
             CONSUMER SERVICES--1.8%
     25,360  (b)Chris Craft Industries,
             Inc.                            $  1,271,170
     22,000  (b)GC Cos., Inc.                     954,250
                                             ------------
             Total                              2,225,420
                                             ------------
             CONSUMER STAPLES--0.0%
      4,000  (b)Dick Clark Productions,
             Inc.                                  56,000
                                             ------------
             ENERGY--7.4%
     75,000  (b)American Pacific Corp.            543,750
     30,000  Berry Petroleum Co., Class A         560,625
     10,800  (b)Crystal Oil Corp.                 421,200
     25,400  (b)Dawson Production Services,
             Inc.                                 533,400
     96,500  (b)Enserch Exploration, Inc.         808,187
     80,000  (b)Forest Oil Corp.                1,275,000
     34,000  Holly Corp.                          918,000
     73,000  (b)Offshore Energy Development
             Corp.                                529,250
    600,000  (b)Saxon Petroleum, Inc.             315,933
     71,000  Snyder Oil Corp.                   1,411,125
     30,250  UGI Corp.                            837,547
     60,000  Wiser Oil Co.                        915,000
                                             ------------
             Total                              9,069,017
                                             ------------
             FINANCE--18.7%
     55,000  Angeles Mortgage Investment
             Trust, Class A                       928,125
     50,000  Argonaut Group, Inc.               1,662,500
      3,000  Berkley, W. R. Corp.                 124,875
     54,000  (b)CNA Surety Corp.                  783,000
     19,000  CapMAC Holdings, Inc.                643,625
      5,000  Capital Southwest Corp.              406,250
     91,000  (b)Danielson Holding Corp.           750,750
     40,000  Eaton Vance Corp.                  1,397,500
     34,200  Financial Security Assurance
             Holdings Ltd.                      1,500,525
     11,000  Fund American Enterprises,
             Inc.                               1,348,875
     58,800  Guaranty National Corp.            2,109,450
     24,000  IPC Holdings Ltd.                    723,000
     40,000  John Nuveen & Co., Inc., Class
             A                                  1,430,000
     30,000  (b)Kaiser Ventures, Inc.             420,000
     40,000  Leucadia National Corp.            1,382,500
     21,600  Liberty Corp.                        972,000
     50,000  Merchants Group, Inc.                975,000
     10,000  Meridian Insurance Group, Inc.       181,250
     21,000  NAC Re Corp.                         937,125
     42,000  PXRE Corp.                         1,241,625
Common Stocks--continued
             FINANCE--CONTINUED
     11,196  Reliastar Financial Corp.       $    414,252
      7,000  Smith Investment Co.                 728,000
      7,225  Somerset Group, Inc.                 140,888
     18,000  Stewart Information Services
             Corp.                                487,125
     22,800  (b)Superior National Insurance
             Group, Inc.                          323,475
     35,500  Unico American Corp.                 434,875
     18,000  United Wisconsin Services,
             Inc.                                 438,750
                                             ------------
             Total                             22,885,340
                                             ------------
             HEALTHCARE--0.6%
     30,000  (b)ICU Medical, Inc.                 330,000
     73,000  (b)Medaphis Corp.                    365,000
                                             ------------
             Total                                695,000
                                             ------------
             METALS & MINING--1.2%
     44,400  Barrick Gold Corp.                   735,375
    103,000  Battle Mountain Gold Co.             521,437
      5,800  Newmont Gold Co.                     175,813
      2,500  Newmont Mining Corp.                  75,156
                                             ------------
             Total                              1,507,781
                                             ------------
             RETAIL--0.7%
     56,000  (b)K Mart Corp.                      703,500
     10,000  (b)Pricesmart, Inc.                  163,750
                                             ------------
             Total                                867,250
                                             ------------
             SERVICES--18.0%
     41,000  AK Steel Holding Corp.               807,187
     25,000  (b)Alltrista Corp.                   731,250
     30,600  Amcast Industrial Corp.              757,350
     35,000  (b)America Service Group, Inc.       599,375
     39,200  (b)Audits & Surveys, Inc.             95,550
     28,000  (b)BFC Construction Corp.            273,000
     14,000  Blount International, Inc.,
             Class A                              707,875
     30,000  Cascade Corp.                        540,000
     30,000  Cleveland Cliffs, Inc.             1,293,750
     17,500  Duff & Phelps Credit Rating          630,000
    105,000  (b)Emcor Group, Inc.               2,100,000
     15,000  Forest City Enterprises, Inc.,
             Class A                              856,875
      1,950  Forest City Enterprises, Inc.,
             Class B                              113,100
     20,400  Furon Co.                            805,800
     12,700  Getty Realty Corp.                   246,062
Common Stocks--continued
             SERVICES--CONTINUED
     25,000  (b)Hanger Orthopedic Group,
             Inc.                            $    309,375
     40,000  (b)Healthcare Services Group,
             Inc.                                 507,500
     86,000  Homestake Mining Co.                 903,000
     68,400  LTV Corp.                            760,950
     12,600  Lafarge Corp.                        376,425
     42,000  (b)Lexford, Inc.                   1,288,875
     65,000  (b)Midwest Grain Products,
             Inc.                                 910,000
    110,000  (b)Morrison Knudsen Corp.          1,086,250
     20,000  Raven Industries, Inc.               413,750
     40,000  Roanoke Electric Corp.               890,000
     64,000  (b)Royal Oak Mines, Inc.             100,000
    125,500  (b)Steel West Virginia, Inc.       1,231,469
    100,000  (b)Todd Shipyards Corp.              450,000
     20,500  Varlen Corp.                         561,188
     22,700  (b)Vertex Communications Corp.       556,150
     16,000  (b)White River Corp.               1,104,000
                                             ------------
             Total                             22,006,106
                                             ------------
             TECHNOLOGY SERVICES--12.0%
     57,500  (b)4Front Software,
             International, Inc.                  495,937
      9,500  Cadmus Communications Corp.          202,469
     27,000  (b)DSC Communications Corp.          609,187
     95,000  (b)ESCO Electronics Corp.          1,555,625
     18,000  (b)Electroglas, Inc.                 342,000
     35,000  (b)Evans & Sutherland Computer
             Co.                                1,085,000
     35,000  (b)Exar Corp.                        876,094
     32,000  (b)FSI International, Inc.           486,000
     27,000  (b)Intuit, Inc.                      815,062
     34,000  (b)Moore Products Co.              1,228,250
     49,000  (b)Novell, Inc.                      453,250
     85,000  Salient 3 Communications,
             Inc., Class A                      1,115,625
     37,500  (b)Silicon Valley Group, Inc.        890,625
     80,313  Timberline Software Corp.          1,139,434
    160,600  United Industrial Corp.            1,766,600
     75,000  (b)Wang Laboratories, Inc.         1,659,375
                                             ------------
             Total                             14,720,533
                                             ------------
             TRANSPORTATION--0.5%
     33,000  (b)Kirby Corp.                       612,563
                                             ------------
             Total Common Stocks
             (identified cost $76,866,187)     98,845,376
                                             ------------

 Principal
  Amount                                        Value
---------------------------------------------------------
Corporate Bonds--0.5%
             INDUSTRIAL SERVICES--0.2%
$   250,000  American Rice Inc., Mtg. Bond,
             13.00%, 7/31/2002               $    245,000
                                             ------------
             TRANSPORTATION--0.3%
    365,000  Trans World Airlines, Inc.,
             Sr. Note, 12.00%, 11/3/1998          372,300
                                             ------------
             Total Corporate Bonds
             (identified cost $592,782)           617,300
                                             ------------
Open-Ended Investment Companies--0.6%
    130,000  Royce Global Trust, Inc.
             (identified cost $604,500)           739,375
                                             ------------
Preferred Stocks--0.6% 43,000 (b)Craig Corp., Pfd.
             (identified cost $484,174)      $    763,250
                                             ------------
(a) Repurchase Agreement--18.4%
$22,495,063  Goldman Sachs Group, LP,
             5.50%, dated 11/28/1997, due
             12/1/1997 (at amortized cost)     22,495,063
                                             ------------
             Total Investments
             (identified cost $101,042,706)  $123,460,364
                                             ------------

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                WACHOVIA EMERGING MARKETS FUND (CLASS A SHARES)
                                  (UNAUDITED)

 GROWTH OF $10,000 INVESTED IN WACHOVIA EMERGING MARKETS FUND (CLASS A SHARES)

     The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Emerging Markets Fund (Class A Shares) (the "Fund") from December 23, 1994 (start of performance) to November 30, 1997 compared to the International Finance Corporation Investable Index (Total Return Series) ("IFCI").+


             [GRAPHIC REPRESENTATION A11 OMITTED. SEE APPENDIX.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The IFCI has been adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The IFCI is an unmanaged market capitalization-weighted index of over 1,000 securities in 26 emerging market countries. The IFCI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                WACHOVIA EMERGING MARKETS FUND (CLASS Y SHARES)
                                  (UNAUDITED)

 GROWTH OF $10,000 INVESTED IN WACHOVIA EMERGING MARKETS FUND (CLASS Y SHARES)

     The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Emerging Markets Fund (Class Y Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 1997 compared to the IFCI.+

            [GRAPHIC REPRESENTATION A12 OMITTED. SEE APPENDIX.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * The Fund's performance assumes the reinvestment of all dividends and distributions. The IFCI has been adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

 + The IFCI is an unmanaged market capitalization-weighted index of over 1,000 securities in 26 emerging market countries. The IFCI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         WACHOVIA EMERGING MARKETS FUND
                            PORTFOLIO OF INVESTMENTS

                               NOVEMBER 30, 1997


                                            Value in
  Shares                                  U.S. Dollars
------------------------------------------------------
Common Stocks--76.8%
             ARGENTINA--7.5%
     40,000  Banco Frances del Rio de la
             Plata, S.A., ADR             $  1,075,000
    235,403  Compania Naviera Perez
             Companc, S.A., Class B          1,681,391
     11,000  IRSA Inversiones y
             Representaciones, S.A., GDR       336,188
     20,000  Importadora y Exportadora
             de la Patagonia                   292,107
    146,467  Juan Minetti, S.A.                419,049
     60,000  Quilmes Industrial, S.A.,
             ADR                               780,000
    124,000  (b)Siderar, S.A., Class A         518,509
    375,456  Siderca, S.A., Class A          1,036,635
     60,000  Telecom Argentina, S.A.,
             ADR                             1,841,250
     92,000  YPF Sociedad Anonima, ADR       3,087,750
                                          ------------
             Total                          11,067,879
                                          ------------
             BRAZIL--2.8%
     17,809  (b)Cia Riograndense De
             Telecomunicacoes                   18,382
  1,500,000  Companhia Paulista de
             Forca e Luz                       189,308
     57,000  Companhia Vale Do Rio Doce      1,079,059
  1,000,000  (b)Companhia de Saneamento
             Basico do Estado de Sao
             Paulo                             225,367
     30,400  Pan American Beverage,
             Class A                         1,041,200
     14,500  Telecomunicacoes
             Brasileiras, S.A., ADR          1,529,750
                                          ------------
             Total                           4,083,066
                                          ------------
             CHILE--4.1%
     25,000  Banco de A. Edwards, ADR          437,500
     48,542  Chilgener, S.A., ADR            1,213,550
     15,800  Compania Cervecerias
             Unidas, S.A., ADR                 426,600
     50,000  Compania Telecomunicacion
             Chile, ADR                      1,353,125
     20,600  Cristalerias de Chile, ADR        309,000
     18,000  Embotelladora Andina, S.A.,
             Class A, ADR                      421,875
     38,500  Enersis, S.A., ADR              1,150,188
     14,100  Maderas Y Sinteticos, S.A.,
             ADR                               141,000
     18,000  Santa Isabel, S.A., ADR           329,625
Common Stocks--continued
             CHILE--CONTINUED
      5,000  Sociedad Quimica Y Minera
             De Chile, ADR                $    230,000
                                          ------------
             Total                           6,012,463
                                          ------------
             CHINA--1.6%
    750,000  GZI Transportation Ltd.           249,828
  2,200,000  Harbin Power Equipment Co.,
             Class H                           335,821
     11,500  (b)Huaneng Power
             International Inc., Class
             N, ADR                            253,000
  2,000,000  Maanshan Iron & Steel Co.,
             Class H                           256,134
  1,600,000  (b)Qingling Motors Co.,
             Class H                           853,782
  1,000,000  Shanghai Petrochemical Co.
             Ltd., Class H                     190,160
  1,000,000  Yizheng Chemcial Fibre Co.        223,794
                                          ------------
             Total                           2,362,519
                                          ------------
             CZECH REPUBLIC--0.3%
      5,000  (b)CKD Praha Holding A.S.         163,678
     12,500  (b)Komercni Banka A.S., GDR         6,250
      2,500  (b)SPT Telekom A.S.               263,364
                                          ------------
             Total                             433,292
                                          ------------
             EGYPT--2.5%
     22,000  (b)Al - Ahram Beverages
             Co., GDR                          654,500
      3,200  (b)Alexandria National Iron
             & Steel Co.                       152,966
     50,000  (b)Commercial International
             Bank Egypt, GDR                 1,018,750
      6,000  (b)Egypt International
             Pharmaceuticals                   406,705
     23,000  (b)(e)MI Bank, GDR                347,875
      6,400  (b)North Cairo Mills Co.          216,439
     43,000  (e)Paints & Chemical
             Industry, GDR                     430,000
     20,000  (b)Suez Cement Co., Class
             S, GDR                            404,500
                                          ------------
             Total                           3,631,735
                                          ------------
             CROATIA--0.2%
     20,000  (b)Pliva D.D., GDR                318,888
Common Stocks--continued
             GREECE--2.9%
      9,250  Alpha Credit Bank            $    557,040
      4,000  Ergo Bank, S.A.                   216,881
     19,360  Goody's, S.A.                     337,304
     35,000  Hellenic Bottling Co., S.A.       824,869
     12,000  Hellenic Cables S.A.              230,761
     17,400  Hellenic Technodomiki             150,320
     17,270  (e)Hellenic
             Telecommunications
             Organization                      340,219
     34,560  Michaniki, S.A                    187,385
      5,345  National Bank of Greece           500,785
     25,350  Sarantis, S.A.                    333,082
     12,700  Titan Cement Co.                  596,783
                                          ------------
             Total                           4,275,429
                                          ------------
             HONG KONG--3.7%
    375,000  Amoy Properties Ltd.              322,594
    150,000  (b)Cheung Kong                  1,057,527
    150,000  China Light and Power
             Co. Ltd.                          756,762
    210,000  Citic Pacific Ltd.                836,707
    176,000  Dah Sing Financial Group          352,897
     40,000  HSBC Holdings PLC                 965,034
     50,000  Hutchison Whampoa                 333,105
     55,000  (b)Sun Hung Kai Properties        419,777
     75,000  Swire Pacific Ltd., Class A       375,471
                                          ------------
             Total                           5,419,874
                                          ------------
             HUNGARY--1.9%
      4,000  (b)(e)BorsodChem RT, GDR          111,400
      8,000  Danubius Hotel and Spa RT         240,552
      4,000  EGIS RT                           175,549
     35,000  (b)Euronet Services, Inc.,
             ADR                               253,750
     10,000  (b)(e)Gedeon Richter, Ltd.,
             GDR                               938,750
     15,000  (b)(e)MOL Magyar Olay, GDR        314,625
     10,000  OTP Bank RT, GDR                  311,250
      3,500  Pick Szeged RT                    219,436
     25,000  (b)Zalakeramia RT, GDR            206,250
                                          ------------
             Total                           2,771,562
                                          ------------
             INDIA--1.6%
     14,200  Bajaj Auto Ltd., GDR              248,500
     13,800  BSES, GDR                         186,300
     17,000  Gujarat Ambuja Cements, GDR       136,000
      7,500  (b)(e)Hindalco Industries
             Ltd., GDR                         168,750
     16,500  Indian Hotels Co. Ltd., GDR       313,500
     24,500  Larsen & Toubro Ltd., GDR         238,875
Common Stocks--continued
             INDIA--CONTINUED
     20,500  (b)Mahindra and Mahindra,
             Ltd., GDR                    $    184,500
     11,000  Ranbaxy Laboratories Ltd.,
             GDR                               255,750
     26,000  (e)Reliance Industries
             Ltd., GDR                         165,880
     27,000  (b)(e)State Bank of India,
             GDR                               357,750
        350  Tata Electric Co., GDR            106,750
                                          ------------
             Total                           2,362,555
                                          ------------
             INDONESIA--2.9%
    902,950  PT Bank International
             Indonesia                         117,588
    600,000  PT Daya Guna Samudera             633,310
  1,000,000  PT Fiskaragung Perkasa            267,306
    225,000  PT Gudang Garam                   478,067
    300,000  PT Hanjaya Mandala
             Sampoerna                         398,903
  1,942,115  PT Indah Kiat Pulp & Paper
             Corp.                             452,583
     35,000  PT Indosat, ADR                   783,125
    300,000  PT Mayora Indah                    57,574
  2,000,000  PT Mulia Industrindo              246,744
    750,000  PT Pan Indonesia Bank             123,372
    350,000  PT Semen Gresik                   247,087
     35,000  PT Telekomunikasi
             Indonesia, Class CS, ADR          511,875
                                          ------------
             Total                           4,317,534
                                          ------------
             KOREA, REPUBLIC OF--1.7%
     30,000  (b)(e)Housing & Commercial
             Bank, Korea, GDR                  176,400
     27,500  LG Chemical, Ltd., ADR            244,063
     18,500  LG Electronics, Inc.              207,225
      4,037  LG Information &
             Communication Ltd                 179,499
     13,610  Pohang Iron and Steel Co.
             Ltd.                              528,340
        356  SK Telecom Co. Ltd.               115,521
      5,225  (b)Samsung Display Devices        156,817
     10,199  (b)Samsung Electronics Co.        376,364
     12,000  (b)(e)Samsung Electronics
             Co., GDR                          264,000
      7,500  Seoul City Gas Co. Ltd.           166,738
     16,334  Yukong Ltd.                       156,427
                                          ------------
             Total                           2,571,394
                                          ------------
Common Stocks--continued
             LEBANON--0.8%
     40,000  (b)(e)Banque Libanaise Pour
             Le Comm, Class B, GDR        $    770,000
     25,000  (b)(e)Solidere, GDR               365,625
                                          ------------
             Total                           1,135,625
                                          ------------
             LITHUANIA--0.4%
     10,000  Vilniaus Bankas AB, GDR           644,952
                                          ------------
             MALAYSIA--1.3%
     30,000  Carlsberg Brewery(M)              102,703
    100,000  Genting, BHD                      229,656
    200,000  Hap Seng Consolidated, BHD        278,439
     40,000  Malayan Banking, BHD              102,132
     58,450  O.Y.L. Industries, BHD            158,412
    100,000  Perusahaan Otomobil
             Nasional, BHD                     134,085
    220,000  Renong, BHD                       112,973
    147,500  (b)Telekom Malaysia, BHD          328,222
    220,000  Tenaga Nasional, BHD              407,959
     50,000  United Engineers Ltd.              46,216
                                          ------------
             Total                           1,900,797
                                          ------------
             MEXICO--8.8%
     55,000  Alfa, S.A. de C.V., Class A       414,501
    220,000  Cemex, S.A. de C.V.               950,873
     61,700  Consorcio Grupo Dina S.A.
             de CV, ADR                        339,350
     70,800  (b)Corporacion GEO, S.A. de
             C.V., Class B                     430,998
     27,310  Desc S.A. de C.V., Class C,
             ADR                             1,025,832
     48,000  Empresas ICA Sociedad
             Controladora, S.A. de C.V.,
             ADR                               744,000
    160,000  Fomento Economico Mexicano,
             S.A. de C.V.,
             Class B                         1,318,804
    119,800  Grupo Carso, S.A. de C.V.         790,547
    400,000  Grupo Elektra                     619,468
    900,000  (b)Grupo Financiero
             Bancomer, S.A. de C.V.,
             Class B                           520,484
     20,000  (b)Grupo Iusacell S.A., ADR       417,500
      2,600  (b)Grupo Iusacell S.A.,
             Class D, ADR                       39,650
     15,000  Grupo Televisa S.A., GDR          558,750
     90,000  Industrias Penoles, S.A.          370,366
    160,000  Organizacion Soriana, S.A.
             de C.V., Class B                  592,196
Common Stocks--continued
             MEXICO--CONTINUED 110,000 Sanluis Corporacion, S.A.
             de CV                        $    830,340
     56,000  Telefonos de Mexico, Class
             L, ADR                          2,772,000
     15,000  (b)Tubos de Acero de Mexico
             SA, ADR                           331,875
                                          ------------
             Total                          13,067,534
                                          ------------
             MOROCCO--0.5%
     41,000  (b)(e)Banque Marocaine du
             Commerce Exterieur, GDR           824,736
                                          ------------
             PERU--2.6%
     39,000  Banco Wiese, ADR                  185,250
     43,000  CPT Telefonica del Peru
             S.A., Class B, ADR                903,000
     13,362  Cementos Lima, S.A.               269,841
    537,734  Cervecer Backus & Johnston,
             Class T                           487,772
     70,000  Cia de Minas Buenaventura,
             S.A.                              431,877
     44,292  Credicorp, Ltd., ADR              808,329
    240,000  Luz Del Sur Servicos, S.A.,
             Class B                           295,262
     50,361  Minsur, S.A.                      125,579
    143,300  Telefonica Del Peru, Class
             B                                 297,862
                                          ------------
             Total                           3,804,772
                                          ------------
             PHILIPPINES--3.0%
  1,014,844  Ayala Land, Inc., Class B         399,259
  3,500,000  (b)Belle Corp.                    168,238
  1,350,000  (b)Fortune Cement Corp.           121,674
  3,192,000  JG Summit Holdings, Inc.          292,256
    100,000  La Tondena Distillers, Inc.        52,217
    250,000  Manila Electric Co., Class
             B                                 865,522
     84,000  Metropolitan Bank and Trust
             Co.                               684,979
     56,000  Philippine Long Distance
             Telephone Co., ADR              1,386,000
  3,500,000  Solid Group, Inc.                 184,261
    500,000  (b)Union Bank of the
             Philippines                       236,051
                                          ------------
             Total                           4,390,457
                                          ------------
             POLAND--1.3%
      9,000  Agros Holding S.A.                160,305
     13,333  (b)Bank Inicjatyw
             Gospodarczych, GDR                182,995
      6,500  Bank Slaski, S.A.                 330,789
     25,000  (b)Budimex, S.A.                  101,074
Common Stocks--continued
             POLAND--CONTINUED
     41,000  Elektrim Spolka Akcyina,
             S.A.                         $    394,119
     42,667  Polifarb-Cieszyn, S.A.            174,915
     26,000  (b)Stomil-Olsztyn, S.A.           189,652
     43,000  Wielkopolski Bank
             Kredytowy, S.A.                   218,829
     14,800  (b)Zaklady Metali Lekkich
             Kety, S.A.                        209,217
                                          ------------
             Total                           1,961,895
                                          ------------
             PORTUGAL--7.5%
     62,951  BPI, SGPS, S.A.                 1,399,105
     74,012  Banco Commercial Portugues,
             Class R                         1,560,741
     15,000  Banco Espirito Santo e
             Comercial de Lisboa               421,948
     32,700  Cimentos de Portugal, S.A.
             (Cimpor)                          828,206
     40,000  Corticeira Amorim SA              455,050
     94,000  (b)Electricidade de
             Portugal, S.A.                  1,698,990
     46,998  Estabelecimentos Jeronimo
             Martins & Filho, SGPS, S.A.     1,485,298
     70,000  Portucel Industria                449,833
     44,030  Portugal Telecom, SGPS,
             S.A.                            2,028,019
     20,000  Somague-Sociedade Gestora
             de Participacoes                  224,750
     15,700  Sonae Investimentos, SGPS,
             S.A.                              586,790
                                          ------------
             Total                          11,138,730
                                          ------------
             RUSSIA--4.0%
      2,000  (b)Aeroflot                       242,000
      3,000  Gorkovsky Auto Plant              292,500
      4,236  (b)Izhorskie Zavody               272,798
  2,000,000  (b)Kostromskaya Gres              110,000
     14,142  (b)Kubanelectrosvyaz              327,387
     25,000  Lukoil Oil Co., ADR             1,905,013
     22,000  Mosenergo, ADR                    720,500
     11,000  (b)Nizhnovenergo                  467,500
     50,000  (b)Surgutneftegaz                 446,270
  2,000,000  (b)Unified Energy System          452,600
     20,000  (b)Unified Energy System,
             RDC                               452,600
     16,000  (b)Udmurt Telecom                 144,000
     10,000  (b)Yuganskneftegaz                140,000
                                          ------------
             Total                           5,973,168
                                          ------------
Common Stocks--continued
             REPUBLIC OF SLOVENIA--0.7%
     47,000  (b)(e)Blagovno Trgovinsia
             Center, GDR                  $    468,500
     80,000  (e)Slovakofarna AS, GDR           520,000
                                          ------------
             Total                             988,500
                                          ------------
             SOUTH AFRICA--0.2%
     25,000  Sasol Ltd.                        251,878
                                          ------------
             TAIWAN, REPUBLIC OF--1.4%
     12,840  (b)Advanced Semiconductor
             Engineering,, Inc., GDR           462,645
     27,432  (b)Asia Cement Corp., GDR         320,269
     25,562  (b)GVC Corp., GDR                 153,372
     28,800  (b)President Enterprises,
             GDR                               331,200
     49,000  (b)Yageo Corp., GDR               563,500
     30,500  (b)Yang Ming Marine
             Transport, GDR                    216,550
                                          ------------
             Total                           2,047,536
                                          ------------
             THAILAND--1.6%
     55,000  BEC World PLC                     271,925
     75,000  Bangkok Bank Public Co.,
             Ltd.                              223,602
    125,000  Hana Microelectronics Co.,
             Ltd.                              329,193
    125,000  KCE Electronics                   366,460
     55,000  PTT Exploration and
             Production Ltd.                   792,050
     90,000  Shinawatra Computer and
             Communications Co., Ltd.          131,180
    100,000  Thai Farmers Bank Co.             253,416
                                          ------------
             Total                           2,367,826
                                          ------------
             TURKEY--6.0%
  7,488,766  Akbank T.A.S.                     487,911
  2,900,000  Akcansa Cimento A.S.              503,845
  6,420,000  Aksigorta                         344,465
  3,200,000  (b)Alcatel Teletas                408,799
  3,572,500  Arcelik A.S.                      314,905
  3,200,000  Aygaz                             482,381
  2,400,000  Cimsa Cimento Sanayi Ve
             Ticaret A.S.                      423,107
  2,040,000  Eregli Demir Ve Celik
             Fabrikalari, T.A.S.               271,034
 33,750,000  (b)Haci Omer Sabanci            1,897,085
  3,172,734  Koc Holding, A.S.                 805,376
    679,100  Migros Turk, T.A.S.               641,986
    820,000  Otosan Otomobil Sanayii,
             A.S.                              639,004
Common Stocks--continued
             TURKEY--CONTINUED
  5,088,000  (b)Tupras Turkiye Petrol
             Rafinerileri A.S.            $    474,493
  6,962,608  (b)Turk Sise ve Cam
             Fabrikalari                       498,104
 22,215,385  Yapi ve Kredi Bankasi, A.S.       692,475
                                          ------------
             Total                           8,884,970
                                          ------------
             VENEZUELA--3.0%
     45,000  (b)Compania Anonima
             Nacional Telefonos de
             Venezuela,
             Class D, ADR                    1,777,500
    808,000  Electricidade de Caracas          957,797
    137,000  Mavesa SA, ADR                    856,250
    180,000  Siderurgica Venezolana
             Sivensa, ADR                      840,638
                                          ------------
             Total                           4,432,185
                                          ------------
             Total Common Stocks
             (identified cost
             $116,870,062)                 113,443,751
                                          ------------
Preferred Stocks--4.1%
             BRAZIL--3.9%
  1,800,000  Banco Itau,S.A., PN               804,830
    213,000  (b)Centrais Electricas de
             Santa Catarina SA-Celesc,
             Preference, Series B              224,655
  1,500,000  Centrais Eletricas
             Brasileiras, PN, S.A.,
             Series B                          730,190
 53,500,000  (b)Cia Paranaense de
             Energia, PN, Series B             795,772
    500,000  (b)Cia Riograndense De
             Telecomunica coes, Pfd.           516,091
  9,000,000  Companhia Energetica de
             Minas Gerais, PN                  434,052
  5,000,000  Ericsson Telecomunica coes,
             S.A.                              175,785
  3,000,000  Petroleo Brasileiro S.A.,
             PN                                657,171
  5,163,257  Telecomunica coes de Minas
             Gerais, PN, Series B              605,087
     52,000  Telecomunica coes do
             Parana, S.A., PN                  296,818
 14,840,000  Uniao de Bancos
             Brasileiros, S.A., PN             460,197
                                          ------------
             Total                           5,700,648
                                          ------------
             GREECE--0.0%
        960  Michaniki, S.A., Pfd.               4,164
                                          ------------
Preferred Stocks--continued
             RUSSIA--0.2%
        550  (b)Karelia Electrosvyaz,
             Pfd.                         $    137,500
  2,000,000  (b)Surgutneftegaz, Pfd.           184,000
                                          ------------
             Total                             321,500
                                          ------------
             Total Preferred Stocks
             (identified cost
             $5,220,669)                     6,026,312
                                          ------------
Rights--0.2%
             KOREA, REPUBLIC OF--0.0%
      3,200  (b)Alexandria National Iron
             & Steel Co.                        10,752
                                          ------------
             THAILAND--0.2%
    125,000  Hana Microelectronics Co.,
             Ltd.                              298,137
                                          ------------
             Total Rights
             (identified cost $0)              308,889
                                          ------------
Warrants--0.0%
             HONG KONG--0.0%
     50,000  GZI Transportation Ltd.,
             Warrants                            1,617
                                          ------------
             INDONESIA--0.0%
    109,374  PT Bank Dagang Nasional
             Indonesia, Warrants                 1,439
     80,260  PT Bank International
             Indonesia, Warrants                 1,760
    163,544  PT Indah Kiat Pulp & Paper
             Corp., Warrants                     3,721
    107,143  PT Pan Indonesia Bank,
             Warrants                            1,351
                                          ------------
             Total                               8,271
                                          ------------
             THAILAND--0.0%
      9,375  Thai Farmers Bank Co.,
             Warrants                            2,853
                                          ------------
             Total Warrants
             (identified cost $19,946)          12,741
                                          ------------
Convertible Bond--0.0%
             BRAZIL--0.0%
     53,500  Companhia Vale Do Rio Doce,
             Conv. Deb., 12/31/1999
             (identified cost $417)                482
                                          ------------
Closed End Investment Companies--5.6%
             TAIWAN--0.4%
     55,000  (b)Formosa Growth Fund Ltd.       625,625
                                          ------------
Closed End Investment Companies--continued
             HUNGARY--0.1%
        640  (b)Hungarian Investment Co.  $     94,400
                                          ------------
             INDIA--1.1%
    130,000  India Fund Inc.                   877,500
    495,000  The India Fund                    706,425
                                          ------------
             Total                           1,583,925
                                          ------------
             MEXICO--0.6%
     50,000  Mexico Fund                       946,875
                                          ------------
             EGYPT--0.8%
     12,000  Societe Generale Arab Fund      1,200,000
                                          ------------
             SOUTH AFRICA--0.6%
     55,000  Southern Africa Fund, Inc.        845,625
                                          ------------
             TURKEY--0.1%
     12,000  Turkish Growth Fund               213,000
                                          ------------
             UKRAINE--0.6%
     10,000  (b)Societe Generale Ukraine
             Fund                              925,000
                                          ------------

Closed End Investment Companies--continued

             UNITED STATES--1.2%
      1,000  (b)Romania Investment Fund
             Ltd                          $  1,015,000
     80,000  (b)Ukrane Opportunity Fund        800,000
                                          ------------
             Total                           1,815,000
                                          ------------
             Total Closed-End
             Investment companies
             (identified cost
             $7,281,091)                     8,249,450
                                          ------------
Cash Equivalents--14.9%

Time Deposit--7.8%
 11,475,464  (b)Bank of New York Co.,
             Inc.                           11,475,464
                                          ------------
(a) Repurchase Agreement--7.1%
             UNITED STATES--7.1%
 10,487,493  Goldman Sachs Group, LP, 5.50%, dated 11/28/1997, due 12/1/1997 (at amortized
             cost)                          10,487,493
                                          ------------
             Total Investments
             (identified cost
             $151,355,142)                $150,004,582
                                          ------------

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    WACHOVIA BALANCED FUND (CLASS A SHARES)
                                  (UNAUDITED)

     GROWTH OF $10,000 INVESTED IN WACHOVIA BALANCED FUND (CLASS A SHARES)

     The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Balanced Fund (Class A Shares) (the "Fund") from May 7, 1993 (start of performance) to November 30, 1997 compared to the S&P 500 Index+ and the Lehman Aggregate Bond Index.


           [GRAPHIC REPRESENTATION A13 OMITTED. SEE APPENDIX.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 Index and the Lehman Aggregate Bond Index have been adjusted to reflect reinvestment of dividends on securities in the indices.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The S&P 500 Index is an unmanaged index comprised of common stocks in industry, transportation, and financial and public utility companies. The Lehman Aggregate Bond Index is an unmanaged index measuring both the capital price changes and income provided by the underlying universe of securities, comprised of U.S. Treasury obligations, U.S. agency obligations, foreign obligations, U.S. investment-grade corporate debt and mortgage-backed obligations. The S&P 500 Index and the Lehman Aggregate Bond Index are not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    WACHOVIA BALANCED FUND (CLASS B SHARES)
                                  (UNAUDITED)

     GROWTH OF $10,000 INVESTED IN WACHOVIA BALANCED FUND (CLASS B SHARES)

     The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Balanced Fund (Class B Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 1997 compared to the S&P 500 Index+ and the Lehman Aggregate Bond Index.

              [GRAPHIC REPRESENTATION A14 OMITTED. SEE APPENDIX.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 4.00% contingent deferred sales charge on any redemption less than two years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 Index and the Lehman Aggregate Bond Index have been adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The S&P 500 Index is an unmanaged index comprised of common stocks in industry, transportation, and financial and public utility companies. The Lehman Aggregate Bond Index is an unmanaged index measuring both the capital price changes and income provided by the underlying universe of securities, comprised of U.S. Treasury obligations, U.S. agency obligations, foreign obligations, U.S. investment-grade corporate debt and mortgage-backed obligations. The S&P 500 Index and the Lehman Aggregate Bond Index are not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    WACHOVIA BALANCED FUND (CLASS Y SHARES)
                                  (UNAUDITED)

     GROWTH OF $10,000 INVESTED IN WACHOVIA BALANCED FUND (CLASS Y SHARES)

     The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Balanced Fund (Class Y Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 1997 compared to the S&P 500 Index+ and the Lehman Aggregate Bond Index.

              [GRAPHIC REPRESENTATION A15 OMITTED. SEE APPENDIX.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 Index and the Lehman Aggregate Bond Index have been adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The S&P 500 Index is an unmanaged index comprised of common stocks in industry, transportation, and financial and public utility companies. The Lehman Aggregate Bond Index is an unmanaged index measuring both the capital price changes and income provided by the underlying universe of securities, comprised of U.S. Treasury obligations, U.S. agency obligations, foreign obligations, U.S. investment-grade corporate debt and mortgage-backed obligations. The S&P 500 Index and the Lehman Aggregate Bond Index are not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             WACHOVIA BALANCED FUND
                            PORTFOLIO OF INVESTMENTS

                               NOVEMBER 30, 1997


  Shares                                          Value
---------------------------------------------------------
Common Stocks--52.2%
             CAPITAL GOODS--1.8%
     14,547  Emerson Electric Co.            $    800,085
     16,000  General Electric Co.               1,180,000
     36,895  Harsco Corp.                       1,461,964
     16,000  Honeywell, Inc.                    1,048,000
     15,339  (b)Thermo Electron Corp.             564,667
     14,093  (b)UCAR International, Inc.          562,839
                                             ------------
             Total                              5,617,555
                                             ------------
             CONSUMER DURABLES--1.4%
     28,462  Dover Corp.                        1,908,733
     40,000  Ford Motor Co.                     1,720,000
     30,000  Hasbro, Inc.                         871,875
                                             ------------
             Total                              4,500,608
                                             ------------
             CONSUMER NON-DURABLES-- 17.6%
     33,199  Abbott Laboratories                2,157,935
     12,465  (b)Adaptec, Inc.                     617,017
     42,667  American Home Products Corp.       2,981,357
     15,620  Baxter International, Inc.           790,762
     46,997  Bristol-Myers Squibb Co.           4,400,094
     24,597  CPC International, Inc.            2,542,715
     29,109  Coca-Cola Co.                      1,819,312
     10,792  Columbia/HCA Healthcare Corp.        318,364
     41,793  Danka Business Systems, PLC,
             ADR                                1,535,893
     35,836  Disney (Walt) Co.                  3,402,180
     22,870  Electronic Data Systems Corp.        869,060
     15,123  Gillette Co.                       1,396,042
     31,830  (b)HealthCare COMPARE Corp.        1,659,139
     35,550  Johnson & Johnson                  2,237,428
     30,758  Kimberly-Clark Corp.               1,601,338
     12,955  (b)Lear Corp.                        606,456
     15,811  Lowe's Cos., Inc.                    726,318
      9,533  McDonald's Corp.                     462,350
     45,510  Medtronic, Inc.                    2,173,102
     17,050  Merck & Co., Inc.                  1,612,291
     57,900  Newell Co.                         2,363,044
     22,170  Nike, Inc., Class B                1,079,402
    125,695  PepsiCo, Inc.                      4,635,003
     63,651  Philip Morris Cos., Inc.           2,768,818
     15,000  Procter & Gamble Co.               1,144,687
     28,256  R.J.R. Nabisco, Inc., Class A      1,317,436
     20,332  Sara Lee Corp.                     1,075,054
     61,137  Service Corp. International        2,235,321
     94,020  (b)Tenet Healthcare Corp.          2,979,259
Common Stocks--continued
             CONSUMER NON-DURABLES--CONTINUED
      7,000  Wrigley (Wm.), Jr. Co.          $    553,875
                                             ------------
             Total                             54,061,052
                                             ------------
             ENERGY--4.0%
      8,652  Amerada-Hess Corp.                   484,512
      9,155  Amoco Corp.                          823,950
      9,920  CMS Energy Corp.                     390,600
      6,330  Coastal Corp.                        370,701
     27,100  Exxon Corp.                        1,653,100
      7,593  Kerr-McGee Corp.                     503,511
     34,866  Mobil Corp.                        2,508,173
     37,680  Royal Dutch Petroleum Co., ADR     1,985,265
     41,801  Schlumberger Ltd.                  3,440,745
                                             ------------
             Total                             12,160,557
                                             ------------
             FINANCE--9.9%
     10,011  Ace, Ltd.                            993,592
     42,165  American International Group,
             Inc.                               4,250,759
     30,420  Banc One Corp.                     1,562,827
     46,917  Block (H&R), Inc.                  1,923,597
     22,123  Chase Manhattan Corp.              2,403,111
     38,587  Chubb Corp.                        2,737,265
     27,150  Citicorp                           3,256,303
     54,875  Countrywide Credit Industries,
             Inc.                               2,246,445
     57,860  Federal Home Loan Mortgage
             Corp.                              2,386,725
     64,445  Federal National Mortgage
             Association                        3,403,502
      8,020  MBIA Insurance Corporation           504,257
     21,473  MGIC Investment Corp.              1,254,828
     11,310  Wells Fargo & Co.                  3,474,998
                                             ------------
             Total                             30,398,209
                                             ------------
             RESTAURANTS--0.6%
     57,494  (b)Tricon Global Restaurants,
             Inc.                               1,944,016
                                             ------------
             SERVICES--4.6%
     62,273  Ecolab, Inc.                       3,175,923
     12,566  (b)FMC Corp.                         918,103
      4,907  Hercules, Inc.                       238,296
      7,000  Mead Corp.                           451,937
     27,485  Millipore Corp.                    1,065,044
     95,287  (b)Philip Services Corp.           1,506,726
     87,521  Praxair, Inc.                      3,845,454
     44,380  Tyco International, Ltd.           1,741,915




 Shares or
 Principal
  Amount                                          Value
---------------------------------------------------------
Common Stocks--continued
             SERVICES--CONTINUED
     22,758  York International Corp.        $  1,053,980
                                             ------------
             Total                             13,997,378
                                             ------------
             TECHNOLOGY SERVICES--9.6%
     55,406  (b)3Com Corp.                      2,008,467
     10,820  Avnet, Inc.                          716,825
     61,797  Boeing Co.                         3,282,966
     11,140  (b)Cabletron Systems, Inc.           256,220
     47,902  (b)Cisco Systems, Inc.             4,131,547
     42,554  Compaq Computer Corp.              2,656,965
     54,192  Computer Associates
             International, Inc.                2,821,371
     30,840  Hewlett-Packard Co.                1,883,167
     29,957  Intel Corp.                        2,325,412
     18,248  (b)McAfee Associates, Inc.           834,846
     35,330  Motorola, Inc.                     2,221,374
     36,878  (b)Sun Microsystems, Inc.          1,327,608
     26,000  Texas Instruments, Inc.            1,280,500
     48,088  Xerox Corp.                        3,735,837
                                             ------------
             Total                             29,483,105
                                             ------------
             TRANSPORTATION--1.3%
     44,645  CSX Corp.                          2,335,491
     42,590  Illinois Central Corp.             1,535,902
                                             ------------
             Total                              3,871,393
                                             ------------
             UTILITIES--1.4%
     11,000  BellSouth Corp.                      602,250
     23,854  GTE Corp.                          1,206,118
     41,934  (b)LCI International, Inc.         1,155,806
     49,392  Southern Co.                       1,185,408
                                             ------------
             Total                              4,149,582
                                             ------------
             Total Common Stocks
             (identified cost $118,406,081)   160,183,455
                                             ------------
Corporate Bonds--15.0%
             ASSET-BACKED SECURITIES--1.2%
$ 1,000,000  American Express Credit
             Account Master Trust 1997-1,
             Class A, 6.40%, 4/15/2005          1,003,750
    965,000  Dayton Hudson Credit Card
             Master Trust 1995-1, Class A,
             6.10%, 2/25/2002                     965,724
    575,000  Ford Credit Auto Loan Master
             Trust 1995-1 A, Class A,
             6.50%,
             8/15/2002                            579,727


 Principal
  Amount                                          Value
---------------------------------------------------------
Corporate Bonds--continued
             ASSET-BACKED SECURITIES--CONTINUED
$ 1,151,200  Prudential Home Mortgage
             Securities 1993-60, Class A1,
             6.75%, 12/25/2023               $  1,154,434
                                             ------------
             Total                              3,703,635
                                             ------------
             CONSUMER SERVICES--0.7%
  2,000,000  Tribune Co., Note, 6.25%,
             11/10/2026                         1,999,580
                                             ------------
             ENERGY--0.7%
  2,050,000  Kerr-McGee Corp., Deb.,
             7.125%, 10/15/2027                 2,079,623
                                             ------------
             FINANCE--9.6%
  2,500,000  Aon Capital Trust A, Company
             Guarantee, 8.205%, 1/1/2027        2,749,050
  1,165,000  BHP Finance (USA), Inc.,
             Company Guarantee, 6.42%,
             3/1/2026                           1,151,218
    850,000  Bankers Trust New York Corp.,
             Sub. Note, 7.375%, 5/1/2008          882,955
  2,500,000  Bear Stearns Cos., Inc., Note,
             6.625%, 10/1/2004                  2,489,675
    750,000  Beneficial Corp., Note, 6.55%,
             9/26/2003                            753,356
  1,000,000  Branch Banking & Trust Co,
             Wilson, Sr. Note, 6.20%,
             9/15/1999                            999,020
  2,500,000  CIT Group Holdings, Inc., Sr.
             Note, 6.375%, 10/1/2002            2,494,425
  2,250,000  Caterpillar Financial Services
             Corp., Note, 6.50%, 2/1/2002       2,265,435
  1,130,000  Chase Manhattan Corp., Sub.
             Note, 6.75%, 9/15/2006             1,148,419
  1,000,000  Fleet Financial Group, Inc.,
             Sr. Note, 6.00%, 10/26/1998          998,630
    750,000  Ford Motor Credit Corp., Sr.
             Unsub., 6.55%, 9/10/2002             755,573
  2,000,000  General Electric Capital
             Corp., Deb., 6.66%, 5/1/2018       2,019,840
  1,000,000  Hartford Life, Inc., Note,
             7.10%,
             6/15/2007                          1,032,424
    360,000  Household Finance Corp., Note,
             7.25%, 7/15/2003                     371,052
  1,500,000  KFW International Finance,
             Note, 7.00%, 3/1/2013              1,581,315
  2,000,000  Lehman Brothers Holdings,
             Inc., Note, 6.90%, 3/30/2001       2,025,540
Corporate Bonds--continued
             FINANCE--CONTINUED
$ 2,000,000  Merrill Lynch & Co., Inc.,
             Note, 6.55%, 8/1/2004           $  2,005,080
  3,500,000  Norwest Financial, Inc., Sr.
             Note, 6.375%, 9/15/2002            3,501,015
    365,000  Sears Roebuck Acceptance
             Corp., Medium Term Note,
             7.03%,
             6/4/2003                             374,344
                                             ------------
             Total                             29,598,366
                                             ------------
             INDUSTRIAL SERVICES--0.7%
  2,000,000  WMX Technologies, Inc., Note,
             6.22%, 4/30/2004                   2,127,400
                                             ------------
             RETAIL TRADE--2.1%
  2,750,000  American Home Products Corp.,
             Note, 7.70%, 2/15/2000             2,825,075
  3,680,000  Gap (The), Inc., Note, 6.90%,
             9/15/2007                          3,756,323
                                             ------------
             Total                              6,581,398
                                             ------------
             Total Corporate Bonds
             (identified cost $45,592,078)     46,090,002
                                             ------------
Foreign Bonds--1.5%
             FINANCE--1.5%
  1,575,000  Korea Development Bank, Bond,
             6.625%, 11/21/2003                 1,439,519
  3,000,000  Quebec, Province of, Deb.,
             9.375%, 4/1/1999                   3,118,500
                                             ------------
             Total Foreign Bonds
             (identified cost $4,660,633)       4,558,019
                                             ------------
U.S. Government Agencies--15.0%
             FEDERAL HOME LOAN BANK--1.5%
  1,000,000  Discount Note, 3/20/1998             983,200
  3,600,000  5.87%, 10/22/1999                  3,594,924
                                             ------------
             Total                              4,578,124
                                             ------------
             FEDERAL HOME LOAN MORTGAGE
             CORPORATION--2.4%
    228,673  6.50%, 12/1/2008                     228,957
     58,015  6.50%, 2/1/2009                       58,087
    713,552  6.50%, 3/1/2009                      714,437
     56,813  6.50%, 4/1/2009                       56,884
    282,060  6.50%, 6/1/2009                      282,410
    312,690  6.50%, 7/1/2010                      313,127
  4,000,000  Discount Note, 12/16/1997          3,990,720
U.S. Government Agencies--continued
             FEDERAL HOME LOAN MORTGAGE CORPORATION--
             CONTINUED
$ 1,750,000  Discount Note, 12/19/1997       $  1,745,118
                                             ------------
             Total                              7,389,740
                                             ------------
             FEDERAL NATIONAL MORTGAGE
             ASSOCIATION--9.0%
    936,161  6.00%, 12/1/2010                     922,699
  1,588,122  6.00%, 4/1/2011                    1,565,285
  6,300,000  6.00%, 1/1/1999                    6,166,125
  6,000,000  6.57%, 8/22/2007                   6,148,140
    156,003  7.50%, 4/1/2007                      159,485
    816,396  7.50%, 9/1/2022                      838,978
    301,761  8.00%, 6/1/2022                      314,378
    285,711  8.00%, 1/1/2023                      296,871
     38,174  8.50%, 8/1/2016                       40,241
     51,027  8.50%, 6/1/2024                       53,555
    563,584  8.50%, 7/1/2024                      591,498
     29,182  8.50%, 10/1/2024                      30,627
    575,744  8.50%, 12/1/2024                     604,261
 10,000,000  Discount Note, 12/15/1997          9,978,300
     10,125  Series 1989-75, Class C,
             9/25/2018                             10,996
                                             ------------
             Total                             27,721,439
                                             ------------
             GOVERNMENT NATIONAL MORTGAGE
             ASSOCIATION--2.1%
  2,490,195  6.50%, 4/15/2024                   2,455,183
    715,579  7.00%, 5/15/2023                     719,822
  1,547,532  7.00%, 8/15/2023                   1,556,709
    387,876  7.00%, 8/15/2023                     390,176
    919,735  7.00%, 12/20/2025                    920,020
    387,580  7.50%, 3/15/2023                     396,541
                                             ------------
             Total                              6,438,451
                                             ------------
             Total U.S. Government Agencies
             (identified cost $45,869,645)     46,127,754
                                             ------------
U.S. Treasury Obligations--14.4%
             (D)U.S. TREASURY BILLS--0.4%
    200,000  12/18/1997                           199,608
  1,100,000  3/19/1998                          1,083,302
                                             ------------
             Total                              1,282,910
                                             ------------
             (D)U.S. TREASURY BONDS--4.0%
 10,829,000  7.25%, 8/15/2022                  12,348,417
                                             ------------
U.S. Treasury Obligations--continued
             (D)U.S. TREASURY NOTES--10.0%
$ 3,300,000  4.75%, 8/31/1998                $  3,276,801
  8,890,000  5.625%, 11/30/1998                 8,880,310
    175,000  5.75%, 8/15/2003                     173,906
  1,750,000  5.875%, 11/30/2001                 1,750,823
  2,350,000  5.875%, 8/15/1998                  2,352,204
    750,000  6.00%, 12/31/1997                    750,353
  7,450,000  6.50%, 10/15/2006                  7,746,808
  1,840,000  7.25%, 8/15/2004                   1,978,000
  1,000,000  7.75%, 11/30/1999                  1,036,250
  2,530,000  8.00%, 5/15/2001                   2,697,208
                                             ------------
             Total                             30,642,663
                                             ------------
             Total U.S. Treasury
             Obligations
             (identified cost $43,169,355)     44,273,990
                                             ------------
(a) Repurchase Agreement--4.5%
$13,734,495  Goldman Sachs Group, LP,
             5.50%, dated 11/28/1997, due
             12/1/1997 (at amortized cost)   $ 13,734,495
                                             ------------
             Total Investments
             (identified cost $271,432,287)  $314,967,715
                                             ------------

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  WACHOVIA FIXED INCOME FUND (CLASS A SHARES)
                                  (UNAUDITED)

   GROWTH OF $10,000 INVESTED IN WACHOVIA FIXED INCOME FUND (CLASS A SHARES)

     The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Fixed Income Fund (Class A Shares) (the "Fund") from May 7, 1993 (start of performance) to November 30, 1997 compared to the Lehman Aggregate Bond Index.+

             [GRAPHIC REPRESENTATION A16 OMITTED. SEE APPENDIX.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The Lehman Aggregate Bond Index has been adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The Lehman Aggregate Bond Index is an unmanaged index measuring both the capital price changes and income provided by the underlying universe of securities, comprised of U.S. Treasury obligations, U.S. agency obligations, foreign obligations, U.S. investment-grade corporate debt and mortgage-backed obligations. The Lehman Aggregate Bond Index is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  WACHOVIA FIXED INCOME FUND (CLASS B SHARES)
                                  (UNAUDITED)

   GROWTH OF $10,000 INVESTED IN WACHOVIA FIXED INCOME FUND (CLASS B SHARES)

     The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Fixed Income Fund (Class B Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 1997 compared to the Lehman Aggregate Bond Index.+

              [GRAPHIC REPRESENTATION A17 OMITTED. SEE APPENDIX.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 4.00% contingent deferred sales charge on any redemption less than two years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The Lehman Aggregate Bond Index has been adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The Lehman Aggregate Bond Index is an unmanaged index measuring both the capital price changes and income provided by the underlying universe of securities, comprised of U.S. Treasury obligations, U.S. agency obligations, foreign obligations, U.S. investment-grade corporate debt and mortgage-backed obligations. The Lehman Aggregate Bond Index is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  WACHOVIA FIXED INCOME FUND (CLASS Y SHARES)
                                  (UNAUDITED)

   GROWTH OF $10,000 INVESTED IN WACHOVIA FIXED INCOME FUND (CLASS Y SHARES)

     The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Fixed Income Fund (Class Y Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 1997 compared to the Lehman Aggregate Bond Index.+


            [GRAPHIC REPRESENTATION A18 OMITTED. SEE APPENDIX.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * The Fund's performance assumes the reinvestment of all dividends and distributions. The Lehman Aggregate Bond Index has been adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The Lehman Aggregate Bond Index is an unmanaged index measuring both the capital price changes and income provided by the underlying universe of securities, comprised of U.S. Treasury obligations, U.S. agency obligations, foreign obligations, U.S. investment-grade corporate debt and mortgage-backed obligations. The Lehman Aggregate Bond Index is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           WACHOVIA FIXED INCOME FUND
                            PORTFOLIO OF INVESTMENTS

                               NOVEMBER 30, 1997


 Principal
  Amount                                         Value
---------------------------------------------------------
Asset-Backed Securities--4.8%
             FINANCE--4.8%
$ 3,575,000  American Express Credit
             Account Master Trust 1997-1,
             Class A, 6.40%, 4/15/2005       $  3,588,406
  3,975,000  Chase Credit Card Master
             Trust, Class A, 6.30%,
             4/15/2003                          3,978,697
  1,885,000  First USA Credit Card Master
             Trust 1997-6, Class A, 6.42%,
             3/15/2005                          1,893,237
                                             ------------
             Total Asset-Backed Securities
             (identified cost $9,428,726)       9,460,340
                                             ------------
Corporate Bonds--34.8%
             CHEMICAL & ALLIED PRODUCTS--0.5%
  1,000,000  Du Pont (E.I.) de Nemours &
             Co., Unsecd. Note, Series G,
             6.47%, 9/26/2002                   1,010,760
                                             ------------
             FINANCE--27.7%
  3,000,000  Associates Corp. of North
             America, Medium Term Note,
             6.00%, 3/15/1999                   2,993,520
  3,165,000  BHP Finance (USA), Inc.,
             Company Guarantee, 6.42%,
             3/1/2026                           3,127,558
  3,000,000  Bankers Trust New York Corp.,
             Sr. Note, 6.75%, 10/3/2001         3,027,420
  1,880,000  Bankers Trust New York Corp.,
             Sub. Note, 7.375%, 5/1/2008        1,952,888
  1,275,000  Bear Stearns Cos., Inc., Sr.
             Note, 6.50%, 8/1/2002              1,273,508
    850,000  Beneficial Corp., Unsecd.
             Note, Series C, 10.00%,
             1/12/2001                            940,618
  2,000,000  Caterpillar Financial Services
             Corp., Note, 6.50%, 2/1/2002       2,008,160
    755,000  First Union Corp., Sub. Note,
             6.824%, 8/1/2026                     778,020
  2,700,000  Ford Motor Credit Corp., Note,
             7.25%, 5/15/1999                   2,737,152
  2,000,000  Hanson Overseas B.V., Sr.
             Note, 6.75%, 9/15/2005             2,030,280
  1,500,000  Household Finance Corp., Sr.
             Note, 6.23%, 2/16/1999             1,506,585
  3,750,000  Huntington National Bank,
             Columbus, OH, Note, 6.05%,
             8/25/1999                          3,736,388
Corporate Bonds--continued
             FINANCE--CONTINUED
$ 2,095,000  Ikon Capital Resources, Note,
             6.94%, 5/21/2001                $  2,136,533
  1,915,000  International Lease Finance
             Corp., Note, 6.97%, 1/10/2001      1,953,055
  2,365,000  Korea Development Bank , Sr.
             Unsub., 6.50%, 11/15/2002          2,161,279
  2,665,000  Lehman Brothers Holdings,
             Inc., Note, 6.90%, 3/30/2001       2,690,280
  1,330,000  Lehman Brothers Holdings,
             Inc., Sr. Note, 5/16/1998          1,295,566
  2,835,000  Mellon Capital I, Company
             Guarantee, Series A, 7.72%,
             12/1/2026                          2,928,697
  1,375,000  Mercantile Bancorporation,
             Inc., 6.80%, 6/15/2001             1,387,210
    500,000  Merrill Lynch & Co., Inc.,
             Medium Term Note, 6.00%,
             5/20/2008                            499,295
  2,780,000  Merrill Lynch & Co., Inc., Sr.
             Note, Series B, 6.33%,
             8/25/2000                          2,784,320
  2,000,000  Merrill Lynch & Co., Inc., Sr.
             Note, Series B, 6.80%,
             4/26/2001                          2,031,620
  1,100,000  Metropolitan Life Ltd., 7.00%,
             11/1/2005                          1,119,459
  2,135,000  Midland Bank PLC, Sub. Note,
             8.625%, 12/15/2004                 2,369,594
  2,090,000  Morgan Stanley Group, Inc.,
             Note, 6.875%, 3/1/2007             2,123,377
  2,615,000  World Bank, Note, 5.00%,
             11/28/2000                         2,547,795
                                             ------------
             Total                             54,140,177
                                             ------------
             FOOD PRODUCTS--2.2%
  4,250,000  Heinz (H.J.) Co., Sr. Unsub.,
             7.50%, 4/26/2000                   4,361,562
                                             ------------
             MACHINERY & EQUIPMENT--3.4%
  4,000,000  Baker Hughes, Inc., Note,
             7.625%, 2/15/1999                  4,064,720
  2,670,000  Ingersoll-Rand Co., Note,
             6.13%, 11/18/2027                  2,664,983
                                             ------------
             Total                              6,729,703
                                             ------------
Corporate Bonds--continued
             PRODUCER MANUFACTURING--0.2%
$   240,000  Armstrong World Industries,
             Inc., Deb., 9.75%, 4/15/2008    $    294,919
                                             ------------
             RETAIL TRADE--0.8%
  1,405,000  Penney (J.C.) Co., Inc., Note,
             7.60%, 4/1/2007                    1,492,574
                                             ------------
             Total Corporate Bonds
             (identified cost $67,518,431)     68,029,695
                                             ------------
Foreign Bonds--1.6%
             FINANCE--1.6%
  1,000,000  Israel AID, 5.625%, 9/15/2003        980,610
  2,075,000  Quebec, Province of, Deb.,
             7.00%, 1/30/2007                   2,128,618
                                             ------------
             Total Foreign Bonds
               (identified cost $3,003,203)     3,109,228
                                             ------------
U.S. Government Agencies--19.3%
             FEDERAL HOME LOAN MORTGAGE
             CORPORATION--3.3%
      3,326  12.50%, 2/1/2010                       3,835
      7,040  12.50%, 7/1/2011                       8,163
      4,442  12.50%, 3/1/2014                       5,197
      2,882  11.00%, 10/1/2010                      3,194
     15,865  11.00%, 10/1/2015                     17,722
     26,628  9.50%, 7/1/2016                       28,633
        764  9.50%, 2/1/2019                          821
      2,201  9.50%, 2/1/2019                        2,365
      8,565  9.00%, 5/15/2016                       9,282
         92  9.00%, 9/1/2017                           99
      1,169  9.00%, 1/1/2019                        1,251
      1,553  9.00%, 1/1/2019                        1,661
      5,741  8.50%, 7/1/2017                        6,066
      1,096  8.50%, 8/1/2017                        1,158
     21,764  8.00%, 1/1/2008                       22,596
     18,183  8.00%, 12/1/2008                      18,726
        953  8.00%, 1/1/2009                          981
      8,755  8.00%, 2/1/2009                        9,017
     47,189  8.00%, 4/1/2009                       48,743
      1,793  8.00%, 7/1/2017                        1,878
      3,250  8.00%, 1/1/2019                        3,403
    133,329  7.50%, 2/1/2023                      136,662
  2,307,479  7.50%, 9/1/2007                    2,367,174
    101,434  7.50%, 2/1/2023                      103,970
    165,084  7.50%, 2/1/2023                      169,211
    154,718  7.50%, 2/1/2023                      158,586
    192,949  7.50%, 2/1/2023                      197,773
    628,226  7.00%, 6/1/2008                      639,220
    692,679  6.50%, 4/1/2009                      693,538
U.S. Government Agencies--continued
             FEDERAL HOME LOAN MORTGAGE CORPORATION--
             CONTINUED
$ 1,835,733  6.50%, 11/1/2011                $  1,832,851
                                             ------------
             Total                              6,493,776
                                             ------------
             FEDERAL NATIONAL MORTGAGE
             ASSOCIATION--9.7%
        198  12.50%, 9/1/2013                         229
        198  9.50%, 7/1/2016                          214
      1,567  9.50%, 7/1/2016                        1,686
        718  9.50%, 7/1/2016                          774
        320  9.00%, 1/1/2017                          346
      2,599  9.00%, 8/1/2018                        2,801
        443  8.50%, 2/1/2017                          468
        863  8.50%, 2/1/2019                          910
      3,696  8.00%, 11/1/2008                       3,856
      7,774  8.00%, 1/1/2009                        8,112
     28,719  8.00%, 9/1/2009                       29,967
  5,205,246  8.00%, 6/1/2027                    5,382,536
    798,493  7.50%, 4/1/2007                      816,316
    369,112  7.50%, 1/1/2023                      379,322
    193,449  7.50%, 1/1/2023                      198,044
    183,021  7.50%, 1/1/2023                      188,083
  1,796,031  7.50%, 5/1/2026                    1,832,365
  3,754,426  6.50%, 9/1/2012                    3,741,511
  3,378,528  6.50%, 9/1/2099                    3,366,906
  1,780,093  6.00%, 4/1/2011                    1,754,495
  1,372,595  6.00%, 1/1/2009                    1,356,659
                                             ------------
             Total                             19,065,600
                                             ------------
             GOVERNMENT NATIONAL MORTGAGE
             ASSOCIATION--6.3%
      4,318  12.25%, 5/15/2014                      4,882
      8,444  12.25%, 8/15/2013                      9,517
        112  11.00%, 11/15/2015                       128
      1,050  11.00%, 11/15/2015                     1,200
      6,019  11.00%, 9/15/2015                      6,878
      7,035  11.00%, 9/15/2015                      8,003
        946  10.50%, 11/15/2000                       980
      1,544  10.50%, 11/15/2000                     1,599
      2,634  10.50%, 10/15/2000                     2,729
      2,009  10.50%, 8/15/2017                      2,246
     26,470  10.50%, 8/15/2017                     29,797
      5,959  10.50%, 7/15/2017                      6,708
     28,970  9.50%, 11/15/2020                     31,448
     10,186  9.50%, 11/15/2020                     11,057
     20,634  9.50%, 10/15/2020                     22,400
      9,818  9.50%, 10/15/2020                     10,658
     55,895  9.50%, 10/15/2020                     60,676
U.S. Government Agencies--continued
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--
             CONTINUED
$    35,619  9.50%, 9/15/2020                $     38,666
     26,993  9.50%, 6/15/2020                      29,302
     28,326  9.50%, 4/15/2020                      30,749
     20,537  9.50%, 4/15/2020                      22,294
     27,845  9.50%, 4/15/2020                      30,227
        411  9.50%, 2/15/2019                         446
      3,123  9.50%, 7/15/2018                       3,392
     14,790  9.50%, 10/15/2017                     16,066
     18,223  9.50%, 9/15/2017                      19,796
    173,490  9.50%, 12/15/2016                    188,505
     13,516  9.50%, 7/15/2016                      14,686
      2,884  9.50%, 7/15/2016                       3,133
     47,017  9.50%, 6/15/2016                      51,086
      2,514  9.50%, 5/15/2016                       2,731
      1,410  9.50%, 5/15/2016                       1,532
     11,283  9.50%, 5/15/2016                      12,259
      1,524  9.50%, 6/15/2001                       1,576
     65,612  9.00%, 1/15/2021                      70,676
     48,126  9.00%, 1/15/2021                      51,841
     41,837  9.00%, 1/15/2021                      45,066
     98,125  9.00%, 1/15/2021                     105,698
     27,700  9.00%, 1/15/2021                      29,838
     32,112  9.00%, 11/15/2020                     34,645
     42,215  9.00%, 1/15/2020                      45,546
    123,038  9.00%, 12/15/2019                    132,956
     45,333  9.00%, 12/15/2019                     48,988
     43,960  9.00%, 11/15/2019                     47,504
     43,404  9.00%, 10/15/2019                     46,902
     23,022  9.00%, 6/15/2018                      24,902
     31,932  9.00%, 5/15/2018                      34,539
      8,014  9.00%, 4/15/2018                       8,668
        816  9.00%, 7/15/2017                         883
     16,124  9.00%, 6/15/2017                      17,457
     26,543  9.00%, 5/15/2017                      28,737
     70,007  9.00%, 1/15/2017                      75,795
      6,425  9.00%, 1/15/2017                       6,956
     32,681  9.00%, 1/15/2017                      35,384
     47,601  9.00%, 1/15/2017                      51,538
     33,071  9.00%, 1/15/2017                      35,806
      3,592  9.00%, 12/15/2016                      3,893
     45,668  9.00%, 11/15/2016                     49,492
     48,102  9.00%, 10/15/2016                     52,130
        281  9.00%, 10/15/2016                        305
     38,223  9.00%, 10/15/2016                     41,424
     13,329  9.00%, 10/15/2016                     14,446
      1,708  9.00%, 9/15/2016                       1,851
     31,714  9.00%, 9/15/2016                      34,370
U.S. Government Agencies--continued
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--
             CONTINUED
$    14,436  9.00%, 9/15/2016                $     15,644
     28,159  9.00%, 9/15/2016                      30,517
     37,502  9.00%, 9/15/2016                      40,642
      1,815  9.00%, 8/15/2016                       1,967
        135  9.00%, 8/15/2016                         146
     16,871  9.00%, 7/15/2016                      18,283
     19,053  9.00%, 6/15/2016                      20,542
     22,892  9.00%, 6/15/2016                      24,809
      1,853  9.00%, 6/15/2016                       2,008
     33,016  9.00%, 5/15/2016                      35,781
     22,570  9.00%, 5/15/2016                      24,460
     44,300  8.50%, 6/15/2022                      46,597
    111,024  8.50%, 5/15/2022                     116,783
    118,489  8.50%, 5/15/2022                     124,635
     15,851  8.50%, 4/15/2022                      16,673
     72,336  8.50%, 12/15/2021                     76,472
     75,057  8.50%, 11/15/2021                     79,349
     30,124  8.50%, 11/15/2021                     31,846
     39,822  8.50%, 11/15/2021                     42,099
     14,662  8.50%, 9/15/2021                      15,500
     52,537  8.50%, 5/15/2021                      55,541
      3,563  8.50%, 9/15/2017                       3,781
      6,031  8.50%, 6/15/2017                       6,402
     25,766  8.50%, 7/15/2016                      27,376
     96,768  8.50%, 6/15/2016                     102,815
     34,638  8.50%, 6/15/2016                      36,803
     10,037  8.50%, 6/15/2016                      10,664
     18,397  8.50%, 5/15/2016                      19,547
    119,912  8.00%, 9/15/2022                     124,709
    196,247  8.00%, 9/15/2022                     204,097
  1,041,826  8.00%, 9/15/2022                   1,083,499
    321,159  8.00%, 5/15/2022                     334,005
    104,304  8.00%, 4/15/2022                     108,476
     10,115  8.00%, 6/15/2017                      10,594
     17,373  8.00%, 2/15/2017                      18,197
  1,190,643  7.50%, 1/15/2024                   1,217,432
     82,843  7.50%, 3/15/2023                      84,758
    140,777  7.50%, 2/15/2023                     144,032
    140,095  7.50%, 2/15/2023                     143,334
    191,223  7.50%, 12/15/2022                    195,824
    117,504  7.50%, 12/15/2022                    120,331
    185,371  7.50%, 12/15/2022                    189,831
    154,179  7.50%, 12/15/2022                    157,889
    158,953  7.50%, 11/15/2022                    162,777
    162,279  7.50%, 10/15/2022                    166,184
    182,422  7.50%, 8/15/2022                     186,811
    152,745  7.50%, 2/15/2022                     156,420
U.S. Government Agencies--continued
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--
             CONTINUED
$   141,159  7.50%, 2/15/2022                $    144,555
    756,826  7.00%, 6/15/2023                     761,314
    877,921  6.50%, 5/15/2011                     880,660
  1,411,053  6.50%, 5/15/2009                   1,418,320
  1,358,948  6.00%, 5/15/2009                   1,342,803
        237  5.50%, 8/15/1998                         236
        583  5.50%, 8/15/1998                         581
                                             ------------
             Total                             12,240,939
                                             ------------
             Total U.S. Government Agencies
             (identified cost $37,534,383)     37,800,315
                                             ------------
U.S. Treasury Obligations--32.9%
             U.S. TREASURY BONDS--12.1%
 21,730,000  6.75%, 8/15/2026                  23,617,685
                                             ------------
             U.S. TREASURY NOTES--20.8%
  1,500,000  5.75%, 11/15/2000                  1,497,885
  4,195,000  5.75%, 10/31/2002                  4,177,297
  1,630,000  5.75%, 8/15/2003                   1,619,813
  2,000,000  5.875%, 2/15/2004                  2,002,820
  1,000,000  5.875%, 11/15/2005                   997,810
  3,715,000  6.25%, 10/31/2001                  3,763,741
  2,000,000  6.625%, 6/30/2001                  2,048,740
  1,000,000  6.50%, 5/15/2005                   1,035,780



 Principal
  Amount
 or Shares                                         Value
---------------------------------------------------------

U.S. Treasury Obligations--continued
             U.S. TREASURY NOTES--CONTINUED
$ 2,000,000  6.50%, 8/15/2005                $  2,072,180
 15,795,000  7.00%, 7/15/2006                  16,940,138
  4,200,000  7.50%, 2/15/2005                   4,589,172
                                             ------------
             Total                             40,745,376
                                             ------------
             Total U.S. Treasury
             Obligations
             (identified cost $63,289,980)     64,363,061
                                             ------------
Open Ended Investment Companies--3.4%
     43,500  Blackrock 1999 Term Trust            405,094
    227,200  Blackrock 2001 Term Trust,
             Inc.                               1,931,200
    227,700  Blackrock Strategic Term
             Trust, Inc.                        1,921,219
    265,700  Blackrock Target Term Trust        2,457,725
                                             ------------
             Total Open Ended
             Investment Companies
             (identified cost $6,586,012)       6,715,238
                                             ------------
(a) Repurchase Agreement--2.2%
  4,264,553  Goldman Sachs Group, LP,
             5.50%, dated 11/28/1997, due
             12/1/1997 (at amortized cost)      4,264,553
                                             ------------
             Total Investments
             (identified cost $191,625,288)  $193,742,430
                                             ------------

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             WACHOVIA SHORT-TERM FIXED INCOME FUND (CLASS A SHARES)
                                  (UNAUDITED)

  GROWTH OF $10,000 INVESTED IN WACHOVIA SHORT-TERM FIXED INCOME FUND (CLASS A
                                    SHARES)

     The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Short-Term Fixed Income Fund (Class A Shares) (the "Fund") from May 7, 1993 (start of performance) to November 30, 1997 compared to the Merrill Lynch 1-3 Year U.S. Treasury Index.+


          [GRAPHIC REPRESENTATION A19 OMITTED. SEE APPENDIX.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550) that was in effect prior to February 1, 1995. As of February 1, 1995, the Fund's maximum sales charge is 2.50%. The Fund's performance assumes the reinvestment of all dividends and distributions. The Merrill Lynch 1-3 Year U.S. Treasury Index has been adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged index tracking short-term U.S. government securities with maturities between 1 and 2.99 years. The index is produced by Merrill Lynch, Pierce, Fenner & Smith, Inc. The Merrill Lynch 1-3 Year U.S. Treasury Index is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             WACHOVIA SHORT-TERM FIXED INCOME FUND (CLASS Y SHARES)
                                  (UNAUDITED)

  GROWTH OF $10,000 INVESTED IN WACHOVIA SHORT-TERM FIXED INCOME FUND (CLASS Y
                                    SHARES)

     The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Short-Term Fixed Income Fund (Class Y Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 1997 compared to the Merrill Lynch 1-3 Year U.S. Treasury Index.+


              [GRAPHIC REPRESENTATION A20 OMITTED. SEE APPENDIX.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * The Fund's performance assumes the reinvestment of all dividends and distributions. The Merrill Lynch 1-3 Year U.S. Treasury Index has been adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged index tracking short-term U.S. government securities with maturities between 1 and 2.99 years. The index is produced by Merrill Lynch, Pierce, Fenner & Smith, Inc. The Merrill Lynch 1-3 Year U.S. Treasury Index is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investment cannot be made in an index.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                     WACHOVIA SHORT-TERM FIXED INCOME FUND
                            PORTFOLIO OF INVESTMENTS

                               NOVEMBER 30, 1997



 Principal
  Amount                                         Value
---------------------------------------------------------
Corporate Bonds--62.2%
            CONSUMER NON-DURABLES--2.5%
$2,500,000  Walt Disney Co., 6.25%,
            6/21/1999                         $ 2,500,000
                                              -----------
            FINANCE--31.8%
 3,000,000  Associates Corp. of North
            America, 6.00%, 3/15/1999           2,993,520
 2,500,000  Banc One Corp., 6.25%, 9/1/2000     2,508,574
 4,000,000  Branch Banking & Trust Co,
            Wilson, 6.20%, 9/15/1999            3,996,080
 1,000,000  First National Bank of Chicago,
            7.00%, 5/8/2000                     1,015,625
 2,500,000  General Motors Acceptance Corp.,
            5.63%, 2/25/2000                    2,466,500
 3,500,000  Household Finance Corp., 6.81%,
            5/25/2000                           3,535,602
 2,750,000  Lehman Brothers Holdings, Inc.,
            6.70%, 1/24/2000                    2,761,751
 4,000,000  Morgan Stanley Group, Inc.,
            5.625%, 3/1/1999                    3,970,160
 2,000,000  Norwest Corp., 6.25%, 4/15/1999     2,006,720
 2,000,000  Norwest Corp., 6.75%, 5/12/2000     2,021,940
 4,000,000  Sears Roebuck Acceptance Corp.,
            6.19%, 2/15/2000                    3,995,132
                                              -----------
            Total                              31,271,604
                                              -----------
            FINANCIAL SERVICES--5.1%
 5,000,000  Merrill Lynch & Co., Inc.,
            6.61%,
            6/15/2000                           5,040,320
                                              -----------
            FOOD PRODUCTS--3.1%
 3,000,000  Heinz (H.J.) Co., 7.50%,
            4/26/2000                           3,078,750
                                              -----------
            HEALTH SERVICES--2.6%
 2,500,000  McKesson Corp., 6.60%, 3/1/2000     2,519,875
                                              -----------
            HEALTH TECHNOLOGY--2.6%
 2,500,000  American Home Products Corp.,
            7.70%, 2/15/2000                    2,568,250
                                              -----------
            INDUSTRIAL SERVICES--2.0%
 2,000,000  WMX Technologies, Inc., 6.00%,
            11/2/1998                           1,992,100
                                              -----------
            TECHNOLOGY SERVICES--5.1%
 5,000,000  International Business Machines
            Corp., 6.12%, 12/15/1998            5,006,050
                                              -----------



 Principal
  Amount
or Shares                                         Value
---------------------------------------------------------
Corporate Bonds--continued
            TELECOMMUNICATIONS--5.3%
$5,000,000  AT&T Corp., 8.25%, 1/11/2000      $ 5,197,650
                                              -----------
            UTILITIES--ELECTRIC--2.1%
 2,000,000  Kansas City Power and Light Co.,
            6.37%, 10/15/1999                   2,005,160
                                              -----------
            Total Corporate Bonds
            (identified cost $61,048,990)      61,179,759
                                              -----------
U.S. Government Agencies--4.1%
            FEDERAL NATIONAL MORTGAGE
            ASSOCIATION--4.1%
 1,500,000  5.91%, 2/25/2000                    1,499,535
 2,500,000  6.20%, 6/26/2000                    2,512,900
                                              -----------
            Total U.S. Government Agencies
            (identified cost $4,016,435)        4,012,435
                                              -----------
U.S. Treasury Obligations--27.9%
            U.S. TREASURY NOTES--27.9%
   500,000  5.50%, 11/15/1998                     498,830
 9,750,000  5.625%, 11/30/1998                  9,739,373
17,000,000  6.375%, 4/30/1999                  17,140,760
                                              -----------
            Total U.S. Treasury Obligations
            (identified cost $27,337,543)      27,378,963
                                              -----------
Open Ended Investment Companies--3.5%
   285,301  Black Rock 1999 Term Trust, Inc.    2,656,866
    75,978  Blackrock 1998 Term Trust, Inc.       736,037
                                              -----------
            Total Open Ended
            Investment Companies
            (identified cost $3,385,200)        3,392,903
                                              -----------
(a) Repurchase Agreement--0.5%
   532,377  Goldman Sachs Group, LP, 5.500%,
            dated 11/28/1997, due
            12/1/1997 (at amortized cost)         532,377
                                              -----------
            Total Investments
            (identified cost $96,320,545)     $96,496,437
                                              -----------

(See Notes to Portfolios of Investments)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             WACHOVIA GEORGIA MUNICIPAL BOND FUND (CLASS A SHARES)
                                  (UNAUDITED)

  GROWTH OF $10,000 INVESTED IN WACHOVIA GEORGIA MUNICIPAL BOND FUND (CLASS A
                                    SHARES)

     The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Georgia Municipal Bond Fund (Class A Shares) (the "Fund") from December 23, 1994 (start of performance) to November 30, 1997 compared to the Lehman State General Obligation Bond Index.+

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.


              [GRAPHIC REPRESENTATION A21 OMITTED. SEE APPENDIX.]

 * Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The Lehman State General Obligation Bond Index has been adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The Lehman State General Obligation Bond Index is an unmanaged index comprised of all state general obligation debt issues and is compiled without regard to maturities. These bonds are rated A or better and represent a variety of coupon ranges. Index figures are total returns calculated for one-, three-, and twelve-month periods as well as year-to-date. Total returns are also calculated as of the index inception, December 31, 1979. The Lehman State General Obligation Bond Index is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             WACHOVIA GEORGIA MUNICIPAL BOND FUND (CLASS Y SHARES)
                                  (UNAUDITED)

  GROWTH OF $10,000 INVESTED IN WACHOVIA GEORGIA MUNICIPAL BOND FUND (CLASS Y
                                    SHARES)

     The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Georgia Municipal Bond Fund (Class Y Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 1997 compared to the Lehman State General Obligation Bond Index.+

             [GRAPHIC REPRESENTATION A22 OMITTED. SEE APPENDIX.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * The Fund's performance assumes the reinvestment of all dividends and distributions. The Lehman State General Obligation Bond Index has been adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The Lehman State General Obligation Bond Index is an unmanaged index comprised of all state general obligation debt issues and is compiled without regard to maturities. These bonds are rated A or better and represent a variety of coupon ranges. Index figures are total returns calculated for one-, three-, and twelve-month periods as well as year-to-date. Total returns are also calculated as of the index inception, December 31, 1979. The Lehman State General Obligation Bond Index is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      WACHOVIA GEORGIA MUNICIPAL BOND FUND
                            PORTFOLIO OF INVESTMENTS

                               NOVEMBER 30, 1997


Principal                                   Credit
 Amount                                     Rating*       Value
-----------------------------------------------------------------
Long-Term Municipals--89.0%
            GEORGIA--89.0%
$  600,000  Americus-Sumter County, GA
            Hospital Authority, Revenue
            Bonds, 5.125% (AMBAC INS),
            12/1/2018                         Aaa     $   588,276
   100,000  Atlanta, GA Downtown
            Development Authority,
            Refunding Revenue Bonds,
            6.25% (Original Issue Yield:
            6.435%), 10/1/2016                AA          107,510
   200,000  Atlanta, GA, GO UT (Series
            A), 6.125% (Original Issue
            Yield: 6.18%), 12/1/2023          AA          216,488
   510,000  Atlanta, GA, Urban
            Residential Finance
            Authority, Dorm Facility
            Revenue Refunding Bonds,
            5.70% (Morehouse
            College)/(MBIA INS),
            12/1/2010                         AAA         541,972
    80,000  Brunswick, GA, Water & Sewer
            Refunding Revenue Bonds,
            6.10% (MBIA INS)/(Original
            Issue Yield: 6.27%),
            10/1/2019                         AAA          90,446
   500,000  Burke County, GA Development
            Authority, PCR (Series 6),
            4.375% (Georgia Power Company
            Plant Vogtle)/(AMBAC INS),
            11/1/2000                         AAA         503,465
    90,000  Burke County, GA Development
            Authority, PCR Bonds, 7.50%
            (Oglethorpe Power Corp.)/
            (MBIA INS), 1/1/2003              AAA          97,053
    50,000  Chatham County, GA School District, GO UT, 6.75% (MBIA
            INS), 8/1/2018                    AAA          56,662
   100,000  Cobb County, GA Solid Waste
            Management Authority, Revenue
            Bonds, 6.35%, 1/1/2009            AAA         112,710
   200,000  De Kalb County, GA School
            District, GO UT Bonds (Series
            A), 6.25%, 7/1/2011               AA          226,980
 1,000,000  De Kalb County, GA Water &
            Sewer, Refunding Revenue
            Bonds, 5.125% (Original Issue
            Yield: 5.25%), 10/1/2011          AA        1,006,090
Long-Term Municipals--continued
            GEORGIA--CONTINUED
$  500,000  De Kalb County, GA Water &
            Sewer, Refunding Revenue
            Bonds, 5.25% (Original Issue
            Yield: 5.42%), 10/1/2023          AA      $   499,965
   150,000  De Kalb County, GA, GO UT
            Bonds, 5.50% (Original Issue
            Yield: 5.60%), 1/1/2016           AA+         152,665
   100,000  Decatur, GA Housing
            Authority, Mortgage Refunding
            Revenue Bonds, 6.45% (FHA and
            MBIA INSs)/(Original Issue
            Yield: 6.524%), 7/1/2025          AAA         104,569
   500,000  Downtown Savannah, GA,
            Refunding Revenue Bonds
            (Series A), 4.95% (Original
            Issue Yield: 5.05%), 1/1/2006     AA          512,780
   120,000  Fayette County, GA School
            District, GO UT Bonds, 6.125%
            (Original Issue Yield:
            6.30%),
            3/1/2015                          A+          129,064
   160,000  Fayette County, GA, Water
            Revenue Bonds (Series B),
            6.20% (FGIC INS)/(Original
            Issue Yield: 6.30%),
            10/1/2022                         AAA         173,046
    60,000  Forsyth County, GA School
            District, GO UT Bonds, 6.70%,
            7/1/2012                          AA-          70,610
    25,000  Fulton County, GA School District, GO UT Bonds, 5.60% (Original
            Issue Yield:
            5.65%),
            1/1/2011                          AA           26,122
   300,000  Fulton County, GA Water &
            Sewage System, Revenue
            Refunding Bonds, 5.625% (FGIC
            INS)/(Original Issue Yield:
            5.75%), 1/1/2001                  AAA         313,413
   475,000  Fulton County, GA, Water and Sewer Refunding Revenue Bonds, 6.25%
            (FGIC INS)/ (Original Issue Yield:
            6.425%), 1/1/2007                 AAA         533,050
   500,000  Fulton De Kalb, GA Hospital
            Authority, Revenue Bonds,
            5.50% (MBIA INS)/(Original
            Issue Yield: 5.85%), 1/1/2012     AAA         515,605
Long-Term Municipals--continued
            GEORGIA--CONTINUED
$  400,000  Gainsville & Hall County, GA
            Hospital Authority, Revenue
            Anticipation Certificates,
            5.75% (Northeast GA
            Healthcare Project)/(MBIA
            INS)/(Original Issue Yield:
            5.98%), 10/1/2017                 AAA     $   415,812
   300,000  Georgia Medical Center
            Hospital Authority, Refunding
            Revenue Anticipation
            Certificates (Series C),
            5.90% (Columbus Regional
            Healthcare System)/(MBIA
            INS)/ (Original Issue Yield:
            5.95%),
            8/1/2001                          AAA         317,703
   285,000  Georgia Municipal Electric Authority, Electric Power Revenue
            Refunding Bonds (Series B), 6.125% (FGIC INS)/ (Original Issue
            Yield:
            6.30%),
            1/1/2014                          AAA         302,448
   500,000  Georgia State HFA, Refunding Revenue SFM Bonds (Subser A-2), 6.55%
            (FHA/VA
            mtgs GTD), 12/1/2027              AA+         533,900
   200,000  Georgia State, GO UT Bonds
            (Series B), 7.20%, 3/1/2006       AAA         237,066
   500,000  Georgia State, GO UT Bonds
            (Series D), 6.80%, 8/1/2000       AAA         535,145
   200,000  Georgia State, GO UT Bonds
            (Series F), 6.50%, 12/1/2007*     AAA         231,248
   430,000  Georgia State, GO UT, 6.25%,
            4/1/2007                          AAA         485,444
   500,000  Griffin, GA, Combined Public
            Utility Revenue Bonds, 5.40%
            (FSA INS), 1/1/2016               AAA         510,190
   655,000  Gwinnett County, GA School
            District, Series A, 5.125%
            (Original Issue Yield:
            5.35%),
            2/1/2011                          AA+         662,624
   100,000  Gwinnett County, GA, Water &
            Sewage Utility Certificates
            of Participation, 8.40%,
            8/1/2001*                         AAA         114,156
    30,000  Hapeville, GA, Water & Sewer
            Revenue Bonds, 6.20% (MBIA
            INS), 7/1/2006                    AAA          33,291
Long-Term Municipals--continued
            GEORGIA--CONTINUED
$   25,000  Henry County, GA & Henry
            County Water & Sewer
            Authority, GO LT Revenue
            Refunding Bonds (Series A),
            5.25% (AMBAC INS)/(Original
            Issue Yield: 5.40%), 2/1/2018     AAA     $    24,783
 1,000,000  Henry County, GA & Henry
            County Water & Sewer
            Authority, Revenue Bond,
            5.00% (AMBAC INS)/(Original
            Issue Yield: 5.32%), 2/1/2026     AAA         963,360
   500,000  Houston County, GA School
            District, GO UT Bond, 5.50%
            (MBIA INS), 3/1/2016              AAA         506,550
   400,000  Marietta, GA Development Authority, Revenue Bonds (Series B), 5.75%
            (Life College, Inc.)/(CGIC LOC)/(Original Issue Yield:
            5.91%), 9/1/2014                  AAA         418,192
   500,000  Meriwether County, GA School
            District, GO UT Bonds, 7.00%
            (FSA INS), 2/1/2007               AAA         589,365
   400,000  Newton County School District, GA, GO UT Bonds, 5.625% (FGIC
            INS)/(Original
            Issue Yield: 5.70%), 2/1/2013     AAA         419,068
   100,000  Peach County, GA School
            District, GO UT Bonds, 6.30%
            (MBIA INS)/(Original Issue
            Yield: 6.35%), 2/1/2014           AAA         109,852
   250,000  Private Colleges &
            Universities Facilities of
            GA, Refunding Revenue Bonds,
            5.625% (Agnes Scott College
            Project)/(Original Issue
            Yield: 5.70%), 6/1/2023           AA-         255,133
   685,000  Richmond County, GA Water &
            Sewage, Refunding Revenue
            Bonds, 5.25% (FGIC INS)/
            (Original Issue Yield:
            5.491%), 10/1/2021                AAA         677,691
   200,000  Rockdale County, GA School
            District, GO UT Bonds, 6.30%,
            1/1/2007                          A1          221,464
 1,000,000  Savannah, GA EDA, Revenue
            Bonds Weekly VRDNs (Georgia
            Kaolin Terminals, Inc.)/
            (Colonial Group, Inc. LOC)        NR        1,000,000
Long-Term Municipals--continued
            GEORGIA--CONTINUED
$  150,000  Savannah, GA Resources
            Recovery Development
            Authority, Refunding Revenue
            Bonds, 5.95% (Savannah Energy
            Systems Co.), 12/1/2002           A+      $   159,293
   335,000  Savannah, GA Resources
            Recovery Development
            Authority, Revenue Bonds,
            6.30% (Savannah Energy
            Systems Co.), 12/1/2006           A+          359,566
   110,000  Savannah, GA Water & Sewage,
            Revenue Bonds, 5.10%
            (Original Issue Yield:
            5.55%), 12/1/2010                 AA-         110,740
                                                      -----------
            Total Long-Term Municipals
            (identified cost $16,015,142)              16,772,625
                                                      -----------
Open-Ended Investment Companies--9.8%
   816,832  AIM Global Management S+T
            Investments                               $   816,832
   357,521  Dreyfus Tax Exempt                            357,521
   663,180  Fidelity Tax Exempt Money
            Market                                        663,180
                                                      -----------
            Total Open-Ended
            Investment companies
            (at net asset value)                        1,837,533
                                                      -----------
            Total Investments
            (identified cost $17,852,675)             $18,610,158
                                                      -----------

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          WACHOVIA NORTH CAROLINA MUNICIPAL BOND FUND (CLASS A SHARES)
                                  (UNAUDITED)

GROWTH OF $10,000 INVESTED IN WACHOVIA NORTH CAROLINA MUNICIPAL BOND FUND (CLASS
                                   A SHARES)

     The graph below illustrates the hypothetical investment of $10,000* in the Wachovia North Carolina Municipal Bond Fund (Class A Shares) (the "Fund") from December 23, 1994 (start of performance) to November 30, 1997 compared to the Lehman State General Obligation Bond Index.+

             [GRAPHIC REPRESENTATION A23 OMITTED. SEE APPENDIX.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The Lehman State General Obligation Bond Index has been adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The Lehman State General Obligation Bond Index is an unmanaged index comprised of all state general obligation debt issues and is compiled without regard to maturities. These bonds are rated A or better and represent a variety of coupon ranges. Index figures are total returns calculated for one-, three-, and twelve-month periods as well as year-to-date. Total returns are also calculated as of the index inception, December 31, 1979. The Lehman State General Obligation Bond Index is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          WACHOVIA NORTH CAROLINA MUNICIPAL BOND FUND (CLASS Y SHARES)
                                  (UNAUDITED)

GROWTH OF $10,000 INVESTED IN WACHOVIA NORTH CAROLINA MUNICIPAL BOND FUND (CLASS
                                   Y SHARES)

     The graph below illustrates the hypothetical investment of $10,000* in the Wachovia North Carolina Municipal Bond Fund (Class Y Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 1997 compared to the Lehman State General Obligation Bond Index.+

            [GRAPHIC REPRESENTATION A24 OMITTED. SEE APPENDIX.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * The Fund's performance assumes the reinvestment of all dividends and distributions. The Lehman State General Obligation Bond Index has been adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The Lehman State General Obligation Bond Index is an unmanaged index comprised of all state general obligation debt issues and is compiled without regard to maturities. These bonds are rated A or better and represent a variety of coupon ranges. Index figures are total returns calculated for one-, three-, and twelve-month periods as well as year-to-date. Total returns are also calculated as of the index inception, December 31, 1979. The Lehman State General Obligation Bond Index is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  WACHOVIA NORTH CAROLINA MUNICIPAL BOND FUND
                            PORTFOLIO OF INVESTMENTS

                               NOVEMBER 30, 1997

Principal                                  Credit
 Amount                                    Rating*       Value
-----------------------------------------------------------------
Long-Term Municipal Securities--90.4%
            NORTH CAROLINA--90.4%
$1,030,000  Buncombe County, NC, GO UT
            Bonds, 4.90% (Original Issue
            Yield: 5.15%), 4/1/2014           AA      $ 1,010,409
   190,000  Buncombe County, NC, GO UT
            Bonds, 5.20%, 5/1/2008            AA          197,913
 1,400,000  Carteret County, NC, GO UT
            Bonds, 5.40% (MBIA INS)/
            (Original Issue Yield:
            5.60%),
            5/1/2015                          AAA       1,444,450
 1,000,000  Centennial Authority, NC,
            Revenue Bonds, 4.85% (FSA
            INS)/(Original Issue Yield:
            4.95%), 9/1/2009                  AAA       1,001,530
   100,000  Charlotte, NC, GO UT Bonds,
            5.70%, 2/1/2007                   AAA         107,596
 1,500,000  Charlotte, NC, GO UT
            Refunding Bonds, 5.00%
            (Original Issue Yield:
            5.05%),
            2/1/2008                          AAA       1,550,685
 1,250,000  Charlotte, NC, GO UT
            Refunding Bonds, 5.00%
            (Original Issue Yield:
            5.10%),
            2/1/2009                          AAA       1,285,512
   840,000  Charlotte, NC, GO UT
            Refunding Bonds, 5.00%
            (Original Issue Yield:
            5.15%),
            2/1/2012                          AAA         850,601
   900,000  Charlotte, NC, GO UT Water &
            Sewer Bonds (Series A),
            5.30%, 4/1/2008                   AAA         949,068
   960,000  Charlotte-Mecklenburg Hospital Authority, NC, Health System Revenue
            Refunding Bonds, 5.75% (Original Issue Yield:
            6.498%), 1/1/2012                 AA        1,014,058
 1,000,000  Charlotte-Mecklenburg
            Hospital Authority, NC,
            Revenue Bonds, 5.60%
            (Original Issue Yield:
            5.70%), 1/15/2009                 AA        1,063,530
   345,000  Concord, NC, Certificate of Particiapation, 5.60% (MBIA
            INS)/(Original Issue Yield:
            5.70%), 6/1/2005                  AAA         368,046
Long-Term Municipal Securities--continued
            NORTH CAROLINA--CONTINUED
$           445,000 Concord, NC, Certificate of Participation, 5.40% (MBIA
            INS)/(Original Issue Yield:
            5.50%), 6/1/2003                  AAA     $   466,333
   210,000  Cumberland County, NC Hospital Facilities, Revenue Bonds, 6.00%
            (MBIA INS)/ (Original Issue Yield:
            6.84%), 10/1/2021                 AAA         216,575
   100,000  Cumberland County, NC,
            Certificate of Participation (Series A), 6.375% (Cumberland County,
            NC Civic Center Project)/(AMBAC INS)/(Original Issue Yield:
            6.50%), 12/1/2010                 AAA         110,417
   100,000  Cumberland County, NC, GO UT,
            5.70% (MBIA INS)/(Original
            Issue Yield: 5.70%), 2/1/2006     AAA         106,717
   615,000  Currituck County, NC, GO UT
            Bonds, 5.40% (MBIA INS),
            4/1/2009                          AAA         647,423
   110,000  Dare County, NC, GO UT Refunding Bonds, 5.00% (MBIA
            INS), 5/1/2010*                   AAA         110,909
   100,000  Durham County, NC, GO UT
            Bonds, 5.75% (Original Issue
            Yield: 5.95%), 2/1/2009           AAA         105,657
    50,000  Durham County, NC, GO UT
            Bonds, 5.80% (Original Issue
            Yield: 6.00%), 4/1/2010           AAA          53,579
 1,200,000  Durham County, NC, GO UT,
            5.40%, 2/1/1999                   AAA       1,221,996
    50,000  Durham, NC Water & Sewer
            Utility System, Revenue
            Bonds, 5.80% (Original Issue
            Yield: 5.85%), 12/1/2003          AA           53,906
   100,000  Durham, NC, GO UT Revenue
            Bonds, 5.80% (Original Issue
            Yield: 5.95%), 2/1/2012           AAA         107,374
   100,000  East Carolina University, NC,
            Revenue Bonds, 5.50%
            (Original Issue Yield:
            5.60%), 5/1/2018                   A          100,844
Long-Term Municipal Securities--continued
            NORTH CAROLINA--CONTINUED
$1,500,000  Fayetteville, NC Public Works
            Commission, Refunding Revenue
            Bonds, 4.75% (FGIC INS)/
            (Original Issue Yield:
            5.23%),
            3/1/2014                          AAA     $ 1,437,540
 1,000,000  Forsyth County, NC, GO UT,
            4.75%, 2/1/2005                   AAA       1,021,280
   500,000  Franklin County, NC,
            Certificates of Participation, 6.10% (Jail & School Project)/ (FGIC
            INS)/(Original Issue Yield:
            6.20%), 6/1/2003                  AAA         543,980
   320,000  Fremont, NC Housing
            Development Corp., First Lien
            Revenue Refunding Bonds,
            6.75% (Torhunta
            Apts)/(Federal National
            Mortgage Association COL),
            7/15/2022                         Aaa         333,773
   100,000  Gastonia, NC Combined
            Utilities System, Revenue
            Bonds, 6.00% (MBIA
            INS)/(Original Issue Yield:
            6.10%), 5/1/2014                  AAA         106,590
   500,000  Gastonia, NC, GO UT Bonds,
            5.30% (FGIC INS)/(Original
            Issue Yield: 5.40%), 6/1/2009     AAA         522,990
 1,000,000  Greensboro, NC , Certificate
            of Participation (Series A),
            5.625% (Original Issue Yield:
            6.05%), 12/1/2015                 AA        1,032,740
   105,000  Greensboro, NC , Certificates
            of Participation, 6.65%
            (Coliseum Arena Expansion
            Project)/ (Original Issue
            Yield: 6.70%), 12/1/2004          AA          114,325
   100,000  Greenville, NC Combined
            Enterprise System, Revenue
            Bonds, 5.70% (Original Issue
            Yield: 5.75%), 9/1/2006           A+          108,094
    75,000  Harnett County, NC,
            Certificates of
            Participation, 5.90% (AMBAC
            INS), 12/1/2000                   AAA          78,893
   500,000  Harnett County, NC,
            Certificates of
            Participation, 6.20% (AMBAC
            INS), 12/1/2009                   AAA         545,910
   600,000  High Point, NC, GO UT Revenue
            Bonds, 5.60%, 3/1/2008            AA          641,172
Long-Term Municipal Securities--continued
            NORTH CAROLINA--CONTINUED
$1,000,000  Johnston County, NC,
            Certificate of Participation,
            4.50% (MBIA INS), 9/1/2000        AAA     $ 1,009,240
   600,000  Lee County, NC, GO UT, 5.00%
            (MBIA INS)/(Original Issue
            Yield: 5.05%), 4/1/2009           AAA         609,840
   100,000  Martin County, NC IFA, PCR
            Bonds, 6.80% (Weyerhaeuser
            Co.), 5/1/2024                     A          110,959
   850,000  Martin County, NC IFA,
            Revenue Bonds, 5.65%
            (Weyerhaeuser Co.), 12/1/2023      A          856,468
 1,705,000  Mecklenburg County, NC, GO UT
            Bonds, 4.80% (Original Issue
            Yield: 4.90%), 3/1/2009           AAA       1,713,730
 1,000,000  Mecklenburg County, NC, GO UT
            Bonds, 4.80%, 3/1/2008            AAA       1,010,430
   100,000  Mecklenburg County, NC, GO UT
            Bonds, 6.25% (United States
            Treasury PRF)/(Original Issue
            Yield: 6.35%), 1/1/2002
            (@102)                            AAA         109,177
   100,000  Mecklenburg County, NC, GO UT Refunding Bonds, 5.90% (Original Issue
            Yield:
            6.05%),
            3/1/2004                          AAA         106,678
 1,225,000  Mecklenburg County, NC, GO
            UT, 4.70% (Original Issue
            Yield: 4.90%), 4/1/2010           AAA       1,203,550
   100,000  North Carolina Educational
            Facilities Finance Agency,
            Refunding Revenue Bonds,
            6.00% (Davidson College)/
            (Original Issue Yield:
            6.20%), 12/1/2012                 AA-         106,632
   450,000  North Carolina Educational
            Facilities Finance Agency,
            Revenue Bonds (Series B),
            4.25% (Duke
            University)/(Original Issue
            Yield: 4.30%), 10/1/2003          AA+         447,907
 1,000,000  North Carolina Educational
            Facilities Finance Agency, Revenue Bonds (Series C), 6.75% (Duke
            University)/ (Original Issue Yield:
            6.769%), 10/1/2021                AA+       1,097,210
Long-Term Municipal Securities--continued
            NORTH CAROLINA--CONTINUED
$   20,000  North Carolina HFA, Multi-
            Family Refunding Revenue
            Bonds (Series B), 6.90% (FHA
            INS), 7/1/2024                    AA      $    21,441
    85,000  North Carolina HFA, Revenue
            Bonds (Series Z), 6.60%,
            9/1/2026                          AA           90,388
   750,000  North Carolina HFA, Revenue
            Bonds, 6.20%, 3/1/2018            AA          787,065
    50,000  North Carolina Medical Care
            Commission Hospital,
            Refunding Revenue Bonds,
            6.125% (Rex
            Hospital)/(Original Issue
            Yield: 6.219%), 6/1/2010          A+           53,466
 1,000,000  North Carolina Medical Care
            Commission Hospital, Revenue
            Bonds (Series C), 5.25% (Duke
            University
            Hospital)/(Original Issue
            Yield: 5.65%), 6/1/2017           AA        1,001,350
   525,000  North Carolina Medical Care
            Commission Hospital, Revenue
            Bonds, 5.20% (Moore Regional
            Hospital)/(FGIC INS)/(Original Issue Yield:
            5.30%), 10/1/2013                 AAA         525,698
 1,500,000  North Carolina Medical Care Commission Hospital, Revenue Bonds,
            5.375% (Wake County Hospital Systems)/(MBIA INS)/ (Original Issue
            Yield:
            5.75%), 10/1/2026                 AAA       1,494,435
 1,000,000  North Carolina Medical Care
            Commission Hospital, Revenue
            Bonds, 7.00% (Duke University
            Hospital)/(Original Issue
            Yield: 7.08%), 6/1/2021           Aaa       1,107,570
 1,095,000  North Carolina Medical Care
            Commission Hospital, Revenue
            Refunding Bonds, 5.10%
            (Wilson Memorial Hospital)/
            (AMBAC INS)/(Original Issue
            Yield: 5.25%), 11/1/2009          AAA       1,117,010
 1,525,000  North Carolina Medical Care
            Commission Hospital, Revenue
            Refunding Bonds, 5.20%
            (Wilson Memorial Hospital)/
            (AMBAC INS)/(Original Issue
            Yield: 5.35%), 11/1/2010          AAA       1,556,354
Long-Term Municipal Securities--continued
            NORTH CAROLINA--CONTINUED
$  850,000  North Carolina Medical Care
            Commission Hospital, Revenue
            Refunding Bonds, 7.375%
            (Presbyterian
            Hospital)/(United States
            Treasury PRF)/(Original Issue
            Yield: 7.417%), 10/1/2000
            (@102)                            Aaa     $   939,641
   115,000  North Carolina Municipal
            Power Agency No. 1, Catawba
            Electric Revenue Refunding
            Bonds, 5.90% (Original Issue
            Yield: 5.95%), 1/1/2003           A-          121,392
   100,000  North Carolina Municipal
            Power Agency No. 1, Catawba
            Electric Revenue Refunding
            Bonds, 7.875% (United States
            Treasury PRF), 1/1/1998
            (@102)                            AAA         102,362
   500,000  North Carolina Municipal
            Power Agency No. 1, Refunding
            Revenue Bonds, 7.625% (AMBAC
            INS)/(Original Issue Yield:
            7.70%), 1/1/2014                  AAA         511,695
   400,000  North Carolina State, GO UT Bonds (Series A), 4.70%,
            2/1/2005                          AAA         408,032
 1,000,000  North Carolina State, GO UT
            Refunding Bonds (Series C),
            4.80% (North Carolina Prison
            Facilities)/(Original Issue
            Yield: 4.85%), 3/1/2009           AAA       1,007,720
   575,000  Onslow County, NC, GO UT
            Bonds, 5.70% (MBIA INS)/
            (Original Issue Yield:
            5.85%),
            3/1/2013                          AAA         606,516
   635,000  Pitt County, NC, Refunding Revenue Bonds, 5.20% (Pitt County
            Memorial Hospital)/ (Original Issue Yield:
            5.30%), 12/1/2008                 AA-         654,742
   350,000  Raleigh, NC, Certificate
            Participation Refunding
            Bonds, 5.00% (Cabarrus Street
            Parking Facilities
            Project)/(Original Issue
            Yield: 5.10%), 12/1/2009          AA          353,017
Long-Term Municipal Securities--continued
            NORTH CAROLINA--CONTINUED
$  230,000  Raleigh, NC, Certificate
            Participation Refunding
            Bonds, 5.10% (Cabarrus Street
            Parking Facilities
            Project)/(Original Issue
            Yield: 5.20%), 12/1/2010          AA      $   232,082
   400,000  Raleigh, NC, GO UT Refunding
            Bonds, 6.40%, 3/1/2006            AAA         434,324
   515,000  Randolph County, NC,
            Certificate of Participation,
            4.25% (MBIA INS), 6/1/1999        AAA         517,240
   800,000  Randolph County, NC,
            Certificates of Participation, 4.875% (MBIA INS)/(Original Issue
            Yield:
            5.05%), 6/1/2006                  AAA         817,600
   500,000  Robeson County, NC, GO UT
            Refunding Revenue Bonds,
            4.90% (AMBAC INS), 2/1/2007       AAA         510,945
 1,025,000  Sanford, NC, GO UT Bonds,
            4.90% (MBIA INS), 3/1/2009        AAA       1,034,297
 1,125,000  Shelby, NC Housing
            Development Corp., Mortgage
            Revenue Bonds, 6.10% (Hickory
            Creek Apartments)/(FHA INS),
            2/1/2023                          AAA       1,166,468
   500,000  Wake County, NC, GO UT Refunding Bonds, 4.60% (Original Issue Yield:
            4.70%),
            4/1/2004                          AAA         508,500
   650,000  Wake County, NC, GO UT Refunding Bonds, 4.70% (Original Issue Yield:
            4.80%),
            4/1/2005                          AAA         663,312
 1,000,000  Wake County, NC, GO UT, 4.50%
            (Original Issue Yield:
            4.62%), 3/1/2009                  AAA         979,180




Principal
 Amount                                      Credit
or Shares                                    Rating*       Value
-----------------------------------------------------------------
Long-Term Municipal Securities--continued
            NORTH CAROLINA--CONTINUED
$  500,000  Wake County, NC, GO UT,
            4.90%, 3/1/2004                   AAA     $   516,555
 1,375,000  Wake County, NC, Hospital Revenue Bonds, 5.125% (MBIA INS)/(Original
            Issue Yield:
            5.35%), 10/1/2026                 AAA       1,362,419
    75,000  Wilmington, NC, GO UT Revenue
            Bonds, 5.60% (Original Issue
            Yield: 5.75%), 6/1/2010           A+           79,205
                                                      -----------
            Total Long-Term Municipal
            Securities (identified cost
            $48,106,076)                               50,296,257
                                                      -----------
Short-Term Municipal Securities--2.6%
            NORTH CAROLINA--2.6%
 1,500,000  Alamance County, NC
            Industrial Facilities &
            Pollution Control Financing
            Authority, Revenue Bonds
            Weekly VRDNs (SCI Systems,
            Inc.) (at amortized cost)         A1        1,500,000
                                                      -----------
Open-Ended Investment Companies--5.7%
   908,023  AIM Global Management
            Short-Term Investments Co.                    908,023
   872,594  Dreyfus Tax Exempt Fund                       872,594
 1,387,007  Fidelity Tax Exempt Money
            Market Fund                                 1,387,007
                                                      -----------
            Total Open-Ended Investment
            Companies (at net asset
            value)                                      3,167,624
                                                      -----------
            Total Investments
            (identified cost $52,773,700)             $54,963,881
                                                      -----------

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          WACHOVIA SOUTH CAROLINA MUNICIPAL BOND FUND (CLASS A SHARES)
                                  (UNAUDITED)

GROWTH OF $10,000 INVESTED IN WACHOVIA SOUTH CAROLINA MUNICIPAL BOND FUND (CLASS
                                   A SHARES)

     The graph below illustrates the hypothetical investment of $10,000* in the Wachovia South Carolina Municipal Bond Fund (Class A Shares) (the "Fund") from January 11, 1991 (start of performance) to November 30, 1997 compared to the Lehman State General Obligation Bond Index.+

           [GRAPHIC REPRESENTATION A25 OMITTED. SEE APPENDIX.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The Lehman State General Obligation Bond Index has been adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The Lehman State General Obligation Bond Index is an unmanaged index comprised of all state general obligation debt issues and is compiled without regard to maturities. These bonds are rated A or better and represent a variety of coupon ranges. Index figures are total returns calculated for one-, three-, and twelve-month periods as well as year-to-date. Total returns are also calculated as of the index inception, December 31, 1979. The Lehman State General Obligation Bond Index is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          WACHOVIA SOUTH CAROLINA MUNICIPAL BOND FUND (CLASS Y SHARES)
                                  (UNAUDITED)

GROWTH OF $10,000 INVESTED IN WACHOVIA SOUTH CAROLINA MUNICIPAL BOND FUND (CLASS
                                   Y SHARES)

     The graph below illustrates the hypothetical investment of $10,000* in the Wachovia South Carolina Municipal Bond Fund (Class Y Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 1997 compared to the Lehman State General Obligation Bond Index.+

            [GRAPHIC REPRESENTATION A26 OMITTED. SEE APPENDIX.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * The Fund's performance assumes the reinvestment of all dividends and distributions. The Lehman State General Obligation Bond Index has been adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The Lehman State General Obligation Bond Index is an unmanaged index comprised of all state general obligation debt issues and is compiled without regard to maturities. These bonds are rated A or better and represent a variety of coupon ranges. Index figures are total returns calculated for one-, three-, and twelve-month periods as well as year-to-date. Total returns are also calculated as of the index inception, December 31, 1979. The Lehman State General Obligation Bond Index is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  WACHOVIA SOUTH CAROLINA MUNICIPAL BOND FUND
                            PORTFOLIO OF INVESTMENTS

                               NOVEMBER 30, 1997


 Principal                               Credit
  Amount                                 Rating*      Value
------------------------------------------------------------
Long-Term Municipals--97.8%
            SOUTH CAROLINA--97.8%
$  540,000  Barnwell County, SC School
            District No. 45, GO UT
            Refunding Bonds, 5.60%
            (AMBAC INS)/(State Aid
            Withholding LOC)/(Original
            Issue Yield: 5.65%),
            2/1/2012                       AAA     $    562,356
   570,000  Barnwell County, SC School
            District No. 45, GO UT
            Refunding Bonds, 5.60%
            (AMBAC INS)/(State Aid
            Withholding LOC)/(Original
            Issue Yield: 5.70%),
            2/1/2013                       AAA          591,056
 1,300,000  Beaufort County, SC School
            District, GO UT, 4.70%,
            3/1/2006                       AA         1,316,068
 1,000,000  Beaufort County, SC,
            Certificate of
            Participation, 5.00%
            (Hilton Head Airport),
            7/1/2001                       NR         1,021,530
   675,000  Beaufort County, SC,
            Certificates of
            Participation, 7.125%
            (AMBAC INS)/ (Original
            Issue Yield: 7.45%),
            6/1/2012                       AAA          728,156
   855,000  Beaufort-Jasper, SC Water & Sewer Authority, Waterworks and Sewer
            System Revenue Bonds, 5.90% (FGIC INS)/ (Original Issue Yield:
            6.00%), 3/1/2016               AAA          900,255
   750,000  Berkeley County, SC,
            Pollution Control
            Facilities Revenue Bonds,
            6.50% (South Carolina
            Electric and Gas),
            10/1/2014                      A-           815,498
 1,500,000  Berkeley County, SC, Water & Sewer Refunding Revenue Bonds, 5.50%
            (MBIA INS)/ (Original Issue Yield:
            5.55%), 6/1/2013               AAA        1,537,980
 1,000,000  Camden, SC Public Utility,
            Revenue Refunding Bonds,
            5.50% (MBIA INS)/(Original
            Issue Yield: 5.80%),
            3/1/2022                       AAA        1,013,320
Long-Term Municipals--continued
            SOUTH CAROLINA--CONTINUED
$1,105,000  Charleston County, SC
            Airport District, Airport
            System Refunding Revenue
            Bonds, 4.75% (MBIA INS),
            7/1/2015                       AAA     $  1,044,424
 1,900,000  Charleston, SC,
            Certificates of
            Participation, 5.00%
            (AMBAC INS)/(Original
            Issue Yield: 5.39%),
            9/1/2015                       AAA        1,858,295
 1,000,000  Charleston, SC,
            Certificates of
            Participation, 7.10% (MBIA
            INS)/(United States
            Treasury PRF), 6/1/2001
            (@102)                         AAA        1,110,450
   250,000  Charleston, SC, GO Bonds
            (Series A), 6.30%,
            9/1/2005                       AA           270,968
 1,315,000  Charleston, SC, GO UT
            Bonds, 9.00% (State Aid
            Withholding LOC), 6/1/2001     AA         1,520,771
   310,000  Charleston, SC, Resources
            Recovery Revenue Bonds
            (Series A), 9.00% (Foster
            Wheeler Corp.), 1/1/2005        A           320,670
   400,000  Charleston, SC, Water &
            Sewer Refunding Revenue
            Bonds (Series A), 7.05%,
            1/1/2006                       AA-          406,956
 1,000,000  Charleston, SC, Water &
            Sewer Refunding Revenue
            Bonds, 6.00% (Original
            Issue Yield: 6.242%),
            1/1/2012                       AA-        1,052,440
 1,260,000  Charleston, SC, Waterworks
            & Sewer Refunding Revenue
            Bonds, 5.00% (MBIA INS),
            1/1/2022                       AAA        1,202,254
   875,000  Chester County, SC School
            District, GO UT, 6.85%
            (United States Treasury
            PRF)/(Original Issue
            Yield: 6.95%), 2/1/2012        AA           940,441
 1,125,000  Chester County, SC School
            District, GO UT, 6.85%
            (United States Treasury
            PRF)/(Original Issue
            Yield: 6.90%), 2/1/2000
            (@102)                         AA         1,209,139
Long-Term Municipals--continued
            SOUTH CAROLINA--CONTINUED
$1,500,000  Columbia, SC Waterworks &
            Sewer System, Refunding
            Revenue Bonds, 5.70%,
            2/1/2010                       AA      $  1,620,390
 1,000,000  Columbia, SC, Parking
            Facilities Refunding
            Revenue Bonds, 5.875%
            (AMBAC INS)/(Original
            Issue Yield: 6.007%),
            12/1/2013                      AAA        1,057,630
 1,065,000  Dorchester County, SC
            School District No. 002,
            GO UT Bonds, 5.125% (FGIC
            INS)/(Original Issue
            Yield: 5.25%), 2/1/2012        AAA        1,068,802
 1,500,000  Dorchester County, SC
            School District No. 002,
            GO UT Bonds, 5.20% (FGIC
            INS), 2/1/2018                 AAA        1,489,140
 2,250,000  Dorchester County, SC School District No. 002, GO UT Bonds, 5.20%
            (FGIC INS)/(Original Issue
            Yield: 5.35%), 2/1/2017        AAA        2,241,180
   600,000  Dorchester County, SC
            School District No. 002,
            GO UT Bonds, 6.65% (MBIA
            INS)/(United States
            Treasury PRF)/(Original
            Issue Yield: 6.85%),
            7/1/1999 (@102)                AAA          635,472
   870,000  Edgefield County, SC School District, GO UT Bonds, 6.40% (FSA
            INS)/(Original Issue
            Yield: 6.60%), 2/1/2009        AAA          951,693
 1,155,000  Fairfield County, SC
            School District,
            Certificates of
            Participation, 5.50%
            (Fairfield Primary
            Geiger)/ (Asset Guaranty
            GTD)/ (Original Issue
            Yield: 5.60%), 3/1/2007        AA         1,209,054
 2,000,000  Fairfield County, SC, PCR
            Bonds, 6.50% (South
            Carolina Electric and
            Gas), 9/1/2014                  A         2,186,300
Long-Term Municipals--continued
            SOUTH CAROLINA--CONTINUED
$  500,000  Florence County, SC,
            Hospital Revenue Bonds,
            6.75% (Mcleod Regional
            Medical Center)/(FGIC
            INS)/ (Original Issue
            Yield: 7.00%), 11/1/2010       AAA     $    538,840
 2,805,000  Grand Strand Water &
            Sewage Authority, SC, Revenue Refunding Bonds, 6.375% (South
            Carolina Waterworks & Sewer System)/(MBIA INS)/ (Original Issue
            Yield:
            6.508%), 6/1/2012              AAA        3,223,113
   800,000  Grand Strand Water &
            Sewage Authority, SC,
            Waterworks & Sewer System
            Revenue Refunding Bonds,
            6.00% (MBIA INS)/(Original
            Issue Yield: 6.595%),
            6/1/2019                       AAA          833,568
   500,000  Greenville County, SC,
            Industrial Revenue Bonds,
            7.10% (Lockheed Aeromod
            Center Incorporated
            Project), 11/1/2011           BBB+          541,725
 5,250,000  Greenville, SC Hospital
            System Facilities,
            Refunding Revenue Bonds
            (Series B), 5.25%
            (Original Issue Yield:
            6.125%), 5/1/2023              AA         5,134,448
   600,000  Greenville, SC Hospital
            System Facilities,
            Refunding Revenue Bonds,
            5.75% (Original Issue
            Yield: 5.95%), 5/1/2013        AA           623,088
 1,500,000  Greenville, SC Hospital
            System Facilities, Revenue
            Bonds (Series B), 5.25%
            (Original Issue Yield:
            6.076%), 5/1/2017              AA         1,478,385
   760,000  Greenville, SC Hospital System Facilities, Revenue Bonds, 7.00%
            (Greenville Health Corporation)/ (Original Issue Yield:
            7.454%), 5/1/2017*             AAA          823,665
Long-Term Municipals--continued
            SOUTH CAROLINA--CONTINUED
$2,000,000  Greenville, SC Waterworks
            Revenue, Revenue Bonds,
            5.50% (Original Issue
            Yield: 5.60%), 2/1/2022        AA      $  2,048,500
 1,000,000  Hilton Head Island, SC
            Public Facilities Corp.,
            Certificates of
            Participation, 5.40%
            (AMBAC INS)/ (Original
            Issue Yield: 5.599%),
            3/1/2009                       AAA        1,041,310
   100,000  Horry County, SC, GO UT Bonds, 7.45% (United States Treasury PRF),
            12/1/1988 (@102)               A+           105,414
   980,000  Horry County, SC, GO UT Refunding Bonds (Series B), 4.65% (MBIA
            INS),
            12/1/2005                      AAA          990,447
 1,960,000  Lancaster County, SC
            School District, GO UT,
            6.50% (MBIA INS)/(Original
            Issue Yield: 6.599%),
            7/1/2008                       AAA        2,159,724
   655,000  Lexington & Richland
            Counties, SC School
            District No. 005, GO UT
            Bonds, 5.05% (MBIA INS),
            3/1/2005                       AAA          678,691
   175,000  Lexington County, SC,
            Revenue Bonds (Series C),
            8.00% (J.B. White & Co.
            Project), 1/1/2011             NR           196,240
 2,000,000  Lexington County, SC
            Health Services District,
            Inc., Refunding Revenue
            Bonds, 5.125% (Original
            Issue Yield: 5.50%),
            11/1/2021                      AAA        1,931,740
   805,000  Medical University of
            South Carolina, Hospital
            Facilities Revenue Bonds,
            5.25% (MBIA INS)/(Original
            Issue Yield: 5.25%),
            7/1/2004                       AAA          842,811
 2,000,000  North Charleston, SC Sewer
            District, Refunding
            Revenue Bonds (Series A),
            6.00% (MBIA INS)/(Original
            Issue Yield: 6.593%),
            7/1/2018                       AAA        2,086,040
Long-Term Municipals--continued
            SOUTH CAROLINA--CONTINUED
$  500,000  North Charleston, SC Sewer
            District, Revenue Bonds
            (Series B), 6.00% (MBIA
            INS)/(Original Issue
            Yield: 6.593%), 7/1/2018       AAA     $    521,510
 1,275,000  Oconee County, SC School
            District, GO UT Bonds,
            5.10% (MBIA INS)/(Original
            Issue Yield: 5.50%),
            9/1/2013                       AAA        1,275,089
 2,500,000  Oconee County, SC, PCR
            Refunding Bonds, 5.80%
            (Duke Energy Corp.),
            4/1/2014                       AA-        2,591,925
   100,000  Piedmont Municipal Power
            Agency, SC, Electricity
            Refunding Revenue Bonds
            (Series A), 7.40% (AMBAC
            INS)/(Original Issue
            Yield: 7.483%), 1/1/2018       AAA          102,319
   590,000  Piedmont Municipal Power
            Agency, SC, Electricity
            Refunding Revenue Bonds,
            6.85% (FGIC INS), 1/1/2007     AAA          641,643
   590,000  Piedmont Municipal Power Agency, SC, Refunding Bonds, 5.50% (MBIA
            INS)/ (Original Issue Yield:
            5.60%), 1/1/2013               AAA          621,288
   970,000  Piedmont Municipal Power Agency, SC, Refunding Revenue Bonds (Series
            A), 6.375% (FGIC LOC)/ (Original Issue Yield:
            6.45%), 1/1/2006               AAA        1,083,102
   410,000  Piedmont Municipal Power
            Agency, SC, Refunding
            Revenue Bonds, 5.50% (MBIA
            INS)/(Original Issue
            Yield: 5.60%), 1/1/2013        AAA          431,742
 1,000,000  Piedmont Municipal Power
            Agency, SC, Refunding
            Revenue Bonds, 6.50% (FGIC
            INS)/(Original Issue
            Yield: 6.88%), 1/1/2011*       AAA        1,075,100
Long-Term Municipals--continued
            SOUTH CAROLINA--CONTINUED
$1,325,000  Richland-Lexington Airport District, Airport & Marina Revenue Bonds,
            6.125% (Columbia Metropolitan Airport)/(AMBAC INS)/ (Original Issue
            Yield:
            6.40%), 1/1/2025               AAA     $  1,387,249
   600,000  Richland County, SC
            Hospital Facilities,
            Revenue Bonds (Series
            PG-A), 7.10% (Community
            Provider Pooled Loan
            Program)/(CGIC INS),
            7/1/2005                       AAA          663,510
   255,000  Richland County, SC
            Hospital Facilities,
            Revenue Bonds, 8.125% (Sun
            Health-
            Orangeburg)/(Sumitomo Bank
            Ltd., Osaka LOC),
            10/1/2011                      NR           267,788
 1,500,000  Richland County, SC School
            District No. 001, GO UT,
            4.625%, 3/1/2022               AA         1,364,460
 1,050,000  Richland County, SC School
            District No. 002, GO UT
            Bonds (Series B), 6.75%
            (MBIA Insurance
            Corporation INS), 3/1/2001     AAA        1,131,984
   650,000  Richland County, SC Solid
            Waste Disposal Facilities,
            Revenue Bonds (Series A),
            7.45% (Union Camp Corp.
            Project)/(Original Issue
            Yield: 7.513%), 4/1/2021       A-           716,671
 1,390,000  Richland County, SC, GO UT
            Refunding Bonds (Series
            B), 6.25% (State Aid
            Withholding LOC), 3/1/2001     AA         1,479,738
   140,000  Rock Hill, SC Housing
            Development Corp., Multi-
            Family Refunding Revenue
            Bonds, 7.50%, 7/1/2010         NR           151,078
Long-Term Municipals--continued
            SOUTH CAROLINA--CONTINUED
$1,000,000  South Carolina Job Development Authority, Revenue Bonds, 5.25%
            (Anderson Area Medical Center, Inc.)/(MBIA INS)/ (Original Issue
            Yield:
            5.63%), 2/1/2015               AAA     $  1,002,270
   500,000  South Carolina Resources
            Authority, Local
            Government Program,
            Revenue Bonds (Series A),
            7.00%, 6/1/2003                A+           541,700
 1,000,000  South Carolina State
            Educational Assistance
            Authority, Refunding
            Revenue Bonds (Series
            A-3), 5.80% (Original
            Issue Yield: 5.90%),
            9/1/2004                       AAA        1,052,040
 1,000,000  South Carolina State
            Educational Assistance
            Authority, Refunding
            Revenue Bonds (Series B),
            5.70% (Original Issue
            Yield: 5.75%), 9/1/2005         A         1,044,470
   405,000  South Carolina State
            Educational Assistance
            Authority, Revenue Bonds,
            6.50% (Original Issue
            Yield: 6.65%), 9/1/2004        AA           430,090
   975,000  South Carolina State
            Housing Finance &
            Development Authority,
            Refunding Revenue Bonds
            (Series A), 6.15%,
            7/1/2008                       AA         1,029,483
 1,200,000  South Carolina State
            Housing Finance &
            Development Authority,
            Revenue Bonds (Series A),
            7.30% (FHA/VA mtgs GTD),
            7/1/2011                       AA         1,274,652
 1,000,000  South Carolina State
            Housing Finance &
            Development Authority,
            Revenue Bonds (Series
            A-1), 6.45% (FHA/VA mtgs
            GTD), 7/1/2017                 NR         1,063,590
Long-Term Municipals--continued
            SOUTH CAROLINA--CONTINUED
$  500,000  South Carolina State
            Housing Finance &
            Development Authority,
            Revenue Bonds (Series C),
            7.70% (FHA/VA mtgs GTD),
            7/1/2011                       AA      $    526,320
   520,000  South Carolina State
            Housing Finance &
            Development Authority,
            Revenue Bonds (Series C),
            7.75% (FHA/VA mtgs GTD),
            7/1/2022                       AA           550,742
    85,000  South Carolina State
            Housing Finance &
            Development Authority,
            Revenue Refunding Bonds
            (Series A), 7.50% (FHA/VA
            mtgs GTD), 7/1/2011            AA            88,396
 1,000,000  South Carolina State Ports Authority, Revenue Bonds, 6.50% (AMBAC
            INS)/ (Original Issue Yield:
            6.75%), 7/1/2006               AAA        1,078,830
 1,000,000  South Carolina State Ports Authority, Revenue Bonds, 6.625% (AMBAC
            INS)/ (Original Issue Yield:
            6.823%), 7/1/2011              AAA        1,078,090
   525,000  South Carolina State Ports Authority, Revenue Bonds, 6.75% (AMBAC
            INS)/ (Original Issue Yield:
            6.90%), 7/1/2021               AAA          566,690
 2,000,000  South Carolina State
            Public Service Authority,
            Revenue Bond, 5.00% (MBIA
            INS)/ (Original Issue
            Yield: 5.20%), 1/1/2015        AAA        1,968,320
 1,950,000  South Carolina State
            Public Service Authority,
            Revenue Bonds (Series D),
            6.50% (Santee
            Cooper)/(AMBAC
            INS)/(Original Issue
            Yield: 6.553%), 7/1/2014       AAA        2,160,308
Long-Term Municipals--continued
            SOUTH CAROLINA--CONTINUED
$1,000,000  South Carolina State
            Public Service Authority,
            Revenue Refunding Bonds,
            5.00% (Original Issue
            Yield: 5.30%), 1/1/2018        AAA     $    967,940
 4,500,000  South Carolina State, GO
            UT Revenue Bonds (Series
            A), 5.00% (Original Issue
            Yield: 5.45%), 3/1/2008        AAA        4,627,305
   590,000  South Carolina State,
            State Capital Improvement
            (Series B), 5.75%,
            8/1/2000                       AAA          616,060
 1,500,000  Spartanburg County, SC Health Services District, Inc., Refunding
            Revenue Bonds, 5.50% (AMBAC INS)/ (Original Issue Yield:
            5.70%), 4/15/2015              AAA        1,537,455
 1,500,000  Spartanburg County, SC
            Health Services District,
            Inc., Revenue Bonds, 5.50%
            (MBIA INS)/(Original Issue
            Yield: 6.00%), 4/15/2027       AAA        1,515,075
 1,000,000  Spartanburg County, SC
            Hospital Facilities,
            Revenue Refunding Bonds,
            6.55% (Spartanburg General
            Hospital System)/(FSA
            INS), 4/15/2010                AAA        1,087,480
   200,000  Spartanburg County, SC
            Hospital Facilities,
            Revenue Refunding Bonds,
            7.80% (Mary Black Memorial
            Project)/(United States
            Treasury PRF)/(Original
            Issue Yield: 7.80%),
            10/1/2000                      NR           210,184
   100,000  Spartanburg County, SC
            Hospital Facilities,
            Revenue Refunding Bonds,
            8.25% (Mary Black Memorial
            Project)/(United States
            Treasury PRF), 10/1/2008       NR           105,455
   450,000  Spartanburg, SC Leased
            Housing Corp., Refunding
            Revenue Bonds, 7.50%,
            10/1/2011                      NR           485,712
Long-Term Municipals--continued
            SOUTH CAROLINA--CONTINUED
$1,000,000  Spartanburg, SC,
            Waterworks Revenue
            Refunding Bonds, 5.00%
            (FGIC INS), 6/1/2027           AAA     $    959,800
 1,000,000  Sumter County, SC Hospital
            Facilities, Revenue
            Refunding Bonds, 6.625%
            (Tuomey Regional Medical
            Center)/ (MBIA
            INS)/(Original Issue
            Yield: 6.98%), 11/15/2004      AAA        1,129,640
 1,000,000  University South Carolina,
            Parking Facilities
            Refunding Revenue Bonds,
            5.00% (MBIA INS)/(Original
            Issue Yield: 5.40%),
            5/1/2015                       AAA          983,970
 1,465,000  University of South
            Carolina, Revenue Bonds,
            5.70% (MBIA INS), 6/1/2020     AAA        1,517,169
 1,300,000  Western Carolina Regional
            Sewer Authority, SC, Sewer
            System Revenue Bonds,
            5.50% (FGIC INS)/(Original
            Issue Yield: 5.627%),
            3/1/2010                       AAA        1,345,448



 Principal
  Amount                                 Credit
or Shares                                Rating*      Value
------------------------------------------------------------
Long-Term Municipals--continued
            SOUTH CAROLINA--CONTINUED
$1,000,000  York County, SC, GO UT
            Refunding Bonds, 4.90%
            (AMBAC INS)/(Original
            Issue Yield: 5.10%),
            6/1/2010                       AAA     $    994,450
                                                   ------------
            Total Long-Term
            Municipals
            (identified cost
            $100,416,365)                           106,205,767
                                                   ------------
Open-Ended Investment Companies--0.4%
   128,472  AIM Global Management S/T
            Investments                                 128,472
   229,906  Dreyfus Tax Exempt                          229,906
    81,320  Fidelity Tax Exempt Money
            Market                                       81,320
                                                   ------------
            Total Open-Ended
            Investment Companies
            (at net asset value)                        439,698
                                                   ------------
            Total Investments
            (identified cost
            $100,856,063)                          $106,645,465
                                                   ------------

(See Notes to Portfolios of Investments)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       NOTES TO PORTFOLIOS OF INVESTMENTS

  * Please refer to the Appendix of the Statement of Additional Information for an an explanation of the credit ratings. Current credit ratings are unaudited.

 (a) The repurchase agreements are fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

 (b) Non-income producing.

 (c) Current rate and next demand date shown.

 (d) Represents securities held as collateral within a margin account, used to ensure the Fund is able to satisfy the obligations of its outstanding long futures contracts.

 (e) Denotes a restricted security which is subject to restrictions on resale under federal securities laws. At November 30, 1997, Emerging Markets Fund held restricted securities amounting to $6,372,239, which represents 23.18% of net assets.

The following abbreviations are used in these portfolios:

ADR-- American Depositary Receipt AMBAC-- American Municipal Bond Assurance Corporation AMT-- Alternative Minimum Tax CGIC-- Capital Guaranty Insurance Corporation COL-- Collateralized FGIC-- Financial Guaranty Insurance Company FHA-- Federal Housing Administration FHA/VA-- Federal Housing Administration/ Veterans Administration FSA-- Financial Security Assurance GDR-- Global Depositary Receipt GO-- General Obligation GTD-- Guaranteed HFA-- Housing Finance Authority IFA-- Industrial Finance Authority INS-- Insured LOC-- Letter of Credit LP--Limited Partnership LT-- Limited Tax LTD-- Limited MBIA-- Municipal Bond Investors Assurance MTN-- Medium Term Note PCFA-- Pollution Control Finance Authority PCR-- Pollution Control Revenue PLC-- Public Limited Company PO-- Principal Only PRF-- Prerefunded REMIC-- Real Estate Mortgage Investment Conduit SA-- Support Agreement SFM-- Single Family Mortgage UT-- Unlimited Tax VA-- Veterans Administration VRDNs-- Variable Rate Demand Notes

                                                                   Net
                                                               Unrealized          Gross           Gross
                                                Cost of       Appreciation/     Unrealized       Unrealized
                                              Investments    (Depreciation)    Appreciation     Depreciation
                                              for Federal      for Federal      for Federal     for Federal       Total Net
              Fund                           Tax Purposes     Tax Purposes     Tax Purposes     Tax Purposes      Assets**
------------------------------------------------------------------------------------------------------------------------------
Equity Fund                                 $   164,122,779   $  36,159,626   $    38,084,752  $    1,925,126  $   199,179,467
Quantitative Equity Fund                        151,999,188      73,545,560        75,004,055       1,458,495      224,990,860
Equity Index Fund                               168,182,766     131,825,131       134,547,498       2,722,367      298,765,974
Special Values Fund                             101,060,656      22,399,708        25,509,115       3,109,407      122,266,313
Emerging Markets Fund                           151,482,151      (1,477,569)       23,992,639      25,470,208      147,696,162
Balanced Fund                                   271,653,342      43,314,373        45,110,525       1,796,152      306,967,481
Fixed Income Fund                               191,628,275       2,114,155         2,642,503         528,348      195,577,462
Short-Term Fixed Income Fund                     96,320,545         175,892           238,705          62,813       98,296,420
Georgia Municipal Bond Fund                      17,866,745         743,413           743,413               0       18,838,907
North Carolina Municipal Bond Fund               52,785,170       2,178,711         2,178,711               0       55,667,327
South Carolina Municipal Bond Fund              100,856,043       5,789,402         5,799,453          10,051      108,576,910

** The categories of investments are shown as a percentage of net assets at November 30, 1997.

At November 30, 1997, the following Funds had investments that were subject to alternative minimum tax:

                                                                                      Percentage of total market value
                Fund                                                                 subject to alternative minimum tax
                ----                                                                 ----------------------------------
Georgia Municipal Bond Fund                                                                        8.24%
North Carolina Municipal Bond Fund                                                                 2.65%
South Carolina Municipal Bond Fund                                                                 11.05%

(See Notes which are an integral part of the Financial Statements)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              THE WACHOVIA FUNDS AND THE WACHOVIA MUNICIPAL FUNDS
                      STATEMENTS OF ASSETS AND LIABILITIES

                               NOVEMBER 30, 1997

                                                          Wachovia                     Wachovia      Wachovia
                                              Wachovia   Quantitative    Wachovia       Special       Emerging       Wachovia
                                               Equity      Equity        Equity          Values       Markets        Balanced
                                                Fund        Fund       Index Fund         Fund          Fund           Fund
---------------------------------------------------------------------------------------------------------------------------------
Assets:
Investments in securities, at value          $200,282,405 $225,544,748  $300,007,897   $100,965,301   $150,004,582   $314,967,715
Investments in repurchase agreements                   --           --            --     22,495,063             --             --
Cash                                              167,426           --           779             --             --             --
Income receivable                                 229,083      345,995       516,685        178,742        157,114      1,883,201
Receivable for investments sold                   214,799           --            --             --      2,616,237      1,177,927
Receivable for shares sold                        546,048    2,441,029     5,664,522      1,070,392         48,925      1,399,578
Receivable for foreign currency sold                   --           --           843             --             --             --
Receivable for daily variation margin                  --           --         2,936             --             --         68,840
Deferred expenses                                   1,557        7,435         3,860            471         19,696          5,625
                                             ------------ ------------  ------------   ------------   ------------   ------------
   Total assets                               201,441,318  228,339,207   306,197,522    124,709,969    152,846,554    319,502,886
                                             ------------ ------------  ------------   ------------   ------------   ------------
Liabilities:
Payable for investments purchased                 298,546           --       214,607         55,000      3,505,152        433,938
Payable for shares redeemed                     1,881,084    3,261,357     7,121,584      2,298,738        190,568      5,809,250
Income distribution payable                            --           --         9,716             --             --             --
Payable to Bank                                        --        9,500            --         25,848      1,279,240         50,023
Payable for taxes withheld                             --           --            --             --         14,479             --
Payable for dollar roll transactions                   --           --            --             --             --      6,147,200
Payable for daily variation margin                  2,825        2,700         3,210             --             --          3,461
Payable for foreign currency purchased                 --           --           843             --             --             --
Accrued expenses                                   79,396       74,790        81,588         64,070        160,953         91,533
                                             ------------ ------------  ------------   ------------   ------------   ------------
   Total liabilities                            2,261,851    3,348,347     7,431,548      2,443,656      5,150,392     12,535,405
                                             ------------ ------------  ------------   ------------   ------------   ------------
Net Assets Consist of:
Paid in capital                               140,919,003  130,233,742   160,007,162     87,506,983    151,014,261    241,081,997
Net unrealized appreciation (depreciation)
 of investments, futures contracts, and
 translation of assets and liabilities in
 foreign currency                              37,254,509   74,248,262   132,396,423     22,417,658     (1,496,159)    44,095,589
Accumulated net realized gain (loss) on
 investments, futures, and foreign currency
 transactions                                  20,866,044   20,174,710     5,803,756     11,603,810     (3,438,850)    20,300,768
Undistributed net investment income               139,911      334,146       558,633        737,862      1,616,910      1,489,127
                                             ------------ ------------  ------------   ------------   ------------   ------------
   Total Net Assets                          $199,179,467 $224,990,860  $298,765,974   $122,266,313   $147,696,162   $306,967,481
                                             ------------ ------------  ------------   ------------   ------------   ------------
Net Assets
Class A Shares                               $ 39,493,574 $ 35,408,904  $ 50,915,082   $ 37,765,754   $  7,995,785   $ 50,968,137
                                             ------------ ------------  ------------   ------------   ------------   ------------
Class B Shares                               $  3,448,020 $  6,563,769  $         --   $         --   $         --   $  5,916,216
                                             ------------ ------------  ------------   ------------   ------------   ------------
Class Y Shares                               $156,237,873 $183,018,187  $247,850,892   $ 84,500,559   $139,700,377   $250,083,128
                                             ------------ ------------  ------------   ------------   ------------   ------------
Shares Outstanding
Class A Shares                                  2,566,787    1,863,738     2,695,619      2,026,216        718,728      3,844,910
Class B Shares                                    224,652      346,358            --             --             --        447,025
Class Y Shares                                 10,149,940    9,631,236    13,107,447      4,526,418     12,552,477     18,854,954
                                             ------------ ------------  ------------   ------------   ------------   ------------
   Total Shares Outstanding                    12,941,379   11,841,332    15,803,066      6,552,634     13,271,205     23,146,889
                                             ------------ ------------  ------------   ------------   ------------   ------------
Net Asset Value Per Share
Class A Shares                               $      15.39 $      19.00   $     18.89   $      18.64   $      11.12   $      13.26
                                             ------------ ------------  ------------   ------------   ------------   ------------
Class B Shares                               $      15.35 $      18.95            --             --             --   $      13.23
                                             ------------ ------------  ------------   ------------   ------------   ------------
Class Y Shares                               $      15.39 $      19.00  $      18.91   $      18.67   $      11.13   $      13.26
                                             ------------ ------------  ------------   ------------   ------------   ------------
Offering Price Per Share*
Class A Shares                               $    16.12** $    19.90**  $    19.78**   $    19.52**   $    11.64**   $    13.88**
                                             ------------ ------------  ------------   ------------   ------------   ------------
Class B Shares                               $      15.35   $    18.95            --             --             --     $    13.23
                                             ------------ ------------  ------------   ------------   ------------   ------------
Class Y Shares                               $      15.39   $    19.00     $   18.91     $    18.67   $      11.13     $    13.26
                                             ------------ ------------  ------------   ------------   ------------   ------------
Redemption Proceeds Per Share*
Class A Shares                               $      15.39   $    19.00     $   18.89     $    18.64   $      11.12     $    13.26
                                             ------------ ------------  ------------   ------------   ------------   ------------
Class B Shares                               $   14.58***  $  18.00***            --             --             --     $12.57****
                                             ------------ ------------  ------------   ------------   ------------   ------------
Class Y Shares                               $      15.39   $    19.00   $     18.91   $      18.67   $      11.13   $      13.26
                                             ------------ ------------  ------------   ------------   ------------   ------------
Investments, at identified cost              $163,766,232 $151,999,188  $168,130,159   $101,042,706   $151,355,142   $271,432,287
                                             ------------ ------------  ------------   ------------   ------------   ------------
Investments, at tax cost                     $164,122,779 $151,999,188   $168,182,766   $101,060,656  $151,482,151   $271,653,342
                                             ------------ ------------  ------------   ------------   ------------   ------------

  * See "What Shares Cost" in the Prospectus.

 ** Computation of Offering Price: 100+95.50 of net asset value.

 *** Computation of Offering Price: 100+97.50 of net asset value.

**** Computation of Redemption Proceeds: 95+100 of net asset value.

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              THE WACHOVIA FUNDS AND THE WACHOVIA MUNICIPAL FUNDS
                STATEMENTS OF ASSETS AND LIABILITIES--CONTINUED

                               NOVEMBER 30, 1997

                                                                        Wachovia                Wachovia    Wachovia
                                                            Wachovia   Short-Term   Wachovia     North       South
                                                             Fixed       Fixed      Georgia     Carolina    Carolina
                                                             Income      Income    Municipal   Municipal   Municipal
                                                              Fund        Fund     Bond Fund   Bond Fund   Bond Fund
------------------------------------------------------------------------------------------------------------------------
Assets:
Investments in securities, at value                      $193,742,430 $96,496,437 $18,610,158 $54,963,881 $106,645,465
Cash                                                               --     100,544          56          --          --
Income receivable                                           2,650,211   1,695,230     280,309     763,733   1,871,996
Receivable for investments sold                                    --          --          --          --          --
Receivable for shares sold                                  1,923,047   1,747,467       8,093     134,423     477,909
Receivable for foreign currency sold                               --          --          --          --          --
Receivable for daily variation margin                              --          --          --          --          --
Deferred expenses                                               3,466       3,833       7,736       9,903          --
                                                         ------------ ----------- ----------- ----------- ------------
   Total assets                                           198,319,154 100,043,511  18,906,352  55,871,940 108,995,370
                                                         ------------ ----------- ----------- ----------- ------------
Liabilities:
Payable for investments purchased                                  --          --          --          --          --
Payable for shares redeemed                                 2,609,620   1,693,607          --          --     101,543
Income distribution payable                                        --          --      39,089     144,873     256,472
Payable to Bank                                                72,873          --          --          --          --
Payable for taxes withheld                                         --          --          --          --          --
Payable for dollar roll transactions                               --          --          --          --          --
Payable for daily variation margin                                 --          --          --          --          --
Payable for foreign currency purchased                             --          --          --          --          --
Accrued expenses                                               59,199      53,484      28,356      59,740      60,445
                                                         ------------ ----------- ----------- ----------- ------------
   Total liabilities                                        2,741,692   1,747,091      67,445     204,613     418,460
                                                         ------------ ----------- ----------- ----------- ------------
Net Assets Consist of:
Paid in capital                                            196,146,396 101,768,561 18,089,650  53,457,381  102,777,077
Net unrealized appreciation (depreciation) of
 investments, futures contracts, and translation of
 assets and liabilities in foreign currency                 2,117,142     175,892     757,483   2,190,181    5,789,402
Accumulated net realized gain (loss) on investments,
 futures, and foreign currency transactions                (2,941,199) (4,087,885)     (8,226)      8,497       10,431
Undistributed net investment income                           255,123     439,852          --      11,268           --
                                                         ------------ ----------- ----------- ----------- ------------
   Total Net Assets                                      $195,577,462 $98,296,420 $18,838,907 $55,667,327 $108,576,910
                                                         ------------ ----------- ----------- ----------- ------------
Net Assets
Class A Shares                                           $ 10,039,081 $ 7,233,065 $ 6,530,770 $11,586,629 $ 64,695,929
                                                         ------------ ----------- ----------- ----------- ------------
Class B Shares                                           $    139,982 $        -- $        -- $        -- $         --
                                                         ------------ ----------- ----------- ----------- ------------
Class Y Shares                                           $185,398,399 $91,063,355 $12,308,137 $44,080,698 $ 43,880,981
                                                         ------------ ----------- ----------- ----------- ------------
Shares Outstanding
Class A Shares                                              1,019,583     740,426     587,886   1,038,756    5,816,382
Class B Shares                                                 14,221          --          --          --           --
Class Y Shares                                             18,829,643   9,322,019   1,107,977   3,951,904    3,944,866
                                                         ------------ ----------- ----------- ----------- ------------
   Total Shares Outstanding                                19,863,447  10,062,445   1,695,863   4,990,660    9,761,248
                                                         ------------ ----------- ----------- ----------- ------------
Net Asset Value Per Share
Class A Shares                                           $       9.85 $      9.77 $     11.11 $     11.15 $      11.12
                                                         ------------ ----------- ----------- ----------- ------------
Class B Shares                                           $       9.84          --          --          --           --
                                                         ------------ ----------- ----------- ----------- ------------
Class Y Shares                                           $       9.85 $      9.77 $     11.11 $     11.15 $      11.12
                                                         ------------ ----------- ----------- ----------- ------------
Offering Price Per Share*
Class A Shares                                           $    10.31** $  10.02*** $   11.63** $   11.68** $    11.64**
                                                         ------------ ----------- ----------- ----------- ------------
Class B Shares                                           $       9.84          --          --          --           --
                                                         ------------ ----------- ----------- ----------- ------------
Class Y Shares                                           $       9.85 $      9.77 $     11.11 $     11.15 $      11.12
                                                         ------------ ----------- ----------- ----------- ------------
Redemption Proceeds Per Share*
Class A Shares                                           $       9.85 $      9.77 $     11.11 $     11.15 $      11.12
                                                         ------------ ----------- ----------- ----------- ------------
Class B Shares                                           $    9.35***          --          --          --           --
                                                         ------------ ----------- ----------- ----------- ------------
Class Y Shares                                           $       9.85 $      9.77 $     11.11 $     11.15 $      11.12
                                                         ------------ ----------- ----------- ----------- ------------
Investments, at identified cost                          $191,625,288 $96,320,545 $17,852,675 $52,773,700 $100,856,063
                                                         ------------ ----------- ----------- ----------- ------------
Investments, at tax cost                                 $191,628,275 $96,320,545 $17,866,745 $52,785,170 $100,856,063
                                                         ------------ ----------- ----------- ----------- ------------

   * See "What Shares Cost" in the Prospectus.

  ** Computation of Offering Price: 100+95.50 of net asset value.

 *** Computation of Offering Price: 100+97.50 of net asset value.

**** Computation of Redemption Proceeds: 95+100 of net asset value.

(See Notes which are an integral part of the Financial Statements)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              THE WACHOVIA FUNDS AND THE WACHOVIA MUNICIPAL FUNDS
                            STATEMENTS OF OPERATIONS

                          YEAR ENDED NOVEMBER 30, 1997

                                                                                            Wachovia     Wachovia
                                                     Wachovia     Wachovia     Wachovia      Special     Emerging     Wachovia
                                                      Equity     Quantitative   Equity       Values       Markets     Balanced
                                                       Fund      Equity Fund  Index Fund      Fund         Fund         Fund
--------------------------------------------------------------------------------------------------------------------------------
Investment Income:
Dividends                                           $ 2,253,490  $ 3,447,703  $ 4,316,514  $ 1,291,324  $ 2,759,645  $ 2,244,900
Interest                                              1,407,088      806,563    1,579,176      631,427      578,212    8,483,184
                                                    -----------  -----------  -----------  -----------  -----------  -----------
    Total income                                      3,660,578    4,254,266    5,895,690    1,922,751    3,337,857   10,728,084
                                                    -----------  -----------  -----------  -----------  -----------  -----------
Expenses:
Investment advisory fee                               1,230,414    1,345,445      808,170      766,650    1,604,745    1,986,263
Administrative personnel and services fee               147,147      160,933      225,519       80,170      134,379      237,616
Custodian fees                                           35,155       38,441       52,637       19,166      482,734       55,053
Transfer and dividend disbursing agent fees and
  expenses                                              116,152      113,230       86,193       89,699      102,110      104,068
Trustees' fees                                            7,047        5,418        7,578        3,211        5,914       13,124
Auditing fees                                            15,000       15,013       14,913        9,564       15,000       14,858
Legal fees                                                5,961        4,992        8,352        4,104       14,540       12,938
Portfolio accounting fees                                83,840       80,421       65,964       50,188       67,383      102,930
Distribution services fee--Class B Shares                16,418       25,574           --           --           --       28,954
Shareholder services fee--Class A Shares                 62,655       54,409       67,684       44,077       17,112       66,011
Shareholder services fee--Class B Shares                  5,473        8,525           --           --           --        9,652
Share registration costs                                 34,758       32,071       43,752       33,951       30,459       51,767
Printing and postage                                      4,402        4,120        3,457        3,947        5,324        5,441
Insurance premiums                                        3,934        5,072        1,019        2,739        2,983        3,678
Miscellaneous                                            17,775       13,445       13,032       15,290       11,580       16,936
                                                    -----------  -----------  -----------  -----------  -----------  -----------
    Total expenses                                    1,786,131    1,907,109    1,398,270    1,122,756    2,494,263    2,709,289
                                                    -----------  -----------  -----------  -----------  -----------  -----------
Waivers and reimbursements--
  Waiver of investment advisory fee                    (119,625)    (146,406)     (61,816)     (15,052)          --     (446,571)
  Reimbursement of other operating expenses                  --           --           --           --           --           --
                                                    -----------  -----------  -----------  -----------  -----------  -----------
    Total waivers and reimbursements                   (119,625)    (146,406)     (61,816)     (15,052)          --     (446,571)
                                                    -----------  -----------  -----------  -----------  -----------  -----------
        Net expenses                                  1,666,506    1,760,703    1,336,454    1,107,704    2,494,263    2,262,718
                                                    -----------  -----------  -----------  -----------  -----------  -----------
            Net investment income                     1,994,072    2,493,563    4,559,236      815,047      843,594    8,465,366
                                                    -----------  -----------  -----------  -----------  -----------  -----------
Realized and Unrealized Gain (Loss) on
  Investments:
Net realized gain (loss) on investments, futures
  contracts and foreign currency transactions        21,611,578   21,181,733    9,330,534   11,566,029   (2,010,173)  21,825,742
Net change in unrealized appreciation
  (depreciation) of investments, futures contracts
  and translation of assets and liabilities in
  foreign currency                                    8,827,358   25,902,907   52,679,625   14,611,780   (6,335,506)  10,777,276
                                                    -----------  -----------  -----------  -----------  -----------  -----------
    Net realized and unrealized gain (loss) on
      investments, futures contracts and foreign
      currency                                       30,438,936   47,084,640   62,010,159   26,177,809   (8,345,679)  32,603,018
                                                    -----------  -----------  -----------  -----------  -----------  -----------
        Change in net assets resulting from
          operations                                $32,433,008  $49,578,203  $66,569,395  $26,992,856  $(7,502,085) $41,068,384
                                                    -----------  -----------  -----------  -----------  -----------  -----------
Foreign taxes withheld from dividends               $        --  $        --  $        --  $        --  $   229,433  $        --
                                                    -----------  -----------  -----------  -----------  -----------  -----------

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              THE WACHOVIA FUNDS AND THE WACHOVIA MUNICIPAL FUNDS
                      STATEMENTS OF OPERATIONS--CONTINUED

                          YEAR ENDED NOVEMBER 30, 1997

                                                                           Wachovia               Wachovia    Wachovia
                                                              Wachovia    Short-Term  Wachovia     North       South
                                                                Fixed       Fixed      Georgia    Carolina    Carolina
                                                               Income       Income    Municipal  Municipal   Municipal
                                                                Fund         Fund     Bond Fund  Bond Fund   Bond Fund
-----------------------------------------------------------------------------------------------------------------------
Investment Income:
Dividends                                                    $   140,117  $   37,059  $      --  $       --  $       --
Interest                                                      12,370,498   7,168,238    782,849   2,438,907   5,724,914
                                                             -----------  ----------  ---------  ----------  ----------
    Total income                                              12,510,615   7,205,297    782,849   2,438,907   5,724,914
                                                             -----------  ----------  ---------  ----------  ----------
Expenses:
Investment advisory fee                                        1,123,245     632,994    113,578     365,397     767,628
Administrative personnel and services fee                        156,900      96,093     12,683      40,794      85,740
Custodian fees                                                    37,446      23,018      3,029       9,744      20,470
Transfer and dividend disbursing agent fees and expenses          89,117      52,061     51,907      59,285      89,291
Trustees' fees                                                     6,722       4,865        674         763       5,314
Auditing fees                                                     15,013      15,058     13,486      14,267      10,740
Legal fees                                                         7,771       6,658        690       3,885       6,857
Portfolio accounting fees                                         90,792      59,221     63,432      73,714      69,125
Distribution services fee--Class B Shares                            919          --         --          --          --
Shareholder services fee--Class A Shares                          13,137       6,504     15,543      27,427     144,641
Shareholder services fee--Class B Shares                             306          --         --          --          --
Share registration costs                                          40,046      39,064     29,493      36,333      20,581
Printing and postage                                               5,607       4,699      5,335       8,279       3,015
Insurance premiums                                                 2,139       1,757      1,088       1,324       2,117
Miscellaneous                                                     16,008      14,263      7,976       8,675       1,890
                                                             -----------  ----------  ---------  ----------  ----------
    Total expenses                                             1,605,168     956,255    318,914     649,887   1,227,409
                                                             -----------  ----------  ---------  ----------  ----------
Waivers and reimbursements--
  Waiver of investment advisory fee                             (205,339)   (224,696)  (113,578)   (208,414)   (489,271)
  Reimbursement of other operating expenses                           --          --    (50,501)         --          --
                                                             -----------  ----------  ---------  ----------  ----------
    Total waivers and reimbursements                            (205,339)   (224,696)  (164,079)   (208,414)   (489,271)
                                                             -----------  ----------  ---------  ----------  ----------
        Net expenses                                           1,399,829     731,559   (154,835)    441,473     738,138
                                                             -----------  ----------  ---------  ----------  ----------
            Net investment income                             11,110,786   6,473,738    628,014   1,997,434   4,986,776
                                                             -----------  ----------  ---------  ----------  ----------
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments, futures contracts
  and foreign currency transactions                              401,138     (47,627)    (8,085)     10,685      10,650
Net change in unrealized appreciation (depreciation) of
  investments, futures contracts and translation of assets
  and liabilities in foreign currency                            187,933    (466,786)   206,101     796,079   1,147,316
                                                             -----------  ----------  ---------  ----------  ----------
    Net realized and unrealized gain (loss) on investments,
      futures contracts and foreign currency                     589,071    (514,413)   198,016     806,764   1,157,966
                                                             -----------  ----------  ---------  ----------  ----------
        Change in net assets resulting from operations       $11,699,857  $5,959,325  $ 826,030  $2,804,198  $6,144,742
                                                             -----------  ----------  ---------  ----------  ----------
Foreign taxes withheld from dividends                        $        --  $       --  $      --  $       --  $       --
                                                             -----------  ----------  ---------  ----------  ----------

(See Notes which are an integral part of the Financial Statements)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              THE WACHOVIA FUNDS AND THE WACHOVIA MUNICIPAL FUNDS
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                    Wachovia                     Wachovia                     Wachovia
                                                   Equity Fund           Quantitative Equity Fund         Equity Index Fund
                                           ---------------------------  ---------------------------  ---------------------------
                                               Year          Year           Year          Year           Year          Year
                                              Ended          Ended         Ended          Ended         Ended          Ended
                                           November 30,  November 30,   November 30,  November 30,   November 30,  November 30,
                                               1997          1996           1997          1996           1997          1996
--------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
Operations--
  Net investment income                    $  1,994,072  $   2,201,687  $  2,493,563  $   2,254,916  $  4,559,236  $   4,454,110
  Net realized gain (loss) on
    investments, futures contracts and
    foreign currency transactions            21,611,578     19,131,328    21,181,733      7,530,844     9,330,534     10,769,067
  Net change in unrealized appreciation
    (depreciation) of investments,
    futures contracts and translation of
    assets and liabilities in foreign
    currency                                  8,827,358     10,638,899    25,902,907     21,813,876    52,679,625     35,375,170
                                           ------------  -------------  ------------  -------------  ------------  -------------
    Change in net assets resulting from
      operations                             32,433,008     31,971,914    49,578,203     31,599,636    66,569,395     50,598,347
                                           ------------  -------------  ------------  -------------  ------------  -------------
Distributions to Shareholders--
  Distributions from net investment
    income
    Class A Shares                             (232,040)    (2,069,120)     (252,900)    (1,630,989)     (407,720)    (3,509,012)
    Class B Shares                               (4,850)          (554)      (14,224)        (1,415)           --             --
    Class Y Shares                           (1,617,271)      (317,016)   (2,258,523)      (496,978)   (4,327,003)      (993,850)
  Distributions from net realized gain on
    investments, futures contracts and
    foreign currency
    Class A Shares                           (2,671,987)    (7,457,396)     (807,333)    (2,223,749)   (1,056,751)   (10,955,920)
    Class B Shares                             (136,882)            --       (76,012)            --            --             --
    Class Y Shares                          (16,595,269)            --    (7,488,144)            --   (12,242,705)            --
                                           ------------  -------------  ------------  -------------  ------------  -------------
    Change in net assets from
      distributions to shareholders         (21,258,299)    (9,844,086)  (10,897,136)    (4,353,131)  (18,034,179)   (15,458,782)
                                           ------------  -------------  ------------  -------------  ------------  -------------
Share Transactions--
  Proceeds from sale of shares               69,940,131    189,693,742    41,943,131    174,821,403    91,500,545    262,739,184
  Net asset value of shares issued to
    shareholders in payment of dividends
    declared                                 16,317,548      8,245,418    10,021,886      4,130,882    17,882,140     15,191,415
  Cost of shares redeemed                   (49,207,949)  (199,262,124)  (35,382,919)  (158,365,608)  (91,139,571)  (267,923,924)
                                           ------------  -------------  ------------  -------------  ------------  -------------
    Change in net assets from share
      transactions                           37,049,730     (1,322,964)   16,582,098     20,586,677    18,243,114     10,006,675
                                           ------------  -------------  ------------  -------------  ------------  -------------
      Change in net assets                   48,224,439     20,804,864    55,263,165     47,833,182    66,778,330     45,146,240
Net Assets:
  Beginning of period                       150,955,028    130,150,164   169,727,695    121,894,513   231,987,644    186,841,404
                                           ------------  -------------  ------------  -------------  ------------  -------------
  End of period                            $199,179,467  $ 150,955,028  $224,990,860  $ 169,727,695  $298,765,974  $ 231,987,644
                                           ------------  -------------  ------------  -------------  ------------  -------------
Undistributed net investment income
  included in net assets at end of period  $    139,911             --  $    334,146  $     366,230  $    558,633  $     734,120
                                           ------------  -------------  ------------  -------------  ------------  -------------
Net gain (loss) as computed for federal
  tax purposes                             $ 21,969,527  $  19,406,213  $ 20,877,543  $   8,371,356  $  6,555,110  $  13,269,519
                                           ------------  -------------  ------------  -------------  ------------  -------------

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              THE WACHOVIA FUNDS AND THE WACHOVIA MUNICIPAL FUNDS
                 STATEMENTS OF CHANGES IN NET ASSETS--CONTINUED

                                                Wachovia                    Wachovia                     Wachovia
                                          Special Values Fund         Emerging Markets Fund            Balanced Fund
                                       --------------------------  ---------------------------  ---------------------------
                                           Year          Year          Year          Year           Year          Year
                                          Ended         Ended         Ended          Ended         Ended          Ended
                                       November 30,  November 30,  November 30,  November 30,   November 30,  November 30,
                                           1997          1996          1997          1996           1997          1996
---------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
Operations--
  Net investment income                $    815,047   $  278,972   $    843,594  $     714,746  $  8,465,366  $   6,828,442
  Net realized gain (loss) on
    investments, futures contracts
    and foreign currency transactions    11,566,029    6,976,279     (2,010,173)        61,826    21,825,742     27,473,989
  Net change in unrealized
    appreciation (depreciation) of
    investments, futures contracts
    and translation of assets and
    liabilities in foreign currency      14,611,780    5,819,755     (6,335,506)     7,809,461    10,777,276      5,189,140
                                       ------------  ------------  ------------  -------------  ------------  -------------
    Change in net assets resulting
      from operations                    26,992,856   13,075,006     (7,502,085)     8,586,033    41,068,384     39,491,571
                                       ------------  ------------  ------------  -------------  ------------  -------------
Distributions to Shareholders--
  Distributions from net investment
    income
    Class A Shares                          (37,238)    (159,350)       (48,643)      (220,244)     (672,386)    (5,630,367)
    Class B Shares                               --           --             --             --       (71,302)        (2,544)
    Class Y Shares                         (307,189)          --     (1,158,562)            --    (7,260,971)    (1,430,793)
  Distributions from net realized
    gain on investments, futures
    contracts and foreign currency
    Class A Shares                         (749,987)  (1,814,204)        (1,807)            --    (2,073,561)    (5,927,062)
    Class B Shares                               --           --             --             --      (233,429)            --
    Class Y Shares                       (6,186,789)          --        (43,032)            --   (25,776,332)            --
                                       ------------  ------------  ------------  -------------  ------------  -------------
    Change in net assets from
      distributions to shareholders      (7,281,203)  (1,973,554)    (1,252,044)      (220,244)  (36,087,981)   (12,990,766)
                                       ------------  ------------  ------------  -------------  ------------  -------------
Share Transactions--
  Proceeds from sale of shares           60,929,497   84,294,300     46,209,018    170,757,238    93,790,901    287,699,284
  Net asset value of shares issued to
    shareholders in payment of
    dividends declared                    4,550,589    1,868,520        366,510         99,884    33,640,055     12,337,554
  Cost of shares redeemed               (28,264,108) (56,018,664)   (18,648,451)  (121,975,580)  (81,676,189)  (277,726,827)
                                       ------------  ------------  ------------  -------------  ------------  -------------
    Change in net assets from share
      transactions                       37,215,978   30,144,156     27,927,077     48,881,542    45,754,767     22,310,011
                                       ------------  ------------  ------------  -------------  ------------  -------------
      Change in net assets               56,927,631   41,245,608     19,172,948     57,247,331    50,735,170     48,810,816
Net Assets:
  Beginning of period                    65,338,682   24,093,074    128,523,214     71,275,883   256,232,311    207,421,495
                                       ------------  ------------  ------------  -------------  ------------  -------------
  End of period                        $122,266,313   $65,338,682  $147,696,162  $ 128,523,214  $306,967,481  $ 256,232,311
                                       ------------  ------------  ------------  -------------  ------------  -------------
Undistributed net investment income
  included in net assets at end of
  period                               $    737,862   $  267,242   $  1,616,910  $   1,478,908  $  1,489,127  $   1,028,420
                                       ------------  ------------  ------------  -------------  ------------  -------------
Net gain (loss) as computed for
  federal tax purposes                 $ 11,599,442   $6,991,741   $ (3,405,307) $     269,156  $ 21,079,435  $  28,082,552
                                       ------------  ------------  ------------  -------------  ------------  -------------

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              THE WACHOVIA FUNDS AND THE WACHOVIA MUNICIPAL FUNDS
                 STATEMENTS OF CHANGES IN NET ASSETS--CONTINUED

                                                                                  Wachovia                     Wachovia
                                                     Wachovia              Short-Term Fixed Income      Georgia Municipal Bond
                                                 Fixed Income Fund                  Fund                         Fund
                                            ---------------------------  ---------------------------  --------------------------
                                                Year          Year           Year          Year           Year          Year
                                               Ended          Ended         Ended          Ended         Ended         Ended
                                            November 30,  November 30,   November 30,  November 30,   November 30,  November 30,
                                                1997          1996           1997          1996           1997          1996
--------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
Operations--
  Net investment income                     $ 11,110,786  $  10,631,415  $  6,473,738  $   6,549,285   $  628,014    $  495,030
  Net realized gain (loss) on investments        401,138      1,687,779       (47,627)      (495,516)      (8,085)       31,331
  Net change in unrealized appreciation
    (depreciation) of investments                187,933     (2,913,248)     (466,786)      (187,582)     206,101        79,327
                                            ------------  -------------  ------------  -------------  ------------  ------------
    Change in net assets resulting from
      operations                              11,699,857      9,405,946     5,959,325      5,866,187      826,030       605,688
                                            ------------  -------------  ------------  -------------  ------------  ------------
Distributions to Shareholders--
  Distributions from net investment income
    Class A Shares                              (322,564)    (8,570,109)     (146,241)    (5,949,042)    (276,085)     (484,412)
    Class B Shares                                (6,034)        (1,660)           --             --           --            --
    Class Y Shares                           (10,855,582)    (2,030,423)   (6,039,048)    (1,398,673)    (351,929)      (10,618)
  Distributions from net realized gain on
    investments
    Class A Shares                                    --             --            --             --      (16,530)      (11,785)
    Class B Shares                                    --             --            --             --           --            --
    Class Y Shares                                    --             --            --             --      (14,820)           --
                                            ------------  -------------  ------------  -------------  ------------  ------------
    Change in net assets from
      distributions to shareholders          (11,184,180)   (10,602,192)   (6,185,289)    (7,347,715)    (659,364)     (506,815)
                                            ------------  -------------  ------------  -------------  ------------  ------------
Share Transactions--
  Proceeds from sale of shares                69,384,069    247,240,013    25,140,979    137,936,967    7,467,225    12,804,228
  Net asset value of shares issued to
    shareholders in payment of
    distributions declared                     7,430,398      8,147,703     5,994,718      7,199,936      279,914       298,680
  Cost of shares redeemed                    (62,554,695)  (243,235,068)  (50,426,221)  (150,562,107)  (3,408,420)   (9,088,233)
                                            ------------  -------------  ------------  -------------  ------------  ------------
    Change in net assets from share
      transactions                            14,259,772     12,152,648   (19,290,524)    (5,425,204)   4,338,719     4,014,675
                                            ------------  -------------  ------------  -------------  ------------  ------------
      Change in net assets                    14,775,449     10,956,402   (19,516,488)    (6,906,732)   4,505,385     4,113,548
Net Assets:
  Beginning of period                        180,802,013    169,845,611   117,812,908    124,719,640   14,333,522    10,219,974
                                            ------------  -------------  ------------  -------------  ------------  ------------
  End of period                             $195,577,462  $ 180,802,013  $ 98,296,420  $ 117,812,908   $18,838,907   $14,333,522
                                            ------------  -------------  ------------  -------------  ------------  ------------
Undistributed net investment income
  included in net assets at end of period   $    255,123  $     328,517  $    439,852  $     150,693           --            --
                                            ------------  -------------  ------------  -------------  ------------  ------------
Net gain (loss) as computed for federal
  tax purposes                              $    264,995  $   1,803,528  $    (86,270) $    (467,185)  $    5,985    $   31,331
                                            ------------  -------------  ------------  -------------  ------------  ------------

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              THE WACHOVIA FUNDS AND THE WACHOVIA MUNICIPAL FUNDS
                 STATEMENTS OF CHANGES IN NET ASSETS--CONTINUED

                                                                                Wachovia                    Wachovia
                                                                        North Carolina Municipal    South Carolina Municipal
                                                                               Bond Fund                   Bond Fund
                                                                       --------------------------  --------------------------
                                                                           Year          Year          Year          Year
                                                                          Ended         Ended         Ended         Ended
                                                                       November 30,  November 30,  November 30,  November 30,
                                                                           1997          1996          1997          1996
-----------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
Operations--
  Net investment income                                                 $1,997,434    $1,188,362   $  4,986,776  $  5,055,130
  Net realized gain (loss) on investments                                   10,685        86,649         10,650       403,809
  Net change in unrealized appreciation (depreciation) of investments      796,079       607,688      1,147,316      (118,760)
                                                                       ------------  ------------  ------------  ------------
    Change in net assets resulting from operations                       2,804,198     1,882,699      6,144,742     5,340,179
                                                                       ------------  ------------  ------------  ------------
Distributions to Shareholders--
  Distributions from net investment income
    Class A Shares                                                        (473,828)   (1,149,617)    (3,029,296)   (4,983,121)
    Class B Shares                                                              --            --             --            --
    Class Y Shares                                                      (1,512,338)      (38,745)    (1,957,480)      (72,009)
  Distributions from net realized gain on investments
    Class A Shares                                                         (28,618)      (91,423)      (255,495)     (300,151)
    Class B Shares                                                              --            --             --            --
    Class Y Shares                                                         (60,175)           --       (148,165)           --
                                                                       ------------  ------------  ------------  ------------
    Change in net assets from distributions to shareholders             (2,074,959)   (1,279,785)    (5,390,436)   (5,355,281)
                                                                       ------------  ------------  ------------  ------------
Share Transactions--
  Proceeds from sale of shares                                          20,407,274    51,438,806     20,124,701    58,383,436
  Net asset value of shares issued to shareholders in payment of
    distributions declared                                                 523,177       580,018      2,257,902     2,158,700
  Cost of shares redeemed                                               (8,027,587)  (29,265,298)   (17,051,285)  (51,760,595)
                                                                       ------------  ------------  ------------  ------------
    Change in net assets from share transactions                        12,902,864    22,753,526      5,331,318     8,781,541
                                                                       ------------  ------------  ------------  ------------
      Change in net assets                                              13,632,103    23,356,440      6,085,624     8,766,439
Net Assets:
  Beginning of period                                                   42,035,224    18,678,784    102,491,286    93,724,847
                                                                       ------------  ------------  ------------  ------------
  End of period                                                         $55,667,327   $42,035,224  $108,576,910  $102,491,286
                                                                       ------------  ------------  ------------  ------------
Undistributed net investment income included in net assets at end of
  period                                                                $   11,268            --             --            --
                                                                       ------------  ------------  ------------  ------------
Net gain (loss) as computed for federal tax purposes                    $   20,140    $   86,649   $     10,650  $    403,809
                                                                       ------------  ------------  ------------  ------------

(See Notes which are an integral part of the Financial Statements)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              THE WACHOVIA FUNDS AND THE WACHOVIA MUNICIPAL FUNDS
                      FINANCIAL HIGHLIGHTS--CLASS A SHARES

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                        Net Realized and                                 Distributions from
                                        Unrealized Gain/                                  Net Realized Gain
                                            (Loss) on                                       on Investment
                               Net        Investments,                                      Transactions,
               Net Asset   Investment        Futures                      Distributions        Futures
                Value,       Income/     Contracts, and     Total from      from Net        Contracts and
Period Ended   beginning   (Operating   Foreign Currency    Investment     Investment     Foreign Currency        Total
November 30,   of period      Loss)       Transactions      Operations       Income         Transactions      Distributions
---------------------------------------------------------------------------------------------------------------------------
WACHOVIA EQUITY FUND
  1993(a)      $   10.00         0.12            0.25             0.37          (0.09)               --             (0.09)
  1994         $   10.28         0.20            0.12             0.32          (0.20)            (0.08)            (0.28)
  1995         $   10.32         0.23            2.64             2.87          (0.25)            (0.23)            (0.48)
  1996         $   12.71         0.22(i)          2.83            3.05          (0.22)            (0.73)            (0.95)
  1997         $   14.81         0.14(i)          2.43            2.57          (0.13)            (1.86)            (1.99)
WACHOVIA QUANTITATIVE EQUITY FUND
  1994(b)      $   10.00         0.12           (0.43)           (0.31)         (0.09)               --             (0.09)
  1995         $    9.60         0.22            3.51             3.73          (0.22)               --             (0.22)
  1996         $   13.11         0.24(i)          2.77            3.01          (0.21)            (0.24)            (0.45)
  1997         $   15.67         0.18(i)          4.14            4.32          (0.20)            (0.79)            (0.99)
WACHOVIA EQUITY INDEX FUND
  1993(a)      $   10.00         0.15            0.43             0.58          (0.11)               --             (0.11)
  1994         $   10.47         0.25           (0.19)            0.06          (0.24)            (0.02)            (0.26)
  1995         $   10.27         0.28            3.37             3.65          (0.27)            (0.03)            (0.30)
  1996         $   13.62         0.32(i)          3.13            3.45          (0.31)            (0.78)            (1.09)
  1997         $   15.98         0.25(i)          3.85            4.10          (0.28)            (0.91)            (1.19)
WACHOVIA SPECIAL VALUES FUND
  1993(a)      $   10.00        (0.002)          0.242            0.24             --                --                --
  1994         $   10.24         0.06           (0.22)           (0.16)         (0.05)            (0.28)            (0.33)
  1995         $    9.75         0.09            2.42             2.51          (0.02)            (0.06)            (0.08)
  1996         $   12.18         0.35            4.13             4.48          (0.08)            (0.91)            (0.99)
  1997         $   15.67         0.13(i)          4.53            4.66          (0.08)            (1.61)            (1.69)
WACHOVIA EMERGING MARKETS FUND
  1995(c)      $   10.00         0.05            0.36             0.41             --                --                --
  1996         $   10.41         0.09(i)          1.20            1.29          (0.03)               --             (0.03)
  1997         $   11.67         0.03(i)         (0.47)          (0.44)         (0.11)               --             (0.11)
WACHOVIA BALANCED FUND
  1993(a)      $   10.00         0.19            0.29             0.48          (0.15)               --             (0.15)
  1994         $   10.33         0.35           (0.38)           (0.03)         (0.33)            (0.04)            (0.37)
  1995         $    9.93         0.40            2.13             2.53          (0.38)            (0.16)            (0.54)
  1996         $   11.92         0.38(i)          1.72            2.10          (0.38)            (0.34)            (0.72)
  1997         $   13.30         0.34(i)          1.40            1.74          (0.34)            (1.44)            (1.78)
WACHOVIA FIXED INCOME FUND
  1993(a)      $   10.00         0.31           (0.01)            0.30          (0.30)               --             (0.30)
  1994         $   10.00         0.56           (0.98)           (0.42)         (0.55)            (0.06)            (0.61)
  1995         $    8.97         0.58            0.92             1.50          (0.57)               --             (0.57)
  1996         $    9.90         0.61(i)         (0.09)           0.52          (0.59)               --             (0.59)
  1997         $    9.83         0.54(i)          0.04            0.58          (0.56)               --             (0.56)
WACHOVIA SHORT-TERM FIXED INCOME FUND
  1993(a)      $   10.00         0.27           (0.10)            0.17          (0.26)               --             (0.26)
  1994         $    9.91         0.45           (0.33)            0.12          (0.45)               --             (0.45)
  1995         $    9.58         0.59            0.24             0.83          (0.52)               --             (0.52)
  1996         $    9.89         0.56(i)         (0.06)           0.50          (0.60)               --             (0.60)
  1997         $    9.79         0.50(i)         (0.01)           0.49          (0.51)               --             (0.51)
WACHOVIA GEORGIA MUNICIPAL BOND FUND
  1995(c)      $   10.00         0.41            0.96             1.37          (0.41)               --             (0.41)
  1996         $   10.96         0.47            0.05             0.52          (0.47)            (0.01)            (0.48)
  1997         $   11.00         0.44            0.13             0.57          (0.44)            (0.02)            (0.46)
WACHOVIA NORTH CAROLINA MUNICIPAL BOND FUND
  1995(c)      $   10.00         0.43            0.99             1.42          (0.43)               --             (0.43)
  1996         $   10.99         0.45            0.09             0.54          (0.45)            (0.05)            (0.50)
  1997         $   11.03         0.43            0.14             0.57          (0.43)            (0.02)            (0.45)
WACHOVIA SOUTH CAROLINA MUNICIPAL BOND FUND (D)
  9/30/91(e)   $   10.00         0.43            0.17             0.60          (0.43)               --             (0.43)
  9/30/92      $   10.17         0.60            0.36             0.96          (0.60)               --             (0.60)
  9/30/93      $   10.53         0.59            0.74             1.33          (0.59)               --             (0.59)
 11/30/93(f)   $   11.27         0.10           (0.15)           (0.05)         (0.10)               --             (0.10)
  11/30/94     $   11.12         0.56           (1.04)           (0.48)         (0.56)            (0.03)            (0.59)
  11/30/95     $   10.05         0.56            1.10             1.66          (0.56)            (0.10)            (0.66)
  11/30/96     $   11.05         0.55            0.03             0.58          (0.55)            (0.03)            (0.58)
  11/30/97     $   11.05         0.53            0.11             0.64          (0.52)            (0.05)            (0.57)

 * Computed on an annualized basis.

 (a) Reflects operations for the period from May 10, 1993 (date of initial public investment) to November 30, 1993.

 (b) Reflects operations for the period from March 28, 1994 (date of initial public investment) to November 30, 1994.

 (c) Reflects operations for the period from December 26, 1994 (date of initial public investment) to November 30, 1995.

 (d) Prior to November 30, 1993 the Fund's fiscal year end was September 30.

 (e) Reflects operations for the period from January 11, 1991 (date of initial public investment) to September 30, 1991.

 (f) Reflects operations for the two months ended November 30, 1993.

 (g) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(h) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

 (i) Per share information is based on average shares outstanding.

 (j) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              THE WACHOVIA FUNDS AND THE WACHOVIA MUNICIPAL FUNDS
                FINANCIAL HIGHLIGHTS--CLASS A SHARES--CONTINUED

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                 Ratios to Average Net Assets                              Average
               Net Asset                                  Net                             Net Assets,    Commission
Period Ended  Value, end      Total                   Investment      Expense Waiver/    end of period      Rate        Portfolio
November 30,   of period    Return(g)    Expenses       Income       Reimbursement(h)    (000 omitted)     Paid(j)    Turnover Rate
-----------------------------------------------------------------------------------------------------------------------------------
WACHOVIA EQUITY FUND
  1993(a)      $   10.28         3.68%        0.81%*        2.18%*            0.32%*       $   61,997            --            50%
  1994         $   10.32         3.10%        0.87%         1.98%             0.16%        $   87,022            --            35%
  1995         $   12.71        28.74%        0.90%         1.99%             0.07%        $  130,150            --            65%
  1996         $   14.81        25.56%        0.90%         1.62%             0.15%        $   20,774     $  0.0652            64%
  1997         $   15.39        20.22%        1.14%         0.95%             0.07%        $   39,494     $  0.0434           124%
WACHOVIA QUANTITATIVE EQUITY FUND
  1994(b)      $    9.60        (3.08%)       0.90%*        1.83%*            0.10%*       $   91,979            --            64%
  1995         $   13.11        39.33%        0.87%         1.93%             0.10%        $  121,895            --            63%
  1996         $   15.67        23.74%        0.87%         1.70%             0.15%        $   15,742     $  0.0532            44%
  1997         $   19.00        29.38%        1.11%         1.09%             0.07%        $   35,413     $  0.0493            74%
WACHOVIA EQUITY INDEX FUND
  1993(a)      $   10.47         5.80%        0.43%*        2.54%*            0.12%*       $  149,266            --             9%
  1994         $   10.27         0.56%        0.46%         2.44%             0.08%        $  183,852            --             9%
  1995         $   13.62        36.15%        0.48%         2.39%             0.05%        $  186,841            --            60%
  1996         $   15.98        27.19%        0.48%         2.23%             0.13%        $   18,154     $  0.0137            12%
  1997         $   18.89        27.55%        0.72%         1.46%             0.02%        $   50,917     $  0.0247             4%
WACHOVIA SPECIAL VALUES FUND
  1993(a)      $   10.24         2.40%        1.25%*       (0.03%)*           1.79%*       $   12,072            --            68%
  1994         $    9.75        (1.61%)       1.13%         0.63%             1.09%        $   17,431            --            62%
  1995         $   12.18        25.91%        1.29%         0.80%             0.58%        $   24,093            --            57%
  1996         $   15.67        39.78%        1.21%         0.47%             0.29%        $    6,642     $  0.0650            38%
  1997         $   18.64        33.08%        1.35%         0.74%             0.01%        $   37,766     $  0.0534            46%
WACHOVIA EMERGING MARKETS FUND
  1995(c)      $   10.41         4.10%        1.80%*        0.85%*            0.28%*       $   71,276            --            17%
  1996         $   11.67        12.45%        1.69%         0.73%             0.09%        $    5,488     $  0.0009            30%
  1997         $   11.12        (3.82%)       1.79%         0.26%             0.00%        $    7,996     $  0.0011            60%
WACHOVIA BALANCED FUND
  1993(a)      $   10.33         4.89%        0.75%*        3.30%*            0.19%*       $  166,271            --            60%
  1994         $    9.93        (0.39%)       0.75%         3.46%             0.17%        $  194,430            --            74%
  1995         $   11.92        26.32%        0.76%         3.58%             0.16%        $  207,421            --           102%
  1996         $   13.30        18.55%        0.76%         3.05%             0.24%        $   18,619     $  0.0545            99%
  1997         $   13.26        15.17%        1.02%         2.77%             0.16%        $   50,968     $  0.0732           143%
WACHOVIA FIXED INCOME FUND
  1993(a)      $   10.00         3.02%        0.68%*        5.44%*            0.19%*       $  140,325            --           149%
  1994         $    8.97        (4.30%)       0.71%         5.90%             0.13%        $  148,751            --           148%
  1995         $    9.90        17.20%        0.74%         6.07%             0.10%        $  169,846            --           155%
  1996         $    9.83         5.51%        0.74%         6.05%             0.18%        $    4,853            --           181%
  1997         $    9.85         6.14%        0.98%         5.65%             0.11%        $   10,039            --           174%
WACHOVIA SHORT-TERM FIXED INCOME FUND
  1993(a)      $    9.91         1.69%        0.58%*        4.78%*            0.22%*       $  154,459            --            73%
  1994         $    9.58         1.27%        0.60%         4.62%             0.18%        $  148,326            --           151%
  1995         $    9.89         8.82%        0.63%         5.83%             0.18%        $  124,720            --           147%
  1996         $    9.79         5.29%        0.63%         5.50%             0.27%        $    1,675            --           145%
  1997         $    9.77         5.10%        0.87%         5.49%             0.19%        $    7,233            --           215%
WACHOVIA GEORGIA MUNICIPAL BOND FUND
  1995(c)      $   10.96        13.93%        0.92%*        4.30%*            1.88%*       $   10,220            --            14%
  1996         $   11.00         4.97%        0.89%         4.40%             1.61%        $    7,531            --            14%
  1997         $   11.11         5.41%        1.14%         4.03%             1.11%        $    6,531            --            25%
WACHOVIA NORTH CAROLINA MUNICIPAL BOND FUND
  1995(c)      $   10.99        14.40%        0.85%*        4.40%*            1.19%*       $   18,679            --            19%
  1996         $   11.03         5.17%        0.84%         4.24%             0.77%        $   13,752            --             7%
  1997         $   11.15         5.36%        1.07%         3.91%             0.44%        $   11,563            --            17%
WACHOVIA SOUTH CAROLINA MUNICIPAL BOND FUND (D)
  9/30/91(e)   $   10.17         6.32%        0.82%*        5.73%*            0.86%*       $   21,438            --             0%
  9/30/92      $   10.53         9.73%        0.61%         5.83%             0.73%        $   63,139            --             0%
  9/30/93      $   11.27        13.03%        0.55%         5.46%             0.62%        $   82,674            --             4%
 11/30/93(f)   $   11.12        (0.48%)       0.55%*        5.11%*            0.60%*       $   83,371            --             2%
  11/30/94     $   10.05        (4.52%)       0.60%         5.22%             0.59%        $   75,995            --            23%
  11/30/95     $   11.05        16.97%        0.58%         5.23%             0.55%        $   93,725            --            15%
  11/30/96     $   11.05         5.54%        0.57%         5.10%             0.59%        $   65,981            --            20%
  11/30/97     $   11.12         6.01%        0.81%         4.79%             0.48%        $   64,696            --            12%

 * Computed on an annualized basis.

 (a) Reflects operations for the period from May 10, 1993 (date of initial public investment) to November 30, 1993.

 (b) Reflects operations for the period from March 28, 1994 (date of initial public investment) to November 30, 1994.

 (c) Reflects operations for the period from December 26, 1994 (date of initial public investment) to November 30, 1995.

 (d) Prior to November 30, 1993 the Fund's fiscal year end was September 30.

 (e) Reflects operations for the period from January 11, 1991 (date of initial public investment) to September 30, 1991.

 (f) Reflects operations for the two months ended November 30, 1993.

 (g) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(h) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

 (i) Per share information is based on average shares outstanding.

 (j) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              THE WACHOVIA FUNDS AND THE WACHOVIA MUNICIPAL FUNDS
                      FINANCIAL HIGHLIGHTS--CLASS B SHARES

                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                               Distributions
                                           Net Realized and                                  from Net Realized
                                           Unrealized Gain/                                       Gain on
                                               (Loss) on                                        Investment
                                             Investments,                                      Transactions,
               Net Asset                        Futures                       Distributions  Futures Contracts
                Value,          Net          Contracts and      Total From      from Net        and Foreign
Period Ended   beginning    Investment     Foreign Currency     Investment     Investment        Currency           Total
November 30,   of period      Income         Transactions       Operations       Income        Transactions     Distributions
-----------------------------------------------------------------------------------------------------------------------------
WACHOVIA EQUITY FUND
  1996(a)      $   12.43          0.02              2.37              2.39          (0.03)              --            (0.03)
  1997         $   14.79          0.04              2.42              2.46          (0.04)           (1.86)           (1.90)
WACHOVIA QUANTITATIVE EQUITY FUND
  1996(a)      $   13.09          0.04              2.56              2.60          (0.04)              --            (0.04)
  1997         $   15.65          0.08              4.10              4.18          (0.09)           (0.79)           (0.88)
WACHOVIA BALANCED FUND
  1996(a)      $   11.68          0.09              1.59              1.68          (0.07)              --            (0.07)
  1997         $   13.29          0.26              1.38              1.64          (0.26)           (1.44)           (1.70)
WACHOVIA FIXED INCOME FUND
  1996(a)      $    9.45          0.15              0.40              0.55          (0.17)              --            (0.17)
  1997         $    9.83          0.48              0.01              0.49          (0.48)              --            (0.48)

 * Computed on an annualized basis.

 (a) Reflects operations for the period from July 22, 1996 (date of initial public investment) to November 30, 1996.

 (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

 (d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              THE WACHOVIA FUNDS AND THE WACHOVIA MUNICIPAL FUNDS
                FINANCIAL HIGHLIGHTS--CLASS B SHARES--CONTINUED

                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                     Ratios to Average Net Assets                             Average
                 Net Asset                                    Net             Expense         Net Assets,   Commission
Period Ended      Value,          Total                   Investment          Waiver/        end of period     Rate
November 30,   end of period    Return(b)    Expenses       Income       Reimbursement(c)    (000 omitted)    Paid(d)
-----------------------------------------------------------------------------------------------------------------------
WACHOVIA EQUITY FUND
  1996(a)        $   14.79          19.25%        1.90%*        0.02%*            0.20%*       $     976     $  0.0652
  1997           $   15.35          19.27%        1.90%         0.18%             0.06%        $   3,448     $  0.0434
WACHOVIA QUANTITATIVE EQUITY FUND
  1996(a)        $   15.65          19.90%        1.87%*        0.46%*            0.11%*       $   1,414     $  0.0532
  1997           $   18.95          28.33%        1.85%         0.31%             0.07%        $   6,564     $  0.0493
WACHOVIA BALANCED FUND
  1996(a)        $   13.29          14.47%        1.76%*        1.93%*            0.16%*       $   1,821     $  0.0545
  1997           $   13.23          14.19%        1.78%         2.01%             0.16%        $   5,916     $  0.0732
WACHOVIA FIXED INCOME FUND
  1996(a)        $    9.83           5.83%        1.74%*        5.20%*            0.13%*       $     113            --
  1997           $    9.84           5.21%        1.75%         4.89%             0.11%        $     140            --


                                           Portfolio
Period Ended                               Turnover
November 30,                                 Rate
------------                             -----------
WACHOVIA EQUITY FUND
  1996(a)                                    64%
  1997                                      124%
WACHOVIA QUANTITATIVE EQUITY FUND
  1996(a)                                    44%
  1997                                       74%
WACHOVIA BALANCED FUND
  1996(a)                                    99%
  1997                                      143%
WACHOVIA FIXED INCOME FUND
  1996(a)                                   181%
  1997                                      174%

 * Computed on an annualized basis.

 (a) Reflects operations for the period from July 22, 1996 (date of initial public investment) to November 30, 1996.

 (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

 (d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              THE WACHOVIA FUNDS AND THE WACHOVIA MUNICIPAL FUNDS
                      FINANCIAL HIGHLIGHTS--CLASS Y SHARES

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                          Net Realized and                                 Distributions from
                                          Unrealized Gain/                                  Net Realized Gain
                                              (Loss) on                                       on Investment
                                            Investments,                                      Transactions,
               Net Asset                       Futures                      Distributions   Futures Contracts
                Value,          Net        Contracts, and     Total From      from Net         and Foreign
Period Ended   beginning    Investment    Foreign Currency    Investment     Investment         Currency            Total
November 30,   of period      Income        Transactions      Operations       Income         Transactions      Distributions
-----------------------------------------------------------------------------------------------------------------------------
WACHOVIA EQUITY FUND
  1996(a)      $   12.43          0.03             2.40             2.43          (0.05)               --             (0.05)
  1997         $   14.81          0.17             2.43             2.60          (0.16)            (1.86)            (2.02)
WACHOVIA QUANTITATIVE EQUITY FUND
  1996(a)      $   13.09          0.04             2.60             2.64          (0.06)               --             (0.06)
  1997         $   15.67          0.23             4.12             4.35          (0.23)            (0.79)            (1.02)
WACHOVIA EQUITY INDEX FUND
  1996(a)      $   13.37           .09(d)          2.60             2.69          (0.08)               --             (0.08)
  1997         $   15.98          0.29             3.86             4.15          (0.31)            (0.91)            (1.22)
WACHOVIA SPECIAL VALUES FUND
  1996(a)      $   13.62          0.03             2.02             2.05             --                --                --
  1997         $   15.67          0.16             4.53             4.69          (0.08)            (1.61)            (1.69)
WACHOVIA EMERGING MARKETS FUND
  1996(a)      $   11.92          0.01(d)         (0.26)           (0.25)            --                --                --
  1997         $   11.67          0.07            (0.50)           (0.43)         (0.11)               --             (0.11)
WACHOVIA BALANCED FUND
  1996(a)      $   11.68          0.08             1.63             1.71          (0.09)               --             (0.09)
  1997         $   13.30          0.38             1.39             1.77          (0.37)            (1.44)            (1.81)
WACHOVIA FIXED INCOME FUND
  1996(a)      $    9.45          0.17             0.40             0.57          (0.19)               --             (0.19)
  1997         $    9.83          0.57             0.03             0.60          (0.58)               --             (0.58)
WACHOVIA SHORT-TERM FIXED INCOME FUND
  1996(a)      $    9.67          0.11(d)          0.18             0.29          (0.17)               --             (0.17)
  1997         $    9.79          0.56            (0.05)            0.51          (0.53)               --             (0.53)
WACHOVIA GEORGIA MUNICIPAL BOND FUND
  1996(a)      $   10.71          0.17             0.29             0.46          (0.17)               --             (0.17)
  1997         $   11.00          0.47             0.13             0.60          (0.47)            (0.02)            (0.49)
WACHOVIA NORTH CAROLINA MUNICIPAL BOND FUND
  1996(a)      $   10.71          0.16             0.32             0.48          (0.16)               --             (0.16)
  1997         $   11.03          0.46             0.13             0.59          (0.45)            (0.02)            (0.47)
WACHOVIA SOUTH CAROLINA MUNICIPAL BOND FUND
  1996(a)      $   10.73          0.20             0.32             0.52          (0.20)               --             (0.20)
  1997         $   11.05          0.55             0.12             0.67          (0.55)            (0.05)            (0.60)

 * Computed on an annualized basis.

 (a) Reflects operations for the period from July 22, 1996 (date of initial public investment) to November 30,1996.

 (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

 (d) Per share information is based on average shares outstanding.

 (e) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              THE WACHOVIA FUNDS AND THE WACHOVIA MUNICIPAL FUNDS
                FINANCIAL HIGHLIGHTS--CLASS Y SHARES--CONTINUED

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                     Ratios to Average Net Assets                              Average
                 Net Asset                                    Net             Expense         Net Assets,    Commission
Period Ended      Value,          Total                   Investment          Waiver/        end of period      Rate
November 30,   end of period    Return(b)    Expenses       Income       Reimbursement(c)    (000 omitted)     Paid(e)
------------------------------------------------------------------------------------------------------------------------
WACHOVIA EQUITY FUND
  1996(a)        $   14.81          19.57%        0.90%*        0.91%*            0.19%*       $  129,205     $  0.0652
  1997           $   15.39          20.44%        0.90%         1.18%             0.07%        $  156,238     $  0.0434
WACHOVIA QUANTITATIVE EQUITY FUND
  1996(a)        $   15.67          20.19%        0.87%*        1.19%*            0.11%*       $  152,571     $  0.0532
  1997           $   19.00          29.60%        0.87%         1.35%             0.08%        $  183,019     $  0.0493
WACHOVIA EQUITY INDEX FUND
  1996(a)        $   15.98          20.14%        0.48%*        1.92%*            0.06%*       $  213,833     $  0.0137
  1997           $   18.91          27.91%        0.47%         1.72%             0.02%        $  248,030     $  0.0247
WACHOVIA SPECIAL VALUES FUND
  1996(a)        $   15.67          15.05%        1.15%*        1.76%*            0.24%*       $   58,697     $  0.0650
  1997           $   18.67          33.29%        1.11%         0.88%             0.02%        $   84,501     $  0.0534
WACHOVIA EMERGING MARKETS FUND
  1996(a)        $   11.67           0.00%        0.63%*        0.45%*            0.13%*       $  123,036     $  0.0009
  1997           $   11.13          (3.73%)       1.54%         0.54%             0.00%        $  139,700     $  0.0011
WACHOVIA BALANCED FUND
  1996(a)        $   13.30          14.69%        0.76%*        2.85%*            0.16%*       $  235,791     $  0.0545
  1997           $   13.26          15.37%        0.77%         3.02%             0.16%        $  250,083     $  0.0732
WACHOVIA FIXED INCOME FUND
  1996(a)        $    9.83           6.12%        0.75%*        6.33%*            0.14%*       $  175,836            --
  1997           $    9.85           6.38%        0.74%         5.91%             0.11%        $  185,398            --
WACHOVIA SHORT-TERM FIXED INCOME FUND
  1996(a)        $    9.79           3.00%        0.64%*        5.77%*            0.19%*       $  116,138            --
  1997           $    9.77           5.33%        0.63%         5.63%             0.20%        $   91,063            --
WACHOVIA GEORGIA MUNICIPAL BOND FUND
  1996(a)        $   11.00           4.31%        0.89%*        4.84%*            1.57%*       $    6,803            --
  1997           $   11.11           5.63%        0.92%         4.24%             1.06%        $   12,308            --
WACHOVIA NORTH CAROLINA MUNICIPAL BOND FUND
  1996(a)        $   11.03           4.55%        0.84%*        4.16%*            0.65%*       $   28,283            --
  1997           $   11.15           5.57%        0.85%         4.16%             0.42%        $   44,104            --
WACHOVIA SOUTH CAROLINA MUNICIPAL BOND FUND
  1996(a)        $   11.05           4.86%        0.57%*        5.56%*            0.54%*       $   36,511            --
  1997           $   11.12           6.23%        0.58%         5.01%             0.48%        $   43,881            --


                                             Portfolio
Period Ended                                 Turnover
November 30,                                    Rate
------------                                 ---------
WACHOVIA EQUITY FUND
  1996(a)                                      64%
  1997                                        124%
WACHOVIA QUANTITATIVE EQUITY FUND
  1996(a)                                      44%
  1997                                         74%
WACHOVIA EQUITY INDEX FUND
  1996(a)                                      12%
  1997                                          4%
WACHOVIA SPECIAL VALUES FUND
  1996(a)                                      38%
  1997                                         46%
WACHOVIA EMERGING MARKETS FUND
  1996(a)                                      30%
  1997                                         60%
WACHOVIA BALANCED FUND
  1996(a)                                      99%
  1997                                        143%
WACHOVIA FIXED INCOME FUND
  1996(a)                                     181%
  1997                                        174%
WACHOVIA SHORT-TERM FIXED INCOME FUND
  1996(a)                                     145%
  1997                                        215%
WACHOVIA GEORGIA MUNICIPAL BOND FUND
  1996(a)                                      14%
  1997                                         25%
WACHOVIA NORTH CAROLINA MUNICIPAL BOND FUND
  1996(a)                                       7%
  1997                                         17%
WACHOVIA SOUTH CAROLINA MUNICIPAL BOND FUND
  1996(a)                                      20%
  1997                                         12%

 * Computed on an annualized basis.

 (a) Reflects operations for the period from July 22, 1996 (date of initial public investment) to November 30, 1996.

 (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

 (d) Per share information is based on average shares outstanding.

 (e) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(See Notes which are an integral part of the Financial Statements)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               THE WACHOVIA FUNDS
                          THE WACHOVIA MUNICIPAL FUNDS
                     COMBINED NOTES TO FINANCIAL STATEMENTS

                               NOVEMBER 30, 1997

1. ORGANIZATION

The Wachovia Funds and The Wachovia Municipal Funds (individually referred to as the "Trust" or collectively as the "Trusts") are registered under the Investment Company Act of 1940, as amended (the "Act") as open-end management investment companies. The Trusts consist of fifteen portfolios. The financial statements of the following portfolios (individually referred to as the "Fund" or collectively as the "Funds") are presented herein:

                              THE WACHOVIA FUNDS*

                 Portfolio Name                                           Investment Objective
Wachovia Equity Fund ("Equity Fund")              To produce growth of principal and income.
Wachovia Quantitative Equity Fund                 To provide growth of principal and income.
("Quantitative Equity Fund")
Wachovia                                          Equity Index Fund ("Equity
                                                  Index Fund") To provide a
                                                  total return that approximates
                                                  that of the stock market as
                                                  measured by the S&P 500 Index.
Wachovia Special Values Fund ("Special            To produce growth of principal.
Values Fund")
Wachovia Emerging Markets Fund                    To produce long-term capital appreciation.
("Emerging Markets Fund")
Wachovia Balanced Fund ("Balanced Fund") To provide long-term growth of principal and current income. Wachovia Fixed Income Fund ("Fixed Income Fund")
To seek a high level of total return. Wachovia Short-Term Fixed Income Fund To produce a high level of current income with a minimum of principal ("Short-Term
Fixed Income Fund") volatility.

                          THE WACHOVIA MUNICIPAL FUNDS

                 Portfolio Name                                           Investment Objective
Wachovia Georgia Municipal Bond Fund ("Georgia    To provide current income which is exempt from federal regular income
Municipal Bond Fund")**                           tax and the personal income taxes imposed by the State of Georgia.
Wachovia North Carolina Municipal Bond Fund       To provide current income which is exempt from federal regular income
("North Carolina Municipal Bond Fund")**          tax and the income tax imposed by the State of North Carolina.
Wachovia South Carolina Municipal Bond Fund       To provide current income which is exempt from federal regular income
("South Carolina Municipal Bond Fund")**          tax and South Carolina state income taxes.

 * In addition, The Wachovia Funds offer the following money market portfolios, each having distinctive investment objectives and policies: Wachovia Money Market Fund, Wachovia Prime Cash Management Fund, Wachovia Tax-Free Money Market Fund, and Wachovia U.S. Treasury Money Market Fund. The financial statements of the money market portfolios are presented separately.

** Non-diversified portfolio.

The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

On July 31, 1997, the Trust, and each of the underlying portfolios and classes, changed its name from The Biltmore Funds and The Biltmore Municipal Funds to The Wachovia Funds and The Wachovia Municipal Funds, respectively.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.


     INVESTMENT VALUATIONS--Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, unlisted securities and private placement securities are generally valued at the latest bid prices as furnished by an independent pricing service. Listed equity securities and investments in closed-end investment companies are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect at 12:00 noon, eastern time, on the day the value of the foreign security is determined.

     REPURCHASE AGREEMENTS--It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

     The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to the guidelines and/or standards established and reviewed by the Boards of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

     INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded after the ex-dividend date based upon when the Fund is reasonably able to obtain information.

     FEDERAL TAXES--It is the Funds' policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.

     Withholding taxes on foreign interest and dividends have been provided for in accordance with the Emerging Markets Fund's understanding of the applicable countries' tax rules and rates.

     At November 30, 1997, the Funds listed below, for federal tax purposes, had capital loss carryforwards, as noted, which will reduce each Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax.

                                          Total         Amount       Amount        Amount       Amount       Amount
                                        Tax Loss       Expiring     Expiring      Expiring     Expiring     Expiring
Fund                                  Carryforward     In 2001      In 2002       In 2003      In 2004      In 2005
Fixed Income Fund                     $   2,938,421           --  $  1,681,174  $  1,257,247          --            --
Short-Term Fixed Income Fund          $   4,087,884   $  493,199  $  2,790,650  $    250,580  $  467,184  $     86,271
Emerging Markets Fund                 $   3,405,307           --            --            --          --  $  3,405,307

     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

     DEFERRED EXPENSES--The costs incurred by each Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized over a period not to exceed five years from each Fund's commencement date.

     FUTURES CONTRACTS--The Funds listed below purchase stock index futures contracts to manage cashflows, enhance yield, and to potentially reduce transaction costs. Upon entering into a stock index futures contract with a broker, the Funds listed below are required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Funds receive from or pay to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Funds recognize a realized gain or loss.

     For the period ended November 30, 1997, the following Funds had realized gains/losses on futures contracts as follows:

                                                                          Realized Gain (Loss)
Fund                                                                      on Futures Contracts
Equity Fund                                                                  $    2,961,752
Quantitative Equity Fund                                                     $    2,859,521
Equity Index Fund                                                            $    8,532,246
Balanced Fund                                                                $    3,367,405

     Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

     At November 30, 1997, the Funds had outstanding futures contracts as set forth below:

EQUITY FUND

                             Contracts to                         Unrealized
 Expiration Date            Deliver/Receive          Position    Appreciation
    December 1997   113 S&P 500 Index Futures        Long        $    738,336

QUANTITATIVE EQUITY FUND

                             Contracts to                         Unrealized
 Expiration Date            Deliver/Receive          Position    Appreciation
    December 1997   108 S&P 500 Index Futures        Long        $    702,702

EQUITY INDEX FUND

                             Contracts to                         Unrealized
 Expiration Date            Deliver/Receive          Position    Appreciation
    December 1997   72 S&P 500 Index Futures         Long        $    518,685

BALANCED FUND

                             Contracts to                         Unrealized
 Expiration Date            Deliver/Receive          Position    Appreciation
    December 1997   80 S&P 500 Index Futures         Long        $    560,160

     FOREIGN EXCHANGE CONTRACTS--Emerging Markets Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked to market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the foreign currency exchange contract is offset by entering into a closing transaction or by the delivery or receipt of the currency. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At November 30, 1997, Emerging Markets Fund had no outstanding foreign currency contracts.

     FOREIGN CURRENCY TRANSLATION--The accounting records of Emerging Markets Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

     RECLASSIFICATION--In accordance with Statement of Position 93-2 Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies ("SOP 93-2"), permanent book and tax differences have been reclassified to paid-in-capital. These differences are primarily due to differing treatments for foreign currency transactions and defaulted interest. Amounts for the Short-Term Fixed Income Fund, as of November 30, 1997, have been reclassified to reflect the following:

                                    Increase (Decrease)
                                                  Accumulated Net       Undistributed Net
Fund                          Paid In Capital    Realized Gain/Loss     Investment Income
Emerging Markets Fund            $  565,648        $   (1,366,658)         $   801,010
Short-Term Fixed Income          $     (710)                   --          $       710

     Net investment income, net realized gains/losses, and net assets were not affected by this change.

     RESTRICTED SECURITIES--Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Emerging Markets Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

     Additional information on each restricted security held by Emerging Markets Fund at November 30, 1997 is as follows:

Security                                                                  Acquisition Dates     Acquisition Costs
Banque Libanaise Pour Le Commerce, Class B                                     12/11/96            $   472,000
Banque Marocaine du Commerce                                                   3/10/97                 701,100
Blagovno Trgovinsia Center, GDR                                                 6/6/97                 336,700
BorsodChem RT, GDR                                                             2/15/96                  49,800
Gedeon Richter, GDR                                                       11/10/95-11/26/96            394,754
Hellenic Telecommunications Organization                                  11/15/96-11/24/97            378,643
Hindalco Industries Ltd., GDR                                              6/21/95-10/4/95             159,375
Housing & Commercial Bank, Korea, GDR                                          11/24/97                216,000
MI Bank, GDR                                                                   6/25/97                 363,400
MOL Magyar Olaj, GDR                                                            5/7/97                 243,750
Paints & Chemical Industry, GDR                                                9/26/97                 505,250
Relliance Industries Ltd., GDR                                                 6/21/95                  78,750
Samsung Electronics Co., GDR                                                   11/24/97                246,000


Security                                                                  Acquisition Dates     Acquisition Costs
SKB Banka, GDR                                                                 1/30/97                 228,000
Slovakofarna AS, GDR                                                       10/7/97-10/9/97             783,000
Solidere, GDR                                                                  11/27/96                287,500
State Bank of India, GDR                                                       10/3/96                 283,000

     DOLLAR ROLL TRANSACTIONS--The Balanced Fund enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA, and FHLMC, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions are short-term financing arrangements which will not exceed twelve months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return.

     USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

     OTHER--Investment transactions are accounted for on the trade date.

3. SHARES OF BENEFICIAL INTEREST

The Declaration of Trust of both The Wachovia Funds and The Wachovia Municipal Funds permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

                                           Equity Fund                                     Quantitative Equity Fund
                       ----------------------------------------------------  ----------------------------------------------------
                                            Year Ended                                            Year Ended
                                           November 30,                                          November 30,
                                 1997                       1996                      1997                       1996
CLASS A SHARES           Shares      Dollars       Shares        Dollars       Shares      Dollars       Shares        Dollars
---------------------------------------------------------------------------------------------------------------------------------
Shares sold             1,212,590  $ 17,823,475    3,573,564  $  46,093,419     965,307  $ 16,810,698    2,247,495  $  30,400,863
Shares issued to
shareholders in
payment of
distributions
declared                  225,294     2,879,078      648,674      7,928,297      68,846     1,031,632      280,873      3,632,489
Shares redeemed          (274,007)   (3,944,850) (13,058,201)  (177,023,298)   (175,182)   (2,990,173) (10,818,173)  (154,534,825)
                       ----------  ------------  -----------  -------------  ----------  ------------  -----------  -------------
 Net change resulting
 from Class A Shares
 transactions           1,163,877  $ 16,757,703   (8,835,963) ($123,001,582)    858,971  $ 14,852,157   (8,289,805) ($120,501,473)
                       ----------  ------------  -----------  -------------  ----------  ------------  -----------  -------------

                                            Year Ended                                            Year Ended
                                           November 30,                                          November 30,
                                 1997                      1996*                       1997                      1996*
CLASS B SHARES           Shares      Dollars       Shares        Dollars       Shares      Dollars       Shares        Dollars
---------------------------------------------------------------------------------------------------------------------------------
Shares sold               157,378  $  2,214,029       68,238  $     938,331     259,394  $  4,504,492       90,413  $   1,298,561
Shares issued to
shareholders in
payment of
distributions
declared                   10,960       139,526           38            519       6,072        90,190          100          1,415
Shares redeemed            (9,672)     (136,298)      (2,290)       (31,569)     (9,470)     (162,976)        (151)        (2,206)
                       ----------  ------------  -----------  -------------  ----------  ------------  -----------  -------------
 Net change resulting
 from Class B Shares
 transactions             158,666  $  2,217,257       65,986  $     907,281     255,996  $  4,431,706       90,362  $   1,297,770
                       ----------  ------------  -----------  -------------  ----------  ------------  -----------  -------------

* For the period from July 22, 1996 (date of initial public investment) to November 30, 1996.

                                         Equity Fund continued                          Quantitative Equity Fund continued
                          ---------------------------------------------------  ----------------------------------------------------
                                              Year Ended                                            Year Ended
                                             November 30,                                          November 30,
                                    1997                      1996*                      1997                      1996*
 CLASS Y SHARES             Shares      Dollars       Shares       Dollars       Shares      Dollars       Shares        Dollars
-----------------------------------------------------------------------------------------------------------------------------------
 Shares sold               3,554,442  $ 49,902,627   10,334,286  $142,661,992   1,230,624  $ 20,627,941    9,959,050  $ 143,121,979
 Shares issued to share-
  holders in payment of
  distributions declared   1,041,021    13,298,944       23,469       316,602     596,353     8,900,064       35,172        496,978
 Shares redeemed          (3,170,735)  (45,126,801)  (1,632,543)  (22,207,257) (1,933,606)  (32,229,770)    (256,357)    (3,828,577)
                          ----------  ------------  -----------  ------------  ----------  ------------  -----------  -------------
 Net change resulting
  from Class Y Shares
  transactions             1,424,728  $ 18,074,770    8,725,212  $120,771,337    (106,629) ($ 2,701,765)   9,737,865  $ 139,790,380
                          ----------  ------------  -----------  ------------  ----------  ------------  -----------  -------------
 Net change resulting
  from fund shares
  transactions             2,747,271  $ 37,049,730      (44,765)  ($1,322,964)  1,008,338  $ 16,582,098    1,538,422  $  20,586,677
                          ----------  ------------  -----------  ------------  ----------  ------------  -----------  -------------

                                           Equity Index Fund                                   Special Values Fund
                         ----------------------------------------------------  ----------------------------------------------------
                                              Year Ended                                            Year Ended
                                             November 30,                                          November 30,
                                   1997                       1996                       1997                       1996
 CLASS A SHARES            Shares      Dollars       Shares        Dollars       Shares      Dollars       Shares        Dollars
-----------------------------------------------------------------------------------------------------------------------------------
 Shares sold              1,795,756  $ 31,728,579    4,245,012  $  58,360,015   1,739,422  $ 30,963,930    2,051,670  $  28,299,705
 Shares issued to
  shareholders in
  payment of
  distributions
  declared                   92,034     1,446,794    1,080,710     14,197,673      55,077     3,766,298      163,047      1,868,520
 Shares redeemed           (328,029)   (5,569,777) (17,907,828)  (256,433,877)   (192,159)  (24,998,451)  (3,768,276)   (55,765,196)
                         ----------  ------------  -----------  -------------  ----------  ------------  -----------  -------------
 Net change resulting
  from Class A Shares
  transactions            1,559,761  $ 27,605,596  (12,582,106) ($183,876,189)  1,602,340  $  9,731,777   (1,553,559) ($ 25,596,971)
                         ----------  ------------  -----------  -------------  ----------  ------------  -----------  -------------

                                              Year Ended                                            Year Ended
                                             November 30,                                          November 30,
                                   1997                      1996*                       1997                      1996*
 CLASS Y SHARES            Shares      Dollars       Shares        Dollars       Shares      Dollars       Shares        Dollars
-----------------------------------------------------------------------------------------------------------------------------------
 Shares sold              3,625,782  $ 59,771,966   14,081,776  $ 204,392,991   1,949,765  $ 29,965,567    3,761,852  $  55,994,595
 Shares issued to
  shareholders in
  payment of
  distributions
  declared                1,067,983    16,435,346       69,106        993,742     264,487       784,291           --             --
 Shares redeemed         (4,964,256)  (85,569,794)    (772,944)   (11,455,108) (1,432,685)   (3,265,657)     (17,001)      (253,468)
                         ----------  ------------  -----------  -------------  ----------  ------------  -----------  -------------
 Net change resulting
  from Class Y Shares
  transactions             (270,491) ($ 9,362,482)  13,377,938  $ 193,931,625     781,567  $ 27,484,201    3,744,851  $  55,741,127
                         ----------  ------------  -----------  -------------  ----------  ------------  -----------  -------------
 Net change resulting
  from fund shares
  transactions            1,289,270  $ 18,243,114      795,832  $  10,055,436   2,383,907  $ 37,215,978    2,191,292  $  30,144,156
                         ----------  ------------  -----------  -------------  ----------  ------------  -----------  -------------

* For the period from July 22, 1996 (date of initial public investment) to November 30, 1996.

                                        Emerging Markets Fund                                     Balanced Fund
                         ----------------------------------------------------  ----------------------------------------------------
                                              Year Ended                                            Year Ended
                                             November 30,                                          November 30,
                                   1997                      1996*                       1997                      1996*
 CLASS A SHARES            Shares      Dollars       Shares        Dollars       Shares      Dollars       Shares        Dollars
-----------------------------------------------------------------------------------------------------------------------------------
 Shares sold                397,024  $  5,133,749    3,906,620  $  45,872,322   2,645,070  $ 34,032,927    4,734,155  $  56,693,222
 Shares issued to
  shareholders in
  payment of
  distributions
  declared                    4,411        51,046        9,503         99,884     224,438     2,637,286      933,946     10,904,370
 Shares redeemed           (152,774)   (1,893,197) (10,296,117)  (121,538,320)   (424,714)   (5,378,843) (21,667,531)  (267,918,591)
                         ----------  ------------  -----------  -------------  ----------  ------------  -----------  -------------
 Net change resulting
  from Class A Shares
  transactions              248,661  $  3,291,598   (6,379,994) ($ 75,566,114)  2,444,794  $ 31,291,370  (15,999,430) ($200,320,999)
                         ----------  ------------  -----------  -------------  ----------  ------------  -----------  -------------

                                              Year Ended                                            Year Ended
                                             November 30,                                          November 30,
                                   1997                      1996*                       1997                      1996*
 CLASS B SHARES            Shares      Dollars       Shares        Dollars       Shares      Dollars       Shares        Dollars
-----------------------------------------------------------------------------------------------------------------------------------
 Shares sold                     --            --           --             --     307,846  $  3,836,282      138,824  $   1,742,415
 Shares issued to
  shareholders in
  payment of
  distributions
  declared                       --            --           --             --      25,319       297,800          199          2,452
 Shares redeemed                 --            --           --             --     (23,218)     (287,652)      (1,945)       (24,476)
                         ----------  ------------  -----------  -------------  ----------  ------------  -----------  -------------
 Net change resulting
  from Class B Shares
  transactions                   --            --           --             --     309,947  $  3,846,430      137,078  $   1,720,391
                         ----------  ------------  -----------  -------------  ----------  ------------  -----------  -------------

                                              Year Ended                                            Year Ended
                                             November 30,                                          November 30,
                                   1997                      1996*                       1997                      1996*
 CLASS Y SHARES            Shares      Dollars       Shares        Dollars       Shares      Dollars       Shares        Dollars
-----------------------------------------------------------------------------------------------------------------------------------
 Shares sold              3,238,727  $ 41,075,269   10,575,616  $ 124,884,916   4,538,586  $ 55,921,692   18,394,067  $ 229,263,647
 Shares issued to
  shareholders in
  payment of
  distributions
  declared                   27,266       315,464           --             --   2,622,663    30,704,969      116,320      1,430,732
 Shares redeemed         (1,251,929)  (16,755,254)     (37,203)      (437,260) (6,039,198)  (76,009,694)    (777,484)    (9,783,760)
                         ----------  ------------  -----------  -------------  ----------  ------------  -----------  -------------
 Net change resulting
  from Class Y Shares
  transactions            2,014,064  $ 24,635,479   10,538,413  $ 124,447,656   1,122,051  $ 10,616,967   17,732,903  $ 220,910,619
                         ----------  ------------  -----------  -------------  ----------  ------------  -----------  -------------
 Net change resulting
  from fund shares
  transactions            2,262,725  $ 27,927,077    4,158,419  $  48,881,542   3,876,792  $ 45,754,767    1,870,551  $  22,310,011
                         ----------  ------------  -----------  -------------  ----------  ------------  -----------  -------------

* For the period from July 22, 1996 (date of initial public investment) to November 30, 1996.

                                          Fixed Income Fund                                Short-Term Fixed Income Fund
                         ----------------------------------------------------  ----------------------------------------------------
                                              Year Ended                                            Year Ended
                                             November 30,                                          November 30,
                                   1997                       1996                       1997                       1996
 CLASS A SHARES            Shares      Dollars       Shares        Dollars       Shares      Dollars       Shares        Dollars
-----------------------------------------------------------------------------------------------------------------------------------
 Shares sold                763,371  $  7,449,000    6,715,943  $  64,981,743     598,882  $  5,854,415    1,790,753  $  17,444,566
 Shares issued to
  shareholders in
  payment of
  distributions
  declared                   27,666       268,160      660,839      6,370,033      12,820       124,911      596,490      5,812,653
 Shares redeemed           (265,357)   (2,587,866) (24,034,268) ($231,527,214)    (42,556)     (415,946) (14,822,145)  (144,192,757)
                         ----------  ------------  -----------  -------------  ----------  ------------  -----------  -------------
 Net change resulting
  from Class A Shares
  transactions              525,680  $  5,129,294  (16,657,486) ($160,175,438)    569,146  $  5,563,380  (12,434,902) ($120,935,538)
                         ----------  ------------  -----------  -------------  ----------  ------------  -----------  -------------

                                              Year Ended                                            Year Ended
                                             November 30,                                          November 30,
                                   1997                      1996*                       1997                       1996
 CLASS B SHARES            Shares      Dollars       Shares        Dollars       Shares      Dollars       Shares        Dollars
-----------------------------------------------------------------------------------------------------------------------------------
 Shares sold                  2,843  $     27,578       11,286  $     108,503          --            --           --             --
 Shares issued to
  shareholders in
  payment of
  distributions
  declared                      624         6,032          173          1,660          --            --           --             --
 Shares redeemed               (705)       (6,809)          --             --          --            --           --             --
                         ----------  ------------  -----------  -------------  ----------  ------------  -----------  -------------
 Net change resulting
  from Class B Shares
  transactions                2,762  $     26,801       11,459  $     110,163          --            --           --             --
                         ----------  ------------  -----------  -------------  ----------  ------------  -----------  -------------

                                              Year Ended                                            Year Ended
                                             November 30,                                          November 30,
                                   1997                      1996*                       1997                      1996*
 CLASS Y SHARES            Shares      Dollars       Shares        Dollars       Shares      Dollars       Shares        Dollars
-----------------------------------------------------------------------------------------------------------------------------------
 Shares sold              6,398,418  $ 61,907,491   18,920,202  $ 182,149,767   1,976,003  $ 19,286,564   12,375,109  $ 120,492,401
 Shares issued to
  shareholders in
  payment of
  distributions
  declared                  741,178     7,156,206      185,028      1,776,010     603,014     5,869,807      142,721      1,387,283
 Shares redeemed         (6,203,149)  (59,960,020)  (1,212,034)   (11,707,854) (5,121,485)  (50,010,275)    (653,343)    (6,369,350)
                         ----------  ------------  -----------  -------------  ----------  ------------  -----------  -------------
 Net change resulting
  from Class Y Shares
  transactions              936,447  $  9,103,677   17,893,196  $ 172,217,923  (2,542,468) ($24,853,904)  11,864,487  $ 115,510,334
                         ----------  ------------  -----------  -------------  ----------  ------------  -----------  -------------
 Net change resulting
  from fund shares
  transactions            1,464,889  $ 14,259,772    1,247,169  $  12,152,648  (1,973,322) ($19,290,524)    (570,415) ($  5,425,204)
                         ----------  ------------  -----------  -------------  ----------  ------------  -----------  -------------

* For the period from July 22, 1996 (date of initial public investment) to November 30, 1996.

                                     Georgia Municipal Bond Fund                        North Carolina Municipal Bond Fund
                         ----------------------------------------------------  ----------------------------------------------------
                                              Year Ended                                            Year Ended
                                             November 30,                                          November 30,
                                   1997                       1996                       1997                       1996
 CLASS A SHARES            Shares      Dollars       Shares        Dollars       Shares      Dollars       Shares        Dollars
-----------------------------------------------------------------------------------------------------------------------------------
 Shares sold                 67,805  $    739,368      560,134  $   6,056,816     172,088  $  1,866,534    2,169,547  $  23,350,755
 Shares issued to
  shareholders in
  payment of
  distributions
  declared                   21,179       231,331       27,478        297,430      38,242       419,303       53,359        578,075
 Shares redeemed           (185,896)   (2,024,593)    (835,094)    (9,088,233)   (418,688)   (4,556,530)  (2,674,655)   (29,234,426)
                         ----------  ------------  -----------  -------------  ----------  ------------  -----------  -------------
 Net change resulting
  from Class A Shares
  transactions              (96,912) ($ 1,053,894)    (247,482) ($  2,733,987)   (208,358) ($ 2,270,693)    (451,749) ($  5,305,596)
                         ----------  ------------  -----------  -------------  ----------  ------------  -----------  -------------

                                   1997                      1996*                       1997                      1996*
 CLASS Y SHARES            Shares      Dollars       Shares        Dollars       Shares      Dollars       Shares        Dollars
-----------------------------------------------------------------------------------------------------------------------------------
 Shares sold                612,513  $  6,727,857      618,468  $   6,747,412   1,693,364  $ 18,540,740    2,567,467  $  28,088,051
 Shares issued to
  shareholders in
  payment of
  distributions
  declared                    4,440        48,583          113          1,250       9,477       103,874          176          1,943
 Shares redeemed           (127,557)   (1,383,827)          --             --    (315,766)   (3,471,057)      (2,814)       (30,872)
                         ----------  ------------  -----------  -------------  ----------  ------------  -----------  -------------
 Net change resulting
  from Y Shares
  transactions              489,396  $  5,392,613      618,581  $   6,748,662   1,387,075  $ 15,173,557    2,564,829  $  28,059,122
                         ----------  ------------  -----------  -------------  ----------  ------------  -----------  -------------
 Net change resulting
  from fund shares
  transactions              392,484  $  4,338,719      371,099  $   4,014,675   1,178,717  $ 12,902,864    2,113,080  $  22,753,526
                         ----------  ------------  -----------  -------------  ----------  ------------  -----------  -------------

                                  South Carolina Municipal Bond Fund
                         ----------------------------------------------------
                                              Year Ended
                                             November 30,
                                   1997                      1996*
 CLASS A SHARES            Shares      Dollars       Shares        Dollars
-----------------------------------------------------------------------------
 Shares sold                714,128  $  7,829,566    2,016,192  $  21,951,155
 Shares issued to
  shareholders in
  payment of
  distributions
  declared                  190,426     2,085,665      197,897      2,151,141
 Shares redeemed         (1,062,157)  (11,623,252)  (4,721,556)   (51,567,032)
                         ----------  ------------  -----------  -------------
 Net change resulting
  from Class A Shares
  transactions             (157,603) ($ 1,708,021)  (2,507,467) ($ 27,464,736)
                         ----------  ------------  -----------  -------------

                                   1997                      1996*
 CLASS Y SHARES            Shares      Dollars       Shares        Dollars
-----------------------------------------------------------------------------
 Shares sold              1,119,082  $ 12,295,135    3,322,198  $  36,432,281
 Shares issued to
  shareholders in
  payment of
  distributions
  declared                   15,737       172,237          683          7,559
 Shares redeemed           (495,245)   (5,428,033)     (17,589)      (193,563)
                         ----------  ------------  -----------  -------------
 Net change resulting
  from Class Y Shares
  transactions              639,574  $  7,039,339    3,305,292  $  36,246,277
                         ----------  ------------  -----------  -------------
 Net change resulting
  from fund shares
  transactions              481,971  $  5,331,318      797,825  $   8,781,541
                         ----------  ------------  -----------  -------------

* For the period from July 22, 1996 (date of initial public investment) to November 30, 1996.


4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE--Wachovia Asset Management, the Funds' investment adviser (the "Adviser"), receives for its services an annual investment advisory fee based on a percentage of each Fund's average daily net assets as listed below. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Fund                                                    Annual Rate
Equity Fund                                                0.70%
Quantitative Equity Fund                                   0.70%
Equity Index Fund                                          0.30%
Special Values Fund                                        0.80%
Emerging Markets Fund                                      1.00%
Balanced Fund                                              0.70%
Fixed Income Fund                                          0.60%
Short-Term Fixed Income Fund                               0.55%
Georgia Municipal Bond Fund                                0.75%
North Carolina Municipal Bond Fund                         0.75%
South Carolina Municipal Bond Fund                         0.75%

SUB ADVISORY FEE--The Adviser has entered into a sub-advisory agreement with Twin Capital Management, Inc. (the "Sub-Adviser"). The Sub-Adviser furnishes certain advisory services to the Adviser for Quantitative Equity Fund, including investment research, quantitative analysis, statistical and other factual information, and recommendations based on the Sub-Adviser's analysis, and assists the Adviser in identifying securities for potential purchase and/or sale. The Sub-Adviser is entitled to receive an annual fee of $55,000 payable by the Advisor. The Sub-Adviser may elect to waive some or all of its fee.

ADMINISTRATIVE FEE--Federated Administrative Services ("FAS") provides the Funds with certain administrative personnel and services. The fee paid to FAS is based on the level of average aggregate net assets of the Trusts for the period.

DISTRIBUTION SERVICES FEE--Equity Fund, Quantitative Equity Fund, Balanced Fund, and Fixed Income Fund have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Funds will compensate Federated Securities Corp. ("FSC"), the principal distributor, from their respective net assets to finance certain activities intended to result in the sale of Class B Shares. The Plan provides that each Fund may incur distribution expenses up to 0.75% of the average daily net assets of each Fund's Class B Shares, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Funds. FSC can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

SHAREHOLDER SERVICES FEE--Under the terms of a Shareholder Services Agreement with FAS, the Fund will pay FAS up to 0.25% of average daily net assets of each Fund's Class A Shares and Class B Shares for the period. The fee paid to FAS is used to finance certain services for shareholders and to maintain shareholder accounts. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES--Federated Services Company ("FServ"), through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Funds. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES--FServ, through its subsidiary, FAS, maintains the Funds' accounting records for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses. FAS may voluntarily choose to waive any portion of its fee.

CUSTODIAN FEES--Wachovia Bank, N.A. is the Funds' custodian. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES--Organizational expenses were borne initially by FAS. The Funds have agreed to reimburse FAS for the organizational expenses during the five-year period following the effective date of each Fund. For the period ended November 30, 1997, the Funds made the following reimbursements to FAS pursuant to this agreement:

                                             Organizational    Organizational
Fund                                            Expenses       Expenses Paid
Equity Fund                                    $   34,484        $   10,859
Quantitative Equity Fund                           34,484            11,324
Equity Index Fund                                  34,484            10,707
Special Values Fund                                33,777            11,071
Emerging Markets Fund                              40,764                --
Balanced Fund                                      31,904            10,457
Fixed Income Fund                                  34,484            10,656
Short-Term Fixed Income Fund                       34,484            11,303
Georgia Municipal Bond Fund                        30,000             6,753
North Carolina Municipal Bond Fund                 30,000             6,086

GENERAL--Certain of the Officers of the Trusts are Officers and Directors or Trustees of the above companies.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended November 30, 1997, were as follows:

Fund                                          Purchases          Sales
Equity Fund                                $   201,260,493  $   182,370,577
Quantitative Equity Fund                       137,639,873      130,740,719
Equity Index Fund                              159,800,557      154,418,291
Special Values Fund                             51,244,193       39,783,851
Emerging Markets Fund                          100,106,444       86,754,567
Balanced Fund                                  412,347,360      392,132,102
Fixed Income Fund                              324,690,003      311,058,686
Short-Term Fixed Income Fund                   239,714,794      255,741,842
Georgia Municipal Bond Fund                      6,180,997        3,633,360
North Carolina Municipal Bond Fund              17,265,142        7,598,533
South Carolina Municipal Bond Fund              15,411,519       11,460,059

6. CONCENTRATION OF CREDIT RISK

Emerging Markets Fund invests in securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a paticular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of the Fund's portfolio securities and currency holdings.

At November 30, 1997, the diversification of industries for the Emerging Markets Fund was as follows:

                                                     % of
Industry                                          Net Assets
Finance                                              28.1%
Basic Industries                                     4.9%
Capital Goods                                        3.1%
Consumer Basics                                      6.1%
Energy                                               5.2%
Misc.                                                28.9%
Technology                                           1.0%
Utilities                                            14.1%
General Business                                     4.1%
Consumer Non-Durables                                1.6%
Consumer Durables                                    2.0%
Consumer                                             0.5%
Shelter                                              1.7%
Transportation                                       0.2%

Since each of the portfolios/series of The Wachovia Municipal Funds invest a substantial portion of its assets in issuers located in one state, the Funds will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at November 30, 1997, the securities in the Funds' portfolios of investments were backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies, as indicated below. The largest percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency is also indicated below.

                                                                         % of Portfolio      % of Portfolio Backed by
Fund                                                                   Guaranteed/Insured    Largest Guarantor/Insurer
Georgia Municipal Bond Fund                                                  47.9%                     15.0%
North Carolina Municipal Bond Fund                                           38.0%                     19.9%
South Carolina Municipal Bond Fund                                           58.0%                     27.6%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees and Shareholders of
THE WACHOVIA FUNDS and THE WACHOVIA MUNICIPAL FUNDS:
(formerly The Biltmore Funds and The Biltmore Municipal Funds)

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Wachovia Balanced Fund, Wachovia Emerging Markets Fund, Wachovia Equity Fund, Wachovia Equity Index Fund, Wachovia Fixed Income Fund, Wachovia Quantitative Equity Fund, Wachovia Short-Term Fixed Income Fund, Wachovia Special Values Fund, Wachovia Georgia Municipal Bond Fund, Wachovia North Carolina Municipal Bond Fund, and Wachovia South Carolina Municipal Bond Fund (portfolios of The Wachovia Funds and The Wachovia Municipal Funds, respectively) as of November 30, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1997, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wachovia Balanced Fund, Wachovia Emerging Markets Fund, Wachovia Equity Fund, Wachovia Equity Index Fund, Wachovia Fixed Income Fund, Wachovia Quantitative Equity Fund, Wachovia Short-Term Fixed Income Fund, Wachovia Special Values Fund, Wachovia Georgia Municipal Bond Fund, Wachovia North Carolina Municipal Bond Fund, and Wachovia South Carolina Municipal Bond Fund of The Wachovia Funds and The Wachovia Municipal Funds, respectively, at November 30, 1997, and the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended, and financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                ERNST & YOUNG LLP

Pittsburgh, Pennsylvania
January 23, 1998


                       THIS PAGE INTENTIONALLY LEFT BLANK


                       THIS PAGE INTENTIONALLY LEFT BLANK


                       THIS PAGE INTENTIONALLY LEFT BLANK

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TRUSTEES                                               OFFICERS

James A. Hanley                                           John W. McGonigle
Samuel E. Hudgins                                         President and Treasurer
J. Berkley Ingram, Jr.                                    Charles L. Davis, Jr.
D. Dean Kaylor                                            Vice President and Assistant Treasurer
Charles S. Way, Jr.                                       Peter J. Germain
                                                          Secretary
                                                          Gail Cagney
                                                          Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus which contains facts concerning its investment objective and policies, management fees, expenses and other information.



Federated Securities Corp.
is the distributor of the funds.

831-27 (1/98)                                                    G01512-17(1/98)




                          WACHOVIA MONEY MARKET FUND

                             INSTITUTIONAL SHARES



                                Annual Report
                              November 30, 1997


                                                                       WACHOVIA
--------------------------------------------------------------------------------
Effective July 31, 1997 The Biltmore Funds became The Wachovia Funds




================================================================================
                              PRESIDENT'S MESSAGE

Dear Shareholder:

I am pleased to present the Annual Report to Shareholders of the Wachovia Money Market Fund, Institutional Shares, for the 12-month period ended November 30, 1997. This report includes a list of the fund's holdings and the fund's complete financial information.

During the reporting period, the fund's portfolio of high-quality money market securities provided shareholders with dividends totaling $0.05 per share. Of course, the fund also maintained a stable share value of $1.00.* The fund's assets rose by more than $100 million, reaching $477.9 million at the end of the reporting period.

Thank you for selecting Wachovia Money Market Fund as a liquid, stable investment for your ready cash. As we begin a new year, we renew our commitment to keep you up-to-date on your investment, and provide your account with the highest level of service.

Sincerely,

John W. McGonigle
President
January 15, 1998

 * Money market mutual funds seek to maintain a stable net asset value of $1.00 per share. There is no assurance that they will be able to do so. An investment in the fund is neither insured nor guaranteed by the U.S. government.



================================================================================
                           WACHOVIA MONEY MARKET FUND
                            PORTFOLIO OF INVESTMENTS

                               NOVEMBER 30, 1997

  Principal
   Amount                                                                                     Value
--------------------------------------------------------------------------------------------------------
Bank Notes--3.3%
               BANKING & FINANCE--3.3%
$  16,000,000  Lasalle National Bank, Chicago, 5.960% - 6.240%,
               2/17/1998 - 4/21/1998                                                     $    16,000,000
                                                                                         ---------------
Bankers Acceptance--1.9%
               BANKING & FINANCE--1.9%
    4,000,000  Bank of Hawaii, 5.920%, 5/11/1998                                               3,897,139
    5,000,000  SunTrust Bank, Atlanta, 5.830%, 7/14/1998                                       4,998,231
                                                                                         ---------------
               Total Bankers Acceptances                                                       8,895,370
                                                                                         ---------------
Time Deposits--8.4%
               BANKING--8.4%
   20,000,000  Citibank, Toronto, 5.710%, 1/26/1998                                           20,000,000
   20,000,000  Toronto-Dominion Bank, 5.700%, 1/6/1998                                        20,000,000
                                                                                         ---------------
               Total Time Deposits                                                            40,000,000
                                                                                         ---------------
Certificates of Deposit--21.5%
   10,000,000  Bank of America NT and SA, San Francisco, 5.840%, 10/29/1998                   10,000,000
   12,500,000  Barclays Bank PLC, London, 5.770% - 5.830%, 1/16/1998 -
               3/5/1998                                                                       12,499,540
   20,000,000  CIBC Wood Gundy Securities Corp., 5.680% - 5.760%,
               2/12/1998 - 2/27/1998                                                          19,998,602
    3,000,000  Credit Suisse First Boston, 6.250%, 4/10/1998                                   3,000,000
   19,000,000  Deutsche Bank, New York, 5.910%, 9/2/1998                                      18,999,202
    5,000,000  Morgan Guaranty Trust Co., New York, 5.850%, 3/16/1998                          4,999,587
   10,000,000  National Westminster Bank, New Jersey, 5.750%, 2/27/1998                       10,000,000
    8,500,000  Rabobank Nederland, Utrecht, 5.990%, 3/24/1998                                  8,502,067
   15,000,000  Swiss Bank Corp., Basle, 6.040%, 2/17/1998                                     15,000,000
                                                                                         ---------------
               Total Certificates of Deposit                                                 102,998,998
                                                                                         ---------------
(a) Commercial Paper--43.4%
               CHEMICAL & ALLIED PRODUCTS--4.1%
   20,000,000  Du Pont (E.I.) de Nemours & Co., 5.690%, 5/14/1998                             19,495,244
                                                                                         ---------------
               FINANCE - CONSUMER--4.2%
   20,000,000  Xerox Credit Corp., 5.533%, 12/4/1997                                          19,990,850
                                                                                         ---------------
               FINANCE - AUTOMOTIVE--4.2%
   20,000,000  Ford Motor Credit Corp., 5.540%, 12/4/1997                                     19,990,800
                                                                                         ---------------
               FINANCIAL SERVICES--26.8%
$  20,000,000  Associates Corp. of North America, 5.633% - 5.769%,
               1/14/1998 - 2/12/1998                                                     $    19,817,398
   20,000,000  Bell Atlantic Financial Services, Inc., 5.734%, 1/6/1998                       19,886,200
   20,000,000  General Electric Capital Corp., 5.627%, 3/5/1998                               19,712,778
   20,000,000  General Electric Capital Services, 5.587%, 1/7/1998                            19,886,739
   20,000,000  Rio Tinto America, Inc., 5.663%, 2/6/1998                                      19,792,300
   10,000,000  SBC Communications Capital Corp., 5.570%, 12/1/1997                            10,000,000
   19,000,000  USAA Capital Corp., 5.570%, 12/4/1997                                          18,991,323
                                                                                         ---------------
               Total                                                                         128,086,738
                                                                                         ---------------
               PRINTING & PUBLISHING--4.1%
   20,000,000  Gannett Co., Inc., 5.706%, 1/15/1998                                           19,858,750
                                                                                         ---------------
               Total Commercial Paper                                                        207,422,382
                                                                                         ---------------
Corporate Bonds--1.0%
               FINANCIAL SERVICES--1.0%
    5,000,000  Commercial Credit Co., 5.500%, 5/15/1998                                        4,990,009
                                                                                         ---------------
(b) Notes - Variable--2.1%
               FINANCE--2.1%
   10,000,000  First Union National Bank, Charlotte, N.C., 5.670%, 12/2/1997                  10,000,000
                                                                                         ---------------
(c) Repurchase Agreements--17.9%
   80,000,000  CS First Boston Corp., 5.720%, dated 11/28/1997, due 12/1/1997                 80,000,000
    5,435,521  Goldman Sachs Group, LP, 5.500%, dated 11/28/1997, due
               12/1/1997                                                                       5,435,521
                                                                                         ---------------
               Total Repurchase Agreements                                                    85,435,521
                                                                                         ---------------
               Total Investments, at amortized cost and value (d)                        $   475,742,280
                                                                                         ---------------

 (a) Each issue shows the rate of discount at the time of purchase for discount issues, or the coupon for interest bearing issues.

 (b) Current rate and next reset date shown.

 (c) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio.

(d) Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets
      ($477,917,997) at November 30, 1997.



================================================================================
                           WACHOVIA MONEY MARKET FUND

The following acronyms are used throughout this portfolio:

LP--Limited Partnership
PLC--Public Limited Company
SA--Support Agreement

(See Notes which are an integral part of the Financial Statements)




================================================================================
                           WACHOVIA MONEY MARKET FUND
                      STATEMENT OF ASSETS AND LIABILITIES

                               NOVEMBER 30, 1997

Assets:
Investments in repurchase agreements                                     $    85,435,521
Investments in securities                                                    390,306,759
                                                                         ---------------
Total investments in securities, at amortized cost and value                              $   475,742,280
Income receivable                                                                               4,320,535
Receivable for shares sold                                                                            674
Deferred expenses                                                                                   1,549
                                                                                          ---------------
     Total assets                                                                             480,065,038
Liabilities:
Payable for shares redeemed                                                       48,754
Payable to Bank                                                                1,941,250
Accrued expenses                                                                 157,037
                                                                         ---------------
     Total liabilities                                                                          2,147,041
                                                                                          ---------------
Net Assets for 477,917,997 shares outstanding                                             $   477,917,997
                                                                                          ---------------
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Institutional Shares: ($157,438,376 / 157,438,376 shares outstanding)                               $1.00
                                                                                          ---------------
Investment Shares: ($320,479,621 / 320,479,621 shares outstanding)                                  $1.00
                                                                                          ---------------

(See Notes which are an integral part of the Financial Statements)



================================================================================
                           WACHOVIA MONEY MARKET FUND
                            STATEMENT OF OPERATIONS

                          YEAR ENDED NOVEMBER 30, 1997

Investment Income:
Interest                                                                                  $  23,995,517
Expenses:
Investment advisory fee                                                    $   2,133,189
Administrative personnel and services fee                                        357,303
Custodian fees                                                                    76,496
Transfer and dividend disbursing agent fees and expenses                          43,847
Trustees' fees                                                                    16,828
Auditing fees                                                                     15,068
Legal fees                                                                         6,731
Portfolio accounting fees                                                         96,261
Distribution services fee--Investment Shares                                   1,086,207
Share registration costs                                                          46,199
Printing and postage                                                              27,001
Insurance premiums                                                                 2,593
Miscellaneous                                                                      6,803
                                                                           -------------
     Total expenses                                                            3,914,526
Waiver of investment advisory fee                                             (1,207,652)
                                                                           -------------
       Net expenses                                                                           2,706,874
                                                                                          -------------
          Net investment income                                                           $  21,288,643
                                                                                          -------------

(See Notes which are an integral part of the Financial Statements)


================================================================================
                           WACHOVIA MONEY MARKET FUND
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                            Year Ended November 30,
                                                                       ----------------------------------
                                                                               1997            1996
---------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets:
Operations--
Net investment income                                                  $     21,288,643  $     16,486,344
                                                                       ----------------  ----------------
Distributions to Shareholders--
Distributions from net investment income
  Institutional Shares                                                       (8,124,369)       (6,851,442)
  Investment Shares                                                         (13,164,274)       (9,634,902)
                                                                       ----------------  ----------------
     Change in net assets resulting from distributions
     to shareholders                                                        (21,288,643)      (16,486,344)
                                                                       ----------------  ----------------
Share Transactions--
Proceeds from sale of shares                                                654,823,654       617,636,182
Net asset value of shares issued to shareholders
in payment of distributions declared                                             51,644            10,615
Cost of shares redeemed                                                    (542,967,934)     (543,313,516)
                                                                       ----------------  ----------------
     Change in net assets resulting from share transactions                 111,907,364        74,333,281
                                                                       ----------------  ----------------
          Change in net assets                                              111,907,364        74,333,281
Net Assets:
Beginning of period                                                         366,010,633       291,677,352
                                                                       ----------------  ----------------
End of period                                                          $    477,917,997  $    366,010,633
                                                                       ----------------  ----------------

(See Notes which are an integral part of the Financial Statements)



================================================================================
                           WACHOVIA MONEY MARKET FUND
                   FINANCIAL HIGHLIGHTS--INSTITUTIONAL SHARES

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                    Year Ended November 30,
                                                    -----------------------------------------------------
                                                      1997       1996       1995       1994       1993
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
Income from investment operations
  Net investment income                                  0.05       0.05       0.06       0.04       0.03
Less distributions
  Distributions from net investment income              (0.05)     (0.05)     (0.06)     (0.04)     (0.03)
                                                    ---------  ---------  ---------  ---------  ---------
NET ASSET VALUE, END OF PERIOD                      $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
                                                    ---------  ---------  ---------  ---------  ---------
Total return (a)                                         5.37%      5.25%      5.75%      3.77%      3.05%
Ratios to average net assets
  Expenses                                               0.38%      0.37%      0.38%      0.38%      0.25%
  Net investment income                                  5.24%      5.14%      5.61%      3.74%      3.00%
  Expense waiver/reimbursement (b)                       0.28%      0.32%      0.34%      0.40%      0.56%
Supplemental data
  Net assets, end of period (000 omitted)            $157,438   $135,748   $126,042   $129,233   $177,090

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)




================================================================================
                           WACHOVIA MONEY MARKET FUND
                   FINANCIAL HIGHLIGHTS--INVESTMENT SHARES

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                    Year Ended November 30,
                                                    -----------------------------------------------------
                                                      1997       1996       1995       1994       1993
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
Income from investment operations
  Net investment income                                  0.05       0.05       0.05       0.03       0.03
Less distributions
  Distributions from net investment income              (0.05)     (0.05)     (0.05)     (0.03)     (0.03)
                                                    ---------  ---------  ---------  ---------  ---------
NET ASSET VALUE, END OF PERIOD                      $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
                                                    ---------  ---------  ---------  ---------  ---------
Total return (a)                                         4.95%      4.83%      5.40%      3.46%      2.74%
Ratios to average net assets
  Expenses                                               0.78%      0.77%      0.72%      0.68%      0.55%
  Net investment income                                  4.85%      4.74%      5.27%      3.44%      2.70%
  Expense waiver/reimbursement (b)                       0.28%      0.32%      0.40%      0.50%      0.66%
Supplemental data
  Net assets, end of period (000 omitted)            $320,480   $230,263   $165,636   $56,105   $9,842

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)




===============================================================================
                           WACHOVIA MONEY MARKET FUND
                         NOTES TO FINANCIAL STATEMENTS

                               NOVEMBER 30, 1997

1. ORGANIZATION

The Wachovia Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of twelve portfolios. The financial statements included herein are only those of Wachovia Money Market Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The Fund offers two classes of shares: Institutional Shares and Investment Shares. Investment Shares are identical in all respects to Institutional Shares except that Investment Shares are sold pursuant to a distribution plan (the "Plan") adopted in accordance with Rule 12b-1 under the Act. The investment objective of the Fund is to provide income consistent with stability of principal and liquidity.

On July 31, 1997, the Trust, and each of the underlying portfolios and classes, changed its name from The Biltmore Funds to The Wachovia Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

     INVESTMENT VALUATIONS--The Fund uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the Act.

     REPURCHASE AGREEMENTS--It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

     The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards established and reviewed by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

     INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

     FEDERAL TAXES--It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

     DEFERRED EXPENSES--The costs incurred by the Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized over a period not to exceed five years from the Fund's commencement date.

     USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

     OTHER--Investment transactions are accounted for on the trade date.

3. SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:

                                                                             Year Ended November 30,
                                                                          ------------------------------
                                                                               1997            1996
--------------------------------------------------------------------------------------------------------
Institutional Shares
Shares sold                                                                  266,957,724     333,951,621
Shares redeemed                                                             (245,267,123)   (324,245,481)
                                                                          --------------  --------------
Net change resulting from Institutional Share transactions                    21,690,601       9,706,140
                                                                          --------------  --------------
                                                                             Year Ended November 30,
                                                                          ------------------------------
                                                                               1997            1996
--------------------------------------------------------------------------------------------------------
Investment Shares
Shares sold                                                                  387,865,930     283,684,561
Shares issued to shareholders in payment of distributions declared                51,644          10,615
Shares redeemed                                                             (297,700,811)   (219,068,035)
                                                                          --------------  --------------
Net change resulting from Investment Share transactions                       90,216,763      64,627,141
                                                                          --------------  --------------
     Net change resulting from share transactions                            111,907,364      74,333,281
                                                                          --------------  --------------

At November 30, 1997, capital paid-in aggregated $477,917,997.

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE--Wachovia Asset Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.50% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE--Federated Administrative Services ("FAS") provides the Fund with certain administrative personnel and services. The fee paid to FAS is based on the level of average aggregate net assets of the Trust and the Wachovia Municipal Funds for the period. Prior to December 4, 1997, the administrative fee during any fiscal year for the funds aggregated at least $75,000. After that date, FAS ceased imposing a minimum administrative fee.

DISTRIBUTION SERVICES FEE--Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Investment Shares. The Plan provides that the Fund may incur distribution expenses up to 0.40% of the average daily net assets of its Investment Shares, annually, to compensate FSC.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES--Federated Services Company ("FServ"), through its subsidiary, Federated Shareholder Services Company ("FSSC"), serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES--FServ, through its subsidiary FAS, maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

CUSTODIAN FEES--Wachovia Bank N.A. is the Fund's custodian for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES--Organizational expenses of $63,357 were borne initially by FAS. The Fund has agreed to reimburse FAS for the organizational expenses during the five year period following effective date. For the period ended November 30, 1997, the Fund paid $2,212 pursuant to this agreement.

GENERAL--Certain of the Officers of the Trust are Officers and Directors or Trustees of the above companies.



===============================================================================
               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


To the Trustee and Shareholders of
THE WACHOVIA MONEY MARKET FUND:
(formerly The Biltmore Money Market Fund)

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Wachovia Money Market Fund (one of the portfolios comprising The Wachovia Funds) as of November 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1997, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wachovia Money Market Fund of The Wachovia Funds at November 30, 1997, and the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended, and financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                               ERNST & YOUNG LLP

Pittsburgh, Pennsylvania
January 20, 1998



===============================================================================
TRUSTEES                              OFFICERS

James A. Hanley                       John W. McGonigle
Samuel E. Hudgins                       President and Treasurer
J. Berkley Ingram, Jr.                Charles L. Davis, Jr.
D. Dean Kaylor                          Vice President and Assistant Treasurer
Charles S. Way, Jr.                   Peter J. Germain
                                        Secretary
                                      Gail Cagney
                                        Assistant Secretary






Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves risk, including possible loss of principal. Although money market funds seek to maintain a stable net asset value of $1.00 per share, there is no assurance that they will be able to do so.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.


Federated Securities Corp.                                     Cusip 929901106
is the distributor of the fund                                 Cusip 929901205

831-16 (1/98)                                                  G01512-05 (1/98)


                             WACHOVIA PRIME CASH
                               MANAGEMENT FUND

                              WACHOVIA TAX-FREE
                              MONEY MARKET FUND

                            WACHOVIA U.S. TREASURY
                              MONEY MARKET FUND





                                Annual Report
                              November 30, 1997



------------------------------------------------------------------------WACHOVIA
Effective July 31, 1997 The Biltmore Funds became the Wachovia Funds

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              PRESIDENT'S MESSAGE

Dear Shareholder:

I am pleased to present the Annual Report to Shareholders of the Wachovia money market funds, Institutional Shares, for the 12-month period ended November 30, 1997.This report includes a list of each fund's holdings and the fund's complete financial information.

Each Wachovia money market fund continued to provide investors with daily income on their ready cash, while maintaining a stable $1.00 share value.* The fund-by-fund highlights are as follows:

WACHOVIA PRIME CASH MANAGEMENT FUND

The fund's portfolio of high quality money market securities provided shareholders with dividends totaling $0.05 per share, while maintaining a stable share value of $1.00.* The fund's net assets reached $1.4 billion at the end of the reporting period.

WACHOVIA TAX-FREE MONEY MARKET FUND

The fund's portfolio of tax-free money market securities, which at the end of the 12-month period were diversified among municipalities across the U.S., provided shareholders with federally tax-free dividends totaling $0.03 per share,** while maintaining a stable share value of $1.00.* The fund's net assets rose to reach $268.3 million at the end of the reporting period.

WACHOVIA U.S. TREASURY MONEY MARKET FUND

Fund net assets soared by more than $200 million to reach $627.8 million, as the fund's portfolio of U.S. Treasury money market securities paid dividends of $0.05 per share while maintaining a stable share value of $1.00.*

Thank you for choosing a Wachovia money market fund to keep your cash working for you--every day. As we begin a new year, we renew our commitment to keep you up-to-date on your investment, and provide your account with the highest level of service.

Sincerely,

/s/ John W. McGonigle

John W. McGonigle
President
January 15, 1998

 * Money market mutual funds seek to maintain a stable net asset value of $1.00 per share. There is no assurance that they will be able to do so. An investment in the funds is neither insured nor guaranteed by the U.S. government.

** Income may be subject to the federal alternative minimum tax and state and local taxes.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      WACHOVIA PRIME CASH MANAGEMENT FUND
                            PORTFOLIO OF INVESTMENTS

                               NOVEMBER 30, 1997

   Principal
    Amount                                                                                    Value
---------------------------------------------------------------------------------------------------------
Bank Notes--4.3%
$    42,000,000  Lasalle National Bank, Chicago, 5.770% - 6.240%,
                 4/21/1998 - 7/30/1998                                                  $      42,000,000
     20,000,000  Morgan Guaranty Trust Co., New York, 5.850%, 3/16/1998                        19,998,349
                                                                                        -----------------
                 Total Bank Notes                                                              61,998,349
                                                                                        -----------------
Bankers Acceptance--1.7%
     25,000,000  SunTrust Bank, Atlanta, 5.830%, 7/14/1998                                     24,991,154
                                                                                        -----------------
Time Deposits--10.0%
     10,000,000  ABN AMRO Bank, Canada, 5.625%, 12/8/1997                                      10,000,000
     25,000,000  Royal Bank of Scotland PLC, Edinburgh, 5.750%, 10/28/1998                     25,000,000
     60,000,000  Toronto-Dominion Bank, 5.700% - 5.780%,
                 2/20/1998 - 5/26/1998                                                         60,000,000
     50,000,000  Union Bank of Switzerland, Zurich, 5.625%, 12/3/1997                          50,000,000
                                                                                        -----------------
                 Total Time Deposits                                                          145,000,000
                                                                                        -----------------
Certificates Of Deposit--21.8%
     30,000,000  Barclays Bank PLC, London, 5.770% - 5.830%,
                 1/16/1998 - 3/5/1998                                                          29,999,019
     60,000,000  CIBC Wood Gundy Securities Corp., 5.680% - 5.760%,
                 2/12/1998 - 2/27/1998                                                         59,997,203
     12,000,000  Credit Suisse First Boston, 6.250%, 4/10/1998                                 12,000,000
     70,000,000  Deutsche Bank, New York, 5.640% - 5.910%,
                 1/12/1998 - 9/2/1998                                                          70,003,041
     35,000,000  Morgan Guaranty Trust Co., New York, 5.590%, 12/19/1997                       35,000,347
     25,000,000  National Westminster Bank, New Jersey, 5.750%, 2/27/1998                      25,000,000
     29,000,000  Rabobank Nederland, Utrecht, 5.780% - 5.990%,
                 2/3/1998 - 3/24/1998                                                          29,005,795
     10,000,000  Regions Bank, Alabama, 5.710%, 2/26/1998                                      10,000,000
     45,000,000  Swiss Bank Corp., Basle, 6.040%, 2/17/1998                                    45,000,000
                                                                                        -----------------
                 Total Certificates of Deposit                                                316,005,405
                                                                                        -----------------
(a) Commercial Paper--39.6%
                 CHEMICAL & ALLIED PRODUCTS--3.4%
     50,000,000  Du Pont (E.I.) de Nemours & Co., 5.630% - 5.660%,
                 3/3/1998 - 3/6/1998                                                           49,284,486
                                                                                        -----------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      WACHOVIA PRIME CASH MANAGEMENT FUND

   Principal
    Amount                                                                                    Value
---------------------------------------------------------------------------------------------------------
(a) Commercial Paper--continued
                 CONSUMER NON-DURABLES--4.4%
$    65,000,000  Gannett Co., Inc., 5.630%, 1/20/1998                                   $      64,497,153
                                                                                        -----------------
                 FINANCE-6.1%
     25,000,000  Panasonic Finance, Inc., 5.690%, 2/6/1998                                     24,741,771
     63,500,000  SBC Communications, Inc., 5.570% - 5.600%,
                 12/1/1997 - 12/2/1997                                                         63,494,118
                                                                                        -----------------
                 Total                                                                         88,235,889
                                                                                        -----------------
                 FINANCE - AUTOMOTIVE--3.4%
     50,000,000  Ford Motor Credit Corp., 5.540%, 12/4/1997                                    49,977,000
                                                                                        -----------------
                 FINANCE - COMMERCIAL--12.6%
     25,000,000  AI Credit Corp., 5.560%, 12/16/1997                                           24,942,396
     35,000,000  Associates Corp. of North America, 5.680% - 5.770%,
                 1/23/1998 - 2/12/1998                                                         34,629,104
     25,000,000  General Electric Capital Corp., 5.590%, 1/7/1998                              24,858,424
     25,000,000  General Electric Capital Services, 5.640%, 1/13/1998                          24,833,674
     20,000,000  USAA Capital Corp., 5.620%, 1/20/1998                                         19,847,500
     54,000,000  Xerox Credit Corp., 5.550% - 5.620%, 12/12/1997 - 2/9/1998                    53,637,303
                                                                                        -----------------
                 Total                                                                        182,748,401
                                                                                        -----------------
                 FINANCE - FOOD & BEVERAGE--2.1%
     30,000,000  Sara Lee Corp., 5.520%, 12/23/1997                                            29,899,900
                                                                                        -----------------
                 FINANCE - TELECOMMUNICATIONS--2.4%
     35,000,000  Bell Atlantic Financial Services, Inc., 5.600%, 12/22/1997                    34,886,483
                                                                                        -----------------
                 INDUSTRIAL SERVICES--2.1%
     30,000,000  Exxon Imperial U.S., Inc., 5.550%, 12/2/1997                                  29,995,383
                                                                                        -----------------
                 OFFICE EQUIPMENT--1.4%
     20,400,000  Xerox Corp., 5.600%, 1/7/1998                                                 20,283,635
                                                                                        -----------------
                 UTILITIES - ELECTRIC--1.7%
     25,000,000  General Electric Co., 5.730%, 1/22/1998                                       24,795,250
                                                                                        -----------------
                 Total Commercial Paper                                                       574,603,580
                                                                                        -----------------
Corporate Bonds--0.4%
                 FINANCE - COMMERCIAL--0.4%
      6,000,000  Commercial Credit Co., 5.500%, 5/15/1998                                       5,988,011
                                                                                        -----------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      WACHOVIA PRIME CASH MANAGEMENT FUND

   Principal
    Amount                                                                                    Value
---------------------------------------------------------------------------------------------------------
(b) Notes - Variable--2.8%
                 FINANCE - BANKS--2.8%
$    40,000,000  First Union National Bank, Charlotte, N.C., 5.670%, 12/2/1997          $      40,000,000
                                                                                        -----------------
(c) Repurchase Agreements--19.1%
    162,198,303  Goldman Sachs Group, LP, 5.500%, dated 11/28/1997,
                 due 12/1/1997                                                                162,198,303
     15,000,000  CS First Boston Corp., 5.720%, dated 11/28/1997,
                 due 12/1/1997                                                                 15,000,000
    100,000,000  Morgan Stanley Group, Inc., 5.700%, dated 11/28/1997,
                 due 12/1/1997                                                                100,000,000
                                                                                        -----------------
                 Total Repurchase Agreements                                                  277,198,303
                                                                                        -----------------
                 Total Investments, at amortized cost and value (d)                     $   1,445,784,802
                                                                                        -----------------

(a) Each issue shows the rate of discount at the time of purchase for discount issues, or the coupon for interest bearing issues.

(b) Current rate and next reset date shown.

(c) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio.

(d) Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets ($1,450,194,663) at November 30, 1997.

The following acronyms are used throughout this portfolio:

LP--Limited Partnership
PLC--Public Limited Company

(See Notes which are an integral part of the Financial Statements)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      WACHOVIA PRIME CASH MANAGEMENT FUND
                      STATEMENT OF ASSETS AND LIABILITIES

                               NOVEMBER 30, 1997

Assets:
Investments in repurchase agreements                                 $     277,198,303
Investments in securities                                                1,168,586,499
                                                                     -----------------
Total investments in securities, at amortized cost and value                            $   1,445,784,802
Income receivable                                                                              11,185,330
Deferred expenses                                                                                  99,144
                                                                                        -----------------
     Total assets                                                                           1,457,069,276
Liabilities:
Payable to bank                                                              6,656,647
Accrued expenses                                                               217,966
                                                                     -----------------
     Total liabilities                                                                          6,874,613
                                                                                        -----------------
Net Assets for 1,450,194,663 shares outstanding                                         $   1,450,194,663
                                                                                        -----------------
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$1,450,194,663 / 1,450,194,663 shares outstanding                                                   $1.00
                                                                                        -----------------

(See Notes which are an integral part of the Financial Statements)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      WACHOVIA PRIME CASH MANAGEMENT FUND
                            STATEMENT OF OPERATIONS

                          YEAR ENDED NOVEMBER 30, 1997

Investment Income:
Interest                                                                                  $  75,844,366
Expenses:
Investment advisory fee                                                     $  4,057,063
Administrative personnel and services fee                                      1,132,184
Custodian fees                                                                   172,735
Transfer and dividend disbursing agent fees and expenses                          27,669
Trustees' fees                                                                    48,543
Auditing fees                                                                     15,068
Legal fees                                                                        38,315
Portfolio accounting fees                                                        135,679
Share registration costs                                                         168,797
Printing and postage                                                               8,792
Insurance premiums                                                                 5,589
Miscellaneous                                                                      6,129
                                                                            ------------
     Total expenses                                                            5,816,563
Waivers--
Waiver of investment advisory fee                            $  (2,841,923)
Waiver of administrative personnel and services fee               (383,724)
Waiver of transfer and dividend disbursing agent fees and
expenses                                                           (24,068)
Waiver of portfolio accounting fees                               (133,079)
                                                             -------------
     Total waivers                                                            (3,382,794)
                                                                            ------------
       Net expenses                                                                           2,433,769
                                                                                          -------------
          Net investment income                                                           $  73,410,597
                                                                                          -------------

(See Notes which are an integral part of the Financial Statements)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      WACHOVIA PRIME CASH MANAGEMENT FUND
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                          Year Ended November 30,
                                                                   --------------------------------------
                                                                          1997                1996
---------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets:
Operations--
Net investment income                                              $       73,410,597  $       56,117,058
                                                                   ------------------  ------------------
Distributions to Shareholders--
Distributions from net investment income                                  (73,410,597)        (56,117,058)
                                                                   ------------------  ------------------
Share Transactions--
Proceeds from sale of shares                                            2,702,347,584       2,583,312,246
Cost of shares redeemed                                                (2,429,007,461)     (2,286,061,101)
                                                                   ------------------  ------------------
     Change in net assets resulting from share transactions               273,340,123         297,251,145
                                                                   ------------------  ------------------
          Change in net assets                                            273,340,123         297,251,145
Net Assets:
Beginning of period                                                     1,176,854,540         879,603,395
                                                                   ------------------  ------------------
End of period                                                      $    1,450,194,663  $    1,176,854,540
                                                                   ------------------  ------------------

(See Notes which are an integral part of the Financial Statements)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      WACHOVIA PRIME CASH MANAGEMENT FUND
                   FINANCIAL HIGHLIGHTS--INSTITUTIONAL SHARES

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                               Year Ended November 30,
                                                     --------------------------------------------
                                                       1997       1996       1995       1994(a)
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $    1.00  $    1.00  $    1.00   $    1.00
Income from investment operations
  Net investment income                                   0.05       0.05       0.06        0.04
Less distributions
  Distributions from net investment income               (0.05)     (0.05)     (0.06)      (0.04)
                                                     ---------  ---------  ---------   ---------
NET ASSET VALUE, END OF PERIOD                       $    1.00  $    1.00  $    1.00   $    1.00
                                                     ---------  ---------  ---------   ---------
Total return (b)                                          5.55%      5.44%      5.95%       4.02%
Ratios to average net assets
  Expenses                                                0.18%      0.18%      0.18%       0.18%*
  Net investment income                                   5.43%      5.34%      5.80%       4.31%*
  Expense waiver/reimbursement (c)                        0.25%      0.27%      0.27%       0.28%*
Supplemental data
  Net assets, end of period (000 omitted)           $1,450,195 $1,176,855   $879,603    $816,008

  * Computed on an annualized basis.

(a) Reflects operations for the period from December 2, 1993 (date of initial public investment) to November 30, 1994.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      WACHOVIA TAX-FREE MONEY MARKET FUND
                            PORTFOLIO OF INVESTMENTS

                               NOVEMBER 30, 1997

  Principal
   Amount                                                                                     Value
--------------------------------------------------------------------------------------------------------
Mutual Funds--4.6%
$   3,592,896  AIM Global Management S\T Investments                                     $     3,592,896
      658,886  Dreyfus Tax Exempt                                                                658,886
    8,053,687  Fidelity Tax Exempt Money Market                                                8,053,687
                                                                                         ---------------
               Total                                                                          12,305,469
                                                                                         ---------------
Short-Term Municipals--95.0%
               ALABAMA--2.6%
    2,310,000  Alabama HFA, Refunding Revenue Bonds (Series B)
               Weekly VRDNs                                                                    2,310,000
    1,000,000  Birmingham, AL, (Series A) Weekly VRDNs                                         1,000,000
    3,320,000  Birmingham, AL, GO (Series 1992A) Weekly VRDNs
               (Regions Bank, Alabama LOC)                                                     3,320,000
      405,000  Tuscaloosa County, AL Port Authority, (Series 1989A) Weekly VRDNs
               (Capstone Hotel Ltd.)/(SouthTrust Bank of Alabama, Birmingham LOC)                405,000
                                                                                         ---------------
               Total                                                                           7,035,000
                                                                                         ---------------
               ARIZONA--0.1%
      200,000  Phoenix, AZ, GO UT Bonds Daily VRDNs                                              200,000
                                                                                         ---------------
               CALIFORNIA--4.9%
    6,230,000  Los Angeles County, CA, 4.50% TRANs, 6/30/1998                                  6,255,674
    3,000,000  Oakland, CA, 4.50% TRANs, 6/30/1998                                             3,013,024
    3,800,000  Sonoma Valley, CA Unified School District, GO UT, 4.50% TRANs, 7/2/1998         3,814,946
                                                                                         ---------------
               Total                                                                          13,083,644
                                                                                         ---------------
               COLORADO--2.2%
    6,000,000  Colorado State General Fund, (Series A), 4.50% TRANs,
               6/26/1998                                                                       6,022,287
                                                                                         ---------------
               DELAWARE--1.3%
    3,400,000  Wilmington, DE Hospital, Refunding Revenue Bonds Daily VRDNs (Franciscan
               Health Care)                                                                    3,400,000
                                                                                         ---------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      WACHOVIA TAX-FREE MONEY MARKET FUND

  Principal
   Amount                                                                                     Value
--------------------------------------------------------------------------------------------------------
Short-Term Municipals--continued
               FLORIDA--8.2%
$   5,000,000  Broward County, FL HFA, Revenue Bonds Weekly VRDNs (Welleby Apartments)   $     5,000,000
    7,400,000  Collier County, FL HFA, Multi-Family Revenue Bonds
               (Series 1985) Weekly VRDNs (River Reach Project)                                7,400,000
    1,750,000  Escambia County, FL Health Facilities Authority, IDR Bonds (Series A)
               Monthly VRDNs (Florida Convalescent Centers Inc.)/ (Toronto-Dominion
               Bank LOC)                                                                       1,750,000
      700,000  Polk County, FL IDA, Refunding Revenue Bonds Monthly VRDNs (Florida
               Convalescent Centers Inc.)/(Toronto-Dominion Bank LOC)                            700,000
    1,000,000  Polk County, FL IDA, Refunding Revenue Bonds Weekly VRDNs (IMC
               Fertilizer, Inc. Project)/(Rabobank Nederland, Utrecht LOC)                     1,000,000
    4,700,000  Southeast Volusia Hospital District, Revenue Bonds (Series 1995) Weekly
               VRDNs (Bert Fish Medical Center (FL))/(SouthTrust Bank of Alabama,
               Birmingham LOC)                                                                 4,700,000
    1,500,000  St. Lucie County, FL PCR, 3.70% CP (Florida Power & Light Co.),
               Mandatory Tender 1/8/1998                                                       1,500,000
                                                                                         ---------------
               Total                                                                          22,050,000
                                                                                         ---------------
               GEORGIA--8.6%
    5,000,000  De Kalb Private Hospital Authority, GA Weekly VRDNs (Egleston Children's
               Hospital)/(SunTrust Bank, Atlanta LOC)                                          4,999,999
    8,600,000  De Kalb Private Hospital Authority, GA, Revenue Anticipation
               Certificates (Series B) Weekly VRDNs
               (Emory University )/(SunTrust Bank, Atlanta LOC)                                8,600,000
    1,000,000  Georgia Municipal Electric Authority, Series P, 7.70% Bonds (United
               States Treasury PRF), 1/1/1998 (@102)                                           1,023,344
    2,710,000  Georgia Municipal Electric Authority, Series Q, 8.20% Bonds (United
               States Treasury PRF), 1/1/1998 (@102)                                           2,725,802
    2,900,000  Lowndes County, GA Residential Care Facilities for the Elderly Authority
               Weekly VRDNs (South Georgia Health Alliance Project)                            2,900,000
      915,000  Macon-Bibb County, GA Urban Development Authority, Refunding Revenue
               Bonds (Series 1995) Weekly VRDNs (Macon Hotel Investors Project)/(NBD
               Bank, Michigan LOC)                                                               915,000
    1,440,000  Marietta, GA Housing Authority, Revenue Bonds, 3.65% TOBs (Falls at
               Bells Ferry)/(Guardian S&L, Houston LOC) 1/15/1998                              1,440,000

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      WACHOVIA TAX-FREE MONEY MARKET FUND

  Principal
   Amount                                                                                     Value
--------------------------------------------------------------------------------------------------------
Short-Term Municipals--continued
               GEORGIA--CONTINUED
$     500,000  Monroe County, GA Development Authority IDRB, Refunding Revenue Bonds
               Weekly VRDNs (Forsyth Inns, Inc.)/(NBD Bank, Michigan LOC)                $       500,000
                                                                                         ---------------
               Total                                                                          23,104,145
                                                                                         ---------------
               ILLINOIS--11.2%
    1,000,000  Chicago, IL Metropolitan Sanitation District, GO UT, 8.40% Bonds (United
               States Treasury PRF), 1/1/1998 (@102)                                           1,023,981
    1,500,000  Chicago, IL, Series B Weekly VRDNs (Canadian Imperial Bank of Commerce,
               Toronto LOC)                                                                    1,500,000
    5,000,000  Illinois Development Finance Authority Weekly VRDNs                             5,000,000
      740,000  Illinois Development Finance Authority, Revenue Bonds Weekly VRDNs
               (Aurora Central Catholic High School)/(Northern Trust Corp. LOC)                  740,000
    1,000,000  Illinois Development Finance Authority, Revenue Bonds Weekly VRDNs (Lake
               Forest Academy)/(Northern Trust Corp. LOC)                                      1,000,000
    1,205,000  Illinois Development Finance Authority, Revenue Bonds Weekly VRDNs
               (Little City Foundation)/(Lasalle National Bank, Chicago LOC)
    1,205,000 3,800,000 Illinois Development Finance Authority, Revenue Bonds
    Weekly VRDNs (St.
               Ignatius College)/(Northern Trust Corp. LOC)                                    3,800,000
    1,625,000  Illinois Development Finance Authority, Revenue Bonds Weekly VRDNs (St.
               Paul's House)/(Lasalle National Bank, Chicago LOC)                              1,625,000
    4,500,000  Illinois Development Finance Authority, Series A Weekly VRDNs
               (Presbyterian Home Lake)/(Lasalle National Bank, Chicago LOC)                   4,500,000
    3,000,000  Illinois State Toll Highway Authority, (Series 1993B) Weekly VRDNs (MBIA
               Insurance Corporation INS)/(Societe Generale, Paris LIQ)/(Societe
               Generale, Paris LOC)                                                            3,000,000
    5,600,000  Jackson-Union Counties, IL Regional Port District Facilities Weekly
               VRDNs (Enron Transportation Services)                                           5,600,000
    1,000,000  Orland Hills, IL, Multi-family Mortgage Revenue Bonds Weekly VRDNs
               (Lasalle National Corp. LOC)                                                    1,000,000
                                                                                         ---------------
               Total                                                                          29,993,981
                                                                                         ---------------
               KANSAS--1.1%
    3,000,000  Burlington, KS, PCR Bonds, 3.80% CP (Kansas City Power And Light Co.),
               Mandatory Tender 1/15/1998                                                      3,000,000
                                                                                         ---------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      WACHOVIA TAX-FREE MONEY MARKET FUND

  Principal
   Amount                                                                                     Value
--------------------------------------------------------------------------------------------------------
Short-Term Municipals--continued
               KENTUCKY--0.3%
$     700,000  Georgetown, KY Educational Institution, Revenue Bonds Weekly VRDNs
               (Georgetown College)                                                      $       700,000
                                                                                         ---------------
               LOUISIANA--1.7%
    1,700,000  Calcasieu Parish, LA, IDB, PCR Bonds Weekly VRDNs (Citgo Petroleum
               Corp.)                                                                          1,700,000
    2,800,000  Lake Charles, LA Harbor & Terminal District, Revenue Bonds Weekly VRDNs
               (Citgo Petroleum Corp.)                                                         2,800,000
                                                                                         ---------------
               Total                                                                           4,500,000
                                                                                         ---------------
               MAINE--1.3%
    3,510,000  Maine State, GO UT Public Improvement Bonds, 5.00% TOBs
               6/15/1998                                                                       3,529,556
                                                                                         ---------------
               MASSACHUSETTS--3.8%
    7,300,000  Commonwealth of Massachusetts Daily VRDNs (National Westminster Bank,
               PLC, London LOC)                                                                7,300,000
    3,000,000  Massachusetts Municipal Wholesale Electric Company, Power Supply System
               Revenue Bonds (1994 Series C) Weekly VRDNs (Canadian Imperial Bank of
               Commerce, Toronto LOC)                                                          3,000,000
                                                                                         ---------------
               Total                                                                          10,300,000
                                                                                         ---------------
               MICHIGAN--0.7%
    2,000,000  Michigan Municipal Bond Authority, (Series B), 4.50% Bonds,
               7/2/1998                                                                        2,007,762
                                                                                         ---------------
               MISSISSIPPI--1.8%
    2,340,000  Jackson County, MS, 3.75% TOBs (Chevron Corp. GTD), Mandatory Tender
               2/2/1998                                                                        2,340,000
    1,500,000  Jackson County, MS, PCR Refunding Bonds Daily VRDNs (Chevron U.S.A.,
               Inc.)                                                                           1,500,000
    1,000,000  Perry County, MS Industrial Revenue, Revenue Bonds Weekly VRDNs (Leaf
               River Forest Project)                                                           1,000,000
                                                                                         ---------------
               Total                                                                           4,840,000
                                                                                         ---------------
               MISSOURI--0.7%
    1,800,000  Kansas City, MO IDA, IDRB Weekly VRDNs (Mid-American Health Services)           1,800,000
                                                                                         ---------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      WACHOVIA TAX-FREE MONEY MARKET FUND

  Principal
   Amount                                                                                     Value
--------------------------------------------------------------------------------------------------------
Short-Term Municipals--continued
               NEW YORK--2.0%
$   4,000,000  New York City, NY, (Subseries B-4) Daily VRDNs (MBIA Insurance
               Corporation INS)/(National Westminster Bank, PLC, London LIQ)             $     4,000,000
      700,000  New York City, NY, GO UT Bonds Daily VRDNs                                        700,000
      300,000  New York City, NY, GO UT Refunding Bonds (Subseries E3) Daily VRDNs
               (Morgan Guaranty Trust Co., New York LOC)                                         300,000
      500,000  New York City, NY, Subseries E-2 Daily VRDNs (Morgan Guaranty Trust Co.,
               New York LOC)                                                                     500,000
                                                                                         ---------------
               Total                                                                           5,500,000
                                                                                         ---------------
               NORTH CAROLINA--4.4%
    1,100,000  North Carolina Eastern Municipal Power Agency, (Series B), 3.60% CP
               (Morgan Guaranty Trust Co., New York and Union Bank of Switzerland,
               Zurich LOCs), Mandatory Tender 2/5/1998                                         1,100,000
    2,700,000  North Carolina Eastern Municipal Power Agency, (Series B), 3.80% CP
               (Morgan Guaranty Trust Co., New York and Union Bank of Switzerland,
               Zurich LOCs), Mandatory Tender 1/21/1998                                        2,700,000
    2,000,000  North Carolina Educational Facilities Finance Agency Weekly VRDNs
               (Gardner Webb University)/(First Union National Bank, Charlotte, N.C.
               LOC)                                                                            2,000,000
    5,900,000  North Carolina Medical Care Commission Hospital, Revenue Bonds (Series
               A) Weekly VRDNs (Pooled Financing Program)/ (Nationsbank, N.A.,
               Charlotte LOC)                                                                  5,900,000
                                                                                         ---------------
               Total                                                                          11,700,000
                                                                                         ---------------
               OHIO--1.5%
      965,000  Centerville, OH, Health Care Revenue Bonds Weekly VRDNs (Bethany
               Lutheran Village)/(PNC Bank, Ohio, N.A. LOC)                                      965,000
    2,000,000  Columbus, OH, Series 1 Weekly VRDNs (Westdeutsche Landesbank
               Girozentrale LOC)                                                               2,000,000
    1,100,000  Ohio State Air Quality Development Authority, Series A, 3.95% Bonds
               (Ohio Edison Co.)/(Toronto-Dominion Bank LOC),
               2/1/1997 (@100)                                                                 1,100,172
                                                                                         ---------------
               Total                                                                           4,065,172
                                                                                         ---------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      WACHOVIA TAX-FREE MONEY MARKET FUND

  Principal
   Amount                                                                                     Value
--------------------------------------------------------------------------------------------------------
Short-Term Municipals--continued
               PENNSYLVANIA--3.1%
$   5,000,000  Allegheny County, PA IDA, Revenue Bonds (Series A) Weekly VRDNs (United
               Jewish Federation of Greater Pittsburgh VRDB)                             $     5,000,000
    1,700,000  Pennsylvania State Higher Education Facilities Authority, Series A7,
               4.75% TOBs (St. Joseph's University), Mandatory Tender
               4/1/1998                                                                        1,704,361
    1,500,000  Sewickley Valley, PA Hospital Authority, Revenue Bonds, 3.55% TOBs (PNC
               Bank, N.A. LOC), Mandatory Tender
               12/16/1997                                                                      1,500,000
                                                                                         ---------------
               Total                                                                           8,204,361
                                                                                         ---------------
               SOUTH CAROLINA--1.5%
    4,000,000  Richland County, SC, (Series B), 4.00% Bonds,
               12/1/1997                                                                       4,000,000
                                                                                         ---------------
               TENNESSEE--7.7%
    2,170,000  Metropolitan Government Nashville & Davidson County, TN HEFA, Refunding
               Revenue Bonds Weekly VRDNs (West Meade Place Project)/(NationsBank,
               South LOC)                                                                      2,170,000
    3,000,000  Metropolitan Government Nashville & Davidson County, TN IDB,
               Multi-Family Housing Revenue Bonds (Series B) Weekly VRDNs (Arbor Crest
               L.P.)/(Chase Manhattan Bank N.A., New York and Lasalle National Corp.
               LOCs)                                                                           3,000,000
    3,450,000  Metropolitan Nashville Tennessee AA, (Series 1993) Weekly VRDNs (FGIC
               INS)/(Societe Generale, Paris LIQ)/(Societe Generale, Paris LOC)                3,450,000
    2,000,000  Montgomery Co, TN Public Building Authority Weekly VRDNs (NationsBank
               Corp. LOC)                                                                      2,000,000
   10,055,000  Tennessee State School Board Authority, (Series 1996A) Weekly VRDNs
               (Union Bank of Switzerland, Zurich LIQ)                                        10,055,000
                                                                                         ---------------
               Total                                                                          20,675,000
                                                                                         ---------------
               TEXAS--10.8%
    3,805,000  Fort Worth, TX Independent School District, General Obligation Unltd.,
               6.00% Bonds, 2/15/1998                                                          3,821,062
    3,000,000  Harris County, TX, 4.25% TRANs, 2/27/1998                                       3,003,896
    5,000,000  Lower Neches Valley, TX, Refunding Revenue Bonds, 3.75% TOBs (Chevron
               U.S.A., Inc.) 2/15/2017                                                         5,000,000

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      WACHOVIA TAX-FREE MONEY MARKET FUND

  Principal
   Amount                                                                                     Value
--------------------------------------------------------------------------------------------------------
Short-Term Municipals--continued
               TEXAS--CONTINUED
$   3,000,000  Midland Independent School District, TX, Variable Rate Unlimited Tax
               School Building Bonds (Series 1997), 3.91% TOBs (Texas Permanent School
               Fund Guarantee Program GTD), Mandatory Tender 1/15/1998                   $     3,000,035
    4,000,000  Richardson, TX Independent School District, (Series A) Weekly VRDNs
               (PSFG GTD)/(Union Bank of Switzerland, Zurich SA)                               4,000,000
   10,000,000  Texas State, (Series A), 4.75% TRANs, 8/31/1998                                10,068,438
                                                                                         ---------------
               Total                                                                          28,893,431
                                                                                         ---------------
               UTAH--2.6%
    7,000,000  Utah State, (Series B), 3.60% Bonds, 12/11/1997                                 7,000,000
                                                                                         ---------------
               VIRGINIA--4.3%
    5,915,000  Commonwealth of Virginia, GO UT, 5.00% Bonds,
               6/1/1998                                                                        5,952,229
    1,960,000  Harrisonburg, VA Redevelopment & Housing Authority, Multi-Family Housing
               Revenue Bonds, 3.70% TOBs (Rolling Brook Village Apartments)/(Guardian
               S&L, Houston LOC) 2/1/1998                                                      1,960,000
    2,600,000  Roanoke, VA IDA, (Series B) Daily VRDNs (Carillion Health System)               2,600,000
    1,000,000  Virginia State Transportation Board, 7.80% Bonds (Route 28
               Project)/(United States Treasury PRF), 3/1/1998 (@102)                          1,014,737
                                                                                         ---------------
               Total                                                                          11,526,966
                                                                                         ---------------
               WASHINGTON--3.4%
    9,190,000  Port Anacortes, WA Industrial Development Corp., 3.75% TOBs (Texaco,
               Inc.) 12/3/1997                                                                 9,190,000
                                                                                         ---------------
               WISCONSIN--2.0%
    5,400,000  Wisconsin Health and Educational Facilities Authority, Revenue Bonds
               (Series 1994) Weekly VRDNs (Felician Health Care, Inc. Project)/(Lasalle
               National Bank, Chicago LOC)                                                     5,400,000
                                                                                         ---------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      WACHOVIA TAX-FREE MONEY MARKET FUND

  Principal
   Amount                                                                                     Value
--------------------------------------------------------------------------------------------------------
Short-Term Municipals--continued
               WYOMING--1.2%
$   3,200,000  Uinta County, WY, PCR Refunding Bonds Daily VRDNs (Chevron U.S.A., Inc.)  $     3,200,000
                                                                                         ---------------
               Total Short-Term Municipals                                                   254,921,305
                                                                                         ---------------
               Total Investments, at amortized cost and value (a)                        $   267,226,774
                                                                                         ---------------

(a) Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets
      ($268,324,609) at November 30, 1997.

The following acronyms are used throughout this portfolio:

CP--Commercial Paper
FGIC--Financial Guaranty Insurance Company GO--General Obligation GTD--Guaranty
HEFA--Health and Education Facilities Authority HFA--Housing Finance Authority
IDA--Industrial Development Authority IDB--Industrial Development Bond
IDR--Industrial Development Revenue IDRB--Industrial Development Revenue Bond
INS--Insured LIQ--Liquidity Agreement LOCs--Letter(s) of Credit LOC--Letter of Credit MBIA--Municipal Bond Investors Assurance PCR--Pollution Control Revenue PLC--Public Limited Company PRF--Prerefunded PSFG--Permanent School Fund Guarantee SA--Support Agreement TOBs--Tender Option Bonds TRANs--Tax and Revenue Anticipation Notes UT--Unlimited Tax VRDB--Variable Rate Demand Bond VRDNs--Variable Rate Demand Notes

(See Notes which are an integral part of the Financial Statements)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      WACHOVIA TAX-FREE MONEY MARKET FUND
                      STATEMENT OF ASSETS AND LIABILITIES

                               NOVEMBER 30, 1997

Assets:
Total investments in securities, at amortized cost and value                             $   267,226,774
Income receivable                                                                              1,977,479
Receivable for shares sold                                                                           175
Deferred expenses                                                                                  1,565
                                                                                         ---------------
     Total assets                                                                            269,205,993
Liabilities:
Income distribution payable                                                  $   34,458
Payable to bank                                                                 756,136
Accrued expenses                                                                 90,790
                                                                             ----------
     Total liabilities                                                                           881,384
                                                                                         ---------------
Net Assets for 268,324,609 shares outstanding                                            $   268,324,609
                                                                                         ---------------
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Institutional Shares: ($182,472,936 / 182,472,936 shares outstanding)                              $1.00
                                                                                         ---------------
Investment Shares: ($85,851,673 / 85,851,673 shares outstanding)                                   $1.00
                                                                                         ---------------

(See Notes which are an integral part of the Financial Statements)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      WACHOVIA TAX-FREE MONEY MARKET FUND
                            STATEMENT OF OPERATIONS

                          YEAR ENDED NOVEMBER 30, 1997

Investment Income:
Interest                                                                                    $  9,431,157
Expenses:
Investment advisory fee                                                      $   1,318,455
Administrative personnel and services fee                                          220,229
Custodian fees                                                                      51,928
Transfer and dividend disbursing agent fees and expenses                            39,988
Trustees' fees                                                                      10,260
Auditing fees                                                                       15,258
Legal fees                                                                           4,338
Portfolio accounting fees                                                           79,785
Distribution services fee--Investment Shares                                       340,932
Share registration costs                                                            37,557
Printing and postage                                                                20,225
Insurance premiums                                                                   2,249
Miscellaneous                                                                       17,684
                                                                             -------------
     Total expenses                                                              2,158,888
Waiver of investment advisory fee                                               (1,185,295)
                                                                             -------------
          Net expenses                                                                           973,593
                                                                                            ------------
               Net investment income                                                        $  8,457,564
                                                                                            ------------

(See Notes which are an integral part of the Financial Statements)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      WACHOVIA TAX-FREE MONEY MARKET FUND
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                            Year Ended November 30,
                                                                       ----------------------------------
                                                                             1997              1996
---------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets:
Operations--
Net investment income                                                  $      8,457,564  $      5,467,044
                                                                       ----------------  ----------------
Distributions to Shareholders--
Distributions from net investment income
  Institutional Shares                                                       (5,961,634)       (3,429,242)
  Investment Shares                                                          (2,495,930)       (2,037,802)
                                                                       ----------------  ----------------
     Change in net assets resulting from distributions
     to shareholders                                                         (8,457,564)       (5,467,044)
                                                                       ----------------  ----------------
Share Transactions--
Proceeds from sale of shares                                                488,064,545       409,914,657
Cost of shares redeemed                                                    (413,538,893)     (352,122,829)
                                                                       ----------------  ----------------
     Change in net assets resulting from share transactions                  74,525,652        57,791,828
                                                                       ----------------  ----------------
          Change in net assets                                               74,525,652        57,791,828
Net Assets:
Beginning of period                                                         193,798,957       136,007,129
                                                                       ----------------  ----------------
End of period                                                          $    268,324,609  $    193,798,957
                                                                       ----------------  ----------------

(See Notes which are an integral part of the Financial Statements)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      WACHOVIA TAX-FREE MONEY MARKET FUND
                   FINANCIAL HIGHLIGHTS--INSTITUTIONAL SHARES

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                       Year Ended November 30,
                                                        -----------------------------------------------------
                                                          1997       1996       1995       1994       1993
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
Income from investment operations
  Net investment income                                      0.03       0.03       0.04       0.02       0.02
Less distributions
  Distributions from net investment income                  (0.03)     (0.03)     (0.04)     (0.02)     (0.02)
                                                        ---------  ---------  ---------  ---------  ---------
NET ASSET VALUE, END OF PERIOD                          $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
                                                        ---------  ---------  ---------  ---------  ---------
Total return (a)                                            3.41%      3.24%      3.59%      2.42%      2.30%
Ratios to average net assets
  Expenses                                                  0.24%      0.29%      0.32%      0.38%      0.29%
  Net investment income                                     3.34%      3.22%      3.55%      2.41%      2.28%
  Expense waiver/reimbursement (b)                          0.45%      0.43%      0.46%      0.45%      0.60%
Supplemental data
  Net assets, end of period
  (000 omitted)                                         $182,473   $118,877    $80,274    $93,867    $59,269

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      WACHOVIA TAX-FREE MONEY MARKET FUND
                    FINANCIAL HIGHLIGHTS--INVESTMENT SHARES

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                       Year Ended November 30,
                                                        -----------------------------------------------------
                                                          1997       1996       1995       1994       1993
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
Income from investment operations
  Net investment income                                      0.03       0.03       0.03       0.02       0.02
Less distributions
  Distributions from net investment income                  (0.03)     (0.03)     (0.03)     (0.02)     (0.02)
                                                        ---------  ---------  ---------  ---------  ---------
NET ASSET VALUE, END OF PERIOD                          $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
                                                        ---------  ---------  ---------  ---------  ---------
Total return (a)                                             2.99%      2.83%      3.25%      2.11%      1.99%
Ratios to average net assets
  Expenses                                                   0.64%      0.69%      0.66%      0.68%      0.59%
  Net investment income                                      2.93%      2.84%      3.19%      2.11%      1.98%
  Expense waiver/reimbursement (b)                           0.45%      0.43%      0.52%      0.55%      0.70%
Supplemental data
  Net assets, end of period
  (000 omitted)                                           $85,852    $74,922    $55,733    $42,820    $23,976

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)




--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    WACHOVIA U.S. TREASURY MONEY MARKET FUND
                            PORTFOLIO OF INVESTMENTS

                               NOVEMBER 30, 1997

   Principal
    Amount                                                                                     Value
---------------------------------------------------------------------------------------------------------
U.S. Government Obligations--50.6%
                 U.S. TREASURY BILLS 33.1%
$   210,000,000  12/11/97 - 5/28/98                                                       $   207,529,609
                                                                                          ---------------
                 U.S. TREASURY NOTES 17.5%
    110,000,000  5.125% - 6.000%, 12/31/97 - 8/15/98                                          109,996,205
                                                                                          ---------------
                 Total U.S. Government Obligations                                            317,525,814
                                                                                          ---------------
(a) Repurchase Agreements--49.5%
    145,000,000  CS First Boston Corp., 5.720%, dated 11/28/1997, due 12/1/1997               145,000,000
    140,894,823  Goldman Sachs Group, LP, 5.500%, dated 11/28/1997,
                 due 12/1/1997                                                                140,894,823
     25,000,000  Morgan Stanley Group, Inc., 5.700%, dated 11/28/1997,
                 due 12/1/1997                                                                 25,000,000
                                                                                          ---------------
                 Total Repurchase Agreements                                                  310,894,823
                                                                                          ---------------
                 Total Investments, at amortized cost and value (b)                       $   628,420,637
                                                                                          ---------------

(a) The repurchase agreements are fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio.

(b) Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets ($627,817,529) at
     November 30, 1997.

The following acronym is used throughout this portfolio:

LP--Limited Partnership

(See Notes which are an integral part of the Financial Statements)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    WACHOVIA U.S. TREASURY MONEY MARKET FUND
                      STATEMENT OF ASSETS AND LIABILITIES

                               NOVEMBER 30, 1997

Assets:
Investments in repurchase agreements                                     $   310,894,823
Investments in securities                                                    317,525,814
                                                                         ---------------
Total investments in securities, at amortized cost and value                              $   628,420,637
Income receivable                                                                               2,227,335
                                                                                          ---------------
     Total assets                                                                             630,647,972
Liabilities:
Income distribution payable                                                    2,714,915
Accrued expenses                                                                 115,528
                                                                         ---------------
     Total liabilities                                                                          2,830,443
                                                                                          ---------------
Net Assets for 627,817,529 shares outstanding                                             $   627,817,529
                                                                                          ---------------
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Institutional Shares: ($510,322,828 / 510,322,828 shares outstanding)                               $1.00
                                                                                          ---------------
Investment Shares: ($117,494,701 / 117,494,701 shares outstanding)                                  $1.00
                                                                                          ---------------

(See Notes which are an integral part of the Financial Statements)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    WACHOVIA U.S. TREASURY MONEY MARKET FUND
                            STATEMENT OF OPERATIONS

                          YEAR ENDED NOVEMBER 30, 1997

Investment Income:
Interest                                                                                  $  32,893,170
Expenses:
Investment advisory fee                                                    $   3,023,600
Administrative personnel and services fee                                        507,009
Custodian fees                                                                    97,881
Transfer and dividend disbursing agent fees and expenses                          50,413
Trustees' fees                                                                    17,828
Auditing fees                                                                     15,002
Legal fees                                                                        10,740
Portfolio accounting fees                                                        109,014
Distribution services fee--Investment Shares                                     460,735
Share registration costs                                                          80,495
Printing and postage                                                               6,587
Insurance premiums                                                                 5,027
Miscellaneous                                                                     17,491
                                                                           -------------
     Total expenses                                                            4,401,822
Waiver of investment advisory fee                                             (2,489,781)
                                                                           -------------
       Net expenses                                                                           1,912,041
                                                                                          -------------
          Net investment income                                                           $  30,981,129
                                                                                          -------------

(See Notes which are an integral part of the Financial Statements)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    WACHOVIA U.S. TREASURY MONEY MARKET FUND
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                           Year Ended November 30,
                                                                     ------------------------------------
                                                                            1997               1996
---------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets:
Operations--
Net investment income                                                $       30,981,129  $     17,428,658
                                                                     ------------------  ----------------
Distributions to Shareholders--
Distributions from net investment income
  Institutional Shares                                                      (25,449,095)      (13,103,649)
  Investment Shares                                                          (5,532,034)       (4,325,009)
                                                                     ------------------  ----------------
     Change in net assets resulting from distributions
     to shareholders                                                        (30,981,129)      (17,428,658)
                                                                     ------------------  ----------------
Share Transactions--
Proceeds from sale of shares                                              1,984,795,509       911,111,113
Cost of shares redeemed                                                  (1,763,619,561)     (800,564,843)
                                                                     ------------------  ----------------
     Change in net assets resulting from share transactions                 221,175,948       110,546,270
                                                                     ------------------  ----------------
          Change in net assets                                              221,175,948       110,546,270
Net Assets:
Beginning of period                                                         406,641,581       296,095,311
                                                                     ------------------  ----------------
End of period                                                        $      627,817,529  $    406,641,581
                                                                     ------------------  ----------------

(See Notes which are an integral part of the Financial Statements)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    WACHOVIA U.S. TREASURY MONEY MARKET FUND
                   FINANCIAL HIGHLIGHTS--INSTITUTIONAL SHARES

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                  Year Ended November 30,
                                                   -----------------------------------------------------
                                                     1997       1996       1995       1994       1993
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
Income from investment operations
  Net investment income                                 0.05       0.05       0.06       0.04       0.03
Less distributions
  Distributions from net investment income             (0.05)     (0.05)     (0.06)     (0.04)     (0.03)
                                                   ---------  ---------  ---------  ---------  ---------
NET ASSET VALUE, END OF PERIOD                     $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
                                                   ---------  ---------  ---------  ---------  ---------
Total return (a)                                        5.31%      5.18%      5.66%      3.70%      2.91%
Ratios to average net assets
  Expenses                                              0.24%      0.30%      0.32%      0.36%      0.28%
  Net investment income                                 5.20%      5.07%      5.54%      3.72%      2.87%
  Expense waiver/reimbursement (b)                      0.41%      0.39%      0.40%      0.51%      0.63%
Supplemental data
  Net assets, end of period (000 omitted)           $510,323   $302,306   $214,356    $87,531    $65,353

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    WACHOVIA U.S. TREASURY MONEY MARKET FUND
                    FINANCIAL HIGHLIGHTS--INVESTMENT SHARES

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                     Year Ended November 30,
                                                     -------------------------------------------------------
                                                       1997       1996       1995       1994       1993(a)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $    1.00  $    1.00  $    1.00  $    1.00   $    1.00
Income from investment operations
  Net investment income                                   0.05       0.04       0.05       0.03        0.01
Less distributions
  Distributions from net investment income               (0.05)     (0.04)     (0.05)     (0.03)      (0.01)
                                                     ---------  ---------  ---------  ---------   ---------
NET ASSET VALUE, END OF PERIOD                       $    1.00  $    1.00  $    1.00  $    1.00   $    1.00
                                                     ---------  ---------  ---------  ---------   ---------
Total return (b)                                          4.89%      4.77%      5.30%      3.39%       1.42%
Ratios to average net assets
  Expenses                                                0.64%      0.70%      0.66%      0.66%       0.65%*
  Net investment income                                   4.80%      4.68%      5.21%      3.42%       2.50%*
  Expense waiver/reimbursement (c)                        0.41%      0.39%      0.46%      0.61%       0.73%*
Supplemental data
  Net assets, end of period (000 omitted)             $117,495   $104,336    $81,739    $46,396     $16,941

  * Computed on an annualized basis.

(a) Reflects operations for the period from May 12, 1993 (date of initial public investment) to November 30, 1993.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                          WACHOVIA MONEY MARKET FUNDS
                     COMBINED NOTES TO FINANCIAL STATEMENTS

                               NOVEMBER 30, 1997

1. ORGANIZATION

The Wachovia Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of twelve portfolios. The following portfolios are included herein (individually referred to as the "Fund", or collectively as the "Funds"):

                    PORTFOLIO INVESTMENT OBJECTIVE         Wachovia Prime Cash
Management Fund To provide current income consistent with ("Prime CashFund") stability of principal and liquidity.

Wachovia Tax-Free Money Market Fund To provide current income exempt from federal ("Tax-Free Fund") regular income tax consistent with stability of principal and liquidity.

Wachovia U.S. Treasury Money Market Fund To provide current income consistent with ("U.S. Treasury Fund") stability of principal and liquidity.

The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The Funds, except for Prime Cash Fund, offer two classes of shares:
Institutional Shares and Investment Shares. Prime Cash Fund only offers Institutional Shares. Investment Shares are identical in all respects to Institutional Shares except that Investment Shares are sold pursuant to a distribution plan (the "Plan") adopted in accordance with Rule 12b-1 under the Act.

On July 31, 1997, the Trust, and each of the underlying portfolios and classes, changed its name from The Biltmore Funds to The Wachovia Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

     INVESTMENT VALUATIONS--The Funds use the amortized cost method to value their portfolio securities in accordance with Rule 2a-7 under the Act. Investments in other open-end management investment companies are valued at net asset value.

     REPURCHASE AGREEMENTS--It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

     The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to the guidelines and/or standards established and received by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

     INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                          WACHOVIA MONEY MARKET FUNDS

     Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

     FEDERAL TAXES--It is the Funds' policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.

     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

     DEFERRED EXPENSES--The costs incurred by each Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized over a period not to exceed five years from each Fund's commencement date.

     USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

     OTHER--Investment transactions are accounted for on the trade date.

3. SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares. At November 30, 1997 capital paid-in aggregated $1,450,194,663, $268,324,609 and $627,817,529 for Prime Cash Fund, Tax-Free Fund, and U.S. Treasury Fund, respectively.

Transactions in shares were as follows:

                          Prime Cash Fund               Tax-Free Fund              U.S. Treasury Fund
                    ----------------------------  --------------------------  ----------------------------
                                                   Year Ended November 30,
                    --------------------------------------------------------------------------------------
                        1997           1996           1997          1996          1997           1996
----------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
------------------
Shares sold         2,702,347,584  2,583,312,246   253,485,355   242,033,756  1,734,312,598    722,628,978
Shares redeemed     (2,429,007,461) (2,286,061,101) (189,889,011) (203,431,120) (1,526,295,637)  (634,679,247)
                    -------------  -------------  ------------  ------------  -------------  -------------
Net change
resulting from
Institutional
Shares
transactions          273,340,123    297,251,145    63,596,344    38,602,636    208,016,961     87,949,731
                    -------------  -------------  ------------  ------------  -------------  -------------
INVESTMENT SHARES
------------------
Shares sold                    --             --   234,579,190   167,880,901    250,482,911    188,482,135
Shares redeemed                --             --  (223,649,882) (148,691,709)  (237,323,924)  (165,885,596)
                    -------------  -------------  ------------  ------------  -------------  -------------
Net change
resulting from
Investment Shares
transactions                   --             --    10,929,308    19,189,192     13,158,987     22,596,539
                    -------------  -------------  ------------  ------------  -------------  -------------
Net change
resulting from
share transactions    273,340,123    297,251,145    74,525,652    57,791,828    221,175,948    110,546,270
                    -------------  -------------  ------------  ------------  -------------  -------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                          WACHOVIA MONEY MARKET FUNDS

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE--Wachovia Asset Management, the Funds' investment adviser (the "Adviser"), receives for its services an annual investment advisory fee based on each Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

         Fund             Annual Rate
Prime Cash Fund              0.30%
Tax-Free Fund                0.50%
U.S. Treasury Fund           0.50%

ADMINISTRATIVE FEE--Federated Administrative Services ("FAS") provides the Funds with certain administrative personnel and services. This fee paid to FAS is based on the level of average aggregate net assets of the Trust and The Wachovia Municipal Funds for the period. FAS may voluntarily waive a portion of its fee. Prior to December 4, 1997, the administrative fee during any fiscal year for the Funds aggregated at least $75,000. After that date, FAS ceased imposing a minimum administrative fee.

DISTRIBUTION SERVICES FEE--Under the terms of the Plan, each Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from its net assets to finance activities intended to result in the sale of each Fund's Investment Shares. The Plan provides that each Fund may incur distribution expenses up to 0.40% of the average daily net assets of its Investment Shares, annually, to compensate FSC.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES--Federated Services Company ("FServ"), through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Funds. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders. FSSC may voluntarily choose to waive any portion of its fee.

PORTFOLIO ACCOUNTING FEES--FServ, through its subsidiary FAS, maintains the Funds' accounting records for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

CUSTODIAN FEES--Wachovia Bank, N.A. is the Funds' custodian for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES--Organizational expenses were borne initially by FAS. The Funds have agreed to reimburse FAS for the organizational expenses during the five year period following the date that each Fund becomes effective. For the year ended November 30, 1997, pursuant to this agreement, the Funds paid FAS as follows:

                           Initial        Organizational
                        Organizational       Expenses
        Fund               Expenses         Reimbursed
Prime Cash Fund           $   35,156        $   11,523
Tax-Free Fund                 59,661             1,994
U.S. Treasury Fund            78,399             1,518

GENERAL--Certain of the Officers of the Trust are Officers and Directors or Trustees of the above companies.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees and Shareholders of
THE WACHOVIA FUNDS:
(formerly The Biltmore Funds)

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Wachovia Prime Cash Management Fund, Wachovia Tax-Free Money Market Fund, and Wachovia U.S. Treasury Money Market Fund (portfolios of The Wachovia Funds) as of November 30, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1997, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wachovia Prime Cash Management Fund, Wachovia Tax-Free Money Market Fund, and Wachovia U.S. Treasury Money Market Fund of The Wachovia Funds at November 30, 1997, and the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended, and financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                ERNST & YOUNG LLP
Pittsburgh, Pennsylvania
January 20, 1998

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TRUSTEES                                 OFFICERS

James A. Hanley                          John W. McGonigle
Samuel E. Hudgins                         President and Treasurer
J. Berkley Ingram, Jr.                   Charles L. Davis, Jr.
D. Dean Kaylor                            Vice President and Assistant Treasurer
Charles S. Way, Jr.                      Peter J. Germain
                                          Secretary
                                         Gail Cagney
                                          Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves risk, including possible loss of principal. Although money market funds seek to maintain a stable net asset value of $1.00 per share, there is no assurance that they will be able to do so.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.




                                 Cusip 929901684
                                 Cusip 929901304
                                 Cusip 929901403
Federated Securities Corp                                       Cusip 929901833
is the distributor of the funds                                 Cusip 929901825

831-30 (1/98)                                                   G01512-18 (1/98)



                          WACHOVIA MONEY MARKET FUND

                              WACHOVIA TAX-FREE
                              MONEY MARKET FUND

                            WACHOVIA U.S. TREASURY
                              MONEY MARKET FUND

                              INVESTMENT SHARES





                                Annual Report
                              November 30, 1997



------------------------------------------------------------------------WACHOVIA
Effective July 31, 1997 The Biltmore Funds became The Wachovia Funds

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              PRESIDENT'S MESSAGE

Dear Shareholder:

I am pleased to present the Annual Report to Shareholders of the Wachovia money market funds, Investment Shares, for the 12-month period ended November 30, 1997. This report includes a list of each fund's holdings and the fund's complete financial information.

Each Wachovia money market fund continued to provide investors with daily income on their ready cash, while maintaining a stable $1.00 share value.* The fund-by-fund highlights are as follows:

WACHOVIA MONEY MARKET FUND

The fund's portfolio of high quality money market securities provided shareholders with dividends totaling $0.05 per share, while maintaining a stable share value of $1.00.* The fund's net assets rose by more than $100 million over the reporting period, reaching $477.9 million at November 30, 1997.

WACHOVIA TAX-FREE MONEY MARKET FUND

The fund's portfolio of tax-free money market securities, which at the end of the 12-month period were diversified among municipalities across the U.S., provided shareholders with federally tax-free dividends totaling $0.03 per share,** while maintaining a stable share value of $1.00.* The fund's net assets stood at $268.3 million at the end of the reporting period.

WACHOVIA U.S. TREASURY MONEY MARKET FUND

Fund net assets reached $627.8 million as the fund's portfolio of U.S. Treasury money market securities paid dividends totaling $0.05 per share, while maintaining a stable share value of $1.00.*

Thank you for choosing a Wachovia money market fund to keep your cash working for you--every day. As we begin a new year, we renew our commitment to keep you up-to-date on your investment, and provide your account with the highest level of service.

Sincerely,

/s/John W. McGonigle

John W. McGonigle
President
January 15, 1998

 * Money market mutual funds seek to maintain a stable net asset value of $1.00 per share. There is no assurance that they will be able to do so. An investment in the funds is neither insured nor guaranteed by the U.S. government.

** Income may be subject to the federal alternative minimum tax and state and local taxes.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           WACHOVIA MONEY MARKET FUND
                            PORTFOLIO OF INVESTMENTS

                               NOVEMBER 30, 1997

  Principal
   Amount                                                                                     Value
--------------------------------------------------------------------------------------------------------
Bank Notes--3.3%
               BANKING & FINANCE--3.3%
$  16,000,000  Lasalle National Bank, Chicago, 5.960% - 6.240%,
               2/17/1998 - 4/21/1998                                                     $    16,000,000
                                                                                         ---------------
Bankers Acceptance--1.9%
               BANKING & FINANCE--1.9%
    4,000,000  Bank of Hawaii, 5.920%, 5/11/1998                                               3,897,139
    5,000,000  SunTrust Bank, Atlanta, 5.830%, 7/14/1998                                       4,998,231
                                                                                         ---------------
               Total Bankers Acceptances                                                       8,895,370
                                                                                         ---------------
Time Deposits--8.4%
               BANKING--8.4%
   20,000,000  Citibank, Toronto, 5.710%, 1/26/1998                                           20,000,000
   20,000,000  Toronto-Dominion Bank, 5.700%, 1/6/1998                                        20,000,000
                                                                                         ---------------
               Total Time Deposits                                                            40,000,000
                                                                                         ---------------
Certificates of Deposit--21.5%
   10,000,000  Bank of America NT and SA, San Francisco, 5.840%, 10/29/1998                   10,000,000
   12,500,000  Barclays Bank PLC, London, 5.770% - 5.830%,
               1/16/1998 - 3/5/1998                                                           12,499,540
   20,000,000  CIBC Wood Gundy Securities Corp., 5.680% - 5.760%,
               2/12/1998 - 2/27/1998                                                          19,998,602
    3,000,000  Credit Suisse First Boston, 6.250%, 4/10/1998                                   3,000,000
   19,000,000  Deutsche Bank, New York, 5.910%, 9/2/1998                                      18,999,202
    5,000,000  Morgan Guaranty Trust Co., New York, 5.850%, 3/16/1998                          4,999,587
   10,000,000  National Westminster Bank, New Jersey, 5.750%, 2/27/1998                       10,000,000
    8,500,000  Rabobank Nederland, Utrecht, 5.990%, 3/24/1998                                  8,502,067
   15,000,000  Swiss Bank Corp., Basle, 6.040%, 2/17/1998                                     15,000,000
                                                                                         ---------------
               Total Certificates of Deposit                                                 102,998,998
                                                                                         ---------------
(a) Commercial Paper--43.4%
               CHEMICAL & ALLIED PRODUCTS--4.1%
   20,000,000  Du Pont (E.I.) de Nemours & Co., 5.690%, 5/14/1998                             19,495,244
                                                                                         ---------------
               FINANCE - CONSUMER--4.2%
   20,000,000  Xerox Credit Corp., 5.533%, 12/4/1997                                          19,990,850
                                                                                         ---------------
               FINANCE - AUTOMOTIVE--4.2%
   20,000,000  Ford Motor Credit Corp., 5.540%, 12/4/1997                                     19,990,800
                                                                                         ---------------


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           WACHOVIA MONEY MARKET FUND

  Principal
   Amount                                                                                     Value
--------------------------------------------------------------------------------------------------------
(a) Commercial Paper--continued
               FINANCIAL SERVICES--26.8%
$  20,000,000  Associates Corp. of North America, 5.633% - 5.769%,
               1/14/1998 - 2/12/1998                                                     $    19,817,398
   20,000,000  Bell Atlantic Financial Services, Inc., 5.734%, 1/6/1998                       19,886,200
   20,000,000  General Electric Capital Corp., 5.627%, 3/5/1998                               19,712,778
   20,000,000  General Electric Capital Services, 5.587%, 1/7/1998                            19,886,739
   20,000,000  Rio Tinto America, Inc., 5.663%, 2/6/1998                                      19,792,300
   10,000,000  SBC Communications Capital Corp., 5.570%, 12/1/1997                            10,000,000
   19,000,000  USAA Capital Corp., 5.570%, 12/4/1997                                          18,991,323
                                                                                         ---------------
               Total                                                                         128,086,738
                                                                                         ---------------
               PRINTING & PUBLISHING--4.1%
   20,000,000  Gannett Co., Inc., 5.706%, 1/15/1998                                           19,858,750
                                                                                         ---------------
               Total Commercial Paper                                                        207,422,382
                                                                                         ---------------
Corporate Bonds--1.0%
               FINANCIAL SERVICES--1.0%
    5,000,000  Commercial Credit Co., 5.500%, 5/15/1998                                        4,990,009
                                                                                         ---------------
(b) Notes - Variable--2.1%
               FINANCE--2.1%
   10,000,000  First Union National Bank, Charlotte, N.C., 5.670%, 12/2/1997                  10,000,000
                                                                                         ---------------
(c) Repurchase Agreements--17.9%
   80,000,000  CS First Boston Corp., 5.720%, dated 11/28/1997, due 12/1/1997                 80,000,000
    5,435,521  Goldman Sachs Group, LP, 5.500%, dated 11/28/1997, due
               12/1/1997                                                                       5,435,521
                                                                                         ---------------
               Total Repurchase Agreements                                                    85,435,521
                                                                                         ---------------
               Total Investments, at amortized cost and value(d)                         $   475,742,280
                                                                                         ---------------

(a) Each issue shows the rate of discount at the time of purchase for discount issues, or the coupon for interest bearing issues.

(b) Current rate and next reset date shown.

(c) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio.

(d) Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets ($477,917,997) at November 30, 1997.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           WACHOVIA MONEY MARKET FUND

The following acronyms are used throughout this portfolio:

LP--Limited Partnership
PLC--Public Limited Company
SA--Support Agreement

(See Notes which are an integral part of the Financial Statements)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           WACHOVIA MONEY MARKET FUND
                      STATEMENT OF ASSETS AND LIABILITIES

                               NOVEMBER 30, 1997

Assets:
Investments in repurchase agreements                                     $    85,435,521
Investments in securities                                                    390,306,759
                                                                         ---------------
Total investments in securities, at amortized cost and value                              $   475,742,280
Income receivable                                                                               4,320,535
Receivable for shares sold                                                                            674
Deferred expenses                                                                                   1,549
                                                                                          ---------------
     Total assets                                                                             480,065,038
Liabilities:
Payable for shares redeemed                                                       48,754
Payable to Bank                                                                1,941,250
Accrued expenses                                                                 157,037
                                                                         ---------------
     Total liabilities                                                                          2,147,041
                                                                                          ---------------
Net Assets for 477,917,997 shares outstanding                                             $   477,917,997
                                                                                          ---------------
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Institutional Shares: ($157,438,376 / 157,438,376 shares outstanding)                               $1.00
                                                                                          ---------------
Investment Shares: ($320,479,621 / 320,479,621 shares outstanding)                                  $1.00
                                                                                          ---------------

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           WACHOVIA MONEY MARKET FUND
                            STATEMENT OF OPERATIONS

                          YEAR ENDED NOVEMBER 30, 1997

Investment Income:
Interest                                                                                  $  23,995,517
Expenses:
Investment advisory fee                                                    $   2,133,189
Administrative personnel and services fee                                        357,303
Custodian fees                                                                    76,496
Transfer and dividend disbursing agent fees and expenses                          43,847
Trustees' fees                                                                    16,828
Auditing fees                                                                     15,068
Legal fees                                                                         6,731
Portfolio accounting fees                                                         96,261
Distribution services fee--Investment Shares                                   1,086,207
Share registration costs                                                          46,199
Printing and postage                                                              27,001
Insurance premiums                                                                 2,593
Miscellaneous                                                                      6,803
                                                                           -------------
     Total expenses                                                            3,914,526
Waiver of investment advisory fee                                             (1,207,652)
                                                                           -------------
          Net expenses                                                                        2,706,874
                                                                                          -------------
            Net investment income                                                         $  21,288,643
                                                                                          -------------

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           WACHOVIA MONEY MARKET FUND
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                            Year Ended November 30,
                                                                       ----------------------------------
                                                                             1997              1996
---------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets:
Operations--
Net investment income                                                  $     21,288,643  $     16,486,344
                                                                       ----------------  ----------------
Distributions to Shareholders--
Distributions from net investment income
  Institutional Shares                                                       (8,124,369)       (6,851,442)
  Investment Shares                                                         (13,164,274)       (9,634,902)
                                                                       ----------------  ----------------
     Change in net assets resulting from distributions
     to shareholders                                                        (21,288,643)      (16,486,344)
                                                                       ----------------  ----------------
Share Transactions--
Proceeds from sale of shares                                                654,823,654       617,636,182
Net asset value of shares issued to shareholders
in payment of distributions declared                                             51,644            10,615
Cost of shares redeemed                                                    (542,967,934)     (543,313,516)
                                                                       ----------------  ----------------
     Change in net assets resulting from share transactions                 111,907,364        74,333,281
                                                                       ----------------  ----------------
          Change in net assets                                              111,907,364        74,333,281
Net Assets:
Beginning of period                                                         366,010,633       291,677,352
                                                                       ----------------  ----------------
End of period                                                          $    477,917,997  $    366,010,633
                                                                       ----------------  ----------------

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           WACHOVIA MONEY MARKET FUND
                    FINANCIAL HIGHLIGHTS--INVESTMENT SHARES

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                   Year Ended November 30,
                                                    -----------------------------------------------------
                                                      1997       1996       1995       1994       1993
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
Income from investment operations
  Net investment income                                  0.05       0.05       0.05       0.03       0.03
Less distributions
  Distributions from net investment income              (0.05)     (0.05)     (0.05)     (0.03)     (0.03)
                                                    ---------  ---------  ---------  ---------  ---------
NET ASSET VALUE, END OF PERIOD                      $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
                                                    ---------  ---------  ---------  ---------  ---------
Total return (a)                                         4.95%      4.83%      5.40%      3.46%      2.74%
Ratios to average net assets
  Expenses                                               0.78%      0.77%      0.72%      0.68%      0.55%
  Net investment income                                  4.85%      4.74%      5.27%      3.44%      2.70%
  Expense waiver/reimbursement (b)                       0.28%      0.32%      0.40%      0.50%      0.66%
Supplemental data
  Net assets, end of period (000 omitted)           $ 320,480  $ 230,263  $ 165,636  $  56,105  $   9,842

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           WACHOVIA MONEY MARKET FUND
                   FINANCIAL HIGHLIGHTS--INSTITUTIONAL SHARES

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                   Year Ended November 30,
                                                    -----------------------------------------------------
                                                      1997       1996       1995       1994       1993
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
Income from investment operations
  Net investment income                                  0.05       0.05       0.06       0.04       0.03
Less distributions
  Distributions from net investment income              (0.05)     (0.05)     (0.06)     (0.04)     (0.03)
                                                    ---------  ---------  ---------  ---------  ---------
NET ASSET VALUE, END OF PERIOD                      $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
                                                    ---------  ---------  ---------  ---------  ---------
Total return (a)                                         5.37%      5.25%      5.75%      3.77%      3.05%
Ratios to average net assets
  Expenses                                               0.38%      0.37%      0.38%      0.38%      0.25%
  Net investment income                                  5.24%      5.14%      5.61%      3.74%      3.00%
  Expense waiver/reimbursement (b)                       0.28%      0.32%      0.34%      0.40%      0.56%
Supplemental data
  Net assets, end of period (000 omitted)           $ 157,438  $ 135,748  $ 126,042  $ 129,233  $ 177,090

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      WACHOVIA TAX-FREE MONEY MARKET FUND
                            PORTFOLIO OF INVESTMENTS

                               NOVEMBER 30, 1997

  Principal
   Amount                                                                                     Value
--------------------------------------------------------------------------------------------------------
Mutual Funds--4.6%
$   3,592,896  AIM Global Management S/T Investments                                     $     3,592,896
      658,886  Dreyfus Tax Exempt                                                                658,886
    8,053,687  Fidelity Tax Exempt Money Market                                                8,053,687
                                                                                         ---------------
               Total                                                                          12,305,469
                                                                                         ---------------
Short-Term Municipals--95.0%
               ALABAMA--2.6%
    2,310,000  Alabama HFA, Refunding Revenue Bonds (Series B)
               Weekly VRDNs                                                                    2,310,000
    1,000,000  Birmingham, AL, (Series A) Weekly VRDNs                                         1,000,000
    3,320,000  Birmingham, AL, GO (Series 1992A) Weekly VRDNs
               (Regions Bank, Alabama LOC)                                                     3,320,000
      405,000  Tuscaloosa County, AL Port Authority, (Series 1989A) Weekly VRDNs
               (Capstone Hotel Ltd.)/(SouthTrust Bank of Alabama, Birmingham LOC)                405,000
                                                                                         ---------------
               Total                                                                           7,035,000
                                                                                         ---------------
               ARIZONA--0.1%
      200,000  Phoenix, AZ, GO UT Bonds Daily VRDNs                                              200,000
                                                                                         ---------------
               CALIFORNIA--4.9%
    6,230,000  Los Angeles County, CA, 4.50% TRANs, 6/30/1998                                  6,255,674
    3,000,000  Oakland, CA, 4.50% TRANs, 6/30/1998                                             3,013,024
    3,800,000  Sonoma Valley, CA Unified School District, GO UT, 4.50% TRANs, 7/2/1998         3,814,946
                                                                                         ---------------
               Total                                                                          13,083,644
                                                                                         ---------------
               COLORADO--2.2%
    6,000,000  Colorado State General Fund, (Series A), 4.50% TRANs,
               6/26/1998                                                                       6,022,287
                                                                                         ---------------
               DELAWARE--1.3%
    3,400,000  Wilmington, DE Hospital, Refunding Revenue Bonds Daily VRDNs (Franciscan
               Health Care)                                                                    3,400,000
                                                                                         ---------------


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      WACHOVIA TAX-FREE MONEY MARKET FUND

  Principal
   Amount                                                                                     Value
--------------------------------------------------------------------------------------------------------
Short-Term Municipals--continued
               FLORIDA--8.2%
$   5,000,000  Broward County, FL HFA, Revenue Bonds Weekly VRDNs (Welleby Apartments)   $     5,000,000
    7,400,000  Collier County, FL HFA, Multi-Family Revenue Bonds
               (Series 1985) Weekly VRDNs (River Reach Project)                                7,400,000
    1,750,000  Escambia County, FL Health Facilities Authority, IDR Bonds (Series A)
               Monthly VRDNs (Florida Convalescent Centers Inc.)/ (Toronto-Dominion
               Bank LOC)                                                                       1,750,000
      700,000  Polk County, FL IDA, Refunding Revenue Bonds Monthly VRDNs (Florida
               Convalescent Centers Inc.)/(Toronto-Dominion Bank LOC)                            700,000
    1,000,000  Polk County, FL IDA, Refunding Revenue Bonds Weekly VRDNs (IMC
               Fertilizer, Inc. Project)/(Rabobank Nederland, Utrecht LOC)                     1,000,000
    4,700,000  Southeast Volusia Hospital District, Revenue Bonds (Series 1995) Weekly
               VRDNs (Bert Fish Medical Center (FL))/(SouthTrust Bank of Alabama,
               Birmingham LOC)                                                                 4,700,000
    1,500,000  St. Lucie County, FL PCR, 3.70% CP (Florida Power & Light Co.),
               Mandatory Tender 1/8/1998                                                       1,500,000
                                                                                         ---------------
               Total                                                                          22,050,000
                                                                                         ---------------
               GEORGIA--8.6%
    5,000,000  De Kalb Private Hospital Authority, GA Weekly VRDNs (Egleston Children's
               Hospital)/(SunTrust Bank, Atlanta LOC)                                          4,999,999
    8,600,000  De Kalb Private Hospital Authority, GA, Revenue Anticipation
               Certificates (Series B) Weekly VRDNs
               (Emory University )/(SunTrust Bank, Atlanta LOC)                                8,600,000
    1,000,000  Georgia Municipal Electric Authority, Series P, 7.70% Bonds (United
               States Treasury PRF), 1/1/1998 (@102)                                           1,023,344
    2,710,000  Georgia Municipal Electric Authority, Series Q, 8.20% Bonds (United
               States Treasury PRF), 1/1/1998 (@102)                                           2,725,802
    2,900,000  Lowndes County, GA Residential Care Facilities for the Elderly Authority
               Weekly VRDNs (South Georgia Health Alliance Project)                            2,900,000
      915,000  Macon-Bibb County, GA Urban Development Authority, Refunding Revenue
               Bonds (Series 1995) Weekly VRDNs (Macon Hotel Investors Project)/(NBD
               Bank, Michigan LOC)                                                               915,000
    1,440,000  Marietta, GA Housing Authority, Revenue Bonds, 3.65% TOBs (Falls at
               Bells Ferry)/(Guardian S&L, Houston LOC) 1/15/1998                              1,440,000


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      WACHOVIA TAX-FREE MONEY MARKET FUND

  Principal
   Amount                                                                                     Value
--------------------------------------------------------------------------------------------------------
Short-Term Municipals--continued
               GEORGIA--CONTINUED
$     500,000  Monroe County, GA Development Authority IDRB, Refunding Revenue Bonds
               Weekly VRDNs (Forsyth Inns, Inc.)/(NBD Bank, Michigan LOC)                $       500,000
                                                                                         ---------------
               Total                                                                          23,104,145
                                                                                         ---------------
               ILLINOIS--11.2%
    1,000,000  Chicago, IL Metropolitan Sanitation District, GO UT, 8.40% Bonds (United
               States Treasury PRF), 1/1/1998 (@102)                                           1,023,981
    1,500,000  Chicago, IL, Series B Weekly VRDNs (Canadian Imperial Bank of Commerce,
               Toronto LOC)                                                                    1,500,000
    5,000,000  Illinois Development Finance Authority Weekly VRDNs                             5,000,000
      740,000  Illinois Development Finance Authority, Revenue Bonds Weekly VRDNs
               (Aurora Central Catholic High School)/(Northern Trust Corp. LOC)                  740,000
    1,000,000  Illinois Development Finance Authority, Revenue Bonds Weekly VRDNs (Lake
               Forest Academy)/(Northern Trust Corp. LOC)                                      1,000,000
    1,205,000  Illinois Development Finance Authority, Revenue Bonds Weekly VRDNs
               (Little City Foundation)/(Lasalle National Bank, Chicago LOC)
    1,205,000 3,800,000 Illinois Development Finance Authority, Revenue Bonds
    Weekly VRDNs (St.
               Ignatius College)/(Northern Trust Corp. LOC)                                    3,800,000
    1,625,000  Illinois Development Finance Authority, Revenue Bonds Weekly VRDNs (St.
               Paul's House)/(Lasalle National Bank, Chicago LOC)                              1,625,000
    4,500,000  Illinois Development Finance Authority, Series A Weekly VRDNs
               (Presbyterian Home Lake)/(Lasalle National Bank, Chicago LOC)                   4,500,000
    3,000,000  Illinois State Toll Highway Authority, (Series 1993B) Weekly VRDNs (MBIA
               Insurance Corporation INS)/(Societe Generale, Paris LIQ)/(Societe
               Generale, Paris LOC)                                                            3,000,000
    5,600,000  Jackson-Union Counties, IL Regional Port District Facilities Weekly
               VRDNs (Enron Transportation Services)                                           5,600,000
    1,000,000  Orland Hills, IL, Multi-family Mortgage Revenue Bonds Weekly VRDNs
               (Lasalle National Corp. LOC)                                                    1,000,000
                                                                                         ---------------
               Total                                                                          29,993,981
                                                                                         ---------------
               KANSAS--1.1%
    3,000,000  Burlington, KS, PCR Bonds, 3.80% CP (Kansas City Power And Light Co.),
               Mandatory Tender 1/15/1998                                                      3,000,000
                                                                                         ---------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      WACHOVIA TAX-FREE MONEY MARKET FUND

  Principal
   Amount                                                                                     Value
--------------------------------------------------------------------------------------------------------
Short-Term Municipals--continued
               KENTUCKY--0.3%
$     700,000  Georgetown, KY Educational Institution, Revenue Bonds Weekly VRDNs
               (Georgetown College)                                                      $       700,000
                                                                                         ---------------
               LOUISIANA--1.7%
    1,700,000  Calcasieu Parish, LA, IDB, PCR Bonds Weekly VRDNs (Citgo Petroleum
               Corp.)                                                                          1,700,000
    2,800,000  Lake Charles, LA Harbor & Terminal District, Revenue Bonds Weekly VRDNs
               (Citgo Petroleum Corp.)                                                         2,800,000
                                                                                         ---------------
               Total                                                                           4,500,000
                                                                                         ---------------
               MAINE--1.3%
    3,510,000  Maine State, GO UT Public Improvement Bonds, 5.00% TOBs
               6/15/1998                                                                       3,529,556
                                                                                         ---------------
               MASSACHUSETTS--3.8%
    7,300,000  Commonwealth of Massachusetts Daily VRDNs (National Westminster Bank,
               PLC, London LOC)                                                                7,300,000
    3,000,000  Massachusetts Municipal Wholesale Electric Company, Power Supply System
               Revenue Bonds (1994 Series C) Weekly VRDNs (Canadian Imperial Bank of
               Commerce, Toronto LOC)                                                          3,000,000
                                                                                         ---------------
               Total                                                                          10,300,000
                                                                                         ---------------
               MICHIGAN--0.7%
    2,000,000  Michigan Municipal Bond Authority, (Series B), 4.50% Bonds,
               7/2/1998                                                                        2,007,762
                                                                                         ---------------
               MISSISSIPPI--1.8%
    2,340,000  Jackson County, MS, 3.75% TOBs (Chevron Corp. GTD), Mandatory Tender
               2/2/1998                                                                        2,340,000
    1,500,000  Jackson County, MS, PCR Refunding Bonds Daily VRDNs (Chevron U.S.A.,
               Inc.)                                                                           1,500,000
    1,000,000  Perry County, MS Industrial Revenue, Revenue Bonds Weekly VRDNs (Leaf
               River Forest Project)                                                           1,000,000
                                                                                         ---------------
               Total                                                                           4,840,000
                                                                                         ---------------
               MISSOURI--0.7%
    1,800,000  Kansas City, MO IDA, IDRB Weekly VRDNs
               (Mid-American Health Services)                                                  1,800,000
                                                                                         ---------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      WACHOVIA TAX-FREE MONEY MARKET FUND

  Principal
   Amount                                                                                     Value
--------------------------------------------------------------------------------------------------------
Short-Term Municipals--continued
               NEW YORK--2.0%
$   4,000,000  New York City, NY, (Subseries B-4) Daily VRDNs (MBIA Insurance
               Corporation INS)/(National Westminster Bank, PLC, London LIQ)             $     4,000,000
      700,000  New York City, NY, GO UT Bonds Daily VRDNs                                        700,000
      300,000  New York City, NY, GO UT Refunding Bonds (Subseries E3) Daily VRDNs
               (Morgan Guaranty Trust Co., New York LOC)                                         300,000
      500,000  New York City, NY, Subseries E-2 Daily VRDNs (Morgan Guaranty Trust Co.,
               New York LOC)
                                                                                         ---------------
               Total                                                                           5,500,000
                                                                                         ---------------
               NORTH CAROLINA--4.4%
    1,100,000  North Carolina Eastern Municipal Power Agency, (Series B), 3.60% CP
               (Morgan Guaranty Trust Co., New York and Union Bank of Switzerland,
               Zurich LOCs), Mandatory Tender 2/5/1998                                         1,100,000
    2,700,000  North Carolina Eastern Municipal Power Agency, (Series B), 3.80% CP
               (Morgan Guaranty Trust Co., New York and Union Bank of Switzerland,
               Zurich LOCs), Mandatory Tender 1/21/1998                                        2,700,000
    2,000,000  North Carolina Educational Facilities Finance Agency Weekly VRDNs
               (Gardner Webb University)/(First Union National Bank, Charlotte, N.C.
               LOC)                                                                            2,000,000
    5,900,000  North Carolina Medical Care Commission Hospital, Revenue Bonds (Series
               A) Weekly VRDNs (Pooled Financing Program)/ (Nationsbank, N.A.,
               Charlotte LOC)                                                                  5,900,000
                                                                                         ---------------
               Total                                                                          11,700,000
                                                                                         ---------------
               OHIO--1.5%
      965,000  Centerville, OH, Health Care Revenue Bonds Weekly VRDNs (Bethany
               Lutheran Village)/(PNC Bank, Ohio, N.A. LOC)                                      965,000
    2,000,000  Columbus, OH, Series 1 Weekly VRDNs (Westdeutsche Landesbank
               Girozentrale LOC)                                                               2,000,000
    1,100,000  Ohio State Air Quality Development Authority, Series A, 3.95% Bonds
               (Ohio Edison Co.)/(Toronto-Dominion Bank LOC),
               2/1/1997 (@100)                                                                 1,100,172
                                                                                         ---------------
               Total                                                                           4,065,172
                                                                                         ---------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      WACHOVIA TAX-FREE MONEY MARKET FUND

  Principal
   Amount                                                                                     Value
--------------------------------------------------------------------------------------------------------
Short-Term Municipals--continued
               PENNSYLVANIA--3.1%
$   5,000,000  Allegheny County, PA IDA, Revenue Bonds (Series A) Weekly VRDNs (United
               Jewish Federation of Greater Pittsburgh VRDB)                             $     5,000,000
    1,700,000  Pennsylvania State Higher Education Facilities Authority, Series A7,
               4.75% TOBs (St. Joseph's University), Mandatory Tender
               4/1/1998                                                                        1,704,361
    1,500,000  Sewickley Valley, PA Hospital Authority, Revenue Bonds, 3.55% TOBs (PNC
               Bank, N.A. LOC), Mandatory Tender
               12/16/1997                                                                      1,500,000
                                                                                         ---------------
               Total                                                                           8,204,361
                                                                                         ---------------
               SOUTH CAROLINA--1.5%
    4,000,000  Richland County, SC, (Series B), 4.00% Bonds,
               12/1/1997                                                                       4,000,000
                                                                                         ---------------
               TENNESSEE--7.7%
    2,170,000  Metropolitan Government Nashville & Davidson County, TN HEFA, Refunding
               Revenue Bonds Weekly VRDNs (West Meade Place Project)/(NationsBank,
               South LOC)                                                                      2,170,000
    3,000,000  Metropolitan Government Nashville & Davidson County, TN IDB,
               Multi-Family Housing Revenue Bonds (Series B) Weekly VRDNs (Arbor Crest
               L.P.)/(Chase Manhattan Bank N.A., New York and Lasalle National Corp.
               LOCs)                                                                           3,000,000
    3,450,000  Metropolitan Nashville Tennessee AA, (Series 1993) Weekly VRDNs (FGIC
               INS)/(Societe Generale, Paris LIQ)/(Societe Generale, Paris LOC)                3,450,000
    2,000,000  Montgomery Co, TN Public Building Authority Weekly VRDNs (NationsBank
               Corp. LOC)                                                                      2,000,000
   10,055,000  Tennessee State School Board Authority, (Series 1996A) Weekly VRDNs
               (Union Bank of Switzerland, Zurich LIQ)                                        10,055,000
                                                                                         ---------------
               Total                                                                          20,675,000
                                                                                         ---------------
               TEXAS--10.8%
    3,805,000  Fort Worth, TX Independent School District, General Obligation Unltd.,
               6.00% Bonds, 2/15/1998                                                          3,821,062
    3,000,000  Harris County, TX, 4.25% TRANs, 2/27/1998                                       3,003,896
    5,000,000  Lower Neches Valley, TX, Refunding Revenue Bonds, 3.75% TOBs (Chevron
               U.S.A., Inc.) 2/15/2017                                                         5,000,000

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      WACHOVIA TAX-FREE MONEY MARKET FUND

  Principal
   Amount                                                                                     Value
--------------------------------------------------------------------------------------------------------
Short-Term Municipals--continued
               TEXAS--CONTINUED
$   3,000,000  Midland Independent School District, TX, Variable Rate Unlimited Tax
               School Building Bonds (Series 1997), 3.91% TOBs (Texas Permanent School
               Fund Guarantee Program GTD), Mandatory Tender 1/15/1998                   $     3,000,035
    4,000,000  Richardson, TX Independent School District, (Series A) Weekly VRDNs
               (PSFG GTD)/(Union Bank of Switzerland, Zurich SA)                               4,000,000
   10,000,000  Texas State, (Series A), 4.75% TRANs, 8/31/1998                                10,068,438
                                                                                         ---------------
               Total                                                                          28,893,431
                                                                                         ---------------
               UTAH--2.6%
    7,000,000  Utah State, (Series B), 3.60% Bonds, 12/11/1997                                 7,000,000
                                                                                         ---------------
               VIRGINIA--4.3%
    5,915,000  Commonwealth of Virginia, GO UT, 5.00% Bonds,
               6/1/1998                                                                        5,952,229
    1,960,000  Harrisonburg, VA Redevelopment & Housing Authority, Multi-Family Housing
               Revenue Bonds, 3.70% TOBs (Rolling Brook Village Apartments)/(Guardian
               S&L, Houston LOC) 2/1/1998                                                      1,960,000
    2,600,000  Roanoke, VA IDA, (Series B) Daily VRDNs (Carillion Health System)               2,600,000
    1,000,000  Virginia State Transportation Board, 7.80% Bonds (Route 28
               Project)/(United States Treasury PRF), 3/1/1998 (@102)                          1,014,737
                                                                                         ---------------
               Total                                                                          11,526,966
                                                                                         ---------------
               WASHINGTON--3.4%
    9,190,000  Port Anacortes, WA Industrial Development Corp., 3.75% TOBs (Texaco,
               Inc.) 12/3/1997                                                                 9,190,000
                                                                                         ---------------
               WISCONSIN--2.0%
    5,400,000  Wisconsin Health and Educational Facilities Authority, Revenue Bonds
               (Series 1994) Weekly VRDNs (Felician Health Care, Inc. Project)/(Lasalle
               National Bank, Chicago LOC)                                                     5,400,000
                                                                                         ---------------
               WYOMING--1.2%
    3,200,000  Uinta County, WY, PCR Refunding Bonds Daily VRDNs (Chevron U.S.A., Inc.)        3,200,000
                                                                                         ---------------
               Total Short-Term Municipals                                                   254,921,305
                                                                                         ---------------
               Total Investments, at amortized cost and value(a)                         $   267,226,774
                                                                                         ---------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      WACHOVIA TAX-FREE MONEY MARKET FUND

(a) Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets
      ($268,324,609) at November 30, 1997.
The following acronyms are used throughout this portfolio:

CP--Commercial Paper
FGIC--Financial Guaranty Insurance Company GO--General Obligation GTD--Guaranty
HEFA--Health and Education Facilities Authority HFA--Housing Finance Authority
IDA--Industrial Development Authority IDB--Industrial Development Bond
IDR--Industrial Development Revenue IDRB--Industrial Development Revenue Bond
INS--Insured LIQ--Liquidity Agreement LOCs--Letter(s) of Credit LOC--Letter of Credit MBIA--Municipal Bond Investors Assurance PCR--Pollution Control Revenue PLC--Public Limited Company PRF--Prerefunded PSFG--Permanent School Fund Guarantee SA--Support Agreement TOBs--Tender Option Bonds TRANs--Tax and Revenue Anticipation Notes UT--Unlimited Tax VRDB--Variable Rate Demand Bond VRDNs--Variable Rate Demand Notes

(See Notes which are an integral part of the Financial Statements)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      WACHOVIA TAX-FREE MONEY MARKET FUND
                      STATEMENT OF ASSETS AND LIABILITIES

                               NOVEMBER 30, 1997

Assets:
Total investments in securities, at amortized cost and value                             $   267,226,774
Income receivable                                                                              1,977,479
Receivable for shares sold                                                                           175
Deferred expenses                                                                                  1,565
                                                                                         ---------------
     Total assets                                                                            269,205,993
Liabilities:
Income distribution payable                                                  $   34,458
Payable to Bank                                                                 756,136
Accrued expenses                                                                 90,790
                                                                             ----------
     Total liabilities                                                                           881,384
                                                                                         ---------------
Net Assets for 268,324,609 shares outstanding                                            $   268,324,609
                                                                                         ---------------
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Institutional Shares: ($182,472,936 / 182,472,936 shares outstanding)                              $1.00
                                                                                         ---------------
Investment Shares: ($85,851,673 / 85,851,673 shares outstanding)                                   $1.00
                                                                                         ---------------

(See Notes which are an integral part of the Financial Statements)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      WACHOVIA TAX-FREE MONEY MARKET FUND
                            STATEMENT OF OPERATIONS

                          YEAR ENDED NOVEMBER 30, 1997

Investment Income:
Interest                                                                                    $  9,431,157
Expenses:
Investment advisory fee                                                      $   1,318,455
Administrative personnel and services fee                                          220,229
Custodian fees                                                                      51,928
Transfer and dividend disbursing agent fees and expenses                            39,988
Trustees' fees                                                                      10,260
Auditing fees                                                                       15,258
Legal fees                                                                           4,338
Portfolio accounting fees                                                           79,785
Distribution services fee--Investment Shares                                       340,932
Share registration costs                                                            37,557
Printing and postage                                                                20,225
Insurance premiums                                                                   2,249
Miscellaneous                                                                       17,684
                                                                             -------------
     Total expenses                                                              2,158,888
Waiver of investment advisory fee                                               (1,185,295)
                                                                             -------------
          Net expenses                                                                           973,593
                                                                                            ------------
               Net investment income                                                        $  8,457,564
                                                                                            ------------

(See Notes which are an integral part of the Financial Statements)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      WACHOVIA TAX-FREE MONEY MARKET FUND
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                            Year Ended November 30,
                                                                       ----------------------------------
                                                                             1997              1996
---------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets:
Operations--
Net investment income                                                  $      8,457,564  $      5,467,044
                                                                       ----------------  ----------------
Distributions to Shareholders--
Distributions from net investment income
  Institutional Shares                                                       (5,961,634)       (3,429,242)
  Investment Shares                                                          (2,495,930)       (2,037,802)
                                                                       ----------------  ----------------
     Change in net assets resulting from distribution
     to shareholders                                                         (8,457,564)       (5,467,044)
                                                                       ----------------  ----------------
Share Transactions--
Proceeds from sale of shares                                                488,064,545       409,914,657
Cost of shares redeemed                                                    (413,538,893)     (352,122,829)
                                                                       ----------------  ----------------
     Change in net assets resulting from share transactions                  74,525,652        57,791,828
                                                                       ----------------  ----------------
          Change in net assets                                               74,525,652        57,791,828
Net Assets:
Beginning of period                                                         193,798,957       136,007,129
                                                                       ----------------  ----------------
End of period                                                          $    268,324,609  $    193,798,957
                                                                       ----------------  ----------------

(See Notes which are an integral part of the Financial Statements)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      WACHOVIA TAX-FREE MONEY MARKET FUND
                    FINANCIAL HIGHLIGHTS--INVESTMENT SHARES

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                       Year Ended November 30,
                                                        -----------------------------------------------------
                                                          1997       1996       1995       1994       1993
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
Income from investment operations
  Net investment income                                      0.03       0.03       0.03       0.02       0.02
Less distributions
  Distributions from net investment income                  (0.03)     (0.03)     (0.03)     (0.02)     (0.02)
                                                        ---------  ---------  ---------  ---------  ---------
NET ASSET VALUE, END OF PERIOD                          $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
                                                        ---------  ---------  ---------  ---------  ---------
Total return (a)                                             2.99%      2.83%      3.25%      2.11%      1.99%
Ratios to average net assets
  Expenses                                                   0.64%      0.69%      0.66%      0.68%      0.59%
  Net investment income                                      2.93%      2.84%      3.19%      2.11%      1.98%
  Expense waiver/reimbursement (b)                           0.45%      0.43%      0.52%      0.55%      0.70%
Supplemental data
  Net assets, end of period
  (000 omitted)                                         $  85,852  $  74,922  $  55,733  $  42,820  $  23,976

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      WACHOVIA TAX-FREE MONEY MARKET FUND
                   FINANCIAL HIGHLIGHTS--INSTITUTIONAL SHARES

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                       Year Ended November 30,
                                                        -----------------------------------------------------
                                                          1997       1996       1995       1994       1993
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
Income from investment operations
  Net investment income                                      0.03       0.03       0.04       0.02       0.02
Less distributions
  Distributions from net investment income                  (0.03)     (0.03)     (0.04)     (0.02)     (0.02)
                                                        ---------  ---------  ---------  ---------  ---------
NET ASSET VALUE, END OF PERIOD                          $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
                                                        ---------  ---------  ---------  ---------  ---------
Total return (a)                                            3.41%      3.24%      3.59%      2.42%      2.30%
Ratios to average net assets
  Expenses                                                  0.24%      0.29%      0.32%      0.38%      0.29%
  Net investment income                                     3.34%      3.22%      3.55%      2.41%      2.28%
  Expense waiver/reimbursement (b)                          0.45%      0.43%      0.46%      0.45%      0.60%
Supplemental data
  Net assets, end of period
  (000 omitted)                                        $ 182,473  $ 118,877  $  80,274  $  93,867  $  59,269

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    WACHOVIA U.S. TREASURY MONEY MARKET FUND
                            PORTFOLIO OF INVESTMENTS

                               NOVEMBER 30, 1997

   Principal
    Amount                                                                                     Value
---------------------------------------------------------------------------------------------------------
U.S. Government Obligations--50.6%
                 U.S. TREASURY BILLS 33.1%
$   210,000,000  12/11/97 - 5/28/98                                                       $   207,529,609
                                                                                          ---------------
                 U.S. TREASURY NOTES 17.5%
    110,000,000  5.125% - 6.000%, 12/31/97 - 8/15/98                                          109,996,205
                                                                                          ---------------
                 Total U.S. Government Obligations                                            317,525,814
                                                                                          ---------------
(a) Repurchase Agreements--49.5%
    145,000,000  CS First Boston Corp., 5.720%, dated 11/28/1997, due 12/1/1997               145,000,000
    140,894,823  Goldman Sachs Group, LP, 5.500%, dated 11/28/1997,
                 due 12/1/1997                                                                140,894,823
     25,000,000  Morgan Stanley Group, Inc., 5.700%, dated 11/28/1997,
                 due 12/1/1997                                                                 25,000,000
                                                                                          ---------------
                 Total Repurchase Agreements                                                  310,894,823
                                                                                          ---------------
                 Total Investments, at amortized cost and value (b)                       $   628,420,637
                                                                                          ---------------

(a) The repurchase agreements are fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio.

(b) Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets ($627,817,529) at November 30, 1997.

The following acronym is used throughout this portfolio:

LP--Limited Partnership

(See Notes which are an integral part of the Financial Statements)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    WACHOVIA U.S. TREASURY MONEY MARKET FUND
                      STATEMENT OF ASSETS AND LIABILITIES

                               NOVEMBER 30, 1997

Assets:
Investments in repurchase agreements                                     $   310,894,823
Investments in securities                                                    317,525,814
                                                                         ---------------
Total investments in securities, at amortized cost and value                              $   628,420,637
Income receivable                                                                               2,227,335
                                                                                          ---------------
     Total assets                                                                             630,647,972
Liabilities:
Income distribution payable                                                    2,714,915
Accrued expenses                                                                 115,528
                                                                         ---------------
     Total liabilities                                                                          2,830,443
                                                                                          ---------------
Net Assets for 627,817,529 shares outstanding                                             $   627,817,529
                                                                                          ---------------
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Institutional Shares: ($510,322,828 / 510,322,828 shares outstanding)                               $1.00
                                                                                          ---------------
Investment Shares: ($117,494,701 / 117,494,701 shares outstanding)                                  $1.00
                                                                                          ---------------

(See Notes which are an integral part of the Financial Statements)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    WACHOVIA U.S. TREASURY MONEY MARKET FUND
                            STATEMENT OF OPERATIONS

                          YEAR ENDED NOVEMBER 30, 1997

Investment Income:
Interest                                                                                  $  32,893,170
Expenses:
Investment advisory fee                                                    $   3,023,600
Administrative personnel and services fee                                        507,009
Custodian fees                                                                    97,881
Transfer and dividend disbursing agent fees and expenses                          50,413
Trustees' fees                                                                    17,828
Auditing fees                                                                     15,002
Legal fees                                                                        10,740
Portfolio accounting fees                                                        109,014
Distribution services fee--Investment Shares                                     460,735
Share registration costs                                                          80,495
Printing and postage                                                               6,587
Insurance premiums                                                                 5,027
Miscellaneous                                                                     17,491
                                                                           -------------
     Total expenses                                                            4,401,822
Waiver of investment advisory fee                                             (2,489,781)
                                                                           -------------
       Net expenses                                                                           1,912,041
                                                                                          -------------
          Net investment income                                                           $  30,981,129
                                                                                          -------------

(See Notes which are an integral part of the Financial Statements)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    WACHOVIA U.S. TREASURY MONEY MARKET FUND
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                           Year Ended November 30,
                                                                     ------------------------------------
                                                                            1997               1996
---------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets:
Operations--
Net investment income                                                $       30,981,129  $     17,428,658
                                                                     ------------------  ----------------
Distributions to Shareholders--
Distributions from net investment income
  Institutional Shares                                                      (25,449,095)      (13,103,649)
  Investment Shares                                                          (5,532,034)       (4,325,009)
                                                                     ------------------  ----------------
     Change in net assets resulting from distributions
     to shareholders                                                        (30,981,129)      (17,428,658)
                                                                     ------------------  ----------------
Share Transactions--
Proceeds from sale of shares                                              1,984,795,509       911,111,113
Cost of shares redeemed                                                  (1,763,619,561)     (800,564,843)
                                                                     ------------------  ----------------
     Change in net assets resulting from share transactions                 221,175,948       110,546,270
                                                                     ------------------  ----------------
          Change in net assets                                              221,175,948       110,546,270
Net Assets:
Beginning of period                                                         406,641,581       296,095,311
                                                                     ------------------  ----------------
End of period                                                        $      627,817,529  $    406,641,581
                                                                     ------------------  ----------------

(See Notes which are an integral part of the Financial Statements)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    WACHOVIA U.S. TREASURY MONEY MARKET FUND
                    FINANCIAL HIGHLIGHTS--INVESTMENT SHARES

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                     Year Ended November 30,
                                                     -------------------------------------------------------
                                                       1997       1996       1995       1994       1993(a)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $    1.00  $    1.00  $    1.00  $    1.00   $    1.00
Income from investment operations
  Net investment income                                   0.05       0.04       0.05       0.03        0.01
Less distributions
  Distributions from net investment income               (0.05)     (0.04)     (0.05)     (0.03)      (0.01)
                                                     ---------  ---------  ---------  ---------   ---------
NET ASSET VALUE, END OF PERIOD                       $    1.00  $    1.00  $    1.00  $    1.00   $    1.00
                                                     ---------  ---------  ---------  ---------   ---------
Total return (b)                                          4.89%      4.77%      5.30%      3.39%       1.42%
Ratios to average net assets
  Expenses                                                0.64%      0.70%      0.66%      0.66%       0.65%*
  Net investment income                                   4.80%      4.68%      5.21%      3.42%       2.50%*
  Expense waiver/reimbursement (c)                        0.41%      0.39%      0.46%      0.61%       0.73%*
Supplemental data
  Net assets, end of period (000 omitted)             $117,495   $104,336    $81,739    $46,396     $16,941

  * Computed on an annualized basis.

(a) Reflects operations for the period from May 12, 1993 (date of initial public investment) to November 30, 1993.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    WACHOVIA U.S. TREASURY MONEY MARKET FUND
                   FINANCIAL HIGHLIGHTS--INSTITUTIONAL SHARES

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                  Year Ended November 30,
                                                   -----------------------------------------------------
                                                     1997       1996       1995       1994       1993
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
Income from investment operations
  Net investment income                                 0.05       0.05       0.06       0.04       0.03
Less distributions
  Distributions from net investment income             (0.05)     (0.05)     (0.06)     (0.04)     (0.03)
                                                   ---------  ---------  ---------  ---------  ---------
NET ASSET VALUE, END OF PERIOD                     $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
                                                   ---------  ---------  ---------  ---------  ---------
Total return (a)                                        5.31%      5.18%      5.66%      3.70%      2.91%
Ratios to average net assets
  Expenses                                              0.24%      0.30%      0.32%      0.36%      0.28%
  Net investment income                                 5.20%      5.20%      5.54%      3.72%      2.87%
  Expense waiver/reimbursement (b)                      0.41%      0.39%      0.40%      0.51%      0.63%
Supplemental data
  Net assets, end of period (000 omitted)           $510,323   $302,306   $214,356    $87,531    $65,353

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                          WACHOVIA MONEY MARKET FUNDS
                     COMBINED NOTES TO FINANCIAL STATEMENTS

                               NOVEMBER 30, 1997

1. ORGANIZATION

The Wachovia Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of twelve portfolios. The following portfolios are included herein (individually referred to as the "Fund", or collectively as the "Funds"):

                    PORTFOLIO INVESTMENT OBJECTIVE         Wachovia Money Market
Fund To provide current income consistent with ("Money Market Fund") stability of principal and liquidity.

Wachovia Tax-Free Money Market Fund To provide current income exempt from federal ("Tax-Free Fund") regular income tax consistent with stability of principal and liquidity.

Wachovia U.S. Treasury Money Market Fund To provide current income consistent with ("U.S. Treasury Fund") stability of principal and liquidity.

The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The Funds offer two classes of shares: Institutional Shares and Investment Shares. Investment Shares are identical in all respects to Institutional Shares except that Investment Shares are sold pursuant to a distribution plan (the "Plan") adopted in accordance with Rule 12b-1 under the Act.

On July 31, 1997, the Trust, and each of the underlying portfolios and classes, changed its name from The Biltmore Funds to The Wachovia Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

     INVESTMENT VALUATIONS--The Funds use the amortized cost method to value their portfolio securities in accordance with Rule 2a-7 under the Act. Investments in other open-end, management investment companies are valued at net asset value.

     REPURCHASE AGREEMENTS--It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

     The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to the guidelines and/or standards established and reviewed by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

     INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                          WACHOVIA MONEY MARKET FUNDS

     Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

     FEDERAL TAXES--It is the Funds' policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.

     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

     DEFERRED EXPENSES--The costs incurred by each Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized over a period not to exceed five years from each Fund's commencement date.

     USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

     OTHER--Investment transactions are accounted for on the trade date.

3. SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares. At November 30, 1997, capital paid-in aggregated $477,917,997, $268,324,609 and $627,817,529 for Money Market Fund, Tax-Free Fund, and U.S. Treasury Fund, respectively.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                          WACHOVIA MONEY MARKET FUNDS

Transactions in shares were as follows:

                            Money Market Fund             Tax-Free Fund             U.S. Treasury Fund
                        --------------------------  --------------------------  ---------------------------
                                                      Year Ended November 30,
                        -----------------------------------------------------------------------------------
                            1997          1996          1997          1996          1997           1996
-----------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
----------------------
Shares sold              266,957,724   333,951,621   253,485,355   242,033,756  1,734,312,598   722,628,978
Shares redeemed         (245,267,123) (324,245,481) (189,889,011) (203,431,120) (1,526,295,637) (634,679,247)
                        ------------  ------------  ------------  ------------  -------------  ------------
Net change resulting
from Institutional
Shares transactions       21,690,601     9,706,140    63,596,344    38,602,636    208,016,961    87,949,731
                        ------------  ------------  ------------  ------------  -------------  ------------
INVESTMENT SHARES
----------------------
Shares sold              387,865,930   283,684,561   234,579,190   167,880,901    250,482,911   188,482,135
Shares issued to
shareholders in
payment of
distributions declared        51,644        10,615            --            --             --            --
Shares redeemed         (297,700,811) (219,068,035) (223,649,882) (148,691,709)  (237,323,924) (165,885,596)
                        ------------  ------------  ------------  ------------  -------------  ------------
Net change resulting
from Investment Shares
transactions              90,216,763    64,627,141    10,929,308    19,189,192     13,158,987    22,596,539
                        ------------  ------------  ------------  ------------  -------------  ------------
Net change resulting
from share
transactions             111,907,364    74,333,281    74,525,652    57,791,828    221,175,948   110,546,270
                        ------------  ------------  ------------  ------------  -------------  ------------

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE--Wachovia Asset Management, the Funds' investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.50% of each Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE--Federated Administrative Services ("FAS") provides the Funds with certain administrative personnel and services. This fee paid to FAS is based on the level of average aggregate net assets of the Trust and The Wachovia Municipal Funds for the period. Prior to December 4, 1997, the administrative fee during any fiscal year for the Funds aggregated at least $75,000. After that date, FAS ceased imposing a minimum administrative fee.

DISTRIBUTION SERVICES FEE--Under the terms of the Plan, each Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from its net assets to finance activities intended to result in the sale of each Fund's Investment Shares. The Plan provides that each Fund may incur distribution expenses up to 0.40% of the average daily net assets of its Investment Shares, annually, to compensate FSC.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES--Federated Services Company ("FServ"), through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Funds. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES--FServ, through its subsidiary FAS, maintains the Funds' accounting records for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

CUSTODIAN FEES--Wachovia Bank, N.A. is the Funds' custodian for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                          WACHOVIA MONEY MARKET FUNDS

ORGANIZATIONAL EXPENSES--Organizational expenses were borne initially by FAS. The Funds have agreed to reimburse FAS for the organizational expenses during the five-year period following the date that each Fund becomes effective. For the year ended November 30, 1997, pursuant to this agreement, the Funds paid FAS as follows:

                            Initial        Organizational
                         Organizational       Expenses
         Fund               Expenses         Reimbursed
Money Market Fund           $63,357            $2,212
Tax-Free Fund                59,661            1,994
U.S. Treasury Fund           78,399            1,518

GENERAL--Certain of the Officers of the Trust are Officers and Directors or Trustees of the above companies.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees and Shareholders of
THE WACHOVIA FUNDS:
(formerly The Biltmore Funds)

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Wachovia Money Market Fund, Wachovia Tax-Free Money Market Fund, and Wachovia U.S. Treasury Money Market Fund (portfolios of The Wachovia Funds) as of November 30, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1997, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wachovia Money Market Fund, Wachovia Tax-Free Money Market Fund, and Wachovia U.S. Treasury Money Market Fund of The Wachovia Funds at November 30, 1997, and the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended, and financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                ERNST & YOUNG LLP
Pittsburgh, Pennsylvania
January 20, 1998

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TRUSTEES                                 OFFICERS

James A. Hanley                          John W. McGonigle
Samuel E. Hudgins                         President and Treasurer
J. Berkley Ingram, Jr.                   Charles L. Davis, Jr.
D. Dean Kaylor                            Vice President and Assistant Treasurer
Charles S. Way, Jr.                      Peter J. Germain
                                          Secretary
                                         Gail Cagney
                                          Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves risk, including possible loss of principal. Although money market funds seek to maintain a stable net asset value of $1.00 per share, there is no assurance that they will be able to do so.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.


                                 Cusip 929901106
                                 Cusip 929901205
                                 Cusip 929901304
                                 Cusip 929901403
Federated Securities Corp                                       Cusip 929901833
is the distributor of the funds                                 Cusip 929901825

831-21 (1/98)                                                   G01512-16 (1/98)


                                    APPENDIX

A1. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Wachovia Equity Fund, based on a 4.50% sales charge are represented by a solid line. The Standard & Poor's 500 Index (the "S&P 500 Index") is represented by a dotted line. The line graph is a visual representation of change in value of a $10,000 hypothetical investment in the Class A Shares of the fund and the S&P 500 Index. The "x"-axis reflects computation periods from 5/7/93 to 11/30/97. The "y"-axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class A Shares, based on a 4.50% sales charge, as compared to the S&P 500 Index. The ending values were $19,838 and $22,857, respectively. The legend in the bottom quadrant of the graphic presentation indicated the fund's Class A Shares Average Annual Total Returns for the one-year period ended 11/30/97, from the fund's Class A Shares start of performance (5/7/93)(cumulative) to 11/30/97, and from the fund's Class A Shares start of performance (5/7/93) to 11/30/97. The total returns were 14.79%, 98.39%, and 16.18%, respectively.

A2. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class B Shares of Wachovia Equity Fund, based on a 4.00% contingent deferred sales charge on any redemption less than two years from purchase date, are represented by a solid line. The S&P 500 Index is represented by a dotted line. The line graph is a visual representation of change in value of a $10,000 hypothetical investment in the Class B Shares of the fund and the S&P 500 Index. The "x"-axis reflects computation periods from 7/23/96 to 11/30/97. The "y"-axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class B Shares, based on a 4.00% contingent deferred sales charge on any redemption less than two years from purchase date, as compared to the S&P 500 Index. The ending values were $13,760 and $15,321, respectively. The legend in the bottom quadrant of the graphic presentation indicated the fund's Class B Shares Average Annual Total Returns for the one-year period ended 11/30/97, from the fund's Class B Shares start of performance (7/23/96)(cumulative) to 11/30/97, and from the fund's Class B Shares start of performance (7/23/96) to 11/30/97. The total returns were 13.52%, 37.60%, and 26.54%, respectively.

A3. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class Y Shares of Wachovia Equity Fund are represented by a solid line. The S&P 500 Index is represented by a dotted line. The line graph is a visual representation of change in value of a $10,000 hypothetical investment in the Class Y Shares of the fund and the S&P 500 Index. The "x"-axis reflects computation periods from 7/23/96 to 11/30/97. The "y"-axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class Y Shares, as compared to the S&P 500 Index. The ending values were $14,401 and $15,321, respectively. The legend in the bottom quadrant of the graphic presentation indicated the fund's Class Y Shares Average Annual Total Returns for the one-year period ended 11/30/97, from the fund's Class Y Shares start of performance (7/23/96)(cumulative) to 11/30/97, and from the fund's Class Y Shares start of performance (7/23/96) to 11/30/97. The total returns were 20.44%, 44.01%, and 30.86%, respectively.

A4. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Wachovia Quantitative Equity Fund, based on a 4.50% sales charge are represented by a solid line. The S&P 500 Index is represented by a dotted line. The line graph is a visual representation of change in value of a $10,000 hypothetical investment in the Class A Shares of the fund and the S&P 500 Index. The "x"-axis reflects computation periods from 3/25/94 to 11/30/97. The "y"-axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class A Shares, based on a 4.50% sales charge, as compared to the S&P 500 Index. The ending values were $21,423 and $20,649, respectively. The legend in the bottom quadrant of the graphic presentation indicated the fund's Class A Shares Average Annual Total Returns for the one-year period ended 11/30/97, from the fund's Class A Shares start of performance (3/25/94)(cumulative) to 11/30/97, and from the fund's Class A Shares start of performance (3/25/94) to 11/30/97. The total returns were 23.55%, 106.49%, and 21.74%, respectively.

A5. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class B Shares of Wachovia Quantitative Equity Fund, based on a 4.00% contingent deferred sales charge on any redemption less than two years from purchase date, are represented by a solid line. The S&P 500 Index is represented by a dotted line. The line graph is a visual representation of change in value of a $10,000 hypothetical investment in the Class B Shares of the fund and the S&P 500 Index. The "x"-axis reflects computation periods from 7/23/96 to 11/30/97. The "y"-axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class B Shares, based on a 4.00% contingent deferred sales charge on any redemption less than two years from purchase date, as compared to the S&P 500 Index. The ending values were $14,964 and $15,321, respectively. The legend in the bottom quadrant of the graphic presentation indicated the fund's Class B Shares Average Annual Total Returns for the one-year period ended 11/30/97, from the fund's Class B Shares start of performance (7/23/96)(cumulative) to 11/30/97, and from the fund's Class B Shares start of performance (7/23/96) to 11/30/97. The total returns were 23.05%, 49.64%, and 34.61%, respectively.

A6. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class Y Shares of Wachovia Quantitative Equity Fund are represented by a solid line. The S&P 500 Index is represented by a dotted line. The line graph is a visual representation of change in value of a $10,000 hypothetical investment in the Class Y Shares of the fund and the S&P 500 Index. The "x"-axis reflects computation periods from 7/23/96 to 11/30/97. The "y"-axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class Y Shares, as compared to the S&P 500 Index. The ending values were $15,577 and $15,321, respectively. The legend in the bottom quadrant of the graphic presentation indicated the fund's Class Y Shares Average Annual Total Returns for the one-year period ended 11/30/97, from the fund's Class Y Shares start of performance (7/23/96)(cumulative) to 11/30/97, and from the fund's Class Y Shares start of performance (7/23/96) to 11/30/97. The total returns were 29.60%, 55.77%, and 38.66%, respectively.

A7. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Wachovia Equity Index Fund, based on a 4.50% sales charge are represented by a solid line. The S&P 500 Index is represented by a dotted line. The line graph is a visual representation of change in value of a $10,000 hypothetical investment in the Class A Shares of the fund and the S&P 500 Index. The "x"-axis reflects computation periods from 5/7/93 to 11/30/97. The "y"-axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class A Shares, based on a 4.50% sales charge, as compared to the S&P 500 Index. The ending values were $22,442 and $22,857, respectively. The legend in the bottom quadrant of the graphic presentation indicated the fund's Class A Shares Average Annual Total Returns for the one-year period ended 11/30/97, from the fund's Class A Shares start of performance (5/7/93)(cumulative) to 11/30/97, and from the fund's Class A Shares start of performance (5/7/93) to 11/30/97. The total returns were 21.84%, 124.45%, and 19.37%, respectively.

A8. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class Y Shares of Wachovia Equity Index Fund are represented by a solid line. The S&P 500 Index is represented by a dotted line. The line graph is a visual representation of change in value of a $10,000 hypothetical investment in the Class Y Shares of the fund and the S&P 500 Index. The "x"-axis reflects computation periods from 7/23/96 to 11/30/97. The "y"-axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class Y Shares, as compared to the S&P 500 Index. The ending values were $15,367 and $15,321, respectively. The legend in the bottom quadrant of the graphic presentation indicated the fund's Class Y Shares Average Annual Total Returns for the one-year period ended 11/30/97, from the fund's Class Y Shares start of performance (7/23/96)(cumulative) to 11/30/97, and from the fund's Class Y Shares start of performance (7/23/96) to 11/30/97. The total returns were 27.91%, 53.68%, and 37.28%, respectively.

A9. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Wachovia Special Values Fund, based on a 4.50% sales charge are represented by a solid line. The Russell 2000 Small Stock Index ("Russell 2000 Index") is represented by a dotted line. The line graph is a visual representation of change in value of a $10,000 hypothetical investment in the Class A Shares of the fund and the Russell 2000 Index. The "x"-axis reflects computation periods from 5/7/93 to 11/30/97. The "y"-axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class A Shares, based on a 4.50% sales charge, as compared to the Russell 2000 Index. The ending values were $22,536 and $20,228, respectively. The legend in the bottom quadrant of the graphic presentation indicated the fund's Class A Shares Average Annual Total Returns for the one-year period ended 11/30/97, from the fund's Class A Shares start of performance (5/7/93)(cumulative) to 11/30/97, and from the fund's Class A Shares start of performance (5/7/93) to 11/30/97. The total returns were 27.08%, 125.38%, and 19.46%, respectively.

A10. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class Y Shares of Wachovia Special Values Fund are represented by a solid line. The Russell 2000 Index is represented by a dotted line. The line graph is a visual representation of change in value of a $10,000 hypothetical investment in the Class Y Shares of the fund and the Russell 2000 Index. The "x"-axis reflects computation periods from 7/23/96 to 11/30/97. The "y"-axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class Y Shares, as compared to the Russell 2000 Index. The ending values were $15,335 and $13,910, respectively. The legend in the bottom quadrant of the graphic presentation indicated the fund's Class Y Shares Average Annual Total Returns for the one-year period ended 11/30/97, from the fund's Class Y Shares start of performance (7/23/96)(cumulative) to 11/30/97, and from the fund's Class Y Shares start of performance (7/23/96) to 11/30/97. The total returns were 33.29%, 53.36%, and 37.02%, respectively.

A11. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Wachovia Emerging Markets Fund, based on a 4.50% sales charge are represented by a solid line. The International Finance Corporation Investable Index (Total Return Series) ("IFCI") is represented by a dotted line. The line graph is a visual representation of change in value of a $10,000 hypothetical investment in the Class A Shares of the fund and the IFCI. The "x"-axis reflects computation periods from 12/23/94 to 11/30/97. The "y"-axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class A Shares, based on a 4.50% sales charge, as compared to the IFCI. The ending values were $10,752 and $8,420, respectively. The legend in the bottom quadrant of the graphic presentation indicated the fund's Class A Shares Average Annual Total Returns for the one-year period ended 11/30/97, from the fund's Class A Shares start of performance (12/23/94)(cumulative) to 11/30/97, and from the fund's Class A Shares start of performance (12/23/94) to 11/30/97. The total returns were (8.14)%, 7.53%, and 2.50%, respectively.

A12. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class Y Shares of Wachovia Emerging Markets Fund are represented by a solid line. The IFCI is represented by a dotted line. The line graph is a visual representation of change in value of a $10,000 hypothetical investment in the Class Y Shares of the fund and the IFCI. The "x"-axis reflects computation periods from 7/23/96 to 11/30/97. The "y"-axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class Y Shares, as compared to the IFCI. The ending values were $9,434 and $8,400, respectively. The legend in the bottom quadrant of the graphic presentation indicated the fund's Class Y Shares Average Annual Total Returns for the one-year period ended 11/30/97, from the fund's Class Y Shares start of performance (7/23/96)(cumulative) to 11/30/97, and from the fund's Class Y Shares start of performance (7/23/96) to 11/30/97. The total returns were (3.64)%, (5.66)%, and (4.20)%, respectively.

A13. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Wachovia Balanced Fund, based on a 4.50% sales charge are represented by a solid line. The S&P 500 Index is represented by a dotted line. The Lehman Brothers Aggregate Bond Index (the "Lehman Aggregate Bond Index") is represented by a dashed line. The line graph is a visual representation of change in value of a $10,000 hypothetical investment in the Class A Shares of the fund, the S&P 500 Index and the Lehman Aggregate Bond Index. The "x"-axis reflects computation periods from 5/7/93 to 11/30/97. The "y"-axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class A Shares, based on a 4.50% sales charge, as compared to the S&P 500 Index and the Lehman Aggregate Bond Index. The ending values were $17,209, $22,857 and $13,466, respectively. The legend in the bottom quadrant of the graphic presentation indicated the fund's Class A Shares Average Annual Total Returns for the one-year period ended 11/30/97, from the fund's Class A Shares start of performance (5/7/93)(cumulative) to 11/30/97, and from the fund's Class A Shares start of performance (5/7/93) to 11/30/97. The total returns were 9.96%, 72.11%, and 12.62%, respectively.

A14. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class B Shares of Wachovia Balanced Fund, based on a 4.00% contingent deferred sales charge on any redemption less than two years from purchase date, are represented by a solid line. The S&P 500 Index is represented by a dotted line. The Lehman Aggregate Bond Index is represented by a dashed line. The line graph is a visual representation of change in value of a $10,000 hypothetical investment in the Class B Shares of the fund, the S&P 500 Index and the Lehman Aggregate Bond Index. The "x"-axis reflects computation periods from 7/23/96 to 11/30/97. The "y"-axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class B Shares, based on a 4.00% contingent deferred sales charge on any redemption less than two years from purchase date, as compared to the S&P 500 Index and the Lehman Aggregate Bond Index. The ending values were $12,607, $15,321, and $11,360, respectively. The legend in the bottom quadrant of the graphic presentation indicated the fund's Class B Shares Average Annual Total Returns for the one-year period ended 11/30/97, from the fund's Class B Shares start of performance (7/23/96)(cumulative) to 11/30/97, and from the fund's Class B Shares start of performance (7/23/96) to 11/30/97. The total returns were 8.49%, 26.07%, and 18.63%, respectively.

A15. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class Y Shares of Wachovia Balanced Fund are represented by a solid line. The S&P 500 Index is represented by a dotted line. The Lehman Aggregate Bond Index is represented by a dashed line. The line graph is a visual representation of change in value of a $10,000 hypothetical investment in the Class Y Shares of the fund, the S&P 500 Index and the Lehman Aggregate Bond Index. The "x"-axis reflects computation periods from 7/23/96 to 11/30/97. The "y"-axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class Y Shares, as compared to the S&P 500 Index and the Lehman Aggregate Bond Index. The ending values were $13,232, $15,321 and $11,360, respectively. The legend in the bottom quadrant of the graphic presentation indicated the fund's Class Y Shares Average Annual Total Returns for the one-year period ended 11/30/97, from the fund's Class Y Shares start of performance (7/23/96)(cumulative) to 11/30/97, and from the fund's Class Y Shares start of performance (7/23/96) to 11/30/97. The total returns were 15.37%, 32.32%, and 22.94%, respectively.

A16. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Wachovia Fixed Income Fund, based on a 4.50% sales charge are represented by a solid line. The Lehman Aggregate Bond Index is represented by a dotted line. The line graph is a visual representation of change in value of a $10,000 hypothetical investment in the Class A Shares of the fund and the Lehman Aggregate Bond Index. The "x"-axis reflects computation periods from 5/7/93 to 11/30/97. The "y"-axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class A Shares, based on a 4.50% sales charge, as compared to the Lehman Aggregate Bond Index. The ending values were $12,357 and $13,466, respectively. The legend in the bottom quadrant of the graphic presentation indicated the fund's Class A Shares Average Annual Total Returns for the one-year period ended 11/30/97, from the fund's Class A Shares start of performance (5/7/93)(cumulative) to 11/30/97, and from the fund's Class A Shares start of performance (5/7/93) to 11/30/97. The total returns were 1.39%, 23.58%, and 4.74%, respectively.

A17. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class B Shares of Wachovia Fixed Income Fund, based on a 4.00% contingent deferred sales charge on any redemption less than two years from purchase date, are represented by a solid line. The Lehman Aggregate Bond Index is represented by a dotted line. The line graph is a visual representation of change in value of a $10,000 hypothetical investment in the Class B Shares of the fund and the Lehman Aggregate Bond Index. The "x"-axis reflects computation periods from 7/23/96 to 11/30/97. The "y"-axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class B Shares, based on a 4.00% contingent deferred sales charge on any redemption less than two years from purchase date, as compared to the Lehman Aggregate Bond Index. The ending values were $10,705 and $11,360, respectively. The legend in the bottom quadrant of the graphic presentation indicated the fund's Class B Shares Average Annual Total Returns for the one-year period ended 11/30/97, from the fund's Class B Shares start of performance (7/23/96)(cumulative) to 11/30/97, and from the fund's Class B Shares start of performance (7/23/96) to 11/30/97. The total returns were (0.03)%, 7.05%, and 5.15%, respectively.

A18. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class Y Shares of Wachovia Fixed Income Fund are represented by a solid line. The Lehman Aggregate Bond Index is represented by a dotted line. The line graph is a visual representation of change in value of a $10,000 hypothetical investment in the Class Y Shares of the fund and the Lehman Aggregate Bond Index. The "x"-axis reflects computation periods from 7/23/96 to 11/30/97. The "y"-axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class Y Shares, as compared to the Lehman Aggregate Bond Index. The ending values were $11,289 and $11,360, respectively. The legend in the bottom quadrant of the graphic presentation indicated the fund's Class Y Shares Average Annual Total Returns for the one-year period ended 11/30/97, from the fund's Class Y Shares start of performance (7/23/96)(cumulative) to 11/30/97, and from the fund's Class Y Shares start of performance (7/23/96) to 11/30/97. The total returns were 6.38%, 12.89%, and 9.34%, respectively.

A19. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Wachovia Short-Term Fixed Income Fund, based on a 4.50% sales charge that was in effect prior to 2/1/95 (as of 2/1/95 the fund's maximum sales charge is 2.50%) are represented by a solid line. The Merrill Lynch 1-3 Year U.S. Treasury Index is represented by a dotted line. The line graph is a visual representation of change in value of a $10,000 hypothetical investment in the Class A Shares of the fund and the Merrill Lynch 1-3 Year U.S. Treasury Index. The "x"-axis reflects computation periods from 5/7/93 to 11/30/97. The "y"-axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class A Shares, based on a 4.50% sales charge, as compared to the Merrill Lynch 1-3 Year U.S. Treasury Index. The ending values were $11,842 and $12,707, respectively. The legend in the bottom quadrant of the graphic presentation indicated the fund's Class A Shares Average Annual Total Returns for the one-year period ended 11/30/97, from the fund's Class A Shares start of performance (5/7/93)(cumulative) to 11/30/97, and from the fund's Class A Shares start of performance (5/7/93) to 11/30/97. The total returns were 2.48%, 20.87%, and 4.24%, respectively.

A20. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class Y Shares of Wachovia Short-Term Fixed Income Fund are represented by a solid line. The Merrill Lynch 1-3 Year U.S. Treasury Index is represented by a dotted line. The line graph is a visual representation of change in value of a $10,000 hypothetical investment in the Class Y Shares of the fund and the Merrill Lynch 1-3 Year U.S. Treasury Index. The "x"-axis reflects computation periods from 7/23/96 to 11/30/97. The "y"-axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class Y Shares, as compared to the Merrill Lynch 1-3 Year U.S. Treasury Index. The ending values were $10,849 and $10,930, respectively. The legend in the bottom quadrant of the graphic presentation indicated the fund's Class Y Shares Average Annual Total Returns for the one-year period ended 11/30/97, from the fund's Class Y Shares start of performance (7/23/96)(cumulative) to 11/30/97, and from the fund's Class Y Shares start of performance (7/23/96) to 11/30/97. The total returns were 5.33%, 8.50%, and 6.19%, respectively.

A21. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Wachovia Georgia Municipal Bond Fund, based on a 4.50% sales charge are represented by a solid line. The Lehman Brothers State General Obligations Bond Index (the "Lehman State General Obligations Bond Index") is represented by a dotted line. The line graph is a visual representation of change in value of a $10,000 hypothetical investment in the Class A Shares of the fund and the Lehman State General Obligations Bond Index. The "x"-axis reflects computation periods from 12/23/94 to 11/30/97. The "y"-axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class A Shares, based on a 4.50% sales charge, as compared to the Lehman State General Obligations Bond Index. The ending values were $12,039 and $12,981, respectively. The legend in the bottom quadrant of the graphic presentation indicated the fund's Class A Shares Average Annual Total Returns for the one-year period ended 11/30/97, from the fund's Class A Shares start of performance (12/23/94)(cumulative) to 11/30/97, and from the fund's Class A Shares start of performance (12/23/94) to 11/30/97. The total returns were 0.65%, 20.40%, and 6.52%, respectively.

A22. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class Y Shares of Wachovia Georgia Municipal Bond Fund are represented by a solid line. The Lehman State General Obligations Bond Index is represented by a dotted line. The line graph is a visual representation of change in value of a $10,000 hypothetical investment in the Class Y Shares of the fund and the Lehman State General Obligations Bond Index. The "x"-axis reflects computation periods from 7/23/96 to 11/30/97. The "y"-axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class Y Shares, as compared to the Lehman State General Obligations Bond Index. The ending values were $11,018 and $11,075, respectively. The legend in the bottom quadrant of the graphic presentation indicated the fund's Class Y Shares Average Annual Total Returns for the one-year period ended 11/30/97, from the fund's Class Y Shares start of performance (7/23/96)(cumulative) to 11/30/97, and from the fund's Class Y Shares start of performance (7/23/96) to 11/30/97. The total returns were 5.63%, 10.18%, and 7.40%, respectively.

A23. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Wachovia North Carolina Municipal Bond Fund, based on a 4.50% sales charge are represented by a solid line. The Lehman State General Obligations Bond Index is represented by a dotted line. The line graph is a visual representation of change in value of a $10,000 hypothetical investment in the Class A Shares of the fund and the Lehman State General Obligations Bond Index. The "x"-axis reflects computation periods from 12/23/94 to 11/30/97. The "y"-axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class A Shares, based on a 4.50% sales charge, as compared to the Lehman State General Obligations Bond Index. The ending values were $12,106 and $12,981, respectively. The legend in the bottom quadrant of the graphic presentation indicated the fund's Class A Shares Average Annual Total Returns for the one-year period ended 11/30/97, from the fund's Class A Shares start of performance (12/23/94)(cumulative) to 11/30/97, and from the fund's Class A Shares start of performance (12/23/94) to 11/30/97. The total returns were 0.61%, 21.07%, and 6.72%, respectively.

A24. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class Y Shares of Wachovia North Carolina Municipal Bond Fund are represented by a solid line. The Lehman State General Obligations Bond Index is represented by a dotted line. The line graph is a visual representation of change in value of a $10,000 hypothetical investment in the Class Y Shares of the fund and the Lehman State General Obligations Bond Index. The "x"-axis reflects computation periods from 7/23/96 to 11/30/97. The "y"-axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class Y Shares, as compared to the Lehman State General Obligations Bond Index. The ending values were $11,037 and $11,075, respectively. The legend in the bottom quadrant of the graphic presentation indicated the fund's Class Y Shares Average Annual Total Returns for the one-year period ended 11/30/97, from the fund's Class Y Shares start of performance (7/23/96)(cumulative) to 11/30/97, and from the fund's Class Y Shares start of performance (7/23/96) to 11/30/97. The total returns were 5.57%, 10.38%, and 7.54%, respectively.

A25. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Wachovia South Carolina Municipal Bond Fund, based on a 4.50% sales charge are represented by a solid line. The Lehman State General Obligations Bond Index is represented by a dotted line. The line graph is a visual representation of change in value of a $10,000 hypothetical investment in the Class A Shares of the fund and the Lehman State General Obligations Bond Index. The "x"-axis reflects computation periods from 1/11/91 to 11/30/97. The "y"-axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class A Shares, based on a 4.50% sales charge, as compared to the Lehman State General Obligations Bond Index. The ending values were $15,641 and $16,664, respectively. The legend in the bottom quadrant of the graphic presentation indicated the fund's Class A Shares Average Annual Total Returns for the one-year, and five-year periods ended 11/30/97, from the fund's Class A Shares start of performance (1/11/91)(cumulative) to 11/30/97, and from the fund's Class A Shares start of performance (1/11/91) to 11/30/97. The total returns were 1.25%, 5.87%, 56.62%, and 6.73%, respectively.

A26. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class Y Shares of Wachovia South Carolina Municipal Bond Fund are represented by a solid line. The Lehman State General Obligations Bond Index is represented by a dotted line. The line graph is a visual representation of change in value of a $10,000 hypothetical investment in the Class Y Shares of the fund and the Lehman State General Obligations Bond Index. The "x"-axis reflects computation periods from 7/23/96 to 11/30/97. The "y"-axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class Y Shares, as compared to the Lehman State General Obligations Bond Index. The ending values were $11,139 and $11,075, respectively. The legend in the bottom quadrant of the graphic presentation indicated the fund's Class Y Shares Average Annual Total Returns for the one-year period ended 11/30/97, from the fund's Class Y Shares start of performance (7/23/96)(cumulative) to 11/30/97, and from the fund's Class Y Shares start of performance (7/23/96) to 11/30/97. The total returns were 6.23%, 11.39%, and 8.27%, respectively.